_________________________________________________________________________________________________________

                                    WACHOVIA MORTGAGE LOAN TRUST, LLC,

                                              as Depositor,

                                     U.S. BANK NATIONAL ASSOCIATION,

                            as Master Servicer and Certificate Administrator,

 NATIONAL CITY MORTGAGE CO., FIFTH THIRD MORTGAGE COMPANY, SUNTRUST MORTGAGE, INC. AND WELLS FARGO BANK,
                                                   N.A.

                                              as Servicers,

                                                   and

                                   HSBC BANK USA, NATIONAL ASSOCIATION,

                                                as Trustee

                                     POOLING AND SERVICING AGREEMENT

                                           Dated March 27, 2007

                                         _______________________

                                    Mortgage Pass-Through Certificates

                                              Series 2007-A

_________________________________________________________________________________________________________

         Section 2.03          Representations, Warranties and Covenants of the Master Servicer
                               and the Servicers................................................................43

         Section 2.04          Assignment of Interest in the Mortgage Loan Purchase Agreement;

         Section 3.02          Subservicing and Subcontracting; Enforcement of the Obligations

         Section 3.08          Collection of Mortgage Loan Payments; Servicer Custodial
                               Accounts; Collection Account; Certificate Account; and
                               Upper-Tier Certificate Account...................................................59

         Section 3.09          Collection of Taxes, Assessments and Similar Items; Escrow
                               Accounts.........................................................................63

         Section 3.10          Access to Certain Documentation and Information Regarding the
                               Mortgage Loans...................................................................64

                                                                -i-

                                                     (continued)
                                                                                                              Page

         Section 3.11          Permitted Withdrawals from the Servicer Custodial Accounts,
                               Collection Account, Certificate Account and Upper-Tier

         Section 3.16          Documents, Records and Funds in Possession of the Master

         Section 5.07          Rights of the Tax Matters Person in Respect of the Certificate
                               Administrator....................................................................89

                                                                -ii-

                                                     (continued)

         Section 7.01          Respective Liabilities of the Depositor, the Master Servicer and
                               the Servicers....................................................................97

         Section 7.02          Merger or Consolidation of the Depositor, the Master Servicer or
                               a Servicer.......................................................................97

         Section 7.03          Limitation on Liability of the Depositor, the Master Servicer,
                               the Servicers and Others; Liability of Master Servicer and

         Section 8.03          Directions by Certificateholders and Duties of Trustee During
                               Event of Default................................................................104

         Section 8.04          Action upon Certain Failures of the Master Servicer or a

         Section 9.02          Certain Matters Affecting the Trustee and Certificate
                               Administrator...................................................................109

                                                                -iii-

                                                     (continued)
                                                                                                              Page

         Section 9.03          Neither Trustee nor Certificate Administrator Liable for

         Section 9.06          Resignation and Removal of Trustee and the Certificate
                               Administrator...................................................................113

         Section 9.07          Successor Trustee or Certificate Administrator..................................115

         Section 9.08          Merger or Consolidation of Trustee or the Certificate

         Section 9.11          Trustee's Fees and Expenses and Certificate Administrator's Fees

         Section 10.01         Termination upon Purchase by the Master Servicer or Liquidation

                                                                -iv-

                                                     (continued)

                                                                -v-

APPENDICES

Appendix 1                 Calculation of Uncertificated Lower-Tier Regular Interest Y Principal
                           Reduction Amounts

EXHIBITS

Exhibit A-1                Form of Class A Certificate
Exhibit A-2                Form of Class 1-A-R Certificate
Exhibit B                  Form of Class B-1, Class B-2 and Class B-3 Certificate
Exhibit C                  Form of Class B-4, Class B-5 and Class B-6 Certificate
Exhibit D-1                Mortgage Loan Schedule (Loan Group 1)
Exhibit D-2                Mortgage Loan Schedule (Loan Group 2)
Exhibit D-3                Mortgage Loan Schedule (Loan Group 3)
Exhibit D-4                Mortgage Loan Schedule (Loan Group 4)
Exhibit E                  Form of Request for Release of Documents
Exhibit F                  Form of Certification of Establishment of Account
Exhibit G-1                Form of Transferor's Certificate
Exhibit G-2A               Form 1 of Transferee's Certificate
Exhibit G-2B               Form 2 of Transferee's Certificate
Exhibit H                  Form of Transferee Representation Letter
                           for ERISA Restricted Certificates
Exhibit I-1                Form of Affidavit Regarding Transfer of Residual Certificates
Exhibit I-2                Form of Transferor Certificate Regarding Transfer of Residual Certificates
Exhibit J                  [Reserved]
Exhibit K                  [Reserved]
Exhibit L                  [Reserved]
Exhibit M                  Form of Lost Note Affidavit
Exhibit N                  Form of Custodial Agreement
Exhibit O                  Form of Initial Certification
Exhibit P                  Form of Final Certification
Exhibit Q                  Form of 10-K Certification
Exhibit R                  Relevant Servicing Criteria
Exhibit S                  Additional Form 10-D Disclosure
Exhibit T                  Form of Distribution Date Statement
Exhibit U                  Additional Disclosure Notification
Exhibit V                  Additional Form 10-K Disclosure
Exhibit W                  Form 8-K Disclosure Information

                                                                -vi-

                                     POOLING AND SERVICING AGREEMENT

         THIS  POOLING AND  SERVICING  AGREEMENT,  DATED MARCH 27, 2007,  IS HEREBY  EXECUTED BY AND AMONG
WACHOVIA MORTGAGE LOAN TRUST, LLC, AS DEPOSITOR,  U.S. BANK NATIONAL  ASSOCIATION ("U.S. BANK"), AS MASTER
SERVICER AND  CERTIFICATE  ADMINISTRATOR,  NATIONAL CITY MORTGAGE CO.  ("NATIONAL  CITY"),  AS A SERVICER,
FIFTH THIRD MORTGAGE COMPANY ("FIFTH THIRD"), AS A SERVICER,  SUNTRUST MORTGAGE,  INC. ("SUNTRUST"),  AS A
SERVICER,  WELLS  FARGO  BANK,  N.A.  ("WELLS  FARGO"),  AS  A  SERVICER,  AND  HSBC  BANK  USA,  NATIONAL
ASSOCIATION, AS TRUSTEE.

                                      W I T N E S S E T H  T H A T:

         In consideration of the mutual agreements herein contained,  the Depositor,  the Master Servicer, the Servicers, the Certificate Administrator and the Trustee agree as follows:

                                          PRELIMINARY STATEMENT

         In exchange for the  Certificates,  the Depositor will convey the Trust Estate to the Trustee and create the Trust.

                                             Lower-Tier REMIC

         As  provided  herein,  the  Certificate  Administrator,  on behalf of the  Trustee,  will make an election  to treat the entire  segregated  pool of assets  described  in the  definition  of Trust  Estate
(including  the Mortgage  Loans),  and subject to this  Agreement,  as a real estate  mortgage  investment conduit  (a  "REMIC")  for  federal  income  tax  purposes  and such  segregated  pool of  assets  will be designated  as the  "Lower-Tier  REMIC."  Component  I of the  Class  1-A-R  Certificates  will  represent ownership  of the sole class of "residual  interests"  in the  Lower-Tier  REMIC for purposes of the REMIC
Provisions (as defined herein).

         The following table  irrevocably sets forth the  designation,  Uncertificated  Pass-Through  Rate and initial  Uncertificated  Principal Balance for each of the "regular interests" in the Lower-Tier REMIC
(the  "Uncertificated  Lower-Tier Regular  Interests") and the designation,  Pass-Through Rate and initial
Class  Certificate  Balance of  Component I of the Class 1-A-R  Certificates.  None of the  Uncertificated
Lower-Tier  Regular  Interests  will  be  certificated.   Solely  for  purposes  of  satisfying   Treasury
regulation   Section   1.860G-1(a)(4)(iii),   the  "latest  possible   maturity  date"  for  each  of  the
Uncertificated  Lower-Tier  Regular Interests and Component I of the Class 1-A-R Certificates shall be the
REMIC Certificate Maturity Date.

                                                    1

________________________________________________________________________________________________________________
                                   Uncertificated Pass-
                                        Through Rate                         Initial Uncertificated
        Designation                (or Pass-Through Rate)             Principal Balance (or Initial Class
                                                                              Certificate Balance)
________________________________________________________________________________________________________________
            Y-1                          Variable(1)                                                 $21,975.47
________________________________________________________________________________________________________________
            Y-2                          Variable(1)                                                 $70,012.17
________________________________________________________________________________________________________________
            Y-3                          Variable(1)                                                 $40,698.36
________________________________________________________________________________________________________________
            Y-4                          Variable(1)                                                 $13,677.67
________________________________________________________________________________________________________________
            Z-1                          Variable(1)                                             $43,934,763.22
________________________________________________________________________________________________________________
            Z-2                          Variable(1)                                            $139,972,816.71
________________________________________________________________________________________________________________
            Z-3                          Variable(1)                                             $81,356,021.30
________________________________________________________________________________________________________________
            Z-4                          Variable(1)                                             $27,341,653.83
________________________________________________________________________________________________________________
  Component I of the Class               Variable(2)                                                    $100.00
           1-A-R
________________________________________________________________________________________________________________
(1) Calculated in accordance with the definition of "Uncertificated Pass-Through Rate" herein.

(2) For each Distribution  Date,  interest will accrue on Component I of the Class 1-A-R Certificates at a per annum rate equal to the Net WAC for the Group 1 Mortgage Loans.

                                             Upper-Tier REMIC

                  A  segregated  pool  of  assets  consisting  of the  Uncertificated  Lower-Tier  Regular
Interests will be designated as the  "Upper-Tier  REMIC" and the Certificate  Administrator,  on behalf of the Trustee,  will make a separate REMIC election with respect thereto.  Each of the  Certificates  (other than the Class 1-A-R  Certificates)  will be "regular  interests"  in the  Upper-Tier  REMIC  (referred to collectively  as the  "Regular  Certificates")  and  Component  II of the Class  1-A-R  Certificates  will represent  ownership of the sole class of "residual  interests"  in the  Upper-Tier  REMIC for purposes of
the   REMIC   Provisions.    Solely   for   purposes   of   satisfying    Treasury    regulation   Section
1.860G-1(a)(4)(iii),  the  "latest  possible  maturity  date," for each of the  Regular  Certificates  and
Component  II of the  Class  1-A-R  Certificates  shall  be  the  REMIC  Certificate  Maturity  Date.  The
Certificates and the  Uncertificated  Lower-Tier  Regular  Interests will represent the entire  beneficial ownership interest in the Trust.

                  The following table sets forth  characteristics  of the Certificates,  together with the minimum  denominations  and  integral  multiples  in excess  thereof in which the Classes of  Certificates shall be issuable  (except that one Certificate of each Class of Certificates  may be issued in any amount in excess of the minimum denomination):

                                                    2

_____________________________________________________________________________________________________________
                                                                                         Integral Multiples
                       Initial Class              Pass-Through      Minimum              In Excess
Classes                Certificate Balance        Rate              Denomination         Of Minimum
_____________________________________________________________________________________________________________
Class 1-A-1                       $40,439,000.00  (1)               $ 10,000             $1
_____________________________________________________________________________________________________________
Class 1-A-2                        $1,759,000.00  (1)               $ 10,000             $1
_____________________________________________________________________________________________________________
Component II of                            $0.00  (1)               (6)                  N/A
Class 1-A-R
_____________________________________________________________________________________________________________
Class 2-A-1                      $128,839,000.00  (2)               $ 10,000             $1
_____________________________________________________________________________________________________________
Class 2-A-2                        $5,602,000.00  (2)               $ 10,000             $1
_____________________________________________________________________________________________________________
Class 3-A-1                       $74,883,000.00  (3)               $ 10,000             $1
_____________________________________________________________________________________________________________
Class 3-A-2                        $3,257,000.00  (3)               $ 10,000             $1
_____________________________________________________________________________________________________________
Class 4-A-1                       $25,166,000.00  (4)               $ 10,000             $1
_____________________________________________________________________________________________________________
Class 4-A-2                        $1,095,000.00  (4)               $ 10,000             $1
_____________________________________________________________________________________________________________
Class B-1                          $6,002,000.00  (5)               $ 10,000             $1
_____________________________________________________________________________________________________________
Class B-2                          $1,903,000.00  (5)               $ 10,000             $1
_____________________________________________________________________________________________________________
Class B-3                          $1,464,000.00  (5)               $ 10,000             $1
_____________________________________________________________________________________________________________
Class B-4                            $878,000.00  (5)               $ 10,000             $1
_____________________________________________________________________________________________________________
Class B-5                            $732,000.00  (5)               $ 10,000             $1
_____________________________________________________________________________________________________________
Class B-6                            $732,618.73  (5)               $ 10,000             $1
_____________________________________________________________________________________________________________

_______________

(1)      For each  Distribution  Date,  interest  will  accrue on these  Certificates  at a per annum rate equal to the Net WAC for the Group 1 Mortgage Loans.

(2)      For each  Distribution  Date,  interest  will  accrue on these  Certificates  at a per annum rate equal to the Net WAC for the Group 2 Mortgage Loans.

(3)      For each  Distribution  Date,  interest  will  accrue on these  Certificates  at a per annum rate equal to the Net WAC for the Group 3 Mortgage Loans.

(4)      For each  Distribution  Date,  interest  will  accrue on these  Certificates  at a per annum rate equal to the Net WAC for the Group 4 Mortgage Loans.

(5)      For each  Distribution  Date,  interest  will  accrue on these  Certificates  at a per annum rate equal to Net WAC for Mortgage  Loans in all Loan  Groups,  weighted on the basis of the  aggregate  Stated
Principal  Balances of the Mortgage  Loans in each Loan Group on the Due Date in the month  preceding  the month of such  Distribution  Date minus the Class  Certificate  Balance of the related  Classes of Class A
Certificates.

(6)      Other  than the 0.01%  Percentage  Interest  in the Class  1-A-R  Certificates  to be held by the
Seller, the minimum  denomination of the Class 1-A-R  Certificates will be 20% of the Percentage  Interest of the Class 1-A-R Certificates.

                                                    3

                                                ARTICLE I

                                               DEFINITIONS

                  Section 1.01      Defined Terms.  Whenever used in this  Agreement,  the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

                  1933 Act:  The  Securities  Act of 1933,  as  amended,  and the  rules  and  regulations thereunder.

                  1934 Act:  The  Securities  Act of 1934,  as  amended,  and the  rules  and  regulations thereunder.

                  Accepted  Master  Servicing  Practices:   With  respect  to  any  Mortgage  Loan,  those
customary  mortgage  servicing  practices of prudent mortgage  servicing  institutions that master service mortgage  loans of the same type and quality as such Mortgage Loan in the  jurisdiction  where the related
Mortgaged  Property is located,  to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer).

                  Accountant's  Attestation:  The  attestation  required  from an  Accountant  pursuant to
Section 12.08.

                  Accrued  Certificate  Interest:  For any  Distribution  Date and  each  interest-bearing
Class,  one  month's  interest  accrued  during the  related  Interest  Accrual  Period at the  applicable
Pass-Through Rate on the applicable Class Certificate Balance.

                  Additional Disclosure Notification:  As defined in Section 12.02.

                  Additional Form 10-D Disclosure:  As defined in Section 12.02.

                  Additional Form 10-K Disclosure:  As defined in Section 12.03.

                  Additional  Servicer:  Each  Affiliate  of  each  Servicer  that  Services  any  of  the
Mortgage  Loans and each Person who is not an  Affiliate  of any  Servicer who Services 10% or more of the
Mortgage Loans (measured by aggregate  Stated  Principal  Balance of the Mortgage  Loans,  annually at the commencement  of the calendar year prior to the year in which an Item 1123  Certificate is required to the delivered).  For clarification purposes, the Master Servicer is an Additional Servicer.

                  Adjusted  Pool  Amount:  With  respect  to any  Distribution  Date and Loan  Group,  the
Cut-Off  Date Pool  Principal  Balance of the  Mortgage  Loans in such Loan Group minus the sum of (i) all amounts in respect of principal  received in respect of the Mortgage Loans in such Loan Group  (including, without  limitation,  amounts received as Monthly  Payments,  Periodic  Advances,  Principal  Prepayments,
Liquidation  Proceeds and Substitution  Adjustment  Amounts) and distributed to Holders of Certificates on such  Distribution  Date and all prior  Distribution  Dates,  (ii) the  principal  portion of all Realized
Losses  (other than Debt Service  Reductions)  incurred on the Mortgage  Loans in such Loan Group from the
Cut-Off  Date  through  the end of the month  preceding  such  Distribution  Date and  (iii)  any  amounts capitalized as a result of modifications to such Mortgage Loans pursuant to Section 3.21.

                                                    4

                  Advance:  A Periodic Advance or a Servicing Advance.

                  Affiliate:  With respect to any Person, any other Person  controlling,  controlled by or under common  control with such Person.  For  purposes of this  definition,  "control"  means the power to direct the  management  and policies of a Person,  directly or indirectly,  whether  through  ownership of voting  securities,  by contract or otherwise  and  "controlling"  and  "controlled"  shall have  meanings correlative to the foregoing.

                  Aggregate  Subordinate  Percentage:  As to any  Distribution  Date, the aggregate  Class
Certificate  Balance of the  Subordinate  Certificates  divided by the  aggregate  Pool  Stated  Principal
Balance for all Loan Groups.

                  Agreement:  This Pooling and Servicing  Agreement  together with all  amendments  hereof and supplements hereto.

                  Amount Held for Future  Distribution:  As to any  Distribution  Date and Loan Group, the
total of the  amounts  held in the  related  Servicer  Custodial  Account at the close of  business on the preceding  Determination  Date on account of (i) Principal  Prepayments and Liquidation  Proceeds received or made on the  Mortgage  Loans  in such  Loan  Group  in the  month  of such  Distribution  Date and (ii)
payments which represent  receipt of Monthly  Payments on the Mortgage Loans in such Loan Group in respect of a Due Date or Due Dates subsequent to the related Due Date.

                  Appraised Value:  With respect to any Mortgaged  Property,  either (i) the lesser of (a)
the  appraised  value  determined  in an  appraisal  obtained by the  originator  at  origination  of such
Mortgage Loan and (b) the sales price for such  property,  except that, in the case of Mortgage  Loans the proceeds of which were used to refinance an existing  mortgage  loan,  the Appraised  Value of the related
Mortgaged  Property is the  appraised  value thereof  determined  in an appraisal  obtained at the time of refinancing,  or (ii) the appraised  value  determined in an appraisal  made at the request of a Mortgagor subsequent to origination  in order to eliminate the  Mortgagor's  obligation to keep a Primary  Insurance
Policy in force.

                  Assignment  of Mortgage:  An individual  assignment of the Mortgage,  notice of transfer or equivalent  instrument in recordable form,  sufficient  under the laws of the jurisdiction  wherein the related Mortgaged Property is located to give record notice of the assignment of the Mortgage.

                  Authenticating Agents:  As defined in Section 9.10.

                  Book-Entry   Certificate:   All  Classes  of   Certificates   other  than  the  Physical
Certificates.

                  Business  Day:  Any day  other  than (i) a  Saturday  or a Sunday or (ii) a day on which banking institutions in the State of North Carolina,  the State of Delaware,  the State of Minnesota,  the
State of New York,  the State of Iowa,  the State of  California,  the State of South  Carolina,  and each

                                                    5

state in which the servicing  office of a Servicer is located or the states in which the  Corporate  Trust
Offices of the  Certificate  Administrator  and the Trustee are located are required or  authorized by law or executive order to be closed.

                  Certificate:  Any of  the  Wachovia  Mortgage  Loan  Trust,  LLC  Mortgage  Pass-Through
Certificates, Series 2007-A that are issued pursuant to this Agreement.

                  Certificate  Account:  The  separate  Eligible  Account  created and  maintained  by the
Certificate  Administrator  pursuant to Section 3.08(i) in the name of the Trustee, for the benefit of the
Certificateholders  and designated "HSBC Bank USA, National  Association,  in trust for registered holders of Wachovia  Mortgage Loan Trust,  LLC Mortgage  Pass-Through  Certificates,  Series 2007-A." Funds in the
Certificate  Account  shall be held in trust  for the  Certificateholders  for the uses and  purposes  set forth in this Agreement.

                  Certificate    Administrator:     U.S.    Bank    National    Association,    and    its
successors-in-interest  and,  if a  successor  certificate  administrator  is  appointed  hereunder,  such successor, as certificate administrator.

                  Certificate  Administrator  Fee: With respect to each Loan Group and Distribution  Date, a fee in an amount equal to one-twelfth of the product of the Certificate  Administrator  Fee Rate and the
Pool Stated Principal Balance.

                  Certificate Administrator Fee Rate: 0.0120% per annum.

                  Certificate  Balance:  With respect to any  Certificate  at any date, the product of the
Percentage  Interest of such  Certificate and the Class  Certificate  Balance of the Class of Certificates
of which such Certificate is a part.

                  Certificate  Owner:  With  respect to a  Book-Entry  Certificate,  the Person who is the
beneficial  owner  of  a  Book-Entry  Certificate.   With  respect  to  any  Definitive  Certificate,  the
Certificateholder of such Certificate.

                  Certificate Register:  The register maintained pursuant to Section 6.02.

                  Certificate Registrar:  The registrar appointed pursuant to Section 6.02.

                  Certificateholder:  The  Person  in  whose  name  a  Certificate  is  registered  in the
Certificate  Register,  except  that,  solely  for the  purpose  of giving any  consent  pursuant  to this
Agreement,  any  Certificate  registered in the name of the  Depositor,  either  Servicer or any affiliate thereof shall be deemed not to be  outstanding  and the  Percentage  Interest and Voting Rights  evidenced thereby  shall not be taken  into  account in  determining  whether  the  requisite  amount of  Percentage
Interests or Voting  Rights,  as the case may be,  necessary to effect any such consent has been obtained, provided that none of the Certificate Registrar,  the Certificate  Administrator,  or the Trustee shall be responsible  for knowing that any  Certificate  is  registered  in the name of such an affiliate  unless a
Responsible Officer of any such party has actual knowledge.

                  Certification Parties:  As defined in Section 12.09.

                                                    6

                  Certifying Person:  As defined in Section 12.09.

                  Class:  The Class 1-A-1,  Class  1-A-2,  Class 1-A-R,  Class 2-A-1,  Class 2-A-2,  Class
3-A-1,  Class 3-A-2,  Class 4-A-1,  Class 4-A-2, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
Class B-6 Certificates, as the case may be.

                  Class A Certificates:  The Class 1-A-1,  Class 1-A-2,  Class 1-A-R,  Class 2-A-1,  Class
2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1 and Class 4-A-2 Certificates.

                  Class B  Certificates:  The Class B-1,  Class B-2,  Class B-3,  Class B-4, Class B-5 and
Class B-6 Certificates.

                  Class 1-A-2 Loss  Allocation  Amount:  With respect to any  Distribution  Date after the
Senior Credit Support Depletion Date, the amount,  if any, by which the Class  Certificate  Balance of the
Class 1-A-2  Certificates  would be reduced as a result of the allocation of any Realized Loss pursuant to
Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

                  Class 2-A-2 Loss  Allocation  Amount:  With respect to any  Distribution  Date after the
Senior Credit Support Depletion Date, the amount,  if any, by which the Class  Certificate  Balance of the
Class 2-A-2  Certificates  would be reduced as a result of the allocation of any Realized Loss pursuant to
Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

                  Class 3-A-2 Loss  Allocation  Amount:  With respect to any  Distribution  Date after the
Senior Credit Support Depletion Date, the amount,  if any, by which the Class  Certificate  Balance of the
Class 3-A-2  Certificates  would be reduced as a result of the allocation of any Realized Loss pursuant to
Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

                  Class 4-A-2 Loss  Allocation  Amount:  With respect to any  Distribution  Date after the
Senior Credit Support Depletion Date, the amount,  if any, by which the Class  Certificate  Balance of the
Class 4-A-2  Certificates  would be reduced as a result of the allocation of any Realized Loss pursuant to
Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

                  Class  Certificate  Balance:  With  respect to any Class and any date of  determination, the Initial Class  Certificate  Balance of such Class minus the sum of (i) all  distributions of principal made with respect  thereto,  (ii) all Realized Losses allocated  thereto pursuant to Section 5.03(a),  and
(iii) all other reductions in Class Certificate  Balance previously  allocated thereto pursuant to Section
5.03(b),  plus the amount of any  Subsequent  Recoveries  added to the Class  Certificate  Balance of such
Class pursuant to Section 5.03(f).

                  Class Interest  Shortfall:  For any Distribution Date and each  interest-bearing  Class, the amount by which Accrued  Certificate  Interest for such Class (as reduced pursuant to Section 5.02(c))
exceeds the amount of interest  actually  distributed on such Class on such  Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

                                                    7

                  Class   Unpaid   Interest   Shortfall:   As  to   any   Distribution   Date   and   each
interest-bearing  Class,  the amount by which the aggregate  Class  Interest  Shortfalls for such Class on prior Distribution  Dates exceeds the amount of interest actually  distributed on such Class on such prior
Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

                  Closing Date:  March 27, 2007.

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Collection  Account:  The  separate  Eligible  Account  created  and  maintained  by the
Master  Servicer  pursuant  to  Section  3.08(f)  in the  name  of the  Trustee,  for the  benefit  of the
Certificateholders  and designated "HSBC Bank USA, National  Association,  in trust for registered holders of Wachovia  Mortgage Loan Trust,  LLC Mortgage  Pass-Through  Certificates,  Series 2007-A." Funds in the
Collection Account shall be held in trust for the  Certificateholders  for the uses and purposes set forth in this Agreement.

                  Commission:  The United States Securities and Exchange Commission.

                  Compensating Interest:  As defined in Section 3.17.

                  Continued Errors:  As defined in Section 3.25(f).

                  Co-op Shares:  Shares issued by private non-profit housing corporations.

                  Corporate  Trust Office:  With respect to the  Certificate  Administrator,  for purposes of transfers and exchanges and for presentment  and surrender of the  Certificates  for final payment,  60
Livingston  Ave., St. Paul, MN 55107-2292,  Attention:  Bond Drop Window,  and for all other purposes,  60
Livingston  Ave.,  EP-MN-WS3D,  St. Paul, MN 55107-2292,  Attention:  WMLT Series 2007-A.  With respect to the  Trustee,  the  principal  office  of the  Trustee  at which at any  particular  time its  certificate transfer  services are conducted,  which office at the date of the execution of this instrument is located at 452 Fifth Avenue, New York, NY  10018, Attention: Corporate Trust, WMLT 2007-A.

                  Custodial  Agreement:  The Custodial  Agreement,  dated as of March 27, 2007,  among the
Depositor,  the Custodian,  the Master Servicer,  the Servicers and the Trustee,  which is attached hereto as  Exhibit  N, as the same may be  amended or  modified  from time to time in  accordance  with the terms thereof.

                  Custodian:  U.S.  Bank  National  Association,  or its  successor in interest  under the
Custodial Agreement.

                  Customary  Servicing  Procedures:  With  respect to a  Servicer,  procedures  (including
collection   procedures)  that  such  Servicer   customarily   employs  and  exercises  in  servicing  and
administering  mortgage  loans for its own  account and which are in  accordance  with  accepted  mortgage servicing  practices of prudent  lending  institutions  servicing  mortgage  loans of the same type as the
Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

                                                    8

                  Cut-Off Date:  March 1, 2007.

                  Cut-Off Date Pool  Principal  Balance:  For each Loan Group the aggregate of the Cut-Off
Date Principal  Balances of the Mortgage Loans in such Loan Group which is  $43,956,838.69  for Loan Group
1, $140,042,828.88 for Loan Group 2, $81,396,719.66 for Loan Group 3 and $27,355,331.50 for Loan Group 4.

                  Cut-Off Date Principal  Balance:  As to any Mortgage Loan, the unpaid principal  balance thereof as of the close of business on the Cut-Off Date,  reduced by all  installments of principal due on or prior thereto whether or not paid.

                  Debt  Service  Reduction:  As to any  Mortgage  Loan  and any  Determination  Date,  the
excess of (i) the Monthly  Payment due on the related Due Date under the terms of such  Mortgage Loan over
(ii) the amount of the monthly payment of principal  and/or  interest  required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent  jurisdiction  (pursuant to an order which has become  final and  nonappealable)  as a result of a case  initiated  by or against  the  related
Mortgagor under the United States  Bankruptcy  Code, as amended (Title 11, U.S.C.);  provided that no such excess shall be considered a Debt Service  Reduction so long as (a) the Servicer  servicing  such Mortgage
Loan is  pursuing  an appeal of the court  order  giving  rise to any such  modification  and (b)(1)  such
Mortgage Loan is not in default with respect to payment due  thereunder  in  accordance  with the terms of such Mortgage Loan as in effect  immediately  prior to such  bankruptcy  case or (2) Monthly  Payments are being  advanced  by such  Servicer  in  accordance  with the  terms  of such  Mortgage  Loan as in  effect immediately prior to such bankruptcy case.

                  Debt Service  Reduction  Mortgage  Loan:  Any Mortgage Loan that became the subject of a
Debt Service Reduction.

                  Defaulted  Mortgage  Loan:  Any  Mortgage  Loan as to  which  (i) any  payment,  or part thereof,  remains  unpaid  for 90 days or more  after the  original  due date for such  payment,  (ii) the related  Mortgagor is subject to any  bankruptcy or  insolvency  proceeding,  (iii) the related  Mortgaged
Property has been  foreclosed,  sold  pursuant to a power of sale or  trustee's  sale or  repossessed,  or proceedings  for  foreclosure,  sale or  repossession  have been commenced or (iv) the Servicer  servicing such  Mortgage  Loan has  determined,  consistent  with its  Customary  Servicing  Procedures,  that  such
Mortgage Loan is not collectible and should be written off in whole or in part.

                  Defective  Mortgage Loan:  Any Mortgage Loan which is required to be cured,  repurchased or substituted for pursuant to Sections 2.02 or 2.04.

                  Deficient  Valuation:  As to any Mortgage Loan and any  Determination  Date,  the excess of (i) the then  outstanding  indebtedness  under such  Mortgage  Loan over (ii) the value of the  related
Mortgaged  Property  established  by a court of  competent  jurisdiction  (pursuant  to an order which has become  final and  nonappealable)  as a result of a case  initiated  by or against the  related  Mortgagor under the United States  Bankruptcy Code, as amended (Title 11, U.S.C.),  pursuant to which such Mortgagor retained such Mortgaged  Property;  provided that no such excess shall be considered a Deficient Valuation

                                                    9

so long as (a) the Servicer  servicing  such Mortgage Loan is pursuing an appeal of the court order giving rise to any such  modification  and (b)(1) such  Mortgage  Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect  immediately  prior to such bankruptcy  case or (2) Monthly  Payments are being advanced by such Servicer in accordance with the terms of such Mortgage Loan as in effect immediately prior to such bankruptcy case.

                  Deficient  Valuation  Mortgage  Loan:  Any  Mortgage  Loan that  became the subject of a
Deficient Valuation.

                  Definitive Certificates:  As defined in Section 6.02(c)(iii).

                  Depositor:  Wachovia  Mortgage Loan Trust,  LLC, a Delaware limited  liability  company, or its successor in interest, as depositor under this Agreement.

                  Depository:  The Depository  Trust  Company,  the nominee of which is Cede & Co., as the registered  Holder of the Book-Entry  Certificates or any successor  thereto  appointed in accordance with this  Agreement.  The  Depository  shall at all times be a  "clearing  corporation"  as defined in Section
8-102 of the New York Uniform Commercial Code.

                  Depository  Participant:  A  broker,  dealer,  bank or other  financial  institution  or other  Person  for whom from  time to time a  Depository  effects  book-entry  transfers  and  pledges  of securities deposited with the Depository.

                  Determination  Date:  As to any  Distribution  Date,  the 16th  day of the  month of the related  Distribution  Date or, if such 16th day is not a  Business  Day,  the  Business  Day  immediately preceding such 16th day.

                  Distribution  Date:  The 20th day of each month  beginning  in April  2007 (or,  if such day is not a Business Day, the next Business Day).

                  Distribution Date Statement:  As defined in Section 5.04(b).

                  Due Date:  As to any  Distribution  Date and each  Mortgage  Loan,  the first day in the calendar month of such Distribution Date.

                  Eligible  Account:  Any of (i) an account or  accounts  in a federal or state  chartered depository  institution  the  short-term  unsecured  debt  obligations  of  which  (or,  in the  case of a depository  institution  that is the principal  subsidiary of a holding  company,  the debt obligations of such holding  company) have the highest  short-term  ratings of each Rating Agency at the time any amounts are held on deposit  therein,  (ii) an account  or  accounts  in a  depository  institution  in which such accounts are insured by the FDIC (to the limits  established  by the FDIC) and the  uninsured  deposits in which  accounts are otherwise  secured such that,  as evidenced by an Opinion of Counsel  delivered to the
Certificate  Administrator and the Trustee and to each Rating Agency, the Certificateholders  have a claim with respect to the funds in such account or a perfected  first  priority  security  interest  against any collateral  (which  shall be limited to  Permitted  Investments)  securing  such funds that is superior to claims of any other  depositors  or  creditors  of the  depository  institution  in which such  account is maintained,  (iii) a trust account or accounts  maintained with the trust department of a federal or state

                                                    10

chartered  depository  institution,  acting in its fiduciary capacity or (iv) any other account acceptable to each Rating  Agency.  Eligible  Accounts  may bear  interest and may  include,  if otherwise  qualified under this  definition,  accounts  maintained with the institutions  acting as Certificate  Administrator,
Master Servicer or Trustee.

                  ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA Restricted Certificates:  Any Class B-4, Class B-5 or Class B-6 Certificate.

                  Error:  As defined in Section 3.25(f).

                  Escrow Account:  As defined in Section 3.09.

                  Escrow  Payments:  The  amounts  constituting  taxes,  assessments,   Primary  Insurance
Policy premiums,  fire and hazard insurance  premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

                  Event of Default:  As defined in Section 8.01.

                  Excess Proceeds:  With respect to any Liquidated  Mortgage Loan, the amount,  if any, by which the sum of any  Liquidation  Proceeds of such Mortgage Loan received in the calendar  month in which such Mortgage Loan became a Liquidated  Mortgage  Loan,  net of any amounts  previously  reimbursed to the related  Servicer as  Nonrecoverable  Advances  with  respect to such  Mortgage  Loan  pursuant to Section
3.11(a)(iii),  exceeds (i) the unpaid  principal  balance of such  Liquidated  Mortgage Loan as of the Due
Date in the month in which  such  Mortgage  Loan  became a  Liquidated  Mortgage  Loan  plus (ii)  accrued interest at the  Mortgage  Interest  Rate from the Due Date as to which  interest  was last paid up to the
Due Date applicable to the Distribution  Date  immediately  following the calendar month during which such liquidation occurred.

                  FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

                  FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor thereto.

                  Fifth Third:  As defined in the recitals hereto.

                  Fifth  Third  Mortgage  Loans:  The  Mortgage  Loans  serviced  by  Fifth  Third  or any successor thereto as a Servicer hereunder.

                  Final  Distribution  Date:  The  Distribution  Date on which the final  distribution  in respect of the Certificates will be made pursuant to Section 10.01.

                  Financial Market Service:  Bloomberg  Financial  Service,  Intex  Solutions,  Inc., Loan
Performance,  Inc. or any other  financial  information  provider  designated  by the Depositor by written notice to the Certificate Administrator.

                                                    11

                  FIRREA:  The Financial  Institutions  Reform,  Recovery and  Enforcement Act of 1989, as
amended.

                  Fitch:  Fitch Ratings, and its successors in interest.

                  FNMA:  Fannie Mae, or any successor thereto.

                  Form 8-K Disclosure Information:  As defined in Section 12.04.

                  Fractional Interest:  As defined in Section 5.02(d).
                  Gross Margin:  As to each Mortgage Loan,  the fixed  percentage set forth in the related
Mortgage  Note and  indicated in the Mortgage Loan  Schedule as the "Gross  Margin,"  which  percentage is added to the Index on each Rate  Adjustment Date to determine  (subject to rounding,  the Initial Cap, the
Periodic Cap and the Lifetime  Cap) the Mortgage  Interest  Rate on such Mortgage Loan until the next Rate
Adjustment Date.

                  Group:  Any of Group 1, Group 2, Group 3 or Group 4.

                  Group 1:  The Group 1-A Certificates.

                  Group 1 Mortgage Loan:  Each Mortgage Loan listed on Exhibit D-1 hereto.

                  Group 2:  The Group 2-A Certificates.

                  Group 2 Mortgage Loan:  Each Mortgage Loan listed on Exhibit D-2 hereto.

                  Group 3:  The Group 3-A Certificates.

                  Group 3 Mortgage Loan:  Each Mortgage Loan listed on Exhibit D-3 hereto.

                  Group 4:  The Group 4-A Certificates.

                  Group 4 Mortgage Loan:  Each Mortgage Loan listed on Exhibit D-4 hereto.

                  Group 1-A Certificates:  The Class 1-A-1, Class 1-A-2 and Class 1-A-R Certificates.

                  Group 2-A Certificates:  The Class 2-A-1 and Class 2-A-2 Certificates.

                  Group 3-A Certificates:  The Class 3-A-1 Certificates and Class 3-A-2 Certificates.

                  Group 4-A Certificates:  The Class 4-A-1 Certificates and Class 4-A-2 Certificates.

                  Group  Subordinate  Amount:  With respect to any  Distribution  Date and any Loan Group, the excess of the Pool Stated Principal  Balance for such Loan Group over the aggregate Class  Certificate
Balance of the Senior Certificates of the Related Group immediately prior to such date.

                                                    12

                  Holder:  A Certificateholder.

                  Independent:  When used with  respect to any  specified  Person  means such a Person who
(i) is in fact independent of the Depositor, the Certificate  Administrator,  the Master Servicer and each
Servicer,  (ii) does not have any direct financial  interest or any material indirect  financial  interest in the Depositor, the Certificate  Administrator,  the Master Servicer, any Servicer or in an affiliate of any of them,  and (iii) is not connected  with the  Depositor,  the Master  Servicer or any Servicer as an
officer,  employee,  promoter,  underwriter,  trustee,  partner,  director  or person  performing  similar functions.

                  Index:  As to any Group 1  Mortgage  Loan or Group 3 Mortgage  Loan and Rate  Adjustment
Date,  either  (a) a rate per annum  that is defined  to be the  arithmetic  mean of the London  interbank offered rate  quotations for one year U.S.  Dollar-denominated  deposits,  as published in The Wall Street
Journal and most recently  available  either (i) as of the first  Business Day in the month  preceding the month  of the  applicable  Rate  Adjustment  Date or (ii)  forty-five  days  before  the  applicable  Rate
Adjustment Date or, in the event that such index is no longer  available,  a substitute  index selected by
National City, Fifth Third,  SunTrust or Wells Fargo, as the applicable  Servicer,  in accordance with the terms of the  related  Mortgage  Note,  or (b) a rate per annum that is  defined to be the weekly  average yield on U.S.  Treasury  securities  adjusted  to a constant  maturity  of one year,  as  reported  by the
Federal Reserve Board in statistical  Release No. H.15(519),  as most recently  available either (i) as of the date  forty-five  days,  thirty-five  days or thirty days prior to the Rate Adjustment Date or (ii) on the Rate  Adjustment  Date as published in the place  specified in the related  Mortgage  Note and as made available  as of the date  specified in the related  Mortgage  Note or, in the event that such index is no longer available,  a substitute index selected by National City, Fifth Third,  SunTrust or Wells Fargo, as
the  applicable  Servicer,  in accordance  with the terms of the related  Mortgage Note. As to any Group 2
Mortgage  Loan or Group 4 Mortgage Loan and Rate  Adjustment  Date, a rate per annum that is defined to be the arithmetic mean of the London interbank  offered rate quotations for one year U.S.  Dollar-denominated deposits,  as published in The Wall Street Journal and most recently  available either (i) as of the first
Business Day in the month  preceding the month of the applicable  Rate  Adjustment Date or (ii) forty-five days before the applicable Rate  Adjustment Date or, in the event that such index is no longer  available, a substitute  index selected by National City,  Fifth Third or SunTrust,  as the applicable  Servicer,  in accordance with the terms of the related Mortgage Note.

                  Initial Cap: For each  Mortgage  Loan,  the  applicable  limit on the  adjustment of the
Mortgage  Interest Rate for the initial Rate  Adjustment  Date specified in the  applicable  Mortgage Note and designated as such in the Mortgage Loan Schedule.

                  Initial  Class  Certificate  Balance:  As to  each  Class  of  Certificates,  the  Class
Certificate Balance set forth in the Preliminary Statement.

                                                    13

                  Insurance  Policy:  With respect to any Mortgage Loan included in the Trust Estate,  any related  insurance  policy,  including  all riders and  endorsements  thereto  in  effect,  including  any replacement policy or policies for any Insurance Policies.

                  Insurance  Proceeds:  Proceeds paid by an insurer pursuant to any Insurance  Policy,  in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

                  Insured  Expenses:  Expenses  covered  by an  Insurance  Policy or any  other  insurance policy with respect to the Mortgage Loans.

                  Interest  Accrual Period:  As to any  Distribution  Date and each Class of Certificates, the immediately preceding calendar month.

                  Interest  Distribution  Amount:  For any  Distribution  Date and  each  interest-bearing
Class, the sum of (i) the Accrued Certificate  Interest,  subject to reduction pursuant to Section 5.02(c)
and (ii) any Class Unpaid Interest Shortfall for such Class.

                  Lifetime Cap: As to any Mortgage Loan, the maximum  Mortgage  Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule.

                  Liquidated  Mortgage Loan: With respect to any Distribution  Date, a Defaulted  Mortgage
Loan  (including any REO Property)  that was liquidated in the calendar month  preceding the month of such
Distribution  Date and as to  which  the  related  Servicer  or the  Master  Servicer  has  certified  (in accordance  with this  Agreement)  that it has received  all proceeds it expects to receive in  connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

                  Liquidation  Proceeds:  Amounts,  including Insurance  Proceeds,  received in connection with the partial or complete  liquidation of Defaulted  Mortgage Loans,  whether  through  trustee's sale, foreclosure  sale or otherwise or amounts  received in connection with any condemnation or partial release of a Mortgaged  Property and any other proceeds received in connection with an REO Property,  less the sum of related unreimbursed Servicing Fees, Certificate Administrator Fees and Advances.

                  Loan Group:  Any of Loan Group 1, Loan Group 2, Loan Group 3 or Loan Group 4.

                  Loan Group 1:  The Group 1 Mortgage Loans.

                  Loan Group 2:  The Group 2 Mortgage Loans.

                  Loan Group 3:  The Group 3 Mortgage Loans.

                  Loan Group 4:  The Group 4 Mortgage Loans.

                  Loan-to-Value  Ratio:  With respect to any Mortgage Loan and any date of  determination, the fraction,  expressed as a percentage,  the numerator of which is the outstanding  principal balance of

                                                    14

the related  Mortgage  Loan at the date of  determination  and the  denominator  of which is the Appraised
Value of the related Mortgaged Property.

                  Lost  Note  Affidavit:  With  respect  to any  Mortgage  Loan as to which  the  original
Mortgage Note has been  permanently  lost or destroyed and has not been  replaced,  an affidavit  from the
Seller certifying that the original Mortgage Note has been lost,  misplaced or destroyed  (together with a copy of the related  Mortgage  Note,  if  available,  and  indemnifying  the  Depositor  and its assignees against any loss, cost or liability  resulting from the failure to deliver the original  Mortgage Note) in the form of Exhibit M hereto.

                  Lower-Tier  Distribution  Amount:  For any  Distribution  Date,  the  Pool  Distribution
Amount for each Loan Group  shall be deemed  distributed  to the  Upper-Tier  REMIC,  as the holder of the
Uncertificated  Lower-Tier  Regular  Interests,  and to Holders of the Class 1-A-R Certificates in respect of Component I thereof, in the following amounts and priority:

                  (a)      To the extent of the Pool Distribution Amount for Loan Group 1:

                           (i)      first, to  Uncertificated  Lower-Tier  Regular  Interests Y-1 and Z-1,
         concurrently,  the  Uncertificated  Accrued Interest for such regular interests  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective  shares of such unpaid amounts;

                           (ii)     second,  to Uncertificated  Lower-Tier  Regular Interests Y-1 and Z-1,
         concurrently,  the  Uncertificated  Accrued  Interest for such regular  interests for the current
         Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

                           (iii)    third, to  Uncertificated  Lower-Tier  Regular  Interests Y-1 and Z-1,
         the  Uncertificated  Lower-Tier  Regular  Interest  Y-1  Principal  Distribution  Amount  and the
         Uncertificated Lower-Tier Regular Interest Z-1 Principal Distribution Amount, respectively;

                  (b)      To the extent of the Pool Distribution Amount for Loan Group 2:

                           (i)      first, to  Uncertificated  Lower-Tier  Regular  Interests Y-2 and Z-2,
         concurrently,  the  Uncertificated  Accrued Interest for such regular interests  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective  shares of such unpaid amounts;

                           (ii)     second,  to Uncertificated  Lower-Tier  Regular Interests Y-2 and Z-2,
         concurrently,  the  Uncertificated  Accrued  Interest for such regular  interests for the current
         Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

                           (iii)    third, to  Uncertificated  Lower-Tier  Regular  Interests Y-2 and Z-2,
         the  Uncertificated  Lower-Tier  Regular  Interest  Y-2  Principal  Distribution  Amount  and the
         Uncertificated Lower-Tier Regular Interest Z-2 Principal Distribution Amount, respectively;

                                                    15

                  (c)      To the extent of the Pool Distribution Amount for Loan Group 3:

                           (i)      first, to  Uncertificated  Lower-Tier  Regular  Interests Y-3 and Z-3,
         concurrently,  the  Uncertificated  Accrued Interest for such regular interests  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective  shares of such unpaid amounts;

                           (ii)     second,  to Uncertificated  Lower-Tier  Regular Interests Y-3 and Z-3,
         concurrently,  the  Uncertificated  Accrued  Interest for such regular  interests for the current
         Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

                           (iii)    third, to  Uncertificated  Lower-Tier  Regular  Interests Y-3 and Z-3,
         the  Uncertificated  Lower-Tier  Regular  Interest  Y-3  Principal  Distribution  Amount  and the
         Uncertificated Lower-Tier Regular Interest Z-3 Principal Distribution Amount, respectively;

                  (d)      To the extent of the Pool Distribution Amount for Loan Group 4:

                           (i)      first, to  Uncertificated  Lower-Tier  Regular  Interests Y-4 and Z-4,
         concurrently,  the  Uncertificated  Accrued Interest for such regular interests  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective  shares of such unpaid amounts;

                           (ii)     second,  to Uncertificated  Lower-Tier  Regular Interests Y-4 and Z-4,
         concurrently,  the  Uncertificated  Accrued  Interest for such regular  interests for the current
         Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

                           (iii)    third, to  Uncertificated  Lower-Tier  Regular  Interests Y-4 and Z-4,
         the  Uncertificated  Lower-Tier  Regular  Interest  Y-4  Principal  Distribution  Amount  and the
         Uncertificated Lower-Tier Regular Interest Z-4 Principal Distribution Amount, respectively; and

                  (e)      To the  extent of the Pool  Distribution  Amount  for each Loan  Group for such
Distribution  Date remaining  after payment of the amounts  pursuant to paragraphs (a) through (d) of this definition of "Lower-Tier Distribution Amount":

                           (i)      first, to each of the  Uncertificated  Lower-Tier  Regular  Interests, pro rata  according  to the  amount  of  unreimbursed  Realized  Losses  allocable  to  principal previously  allocated  to each  such  regular  interests;  provided,  however,  that any  amounts distributed  pursuant to this paragraph  (e)(i) of this  definition of  "Lower-Tier  Distribution
         Amount"  shall not cause a  reduction  in the  Uncertificated  Principal  Balances  of any of the
         Uncertificated Lower-Tier Regular Interests; and

                                                    16

                           (ii)     second,  to the Class  1-A-R  Certificates  in respect of  Component I thereof, any remaining amount.

                  Lower-Tier  Realized  Losses:  Realized  Losses on each Loan Group shall be allocated to the Uncertificated  Lower-Tier  Regular Interests as follows:  (1) the interest portion of Realized Losses on Group 1 Mortgage Loans, if any, shall be allocated among  Uncertificated  Lower-Tier  Regular Interests
Y-1 and Z-1 pro rata  according  to the amount of  interest  accrued  but  unpaid  thereon,  in  reduction thereof;  (2) the  interest  portion  of  Realized  Losses on Group 2  Mortgage  Loans,  if any,  shall be allocated among  Uncertificated  Lower-Tier Regular Interests Y-2 and Z-2 pro rata according to the amount of interest  accrued but unpaid  thereon,  in  reduction  thereof;  (3) the  interest  portion of Realized
Losses on Group 3 Mortgage  Loans,  if any, shall be allocated  among  Uncertificated  Lower-Tier  Regular
Interests  Y-3 and Z-3 pro rata  according  to the  amount of  interest  accrued  but unpaid  thereon,  in reduction  thereof;  and (4) the interest  portion of Realized  Losses on Group 4 Mortgage  Loans, if any,
shall be allocated among  Uncertificated  Lower-Tier  Regular  Interests Y-4 and Z-4 pro rata according to the amount of interest  accrued but unpaid thereon,  in reduction  thereof.  Any interest  portion of such
Realized Losses in excess of the amount allocated  pursuant to the preceding  sentence shall be treated as a principal  portion of Realized Losses not attributable to any specific  Mortgage Loan in such Loan Group and  allocated  pursuant to the  succeeding  sentences.  The  principal  portion of  Realized  Losses with respect to each Loan Group shall be  allocated  to the  Uncertificated  Lower-Tier  Regular  Interests  as
follows:  (1) the  principal  portion of Realized  Losses on Group 1 Mortgage  Loans  shall be  allocated, first, to Uncertificated  Lower-Tier Regular Interest Y-1 to the extent of the  Uncertificated  Lower-Tier
Regular Interest Y-1 Principal  Reduction Amount in reduction of the  Uncertificated  Principal Balance of such regular  interest and,  second,  the remainder,  if any, of such  principal  portion of such Realized
Losses  shall  be  allocated  to  Uncertificated  Lower-Tier  Regular  Interest  Z-1 in  reduction  of the
Uncertificated  Principal  Balance  thereof;  (2) the  principal  portion  of  Realized  Losses on Group 2
Mortgage  Loans shall be  allocated,  first,  to  Uncertificated  Lower-Tier  Regular  Interest Y-2 to the
extent of the Uncertificated  Lower-Tier  Regular Interest Y-2 Principal  Reduction Amount in reduction of the  Uncertificated  Principal  Balance of such regular  interest and, second,  the remainder,  if any, of such principal  portion of such Realized Losses shall be allocated to  Uncertificated  Lower-Tier  Regular
Interest Z-2 in reduction of the  Uncertificated  Principal Balance thereof;  (3) the principal portion of
Realized  Losses on Group 3  Mortgage  Loans  shall be  allocated,  first,  to  Uncertificated  Lower-Tier
Regular  Interest  Y-3 to the extent of the  Uncertificated  Lower-Tier  Regular  Interest  Y-3  Principal
Reduction  Amount in reduction of the  Uncertificated  Principal  Balance of such  regular  interest  and, second,  the remainder,  if any, of such principal  portion of such Realized  Losses shall be allocated to
Uncertificated  Lower-Tier  Regular  Interest  Z-3 in reduction of the  Uncertificated  Principal  Balance thereof;  and (4) the principal  portion of Realized  Losses on Group 4 Mortgage Loans shall be allocated, first, to Uncertificated  Lower-Tier Regular Interest Y-4 to the extent of the  Uncertificated  Lower-Tier
Regular Interest Y-4 Principal  Reduction Amount in reduction of the  Uncertificated  Principal Balance of such regular  interest and,  second,  the remainder,  if any, of such  principal  portion of such Realized
Losses  shall  be  allocated  to  Uncertificated  Lower-Tier  Regular  Interest  Z-4 in  reduction  of the
Uncertificated Principal Balance thereof.

                  Lower-Tier REMIC: As defined in the Preliminary Statement.

                                                    17

                  Master  Servicer:  As of the Closing Date,  U.S. Bank and,  thereafter,  its  respective successors in interest that meet the qualifications as Master Servicer pursuant to this Agreement.

                  MERS:  As defined in Section 2.01(b)(iii).

                  Monthly  Payment:  The scheduled  monthly payment on a Mortgage Loan due on any Due Date allocable to principal  and/or interest on such Mortgage Loan which,  unless otherwise  specified  herein, shall give effect to any related  Debt Service  Reduction,  Deficient  Valuation  or Relief Act  Reduction
that affects the amount of the monthly payment due on such Mortgage Loan.

                  Moody's:  Moody's Investors Service, Inc. or any successor thereto.

                  Mortgage:  The  mortgage,  deed  of  trust  or  other  instrument  creating  a lien on a
Mortgaged Property securing a Mortgage Note or creating a lien on a leasehold interest.

                  Mortgage  File:  The  mortgage   documents  listed  in  Section  2.01  pertaining  to  a
particular  Mortgage Loan and any additional  documents required to be added to the Mortgage File pursuant to this Agreement.

                  Mortgage  Interest  Rate:  As to any  Mortgage  Loan,  the per annum rate of interest at which  interest  accrues on the principal  balance of such Mortgage Loan, as adjusted from time to time in accordance  with the provisions of the related  Mortgage  Note,  which rate is (a) prior to the first Rate
Adjustment  Date for each such Mortgage Loan, the Mortgage  Interest Rate for such Mortgage Loan indicated
on the Mortgage Loan Schedule and (b) from and after such Rate  Adjustment  Date, sum of the Index,  as of the Rate Adjustment  Date applicable to such Due Date, and the Gross Margin,  rounded as set forth in such
Mortgage  Note,  subject to the Initial Cap, the  Periodic  Cap and the  Lifetime Cap  applicable  to such
Mortgage Loan at any time during the life of such Mortgage Loan.

                  Mortgage Loan Purchase  Agreement:  The Mortgage  Loan Purchase  Agreement,  dated March
27, 2007, between Wachovia Bank, National Association, as seller, and the Depositor, as purchaser.

                  Mortgage  Loan  Schedule:  The list of Mortgage  Loans (as from time to time  amended by the  applicable  Servicer  to reflect  the  addition  of  Substitute  Mortgage  Loans and the  deletion of
Defective  Mortgage Loans pursuant to the provisions of this  Agreement)  attached  hereto as Exhibit D-1,
Exhibit  D-2,  Exhibit D-3 and Exhibit  D-4.  The Mortgage  Loan  Schedule  shall set forth the  following information  with respect to each Mortgage Loan:  (i) the Mortgage Loan  identifying  number;  (ii) a code indicating whether the Mortgaged  Property is  owner-occupied;  (iii) the property type for each Mortgaged
Property;  (iv) the  original  months to maturity  or the  remaining  months to maturity  from the Cut-Off
Date;  (v) the  Loan-to-Value  Ratio as of the Cut-off  Date;  (vi) the Mortgage  Interest  Rate as of the
Cut-off Date;  (vii) the date on which the first  Monthly  Payment was due on the Mortgage  Loan,  and, if
such date is not the Due Date currently in effect,  such Due Date;  (viii) the stated  maturity date; (ix)
the amount of the Monthly  Payment as of the Cut-Off Date; (x) the  paid-through  date;  (xi) the original principal  amount of the Mortgage Loan;  (xii) the principal  balance of the Mortgage Loan as of the close of business on the Cut-Off Date,  after  application of payments of principal due on or before the Cut-Off

                                                    18

Date, whether or not collected,  and after deduction of any payments collected of scheduled  principal due after  the  Cut-Off  Date;  (xiii) a code  indicating  the  purpose  of the  Mortgage  Loan;  (xiv) a code indicating the  documentation  style;  (xv) the Appraised  Value;  (xvi) the first Rate  Adjustment  Date;
(xvii) the Rate Ceiling;  (xviii) the Initial Cap;  (xix) the Periodic  Cap;  (xx) the Gross  Margin;  and
(xxi) the closing date of such  Mortgage  Loan.  With respect to the Mortgage  Loans in each Loan Group in the  aggregate,  the Mortgage Loan Schedule shall set forth the following  information,  as of the Cut-Off
Date: (i) the number of Mortgage Loans;  (ii) the current aggregate  outstanding  principal balance of the
Mortgage Loans;  (iii) the weighted  average  Mortgage  Interest Rate of the Mortgage Loans;  and (iv) the
weighted average months to maturity of the Mortgage Loans.

                  Mortgage Loans:  The mortgage loans identified in the Mortgage Loan Schedule.

                  Mortgage  Note:  The  originally   executed  note  or  other  evidence  of  indebtedness
evidencing the  indebtedness  of a Mortgagor  under a Mortgage Loan,  together with all riders thereto and amendments thereof.

                  Mortgaged  Property:  The  underlying  property  securing  a  Mortgage  Loan,  which may include Co-op Shares or residential long-term leases.

                  Mortgagor:  The obligor on a Mortgage Note.

                  National City:  As defined in the recitals hereto.

                  National  City  Mortgage  Loans:  The Mortgage  Loans  serviced by National  City or any successor thereto as a Servicer hereunder.

                  Net Mortgage  Interest  Rate: As to any Mortgage Loan and any  Distribution  Date,  such
Mortgage  Loan's  Mortgage  Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Certificate Administrator Fee Rate.

                  Net WAC: As to any Loan Group and any  Distribution  Date,  the weighted  average of the
Net Mortgage  Interest Rates of the Mortgage Loans in such Loan Group (based on Stated Principal  Balances of the  Mortgage  Loans in such  Loan  Group  on the Due Date in the  month  preceding  the  month of such
Distribution Date).

                  Non-Supported  Interest  Shortfalls:  As to any Distribution  Date, the amount,  if any, by  which  the  aggregate  of  Prepayment  Interest  Shortfalls  exceeds  Compensating  Interest  for such
Distribution Date.

                  Non-U.S. Person:  A Person other than a U.S. Person.

                  Nonrecoverable  Advance:  Any  portion of an Advance  previously  made or proposed to be made in respect of a Mortgage Loan which has not been  previously  reimbursed and which, in the good faith judgment of the Master  Servicer or the Servicer  servicing such Mortgage  Loan,  will not or, in the case

                                                    19

of a  proposed  Advance,  would  not  be  ultimately  recoverable  from  the  related  Mortgagor,  related
Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

                  Officer's  Certificate:  A  certificate  signed  by  the  Chairman  of the  Board,  Vice
Chairman of the Board,  President or a Vice  President and by the  Treasurer,  the Secretary or one of the
Assistant  Treasurers or Assistant  Secretaries,  or any other duly  authorized  officer of the Depositor, the Master Servicer or a Servicer, as the case may be.

                  Opinion of  Counsel:  A written  opinion of counsel  acceptable  to the  Trustee if such opinion is delivered to the Trustee or  acceptable  to the  Certificate  Administrator  if such opinion is delivered to the Certificate  Administrator,  who may be counsel for the Depositor, the Master Servicer or a Servicer,  except that any opinion of counsel  relating to the  qualification of the Upper-Tier REMIC or the  Lower-Tier  REMIC  as a  REMIC  or  compliance  with  the  REMIC  Provisions  must be an  opinion  of
Independent  counsel.  Any  Opinion  of  Counsel  shall  not  be at the  expense  of  the  Trustee  or the
Certificate Administrator.

                  Original  Fractional  Interest:  With  respect  to  each  of the  following  Classes  of
Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                                    Class B-1                         1.95%
                                    Class B-2                         1.30%
                                    Class B-3                         0.80%
                                    Class B-4                         0.50%
                                    Class B-5                         0.25%
                                    Class B-6                         0.00%

                  Original Subordinate Certificate Balance: $11,711,618.73.

                  OTS:  The Office of Thrift Supervision.

                  Outstanding  Mortgage  Loan:  As to any Due  Date,  a  Mortgage  Loan  which was not the subject  of a  Principal  Prepayment  in Full prior to such Due Date,  which did not  become a  Liquidated
Mortgage  Loan prior to such Due Date and which was not  purchased  from the Trust  prior to such Due Date pursuant to Sections 2.02 or 2.04.

                  Ownership  Interest:  As to any Certificate,  any ownership or security interest in such
Certificate,  including  any interest in such  Certificate  as the Holder  thereof and any other  interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  Pass-Through  Rate:  As to each Class of  interest-bearing  Certificates,  the per annum rate set forth in the Preliminary Statement.

                  PCAOB:  The Public Company Accounting Oversight Board.

                  Percentage  Interest:  As to any  Certificate,  the percentage  obtained by dividing the initial  Certificate  Balance of such Certificate by the Initial Class Certificate Balance of the Class of
which such Certificate is a part.

                                                    20

                  Periodic  Advance:  The payment  required to be made by a Servicer  with  respect to any
Distribution  Date pursuant to Section  3.20,  the amount of any such payment being equal to the aggregate of Monthly  Payments (net of the Servicing Fee for such  Servicer) on the Mortgage  Loans serviced by such
Servicer  (including  any REO  Property)  that were due on the related Due Date and not received as of the close of business on the related  Determination  Date,  less the aggregate  amount of any such  delinquent payments that such Servicer has determined would constitute a Nonrecoverable Advance if advanced.

                  Periodic  Cap:  For each  Mortgage  Loan,  the  applicable  limit on  adjustment  of the
Mortgage  Interest  Rate for each Rate  Adjustment  Date  (other than the initial  Rate  Adjustment  Date)
specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

                  Permitted Investments:  One or more of the following:

                           (i)      obligations  of or  guaranteed  as to  principal  and  interest by the
         United  States,  FHLMC,  FNMA or any agency or  instrumentality  of the United  States  when such obligations  are backed by the full faith and credit of the  United  States;  provided  that such obligations  of  FHLMC  or FNMA  shall  be  limited  to  senior  debt  obligations  and  mortgage participation  certificates other than investments in  mortgage-backed or mortgage  participation securities with yields evidencing  extreme  sensitivity to the rate of principal  payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

                           (ii)     repurchase  agreements on obligations specified in clause (i) maturing not more than one month from the date of  acquisition  thereof  with a  corporation  incorporated under the laws of the United  States or any state  thereof  rated not lower  than  "A-1+" by S&P,
         "F-1" by Fitch and "P-1" by Moody's;

                           (iii)    federal  funds,   certificates  of  deposit,   demand  deposits,  time
         deposits and bankers'  acceptances  (which shall each have an original  maturity of not more than
         90 days and, in the case of  bankers'  acceptances,  shall in no event have an original  maturity of more  than 365 days or a  remaining  maturity  of more  than 30 days)  denominated  in  United
         States  dollars  of any U.S.  depository  institution  incorporated  under the laws of the United
         States or any state  thereof,  rated not lower  than  "A-1+" by S&P,  "F-1" by Fitch and "P-1" by
         Moody's;

                           (iv)     commercial  paper  (having  original  maturities  of not more than 365 days) of any  corporation  incorporated  under the laws of the United States or any state thereof which is rated not lower than "A-1+" by S&P, "F-1" by Fitch and "P-1" by Moody's;

                           (v)      investments   in  money   market   funds   (including   funds  of  the
         institutions acting as Trustee, Master Servicer,  Certificate  Administrator or their affiliates, or funds for which an  affiliate  of the  institutions  acting as  Trustee,  Master  Servicer  or
         Certificate  Administrator  acts as advisor,  as well as funds for which the institutions  acting as Trustee,  Master  Servicer or  Certificate  Administrator  and its  respective  affiliates may

                                                    21

         receive  compensation)  rated  either  "AAA" by S&P,  "AAA"  by Fitch  and  "Aaa" by  Moody's  or
         otherwise approved in writing by each Rating Agency; and

                           (vi)     other  obligations  or securities  that are  acceptable to each Rating
         Agency (but which,  in no event,  are rated  below the top two rating  categories  by each Rating
         Agency)  and, as evidenced by an Opinion of Counsel  obtained by the  Servicers,  will not affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC;

provided,  however,  that no instrument  shall be a Permitted  Investment if it represents  either (a) the right to receive only interest  payments with respect to the underlying  debt  instrument or (b) the right to receive both principal and interest  payments derived from  obligations  underlying such instrument and the principal and interest with respect to such instrument  provide a yield to maturity  greater than 120%
of the yield to maturity at par of such underlying obligations.

                  Permitted  Transferee:  Any Person  other than (i) the  United  States,  or any State or any political  subdivision  thereof,  or any agency or  instrumentality  of any of the  foregoing,  (ii) a foreign  government,  international  organization  or any  agency  or  instrumentality  of  either  of the foregoing,  (iii) an  organization  which is exempt from tax  imposed by Chapter 1 of the Code  (including the tax  imposed  by  Section  511 of the Code on  unrelated  business  taxable  income)  (except  certain farmers'  cooperatives  described in Code Section 521),  (iv) rural  electric and  telephone  cooperatives described in Code Section  1381(a)(2)(C),  (v) a U.S.  Person with respect to whom income is  attributable to a foreign  permanent  establishment  or fixed base  (within  the  meaning of an  applicable  income tax treaty) of such Person or any other Person and (vi) any other Person so designated  by the Servicer  based on an Opinion of Counsel to the effect  that any  transfer to such Person may cause the Trust or any other
Holder of a Residual  Certificate  to incur tax liability  that would not be imposed other than on account of such transfer.  The terms "United  States,"  "State" and  "international  organization"  shall have the meanings set forth in Code Section 7701 or successor provisions.

                  Person:  Any individual,  corporation,  limited liability  company,  partnership,  joint venture,  association,  joint-stock  company,  trust,  unincorporated  organization  or  government or any agency or  political  subdivision  thereof,  or any other entity or  organization,  whether or not a legal entity.

                  Physical   Certificates:   The  Class  1-A-R,   Class  B-4,  Class  B-5  and  Class  B-6
Certificates.

                  Plan:  As defined in Section 6.02(e).

                  Pool  Distribution  Amount:  As to any  Distribution  Date and Loan Group, the excess of
(a) the sum of (i) the  aggregate of (A) the interest  portion of any Monthly  Payment on a Mortgage  Loan in such Loan  Group (net of the  Servicing  Fee for the  Servicer  of such Loan  Group) and the  principal portion of any Monthly  Payment on a Mortgage  Loan in such Loan Group due on the Due Date in the month in which such  Distribution  Date occurs and which is received  prior to the related  Determination  Date and

                                                    22

(B) all Periodic  Advances and payments of Compensating  Interest made by such Servicer in respect of such
Loan  Group and  Distribution  Date  deposited  to the  Servicer  Custodial  Account  pursuant  to Section
3.08(b)(vii),  or any  Periodic  Advances or payments of  Compensating  Interest  deposited  by the Master
Servicer in the Collection  Account  pursuant to Section  3.08(f)(ii);  (ii) all Liquidation  Proceeds and
Insurance  Proceeds received on the Mortgage Loans in such Loan Group during the preceding  calendar month and deposited to the applicable  Servicer  Custodial  Account pursuant to  Section 3.08(b)(iii)  or to the
Collection  Account  pursuant to Section  3.08(f)(iii);  (iii) all Principal  Prepayments  received on the
Mortgage  Loans in such Loan Group  during the month  preceding  the month of such  Distribution  Date and deposited  to the  applicable  Servicer  Custodial  Account  pursuant  to Section  3.08(b)(i)  during such period;  (iv) in  connection  with  Defective  Mortgage  Loans in such  Loan  Group,  as  applicable,  the aggregate  of the  Repurchase  Prices  and  Substitution  Adjustment  Amounts  deposited  on  the  related
Remittance  Date  pursuant  to  Section 3.08(b)(vi);  (v) any other  amounts  in the  applicable  Servicer
Custodial  Account  deposited  therein  pursuant to Sections  3.08(b)(iv),  (v) and (viii),  and any other amounts in the Collection  Account  deposited  therein pursuant to Sections  3.08(f)(iv),  (v) or (vi), in respect of such  Distribution  Date and such Loan Group; and (vi) any Subsequent  Recovery with respect to such  Distribution  Date over (b) any (i) amounts  permitted to be withdrawn from the applicable  Servicer
Custodial Account pursuant to clauses (i) through (ix),  inclusive,  of Section 3.11(a) in respect of such
Loan Group and (ii) amounts  permitted to be withdrawn  from the  Collection  Account  pursuant to Section
3.11(b) in respect of such Loan Group;  provided that any amounts withdrawn  pursuant to clauses (iii) and
(vii) of Section  3.11(a) and clauses (ii) and (v) of  Section 3.11(b)  shall be allocated in reduction of the Pool  Distribution  Amount for each Loan Group on a pro rata basis in accordance  with the Pool Stated
Principal Balances for such Distribution Date.

                  Pool  Stated  Principal  Balance:  As to any  Distribution  Date  and  Loan  Group,  the
aggregate  Stated  Principal  Balances  of all  Mortgage  Loans in such Loan Group  that were  Outstanding
Mortgage  Loans  immediately  following  the Due Date in the  month  preceding  the  month  in which  such
Distribution Date occurs.

                  Predecessor Servicer Work Product:  As defined in Section 3.25(f).

                  Prepayment  Interest  Shortfall:  As to any  Distribution  Date and each  Mortgage  Loan subject to a Principal  Prepayment  received during the calendar month preceding such  Distribution  Date, the amount,  if any, by which one month's  interest  at the  related  Mortgage  Interest  Rate (net of the
Servicing Fee for the Servicer  servicing  such Mortgage Loan) on such  Principal  Prepayment  exceeds the amount of interest paid in connection with such Principal Prepayment.

                  Primary  Insurance  Policy:  Each policy of primary mortgage  guaranty  insurance or any replacement  policy  therefor  with  respect  to any  Mortgage  Loan,  in each case  issued by an  insurer acceptable to FNMA or FHLMC.

                  Principal  Amount:  As to any  Distribution  Date and a Loan  Group,  the sum of (a) the
principal  portion of each  Monthly  Payment due on each  Mortgage  Loan in such Loan Group on the related
Due Date,  (b) the  principal  portion of the  Repurchase  Price of each  Mortgage Loan in such Loan Group that was  repurchased by the Depositor  pursuant to this Agreement as of such  Distribution  Date, (c) any

                                                    23

Substitution  Adjustment  Amount in connection with a Defective  Mortgage Loan in such Loan Group received with  respect  to such  Distribution  Date,  (d) any  Liquidation  Proceeds  allocable  to  recoveries  of principal  of  Mortgage  Loans in such Loan  Group that are not yet  Liquidated  Mortgage  Loans  received during  the  calendar  month  preceding  the month of such  Distribution  Date,  (e) with  respect to each
Mortgage  Loan in such Loan Group that  became a  Liquidated  Mortgage  Loan  during  the  calendar  month preceding the month of such  Distribution  Date,  the amount of  Liquidation  Proceeds  (excluding  Excess
Proceeds)  allocable to principal  received with respect to such  Mortgage Loan during the calendar  month preceding the month of such  Distribution  Date, (f) any Subsequent  Recoveries  received by the Servicers during  the  calendar  month  preceding  the  month  of such  Distribution  Date,  and  (g) all  Principal
Prepayments  on the Mortgage Loans in such Loan Group  received  during the calendar  month  preceding the month of such Distribution Date.

                  Principal  Prepayment:  Any payment or other  recovery of principal  on a Mortgage  Loan
(other  than  Liquidation  Proceeds)  which is received  in advance of its  scheduled  Due Date and is not accompanied  by an  amount  of  interest  representing  scheduled  interest  due on any date in any  month subsequent to the month of prepayment.

                  Principal  Prepayment  in  Full:  Any  Principal  Prepayment  of  the  entire  principal balance of a Mortgage Loan.

                  Private Certificates:  The Class B-4, Class B-5 and Class B-6 Certificates.

                  Pro Rata Share: As to any  Distribution  Date and any Class of Subordinate  Certificates
that is not a Restricted  Class, the portion of the Subordinate  Principal  Distribution  Amount allocable to  such  Class,  equal  to  the  product  of the  Subordinate  Principal  Distribution  Amount  for  such
Distribution  Date and a  fraction,  the  numerator  of which is the  related  Class  Certificate  Balance thereof  and the  denominator  of which is the  aggregate  Class  Certificate  Balance of the  Subordinate
Certificates  that are not  Restricted  Classes.  Solely with respect to Unscheduled  Principal  Payments, the Pro Rata  Share  of a  Restricted  Class  shall be 0%.  The Pro Rata  Share of a Class of  Subordinate
Certificates  may be computed  for each of clause (i) and clause (ii) of the  definition  of  "Subordinate
Principal Distribution Amount" in the event the Restricted Classes differ with respect to each clause.

                  Qualified  Appraiser:  An  appraiser  of a  Mortgaged  Property  duly  appointed  by the originator  of the related  Mortgage  Loan,  who had no interest,  direct or indirect,  in such  Mortgaged
Property or in any loan made on the security thereof,  whose  compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

                  Rate  Adjustment  Date: As to each Mortgage Loan, the Due Date on which an adjustment to the Mortgage  Interest Rate of such  Mortgage  Loan becomes  effective  under the related  Mortgage  Note, which Due Date is the date set forth in the Mortgage Loan Schedule as the first Rate  Adjustment  Date and each subsequent anniversary thereof.

                  Rate Ceiling:  The maximum per annum Mortgage  Interest Rate permitted under the related
Mortgage Note.

                                                    24

                  Rating  Agency:  Each of S&P and Fitch.  If any such  organization  or a successor is no
longer  in  existence,   "Rating  Agency"  shall  be  such  nationally   recognized   statistical   rating
organization,  or other comparable Person, as is designated by the Depositor,  notice of which designation shall be given to the Certificate  Administrator  and the Trustee.  References herein to a given rating or rating  category  of a Rating  Agency  shall  mean  such  rating  category  without  giving  effect to any modifiers.

                  Realized  Loss:  With  respect to each  Liquidated  Mortgage  Loan,  an amount as of the date of such liquidation,  as reported by the related Servicer to the Certificate Administrator,  equal to
(i) the unpaid  principal  balance of the  Liquidated  Mortgage  Loan as of the date of such  liquidation, plus (ii)  interest at the Net  Mortgage  Interest  Rate from the Due Date as to which  interest  was last paid to  Certificateholders  up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal  Balance of such Liquidated  Mortgage Loan from time to time, minus
(iii) the Liquidation  Proceeds,  if any, received during the month in which such liquidation occurred, to the extent  applied as  recoveries  of interest at the Net Mortgage  Interest Rate and to principal of the
Liquidated  Mortgage  Loan.  In  addition,  to the  extent the  applicable  Servicer  receives  Subsequent
Recoveries  with  respect to any  Mortgage  Loan,  the amount of the  Realized  Loss with  respect to that
Mortgage Loan will be reduced to the extent such  recoveries  are applied to reduce the Class  Certificate
Balance of any Class of  Certificates  on any  Distribution  Date. With respect to each Mortgage Loan that has become the subject of a Deficient  Valuation,  if the principal  amount due under the related Mortgage
Note has been  reduced,  the  difference  between the principal  balance of the Mortgage Loan  outstanding immediately  prior to such Deficient  Valuation and the principal  balance of the Mortgage Loan as reduced by the Deficient  Valuation,  as reported by the related Servicer to the Certificate  Administrator.  With respect  to  each  Mortgage  Loan  that  has  become  the  subject  of a Debt  Service  Reduction  and any
Distribution  Date, the amount,  if any, by which the principal portion of the related Monthly Payment has been reduced as reported by the related Servicer to the Certificate Administrator.

                  Record  Date:  The last day of the month  (or,  if such day is not a Business  Day,  the preceding Business Day) preceding the month of the related Distribution Date.

                  Refinance  Mortgage  Loan:  Any  Mortgage  Loan the  proceeds  of which were not used to purchase the related Mortgaged Property.

                  Regular Certificates:  As defined in the Preliminary Statement hereto.

                  Regulation  AB: Means Subpart  229.1100 - Asset Backed  Securities  (Regulation  AB), 17
C.F.R.  §§229.1100  -  229.1123,  as  such  may be  amended  from  time  to  time,  and  subject  to  such clarification  and  interpretation  as have  been  provided  by the  Commission  in the  adopting  release
(Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7,  2005))
or by the staff of the  Commission,  or as may be  provided  by the  Commission  or its staff from time to time.

                  Relevant  Servicing   Criteria:   The  Servicing  Criteria  applicable  to  the  various
parties,  as set forth on Exhibit R attached  hereto.  For  clarification  purposes,  multiple parties can have  responsibility  for the same  Relevant  Servicing  Criteria.  With  respect to a Servicing  Function

                                                    25

Participant engaged by the Master Servicer,  each Servicer, the Certificate  Administrator or the Trustee,
the term "Relevant  Servicing  Criteria" may refer to a part of the Relevant Servicing Criteria applicable to such parties.

                  Related  Group:  With  respect  to Loan  Group 1,  means  Group 1; with  respect to Loan
Group 2, means  Group 2; with  respect to Loan Group 3, means  Group 3; and with  respect to Loan Group 4, means Group 4.

                  Related  Loan  Group:  With  respect to the Group 1-A  Certificates,  Loan Group 1, with respect to the Group 2-A  Certificates,  Loan Group 2, with  respect to the Group 3-A  Certificates,  Loan
Group 3, and with respect to the Group 4-A Certificates, Loan Group 4.

                  Relief Act:  The Servicemembers' Civil Relief Act, as amended.

                  Relief Act Reduction:  With respect to any  Distribution  Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest  collectible  thereon for the most  recently ended calendar month as a result of the  application  of the Relief Act or comparable  state  legislation, the amount,  if any, by which  (i) interest  collectible on such Mortgage Loan for the most recently ended calendar month is less than  (ii) interest  accrued pursuant to the terms of the Mortgage Note on the same principal  amount and for the same period as the interest  collectible  on such Mortgage Loan for the most recently ended calendar month.

                  REMIC: A "real estate  mortgage  investment  conduit" within the meaning of Section 860D of the Code.

                  REMIC  Certificate  Maturity  Date: The "latest  possible  maturity date" of the Regular
Certificates as that term is defined in Section 2.08.

                  REMIC  Provisions:  Provisions  of the  federal  income tax law  relating to real estate mortgage  investment  conduits,  which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related  provisions,  and  regulations  promulgated  thereunder,  as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

                  Remittance  Date:  As to any  Distribution  Date,  the 18th calendar day of the month in which such  Distribution  Date  occurs or if such day is not a Business  Day,  the  immediately  preceding
Business Day.

                  REO  Proceeds:  Proceeds,  net of any  related  expenses  of the  Servicer,  received in respect of any REO  Property  (including,  without  limitation,  proceeds  from the rental of the  related
Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

                  REO  Property:  A Mortgaged  Property  acquired  by the  Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a Defaulted Mortgage Loan.

                  Reportable Event:  As defined in Section 12.04.

                                                    26

                  Reporting Servicer:  As defined in Section 12.03.

                  Repurchase  Price:  As to any Defective  Mortgage Loan  repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the Stated  Principal  Balance  thereof,  (ii)
the unpaid accrued  interest thereon at the applicable  Mortgage  Interest Rate from the Due Date to which interest was last paid by the  Mortgagor to the first day of the month  following  the month in which such
Mortgage Loan became  required to be  repurchased,  and (iii) any costs and damages  incurred by the Trust in  connection  with a breach of the  representation  contained  in Section  7(iii) of the  Mortgage  Loan
Purchase  Agreement as a result of any violation of any  predatory or abusive  lending law with respect to such Mortgage Loan.

                  Request  for  Release:  The  Request  for  Release  submitted  by  the  Servicer  to the
Custodian, substantially in the form of Exhibit E.

                  Required  Insurance  Policy:  With respect to any Mortgage  Loan,  any insurance  policy which is required to be  maintained  from time to time under this  Agreement  in respect of such  Mortgage
Loan.

                  Residual Certificates:  The Class 1-A-R Certificates.

                  Responsible  Officer:  When  used  with  respect  to  the  Trustee  or  the  Certificate
Administrator,   any  officer  of  the  Corporate   Trust   Department  of  the  Trustee  or   Certificate
Administrator,  as the  case may be,  including  any  Senior  Vice  President,  any  Vice  President,  any
Assistant Vice President,  any Assistant  Secretary,  any Trust Officer or Assistant Trust Officer, or any
other officer of the Trustee or  Certificate  Administrator,  as the case may be,  customarily  performing functions  similar to those performed by any of the above  designated  officers and, in each case,  having responsibility for the administration of this Agreement.

                  Restricted Classes:  As defined in Section 5.02(d).

                  S&P:  Standard  &  Poor's,  a  Division  of The  McGraw-Hill  Companies,  Inc.,  and its
successors in interest.

                  Sarbanes-Oxley  Act: The  Sarbanes-Oxley  Act of 2002 and the rules and  regulations  of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff).

                  Sarbanes-Oxley Certification:  As defined in Section 12.09.

                  Seller:  Wachovia  Bank,  National  Association,  as seller of the Mortgage  Loans under the Mortgage Loan Purchase Agreement.

                  Senior Certificates:  The Class A Certificates.

                  Senior  Credit  Support   Depletion   Date:  The  date  on  which  the  aggregate  Class
Certificate Balance of the Subordinate Certificates is reduced to zero.

                                                    27

                  Senior  Percentage:  With  respect  to  any  Distribution  Date  and a Loan  Group,  the
percentage,  carried six places rounded up, obtained by dividing the aggregate Class  Certificate  Balance of the Senior  Certificates of the Related Loan Group  immediately  prior to such Distribution Date by the
Pool Stated Principal Balance of such Loan Group immediately prior to such Distribution Date.

                  Senior  Prepayment  Percentage:  For any  Distribution  Date and a Loan Group during the seven years  beginning on the first  Distribution  Date,  100%. The Senior  Prepayment  Percentage for any
Distribution  Date and a Loan  Group  occurring  on or after  the  seven  year  anniversary  of the  first
Distribution Date will,  except as provided herein, be as follows:  for any Distribution Date in the first year  thereafter,  the Senior  Percentage for such Loan Group plus 70% of the  Subordinate  Percentage for such Loan Group for such Distribution  Date; for any Distribution Date in the second year thereafter,  the
Senior  Percentage  for such Loan Group  plus 60% of the  Subordinate  Percentage  for such Loan Group for such  Distribution  Date; for any Distribution  Date in the third year thereafter,  the Senior  Percentage for such Loan  Group plus 40% of the  Subordinate  Percentage  for such Loan  Group for such  Distribution
Date; for any Distribution  Date in the fourth year thereafter,  the Senior Percentage for such Loan Group plus 20% of the  Subordinate  Percentage  for such Loan  Group  for such  Distribution  Date;  and for any
Distribution  Date in the fifth or later years  thereafter,  the Senior Percentage for such Loan Group for such  Distribution  Date (unless on any of the foregoing  Distribution  Dates the Total Senior  Percentage exceeds the initial  Total Senior  Percentage,  in which case the Senior  Prepayment  Percentage  for Loan
Group 1, Loan  Group 2, Loan  Group 3 and Loan Group 4 for such  Distribution  Date will once again  equal
100%);  provided,  however,  if on any Distribution Date prior to the April 2010 Distribution  Date, prior to giving effect to any distributions,  the Aggregate  Subordinate  Percentage is greater than or equal to twice such percentage  calculated as of the Closing Date, then the Senior  Prepayment  Percentage for each
Loan Group for such  Distribution  Date will equal the Senior  Percentage  for such Loan Group plus 50% of the Subordinate  Percentage for such Loan Group; provided further,  however, if on or after the April 2010
Distribution Date, prior to giving effect to any distributions,  the Aggregate  Subordinate  Percentage is greater  than or equal to twice  such  percentage  calculated  as of the  Closing  Date,  then the  Senior
Prepayment  Percentage  for each Loan Group for such  Distribution  Date will equal the Senior  Percentage for such Loan Group.  Notwithstanding the foregoing,  no decrease in the Senior Prepayment  Percentage for any Loan Group will occur unless both of the Senior Step Down Conditions are satisfied.

                  Senior Principal  Distribution  Amount:  As to any Distribution Date and Loan Group, the
sum of (i) the Senior  Percentage for such Loan Group of the amounts  described in clauses (a) through (d)
of the  definition of  "Principal  Amount" for such  Distribution  Date and Loan Group and (ii) the Senior
Prepayment  Percentage  for such Loan Group of the amounts  described in clauses  (e),  (f) and (g) of the definition of "Principal Amount" for such Distribution Date and Loan Group.

                  Senior Step Down  Conditions:  As of any  Distribution  Date as to which any decrease in the Senior  Prepayment  Percentage for any Loan Group applies,  (i) the outstanding  principal  balance of all Mortgage Loans  (including,  for this purpose,  any Mortgage Loans in foreclosure or any REO Property)
delinquent  60 days or more  (averaged  over the  preceding  six month  period),  as a  percentage  of the

                                                    28

aggregate Class Certificate Balance of the Subordinate  Certificates,  is not equal to or greater than 50%
or (ii) cumulative  Realized  Losses with respect to the Mortgage Loans as of the applicable  Distribution
Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                                          Percentage of
                                                                       Original Subordinate
  Distribution Date Occurring                                           Certificate Balance

April 2007 through March 2010                                                  20%

April 2010 through March 2015                                                  30%

April 2015 through March 2016                                                  35%

April 2016 through March 2017                                                  40%

April 2017 through March 2018                                                  45%

April 2018 and thereafter                                                      50%

                  Servicers:  National  City with  respect to the  National  City  Mortgage  Loans,  Fifth
Third with respect to the Fifth Third  Mortgage  Loans,  SunTrust  with  respect to the SunTrust  Mortgage
Loans and Wells Fargo with respect to the Wells Fargo Mortgage  Loans,  or, in each case, its successor in interest,  in its capacity as servicer of the related Mortgage Loans, or any successor  servicer appointed as herein provided.

                  Servicer  Advance  Date:  As to any  Distribution  Date,  the 18th  calendar  day of the month in which  such  Distribution  Date  occurs or if such day is not a  Business  Day,  the  immediately preceding Business Day.

                  Servicer  Custodial  Account:  Each separate  Eligible  Account or Accounts  created and maintained by the Servicers pursuant to Section 3.08(b).

                  Servicer's Certificate:  The monthly report required by Section 4.01.

                  Service(s)(ing):   In  accordance   with   Regulation  AB,  the  act  of  servicing  and
administering  the Mortgage  Loans or any other assets of the Trust by an entity that meets the definition of "servicer"  set forth in Item 1101 of Regulation AB and is subject to the disclosure  requirements  set forth in 1108 of Regulation AB. For  clarification  purposes,  any  uncapitalized  occurrence of this term
shall  have  the  meaning  commonly   understood  by  participants  in  the  residential   mortgage-backed
securitization market.

                  Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses  incurred in the  performance  by a Servicer of its  servicing  obligations,  including,  but not limited to (i) the  preservation,  restoration  and  protection  of a Mortgaged  Property,  (ii)  expenses reimbursable  to such  Servicer  pursuant to Section  3.14 and any  enforcement  or judicial  proceedings,

                                                    29

including  foreclosures,  (iii) the  management and  liquidation  of any REO Property and (iv)  compliance with the obligations under Section 3.12.

                  Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of Regulation
AB, as such may be amended from time to time.

                  Servicing  Fee:  With respect to each Mortgage Loan and  Distribution  Date,  the amount of the fee payable to the Servicer  servicing  such  Mortgage  Loan,  which shall,  for such  Distribution
Date,  be equal to  one-twelfth  of the product of the  Servicing  Fee Rate with respect to such  Mortgage
Loan and the Stated Principal  Balance of such Mortgage Loan,  subject to reduction as provided in Section
3.17. Such fee shall be payable monthly,  computed on the basis of the same Stated  Principal  Balance and period  respecting which any related  interest payment on a Mortgage Loan is computed.  A Servicer's right to receive the  Servicing  Fee for  Mortgage  Loans  serviced by such  Servicer is limited to, and payable solely  from,  the interest  portion  (including  recoveries  with  respect to interest  from  Liquidation
Proceeds  and other  proceeds,  to the extent  permitted  by Section  3.11) of  related  Monthly  Payments collected by such Servicer, or as otherwise provided under Section 3.11.

                  Servicing  Fee Rate:  With  respect to each  Mortgage  Loan  serviced by National  City,
0.250% per annum,  with respect to each  Mortgage  Loan  serviced by Fifth Third,  0.375% per annum,  with respect to each Mortgage Loan  serviced by SunTrust,  0.375% per annum,  and with respect to each Mortgage
Loan serviced by Wells Fargo, 0.250% per annum.

                  Servicing  Function  Participant:  Any  Subservicer,  Subcontractor or any other Person, other than each Servicer,  the Master  Servicer,  the Trustee and the Certificate  Administrator,  that is determined by any of the Depositor,  the related Servicer or Master Servicer to be  "participating  in the servicing  function"  within the meaning of Item 1122 of Regulation  AB,  unless such Person's  activities relate only to 5% or less of the Mortgage Loans  (measured by aggregate  Stated  Principal  Balance of the
Mortgage  Loans,  annually  at the  commencement  of the  calendar  year  prior  to the  year in  which an
Assessment of Compliance  is required to be  delivered,  multiplied by a fraction,  the numerator of which is the number of months during which such Servicing  Function  Participant  Services the related  Mortgage
Loans and the  denominator  of which is 12, or, in the case of the year in which the Closing  Date occurs, the number of months elapsed from the Cut-Off Date to the end of such calendar year).

                  Servicing  Officer:  Any officer of the Master  Servicer or a Servicer  involved  in, or responsible  for, the  administration  and master  servicing or  servicing of the related  Mortgage  Loans whose name appears on a list of servicing  officers  furnished to the  Certificate  Administrator  and the
Trustee by the Master Servicer or such Servicer as such list may from time to time be amended.

                  Similar Law:  As defined in Section 6.02(e).

                  Stated  Principal  Balance:  As to any  Mortgage  Loan and date,  the  unpaid  principal balance of such  Mortgage  Loan as of the Due Date  immediately  preceding  such date as  specified in the amortization  schedule at the time relating thereto (before any adjustment to such  amortization  schedule by reason of any  moratorium  or similar  waiver or grace  period)  after  giving  effect to any  previous

                                                    30

partial  Principal  Prepayments and Liquidation  Proceeds  allocable to principal (other than with respect to any  Liquidated  Mortgage  Loan) and to the payment of principal due on such Due Date and  irrespective of any  delinquency  in  payment  by the  related  Mortgagor,  and after  giving  effect to any  Deficient
Valuation,  plus any amounts  capitalized as a result of  modifications  to such Mortgage Loan pursuant to
Section 3.21.

                  Subcontractor:  Any vendor,  subcontractor  or other Person that is not  responsible for the overall  servicing of Mortgage  Loans but performs one or more discrete  functions  identified in Item
1122(d) of Regulation  AB with respect to Mortgage  Loans under the direction or authority of any Servicer
(or a Subservicer of any Servicer), the Master Servicer or the Certificate Administrator.

                  Subordinate Certificates:  The Class B Certificates.

                  Subordinate  Percentage:  As of any  Distribution  Date and Loan  Group,  100% minus the
Senior Percentage for such Loan Group for such Distribution Date.

                  Subordinate  Prepayment  Percentage:  As to any Distribution  Date and Loan Group,  100%
minus the Senior Prepayment Percentage for such Loan Group for such Distribution Date.

                  Subordinate  Principal  Distribution  Amount:  With respect to any Distribution Date and
Loan  Group,  an amount  equal to the sum of (i) the  Subordinate  Percentage  for such Loan  Group of all amounts  described  in  clauses  (a)  through  (d)  of the  definition  of  "Principal  Amount"  for  such
Distribution Date and Loan Group and (ii) the Subordinate  Prepayment  Percentage of the amounts described in clauses (e), (f) and (g) of the definition of "Principal  Amount" for such  Distribution  Date and Loan
Group.

                  Subsequent  Recovery:  As to any  Distribution  Date  and  Loan  Group,  the  sum of all
amounts  received  during  the  calendar  month  preceding  the  month of such  Distribution  Date on each
Mortgage Loan in such Loan Group  subsequent  to such  Mortgage  Loan being  determined to be a Liquidated
Mortgage Loan.

                  Subservicer:  Any Person  that (i)  services  Mortgage  Loans on behalf of any  Servicer
and  (ii)  is  responsible   for  the  performance   (whether   directly  or  through   sub-servicers   or
Subcontractors)  of Servicing  functions required to be performed under this Agreement or any Subservicing
Agreement that are identified in Item 1122(d) of Regulation AB.

                  Subservicing   Agreement:   Any  subservicing   agreement   (which,  in  the  event  the
Subservicer is an Affiliate of the related  Servicer,  need not be in writing)  between a Servicer and any
Subservicer  relating to servicing and/or  administration of certain Mortgage Loans as provided in Section
3.02.

                  Substitute  Mortgage  Loan: A Mortgage Loan  substituted  for a Defective  Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal  Balance,  after deduction of the principal  portion of the  Monthly  Payment  due in the month of  substitution,  not in excess of, and not more than 10% less than, the Stated  Principal  Balance of the Defective  Mortgage  Loan;  (ii) have a Net

                                                    31

Mortgage  Interest Rate equal to that of the Defective  Mortgage Loan;  (iii) have a  Loan-to-Value  Ratio not  higher  than that of the  Defective  Mortgage  Loan;  (iv) have a Gross  Margin  equal to that of the
Defective  Mortgage  Loan;  (v) have an Initial Cap, a Periodic Cap and Rate Ceiling  equal to that of the
Defective  Mortgage Loan;  (vi) have the same Index and frequency of mortgage  interest rate adjustment as the Defective  Mortgage Loan;  (vii) have a remaining term to maturity not greater than (and not more than one  year  less  than)  that  of the  Defective  Mortgage  Loan;  and  (viii)  comply,  as of the  date of substitution,  with each Mortgage Loan  representation  and warranty set forth in this Agreement  relating to the  Defective  Mortgage  Loan.  More  than  one  Substitute  Mortgage  Loan may be  substituted  for a
Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

                  Substitution Adjustment Amount:  As defined in Section 2.02.

                  SunTrust:  As defined in the recitals hereto.

                  SunTrust  Mortgage  Loans:  The  Mortgage  Loans  serviced by SunTrust or any  successor thereto as a Servicer hereunder.

                  Tax Matters  Person:  Any person  designated as "tax matters  person" in accordance with
Section 5.06 and the manner  provided  under Treasury  Regulation  § 1.860F-4(d)  and Treasury  Regulation
§ 301.6231(a)(7)-1.

                  Total  Senior  Percentage:  With  respect  to any  Distribution  Date,  the  percentage, carried six places rounded up, obtained by dividing the aggregate Class  Certificate  Balance of the Class
A  Certificates  immediately  prior to such  Distribution  Date by the  aggregate  Pool  Stated  Principal
Balance of all Loan Groups immediately prior to such Distribution Date.

                  Treasury  Regulations:  The final and temporary  regulations  promulgated under the Code by the U.S. Department of the Treasury.

                  Trust:  The trust created by this Agreement.

                  Trust  Estate:  The  Mortgage  Loans,  such  assets  as  shall  from  time  to  time  be identified as deposited in the Servicer  Custodial  Account,  the  Collection  Account or the  Certificate
Account,  in accordance with this Agreement,  REO Property,  the Primary Insurance  Policies and any other
Required Insurance Policy.

                  Trustee: HSBC Bank USA, National  Association,  and its  successors-in-interest  and, if a successor trustee is appointed hereunder, such successor, as trustee.

                  Uncertificated Accrued Interest:  With respect to any Uncertificated  Lower-Tier Regular
Interest for any Distribution Date, one month's interest at the related  Uncertificated  Pass-Through Rate for such Distribution  Date,  accrued on the  Uncertificated  Principal Balance  immediately prior to such
Distribution Date.  Uncertificated  Accrued Interest for the  Uncertificated  Lower-Tier Regular Interests
shall  accrue on the  basis of a  360-day  year  consisting  of twelve  30-day  months.  For  purposes  of calculating  the amount of  Uncertificated  Accrued  Interest for the  Uncertificated  Lower-Tier  Regular
Interests for any Distribution  Date, any Prepayment  Interest  Shortfalls or Relief Act Reduction (to the
extent not covered by  Compensating  Interest)  shall be  allocated  among the  Uncertificated  Lower-Tier

                                                    32

Regular  Interests,  pro rata,  based on,  and to the  extent  of,  Uncertificated  Accrued  Interest,  as calculated without application of this sentence.

                  Uncertificated Lower-Tier Regular Interests:  As defined in the Preliminary Statement.

                  Uncertificated  Lower-Tier  Regular  Interest Y  Principal  Reduction  Amounts:  For any
Distribution  Date,  the  amounts  by  which  the  Uncertificated  Principal  Balances  of  Uncertificated
Lower-Tier  Regular  Interests  Y-1,  Y-2,  Y-3 and Y-4 will be reduced on such  Distribution  Date by the allocation of Realized Losses and the distribution of principal, determined as described in Appendix 1.

                  Uncertificated  Lower-Tier  Regular  Interest Y-1: A regular  interest in the Lower-Tier
REMIC that is held as an asset of the Upper-Tier  REMIC,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
Pass-Through Rate, and that has such other terms as are described herein.

                  Uncertificated  Lower-Tier Regular Interest Y-1 Principal  Distribution  Amount: For any
Distribution  Date, the excess, if any, of the  Uncertificated  Lower-Tier  Regular Interest Y-1 Principal
Reduction  Amount  for such  Distribution  Date  over the  Realized  Losses  allocated  to  Uncertificated
Lower-Tier  Regular Interest Y-1 on such  Distribution Date in reduction of the  Uncertificated  Principal
Balance thereof.

                  Uncertificated   Lower-Tier  Regular  Interest  Y-1  Principal   Reduction  Amount:  The
Uncertificated  Lower-Tier  Regular Interest Y Principal  Reduction Amount for  Uncertificated  Lower-Tier
Regular Interest Y-1 as determined pursuant to the provisions of Appendix 1.

                  Uncertificated  Lower-Tier  Regular  Interest Y-2: A regular  interest in the Lower-Tier
REMIC that is held as an asset of the Upper-Tier  REMIC,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
Pass-Through Rate, and that has such other terms as are described herein.

                  Uncertificated  Lower-Tier Regular Interest Y-2 Principal  Distribution  Amount: For any
Distribution  Date, the excess, if any, of the  Uncertificated  Lower-Tier  Regular Interest Y-2 Principal
Reduction  Amount  for such  Distribution  Date  over the  Realized  Losses  allocated  to  Uncertificated
Lower-Tier  Regular Interest Y-2 on such  Distribution Date in reduction of the  Uncertificated  Principal
Balance thereof.

                  Uncertificated   Lower-Tier  Regular  Interest  Y-2  Principal   Reduction  Amount:  The
Uncertificated  Lower-Tier  Regular Interest Y Principal  Reduction Amount for  Uncertificated  Lower-Tier
Regular Interest Y-2 as determined pursuant to the provisions of Appendix 1.

                  Uncertificated  Lower-Tier  Regular  Interest Y-3: A regular  interest in the Lower-Tier
REMIC that is held as an asset of the Upper-Tier  REMIC,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
Pass-Through Rate, and that has such other terms as are described herein.

                                                    33

                  Uncertificated  Lower-Tier Regular Interest Y-3 Principal  Distribution  Amount: For any
Distribution  Date, the excess, if any, of the  Uncertificated  Lower-Tier  Regular Interest Y-3 Principal
Reduction  Amount  for such  Distribution  Date  over the  Realized  Losses  allocated  to  Uncertificated
Lower-Tier  Regular Interest Y-3 on such  Distribution Date in reduction of the  Uncertificated  Principal
Balance thereof.

                  Uncertificated   Lower-Tier  Regular  Interest  Y-3  Principal   Reduction  Amount:  The
Uncertificated  Lower-Tier  Regular Interest Y Principal  Reduction Amount for  Uncertificated  Lower-Tier
Regular Interest Y-3 as determined pursuant to the provisions of Appendix 1.

                  Uncertificated  Lower-Tier  Regular  Interest Y-4: A regular  interest in the Lower-Tier
REMIC that is held as an asset of the Upper-Tier  REMIC,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
Pass-Through Rate, and that has such other terms as are described herein.

                  Uncertificated  Lower-Tier Regular Interest Y-4 Principal  Distribution  Amount: For any
Distribution  Date, the excess, if any, of the  Uncertificated  Lower-Tier  Regular Interest Y-4 Principal
Reduction  Amount  for such  Distribution  Date  over the  Realized  Losses  allocated  to  Uncertificated
Lower-Tier  Regular Interest Y-4 on such  Distribution Date in reduction of the  Uncertificated  Principal
Balance thereof.

                  Uncertificated   Lower-Tier  Regular  Interest  Y-4  Principal   Reduction  Amount:  The
Uncertificated  Lower-Tier  Regular Interest Y Principal  Reduction Amount for  Uncertificated  Lower-Tier
Regular Interest Y-4 as determined pursuant to the provisions of Appendix 1.

                  Uncertificated  Lower-Tier  Y  Regular  Interests:   Uncertificated  Lower-Tier  Regular
Interests Y-1, Y-2, Y-3 and Y-4.

                  Uncertificated  Lower-Tier  Regular  Interest Z  Principal  Reduction  Amounts:  For any
Distribution  Date,  the  amounts  by  which  the  Uncertificated  Principal  Balances  of  Uncertificated
Lower-Tier  Regular  Interests  Z-1,  Z-2,  Z-3 and Z-4 will be reduced on such  Distribution  Date by the allocation of Realized Losses and the  distribution  of principal,  which shall be in each case the excess of (A) the sum of (x) the excess of the Pool  Distribution  Amount for the related  Loan Group  (i.e.  the
"related  Loan Group" for  Uncertificated  Lower-Tier  Regular  Interest Z-1 is Loan Group 1, the "related
Loan Group" for  Uncertificated  Lower-Tier  Regular  Interest Z-2 is the Loan Group 2, the "related  Loan
Group" for  Uncertificated  Lower-Tier  Regular  Interest Z-3 is Loan Group 3 and the "related Loan Group"
for  Uncertificated  Lower-Tier  Regular Interest Z-4 is Loan Group 4) over the sum of the amounts thereof distributable  (i) in  respect  of  interest  on such  regular  interest  and the  related  Uncertificated
Lower-Tier Y Regular Interest,  (ii) to such regular interest and the related Uncertificated  Lower-Tier Y
Regular  Interest  pursuant to clause (e)(i) of the  definition of  "Lower-Tier  Distribution  Amount" and
(iii) in the case of the Group 1 Mortgage Loans,  to the Class 1-A-R  Certificates in respect of Component
I thereof and (y) the amount of Realized  Losses  allocable to  principal  for the related Loan Group over
(B) the related Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amount.

                                                    34

                  Uncertificated  Lower-Tier  Regular  Interest Z-1: A regular  interest in the Lower-Tier
REMIC that is held as an asset of the Upper-Tier  REMIC,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
Pass-Through Rate, and that has such other terms as are described herein.

                  Uncertificated  Lower-Tier Regular Interest Z-1 Principal  Distribution  Amount: For any
Distribution  Date, the excess, if any, of the  Uncertificated  Lower-Tier  Regular Interest Z-1 Principal
Reduction  Amount  for such  Distribution  Date  over the  Realized  Losses  allocated  to  Uncertificated
Lower-Tier Regular Interest Z-1 on such Distribution Date in reduction of the principal balance thereof.

                  Uncertificated   Lower-Tier  Regular  Interest  Z-1  Principal   Reduction  Amount:  The
Uncertificated  Lower-Tier  Regular Interest Z Principal  Reduction Amount for  Uncertificated  Lower-Tier
Regular Interest Z-1 as determined pursuant to the provisions of Appendix 1.

                  Uncertificated  Lower-Tier  Regular  Interest Z-2: A regular  interest in the Lower-Tier
REMIC that is held as an asset of the Upper-Tier  REMIC,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
Pass-Through Rate, and that has such other terms as are described herein.

                  Uncertificated  Lower-Tier Regular Interest Z-2 Principal  Distribution  Amount: For any
Distribution  Date, the excess, if any, of the  Uncertificated  Lower-Tier  Regular Interest Z-2 Principal
Reduction  Amount  for such  Distribution  Date  over the  Realized  Losses  allocated  to  Uncertificated
Lower-Tier Regular Interest Z-2 on such Distribution Date in reduction of the principal balance thereof.

                  Uncertificated   Lower-Tier  Regular  Interest  Z-2  Principal   Reduction  Amount:  The
Uncertificated  Lower-Tier  Regular Interest Z Principal  Reduction Amount for  Uncertificated  Lower-Tier
Regular Interest Z-2 as determined pursuant to the provisions of Appendix 1.

                  Uncertificated  Lower-Tier  Regular  Interest Z-3: A regular  interest in the Lower-Tier
REMIC that is held as an asset of the Upper-Tier  REMIC,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
Pass-Through Rate, and that has such other terms as are described herein.

                  Uncertificated  Lower-Tier Regular Interest Z-3 Principal  Distribution  Amount: For any
Distribution  Date, the excess, if any, of the  Uncertificated  Lower-Tier  Regular Interest Z-3 Principal
Reduction  Amount  for such  Distribution  Date  over the  Realized  Losses  allocated  to  Uncertificated
Lower-Tier Regular Interest Z-3 on such Distribution Date in reduction of the principal balance thereof.

                  Uncertificated   Lower-Tier  Regular  Interest  Z-3  Principal   Reduction  Amount:  The
Uncertificated  Lower-Tier  Regular Interest Z Principal  Reduction Amount for  Uncertificated  Lower-Tier
Regular Interest Z-3 as determined pursuant to the provisions of Appendix 1.

                                                    35

                  Uncertificated  Lower-Tier  Regular  Interest Z-4: A regular  interest in the Lower-Tier
REMIC that is held as an asset of the Upper-Tier  REMIC,  that has an initial  principal  balance equal to the  related  Uncertificated  Principal  Balance,  that  bears  interest  at  the  related  Uncertificated
Pass-Through Rate, and that has such other terms as are described herein.

                  Uncertificated  Lower-Tier Regular Interest Z-4 Principal  Distribution  Amount: For any
Distribution  Date, the excess, if any, of the  Uncertificated  Lower-Tier  Regular Interest Z-4 Principal
Reduction  Amount  for such  Distribution  Date  over the  Realized  Losses  allocated  to  Uncertificated
Lower-Tier Regular Interest Z-4 on such Distribution Date in reduction of the principal balance thereof.

                  Uncertificated   Lower-Tier  Regular  Interest  Z-4  Principal   Reduction  Amount:  The
Uncertificated  Lower-Tier  Regular Interest Z Principal  Reduction Amount for  Uncertificated  Lower-Tier
Regular Interest Z-4 as determined pursuant to the provisions of Appendix 1.

                  Uncertificated  Pass-Through  Rate:  With  respect  to any  Distribution  Date  and  (i)
Uncertificated   Lower-Tier  Regular  Interests  Y-1  and  Z-1,  the  Net  WAC  for  Loan  Group  1,  (ii)
Uncertificated  Lower-Tier  Regular  Interests  Y-2  and  Z-2,  the  Net  WAC  for  Loan  Group  2,  (iii)
Uncertificated  Lower-Tier  Regular  Interests  Y-3  and  Z-3,  the  Net WAC  for  Loan  Group 3 and  (iv)
Uncertificated Lower-Tier Regular Interests Y-4 and Z-4, the Net WAC for Loan Group 4.

                  Uncertificated   Principal   Balance:   The  principal  amount  of  any   Uncertificated
Lower-Tier  Regular Interest  outstanding as of any date of determination.  The  Uncertificated  Principal
Balance of each Uncertificated Lower-Tier Regular Interest shall never be less than zero.

                  Underwriting  Guidelines:  With  respect  to  the  National  City  Mortgage  Loans,  the underwriting  guidelines  of  National  City.  With  respect  to  the  Fifth  Third  Mortgage  Loans,  the underwriting  guidelines of Fifth Third.  With respect to the SunTrust  Mortgage Loans,  the  underwriting guidelines of SunTrust.  With respect to the Wells Fargo Mortgage Loans,  the  underwriting  guidelines of
Wells Fargo.

                  Unscheduled  Principal  Payments:  The amounts  described in clauses (e), (f) and (g) of the definition of Principal Amount.

                  Upper-Tier REMIC: As defined in the Preliminary Statement.

                  U.S. Bank:  As defined in the recitals hereto.

                  U.S.  Person:  A citizen or resident of the United States,  a corporation or partnership
(unless,  in the case of a partnership,  Treasury  Regulations are adopted that provide otherwise) created or organized  in or under the laws of the United  States,  any state  thereof or the District of Columbia, including an entity  treated as a corporation or  partnership  for federal income tax purposes,  an estate whose income is subject to United States  federal  income tax  regardless  of its source,  or a trust if a court within the United States is able to exercise  primary  supervision over the  administration  of such trust, and one or more such U.S.  Persons have the authority to control all substantial  decisions of such

                                                    36

trust (or, to the extent  provided in  applicable  Treasury  Regulations,  certain  trusts in existence on
August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

                  Voting  Rights:  The portion of the voting  rights of all of the  Certificates  which is allocated  to any  Certificate.  As of any date of  determination,  (a) 1% of all Voting  Rights  shall be allocated  to the Holders of the  Residual  Certificates  and (b) the  remaining  Voting  Rights  shall be allocated  among  Holders of the  remaining  Classes of  Certificates  in  proportion  to the  Certificate
Balances of their respective Certificates on such date.

                  Wells Fargo:  As defined in the recitals hereto.

                  Wells  Fargo  Mortgage  Loans:  The  Mortgage  Loans  serviced  by  Wells  Fargo  or any successor thereto as a Servicer hereunder.

                  Section 1.02      Interest  Calculations.  All  calculations of interest will be made on a 360-day year  consisting of twelve 30-day  months.  All dollar  amounts  calculated  hereunder  shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                                ARTICLE II

                                      CONVEYANCE OF MORTGAGE LOANS;
                                    ORIGINAL ISSUANCE OF CERTIFICATES

                  Section 2.01      Conveyance of Mortgage Loans.

                  (a)      The  Depositor,  concurrently  with the execution and delivery  hereof,  hereby sells,  transfers,  assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the  Certificateholders,  without recourse,  all the right, title and interest of the Depositor in and to the Mortgage  Loans,  including  all interest and  principal  received on or with respect to the
Mortgage  Loans (other than  payments of principal  and interest due and payable on the Mortgage  Loans on or  before  the  Cut-Off  Date),  all  accounts,  chattel  paper,  deposit  accounts,  documents,  general intangibles, goods, instruments,  investment property,  letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals,  consisting of, arising from, or relating to, any of the foregoing,  and all proceeds of the  foregoing.  The foregoing  sale,  transfer,  assignment  and set over does not and is not intended to result in a creation of an  assumption  by the Trustee of any  obligation of the Depositor or any other  Person in  connection  with the  Mortgage  Loans or any  agreement  or  instrument  relating thereto,  except as specifically  set forth herein.  In connection with the conveyance by the Depositor of the Mortgage Loans,  the Depositor  further agrees,  at its own expense,  on or prior to the Closing Date, to indicate on its books and records  that the  Mortgage  Loans have been sold to the Trustee on behalf of the Trust  pursuant to this  Agreement,  and to deliver to the Trustee the  Mortgage  Loan  Schedule.  The
Mortgage Loan Schedule  shall be marked as Exhibit D-1,  Exhibit D-2,  Exhibit D-3 and Exhibit D-4 to this
Agreement and is hereby incorporated into and made a part of this Agreement.

                                                    37

                  (b)      In connection  with such transfer and  assignment,  the Depositor has delivered or  caused  to be  delivered  to the  Custodian,  on  behalf  of  the  Trustee,  for  the  benefit  of the
Certificateholders,  the  following  documents  or  instruments  with  respect  to each  Mortgage  Loan so assigned:

                           (i)      the original Mortgage Note,  endorsed by manual or facsimile signature either (A) in blank or (B) in the following  form:  "Pay to the order of HSBC Bank USA,  National
         Association,  as Trustee,  without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such  endorsement  being sufficient  to transfer  all right,  title and  interest of the party so endorsing in and to that
         Mortgage Note);

                           (ii)     except  as  provided  below,  the  original   recorded  Mortgage  with
         evidence  of a  recording  thereon,  or if any  such  Mortgage  has not  been  returned  from the applicable  recording  office or has been lost, or if such public  recording  office  retains the original recorded  Mortgage,  a copy of such Mortgage  certified by the Depositor as being a true and correct copy of the Mortgage, if such copy is available;

                           (iii)    subject to the provisos at the end of this paragraph,  a duly executed
         Assignment  of Mortgage  from the  mortgagee or assignee of record  either (A) in blank or (B) to
         "HSBC Bank USA,  National  Association,  as trustee for the holders of the Wachovia Mortgage Loan
         Trust,  LLC  Mortgage  Pass-Through  Certificates,  Series  2007-A  Certificates"  (which  may be included in a blanket  assignment  or  assignments),  together  with,  except as provided  below, originals  of all  interim  recorded  assignments  of such  mortgage  or copies  of such  interim assignments  certified  by the  Depositor  as being  true and  complete  copies  of the  original recorded  intervening  assignments  of  mortgage  (each such  assignment,  when duly and  validly completed,  to be in  recordable  form and  sufficient  to effect the  assignment  of the related
         Mortgage to the assignee  thereof);  provided that, if the related Mortgage has not been returned from the  applicable  public  recording  office,  such  Assignment  of  Mortgage  may exclude the information  to be  provided by the  recording  office;  and  provided,  further,  if the related
         Mortgage  has been  recorded  in the  name of  Mortgage  Electronic  Registration  Systems,  Inc.
         ("MERS") or its  designee,  no Assignment of Mortgage in favor of the Trustee will be required to be prepared or  delivered  and instead,  the  Servicer  servicing  such  Mortgage  shall take all actions  as are  necessary  to cause  the  Trust or the  Trustee  to be shown as the owner of the related  Mortgage  Loan on the records of MERS for purposes of the system of recording  transfers of mortgages maintained by MERS;

                           (iv)     the  originals  of  all  assumption,  modification,  consolidation  or extension agreements, if any, with evidence of recording thereon, if any;

                           (v)      the original or duplicate  original  mortgagee title insurance  policy and all riders thereto;

                           (vi)     the  original  of  any  guarantee  executed  in  connection  with  the
         Mortgage Note;

                                                    38

                           (vii)    for each  Mortgage  Loan,  if any,  which is secured by a  residential long-term  lease, a copy of the lease with evidence of recording  indicated  thereon,  or, if the lease is in the process of being recorded,  a photocopy of the lease,  certified by an officer of the respective  prior owner of such Mortgage Loan or by the applicable  title insurance  company, closing/settlement/escrow  agent or company or closing  attorney to be a true and correct copy of the lease transmitted for recordation;

                           (viii)   the  original  of  any  security   agreement,   chattel   mortgage  or
         equivalent document executed in connection with the Mortgage; and

                           (ix)     for each Mortgage  Loan secured by Co-op Shares,  the originals of the following documents or instruments:

                                    (A)     The stock certificate;

                                    (B)     The stock power executed in blank;

                                    (C)     The executed proprietary lease;

                                    (D)     The executed recognition agreement;

                                    (E)     The executed assignment of recognition agreement, if any;

                                    (F)     The  executed  UCC-1  financing  statement  with  evidence  of recording thereon; and

                                    (G)     Executed UCC-3 financing  statements or other  appropriate UCC financing  statements,  evidencing a complete and unbroken line of  assignments from the mortgagee to the Trustee with  evidence of recording  thereon (or in a form suitable for recordation).

provided,  however,  that if the  Depositor  is unable to deliver or cause the  delivery  of any  original
Mortgage  Note due to the loss of such  original  Mortgage  Note,  the  Depositor  may deliver a Lost Note
Affidavit  together  with a copy of such  Mortgage  Note,  if a copy is  available,  and shall  thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

                  If in  connection  with  any  Mortgage  Loans,  the  Depositor  cannot  deliver  (A) the
Mortgage,  (B) all interim  recorded  assignments,  (C) all  assumption,  modification,  consolidation  or extension  agreements,  if any,  or (D) the  lender's  title  policy  (together  with all riders  thereto)
satisfying the requirements of clause (ii),  (iii),  (iv) or (v) above,  respectively,  concurrently  with the  execution  and delivery  hereof  because such  document or documents  have not been returned from the applicable  public  recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been  delivered to either the Servicer  servicing  such  Mortgage  Loan or the Depositor by the applicable  title insurer in the case of clause (v) above,  the Depositor  shall  promptly  deliver or cause to be delivered to the Custodian,  in the case of clause (ii),  (iii) or (iv) above,  such Mortgage, such interim assignment or such assumption,  modification,  consolidation or extension  agreement,  as the case may be, with evidence of recording  indicated  thereon upon receipt thereof from the public recording office,  but in no event shall any such delivery of any such  documents or  instruments be made later than

                                                    39

one year following the Closing Date,  unless,  in the case of clause (ii), (iii) or (iv) above,  there has been a continuing delay at the applicable  recording office or, in the case of clause (v),  there has been a continuing delay at the applicable  insurer and the Depositor has delivered an Officer's  Certificate to such effect to the  Custodian.  The Depositor  shall forward or cause to be forwarded to the Custodian (1)
from time to time  additional  original  documents  evidencing an assumption or modification of a Mortgage
Loan and (2) any other  documents  required to be  delivered by the  Depositor or the related  Servicer to the  Custodian.  In the event that the  original  Mortgage is not  delivered  and in  connection  with the payment in full of the related  Mortgage Loan the public  recording  office requires the presentation of a
"lost  instruments  affidavit  and  indemnity"  or any  equivalent  document,  because  only a copy of the
Mortgage can be delivered with the instrument of  satisfaction  or  reconveyance,  the Servicer  servicing such Mortgage Loan shall  prepare,  execute and deliver or cause to be prepared,  executed and  delivered, on behalf of the Trust, such a document to the public recording office.

                  As promptly as  practicable  subsequent  to such  transfer  and  assignment,  and in any event,  within 30 days  thereafter,  each Servicer  shall (except for any Mortgage which has been recorded in the name of MERS or its  designee)  (I) cause  each  Assignment  of  Mortgage  to be in proper form for recording in the  appropriate  public office for real property  records within 30 days of the Closing Date and (II) at the  Depositor's  expense,  cause to be  delivered  for  recording in the  appropriate  public office for real property  records the  Assignments of the Mortgages in favor of the Trustee,  except that, with respect to any  Assignment of a Mortgage as to which such  Servicer has not received the  information required to prepare such  assignment  in  recordable  form,  such  Servicer's  obligation  to do so and to deliver the same for such  recording  shall be as soon as  practicable  after receipt of such  information and in any event within 30 days after the receipt  thereof and, no recording of an  Assignment of Mortgage will be  required in a state if  recording  is not  required by the Rating  Agencies to obtain the initial ratings for the Certificates.

                  In the case of Mortgage  Loans that have been  prepaid in full as of the  Closing  Date, the  Depositor,  in lieu of  delivering  the above  documents  to the  Custodian  will cause the  Servicer servicing  such  Mortgage  Loan to deposit in the related  Servicer  Custodial  Account the amount of such payment in full.

                  It is agreed and  understood  by the Depositor and the Trustee that none of the Mortgage
Loans are (a) loans subject to 12 CFR Section 226.31,  12 CFR Section 226.32 or 12 CFR Section 226.34,  as
amended,  or (b) "high cost home," "covered"  (excluding home loans defined as "covered home loans" in the
New Jersey Home Ownership  Security Act of 2002 that were  originated  between  November 26, 2003 and July
7, 2004),  "high risk home" or "predatory"  loans under any applicable  state,  federal or local law (or a similarly  classified  loan  using  different  terminology  under  a law  imposing  heightened  regulatory scrutiny or additional legal liability for residential  mortgage loans having high interest rates,  points and/or fees).

                  Section 2.02      Acceptance  by the  Custodian  of the Mortgage  Loans.  Subject to the
provisions of the following paragraph,  pursuant to the Custodial Agreement,  the Custodian,  on behalf of the  Trustee,  declares  that it will  hold the  documents  referred  to in  Section  2.01  and the  other documents  delivered to it  constituting  the Mortgage  Files,  and that it will hold such other assets as are included in the Trust  Estate,  in trust for the  exclusive  use and benefit of all present and future

                                                    40

Certificateholders.  Upon execution of this  Agreement,  the Custodian will deliver to the Depositor,  the
Certificate  Administrator  and the Trustee an initial  certification in the form of Exhibit O hereto,  to the effect that, except as may be specified in the list of exceptions  attached  thereto,  it has received the Mortgage File for each Mortgage Loan on the Mortgage Loan Schedule.

                  Within 90 days after the execution and delivery of this  Agreement,  the Custodian shall review  the  Mortgage  Files  in its  possession  and  will  deliver  to the  Depositor,  the  Certificate
Administrator  and the Trustee a final  certification  in the form of Exhibit P hereto.  If, in the course of such review,  the Custodian finds any document  described in Section  2.01(b)(i),  (ii), (iii), (v) and
(ix)(A),  (B),  (C), (D), (F) and (G) which does not meet the  requirements  of Section 2.01 or is omitted from such Mortgage  File, the Custodian  shall promptly so notify the related  Servicer and the Depositor.
In performing any such review,  the Custodian may  conclusively  rely on the purported  genuineness of any such document and any signature  thereon.  It is understood  that the scope of the  Custodian's  review of the Mortgage  Files is limited  solely to  confirming  that the  documents  listed in Section  2.01(b)(i),
(ii),  (iii), (v) and (ix)(A),  (B), (C), (D), (F) and (G) have been received and further  confirming that any and all  documents  delivered  pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans  identified in the Mortgage Loan Schedule.  The Custodian  shall not have any responsibility  for  determining  whether  any  document  is valid and  binding,  whether  the text of any assignment  or  endorsement  is in proper or  recordable  form,  whether any document has been recorded in accordance  with the  requirements  of any  applicable  jurisdiction,  or whether a blanket  assignment is permitted  in any  applicable  jurisdiction.  The  Depositor  hereby  covenants  and  agrees  that it will promptly  correct or cure such defect  within 90 days from the date it was so notified of such defect and, if the Depositor  does not correct or cure such defect within such period,  the Depositor  will either (a)
substitute  for the  related  Mortgage  Loan a  Substitute  Mortgage  Loan,  which  substitution  shall be accomplished  in the manner and subject to the conditions set forth below or (b) repurchase  such Mortgage
Loan from the Trustee at the  Repurchase  Price for such  Mortgage  Loan;  provided,  however,  that in no event shall such a substitution occur more than two years from the Closing Date; provided,  further,  that such  substitution  or  repurchase  shall occur within 90 days of when such defect was  discovered if such defect  will cause the  Mortgage  Loan not to be a  "qualified  mortgage"  within  the  meaning of Section
860G(a)(3) of the Code.

                  With respect to each  Substitute  Mortgage  Loan,  the  Depositor  shall  deliver to the
Custodian,  on behalf of the Trustee,  for the benefit of the  Certificateholders,  the Mortgage Note, the
Mortgage,  the related  Assignment  of Mortgage  (except for any Mortgage  which has been  recorded in the name of MERS or its  designee),  and such other  documents and  agreements  as are  otherwise  required by
Section  2.01,  with the  Mortgage  Note  endorsed  and the  Mortgage  assigned  as  required  by  Section
2.01(b)(i).  No  substitution is permitted to be made in any calendar month after the  Determination  Date for such month.  Monthly  Payments due with respect to any such  Substitute  Mortgage Loan in the month of substitution  shall not be conveyed to the Trust and shall be  retained  by the  Depositor.  For the month of substitution,  distributions to Certificateholders  will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

                  The related  Servicer  shall amend the Mortgage  Loan Schedule to reflect the removal of each  Mortgage  Loan that has become a Defective  Mortgage  Loan and the  substitution  of the  Substitute

                                                    41

Mortgage  Loan or Loans and such  Servicer  shall  deliver  the  amended  Mortgage  Loan  Schedule  to the
Custodian,  the Master Servicer,  the Certificate  Administrator and the Trustee.  Upon such substitution, each  Substitute  Mortgage Loan shall be subject to the terms of this  Agreement in all respects,  and the
Depositor  shall be deemed to have made to the Trustee with respect to such  Substitute  Mortgage Loan, as of the date of substitution,  the  representations  and warranties made pursuant to Section 2.04. Upon any such  repurchase or  substitution  and the deposit to the  Collection  Account of any required  Repurchase
Price or Substitution Adjustment Amount (as described in the next paragraph),  as applicable,  and receipt of a Request for Release,  the  Custodian  shall  release the  Mortgage  File  relating to such  Defective
Mortgage  Loan  to the  Depositor  and  shall  execute  and  deliver  at the  Depositor's  direction  such instruments of transfer or assignment prepared by the Depositor,  in each case without recourse,  as shall be necessary to transfer to the Depositor,  or its designee,  any Defective  Mortgage Loan  repurchased or substituted for pursuant to this Section 2.02.

                  For any month in which the Depositor  substitutes one or more Substitute  Mortgage Loans for one or more Defective  Mortgage Loans,  the amount (if any) by which the aggregate  principal  balance of all such  Substitute  Mortgage  Loans in a Loan Group as of the date of  substitution  is less than the aggregate  Stated  Principal  Balance  of all such  Defective  Mortgage  Loans  in such  Loan  Group  (the
"Substitution  Adjustment  Amount"  for such Loan  Group)  plus an amount  equal to the  aggregate  of any unreimbursed  Advances  with  respect  to such  Defective  Mortgage  Loans  shall  be  deposited  into the
Collection  Account by the Depositor on or before the  Remittance  Date for the  Distribution  Date in the
month  succeeding the calendar month during which the related  Mortgage Loan is required to be repurchased or replaced hereunder.

                  The Custodian  shall retain  possession  and custody of each Mortgage File in accordance with and subject to the terms and  conditions  set forth in the Custodial  Agreement.  Each Servicer shall promptly deliver to the Custodian,  upon the execution or, in the case of documents  requiring  recording, receipt  thereof,  the originals of such other documents or instruments  constituting the Mortgage File as come into each Servicer's possession from time to time.

                  It is understood  and agreed that the  obligation of the Depositor to substitute  for or to repurchase  any Mortgage  Loan which does not meet the  requirements  of Section 2.01 shall  constitute the sole remedy  respecting  such defect  available to the Trustee and any  Certificateholder  against the
Depositor.

                  None  of  the  Certificate  Administrator,  the  Master  Servicer,  the  Trustee  or the
Custodian  shall be under any duty or  obligation  (i) to inspect,  review or examine any such  documents,
instruments,   certificates  or  other  papers  to  determine  that  they  are  genuine,  enforceable,  or appropriate  for the  represented  purpose  or that they are other  than what they  purport to be on their face or (ii) to  determine  whether any Mortgage  File should  include any of the  documents  specified in
Section 2.01(b)(iv), (vi), (vii) and (viii) and (ix)(E).

                                                    42

                  Section 2.03      Representations,  Warranties and Covenants of the Master Servicer and
the Servicers.

                  (a)      National City hereby makes the following  representations and warranties to the
Depositor, the Master Servicer, the Certificate Administrator and the Trustee, as of the Closing Date:

                  (i)      National City is a corporation duly organized,  validly  existing,  and in good standing  under the laws of Ohio and has all  licenses  necessary to carry on its business as now being  conducted  and is licensed,  qualified  and in good standing in each of the states where a
         Mortgaged  Property is located if the laws of such state require  licensing or  qualification  in order to conduct  business of the type  conducted by National  City.  National City has power and authority  to execute and deliver  this  Agreement  and to perform in  accordance  herewith;  the execution,  delivery and performance of this Agreement  (including all instruments of transfer to be  delivered  pursuant  to  this  Agreement)  by  National  City  and  the  consummation  of the transactions  contemplated  hereby  have  been  duly  and  validly  authorized.  This  Agreement, assuming due  authorization,  execution and delivery by the other parties  hereto,  evidences the valid,  binding and  enforceable  obligation of National City,  except as  enforceability  may be limited by (A) bankruptcy, insolvency, liquidation,  receivership,  moratorium, reorganization or other  similar  laws  affecting  the  enforcement  of the  rights of  creditors  and (B)  general principles  of equity,  whether  enforcement  is sought in a proceeding  in equity or at law. All requisite  corporate  action has been taken by  National  City to make this  Agreement  valid and binding upon National City in accordance with its terms.

                  (ii)     No consent,  approval,  authorization or order is required for the transactions contemplated by this Agreement from any court,  governmental  agency or body, or federal or state regulatory  authority  having  jurisdiction  over  National  City or, if required,  such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (iii)    The consummation of the transactions  contemplated by this Agreement are in the ordinary  course of business  of  National  City and will not result in the breach of any term or provision  of the  charter  or by-laws  of  National  City or result in the breach of any term or provision of, or conflict with or  constitute a default  under or result in the  acceleration  of any obligation  under,  any agreement,  indenture or loan or credit agreement or other instrument to which  National City or its property is subject,  or result in the violation of any law, rule, regulation, order, judgment or decree to which National City or its property is subject.

                  (iv)     There is no action, suit,  proceeding or investigation  pending or, to the best knowledge of National City,  threatened  against National City which,  either  individually or in the  aggregate,  would  result  in any  material  adverse  change  in the  business,  operations, financial  condition,  properties or assets of National  City,  or in any material  impairment of the right or ability of National  City to carry on its business  substantially  as now  conducted or which would draw into  question  the validity of this  Agreement  or the Mortgage  Loans or of any  action  taken  or  to  be  taken  in  connection  with  the  obligations  of  National  City

                                                    43

         contemplated  herein,  or which would  materially  impair the ability of National City to perform under the terms of this Agreement.

                  (v)      Each Mortgage Loan  serviced by National City was  originated  (A) by a savings and loan association,  savings bank, commercial bank, credit union,  insurance company or similar institution  that is  supervised  and  examined  by a  federal  or state  authority,  or (B) by a mortgagee  approved by the  Secretary of Housing and Urban  Development  pursuant to Sections 203 and 211 of the National Housing Act, as amended.

                  (vi)     No  Mortgage  Loan  serviced  by  National  City is secured by a Mortgage  on a leasehold estate.

                  The  representations  and warranties made pursuant to this Section 2.03(a) shall survive delivery of the respective Mortgage Files for the National City Mortgage Loans to the Custodian.

                  (b)      Fifth Third hereby makes the following  representations  and  warranties to the
Depositor, the Master Servicer, the Certificate Administrator and the Trustee, as of the Closing Date:

                  (i)      Fifth Third is a corporation  duly  organized,  validly  existing,  and in good standing  under the laws of Ohio and has all  licenses  necessary to carry on its business as now being  conducted  and is licensed,  qualified  and in good standing in each of the states where a
         Mortgaged  Property is located if the laws of such state require  licensing or  qualification  in order to  conduct  business  of the type  conducted  by Fifth  Third.  Fifth  Third has power and authority  to execute and deliver  this  Agreement  and to perform in  accordance  herewith;  the execution,  delivery and performance of this Agreement  (including all instruments of transfer to
         be  delivered   pursuant  to  this  Agreement)  by  Fifth  Third  and  the  consummation  of  the transactions  contemplated  hereby  have  been  duly  and  validly  authorized.  This  Agreement, assuming due  authorization,  execution and delivery by the other parties  hereto,  evidences the valid,  binding and  enforceable  obligation  of Fifth  Third,  except as  enforceability  may be limited by (A) bankruptcy, insolvency, liquidation,  receivership,  moratorium, reorganization or other  similar  laws  affecting  the  enforcement  of the  rights of  creditors  and (B)  general principles  of equity,  whether  enforcement  is sought in a proceeding  in equity or at law. All requisite  corporate  action  has been  taken by Fifth  Third to make  this  Agreement  valid and binding upon Fifth Third in accordance with its terms.

                  (ii)     No consent,  approval,  authorization or order is required for the transactions contemplated by this Agreement from any court,  governmental  agency or body, or federal or state regulatory  authority  having  jurisdiction  over  Fifth  Third or, if  required,  such  consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (iii)    The consummation of the transactions  contemplated by this Agreement are in the ordinary  course of  business  of Fifth  Third and will not  result in the  breach of any term or provision  of the  charter  or  by-laws  of Fifth  Third or result  in the  breach of any term or

                                                    44

         provision of, or conflict with or  constitute a default  under or result in the  acceleration  of any obligation  under,  any agreement,  indenture or loan or credit agreement or other instrument to which Fifth Third or its property is subject,  or result in the  violation  of any law,  rule, regulation, order, judgment or decree to which Fifth Third or its property is subject.

                  (iv)     There is no action, suit,  proceeding or investigation  pending or, to the best knowledge of Fifth Third,  threatened  against Fifth Third which,  either  individually or in the aggregate,  would result in any material  adverse change in the business,  operations,  financial condition,  properties  or assets of Fifth Third,  or in any material  impairment of the right or ability of Fifth Third to carry on its  business  substantially  as now  conducted or which would draw into  question the validity of this  Agreement or the Mortgage  Loans or of any action taken or to be taken in connection with the obligations of Fifth Third  contemplated  herein,  or which would materially impair the ability of Fifth Third to perform under the terms of this Agreement.

                  (v)      Each Mortgage Loan serviced by Fifth Third was  originated (A) by a savings and loan  association,  savings bank,  commercial bank,  credit union,  insurance  company or similar institution  that is  supervised  and  examined  by a  federal  or state  authority,  or (B) by a mortgagee  approved by the  Secretary of Housing and Urban  Development  pursuant to Sections 203 and 211 of the National Housing Act, as amended.

                  (vi)     No  Mortgage  Loan  serviced  by Fifth  Third is  secured  by a  Mortgage  on a leasehold estate.

                  The  representations  and warranties made pursuant to this Section 2.03(b) shall survive delivery of the respective Mortgage Files for the Fifth Third Mortgage Loans to the Custodian.

                  (c)      SunTrust  hereby makes the  following  representations  and  warranties  to the
Depositor, the Master Servicer, the Certificate Administrator and the Trustee, as of the Closing Date:

                  (i)      SunTrust  is a  corporation  duly  organized,  validly  existing,  and in  good standing  under the laws of Virginia and has all  licenses  necessary to carry on its business as now being  conducted and is licensed,  qualified and in good standing in each of the states where a Mortgaged  Property is located if the laws of such state require  licensing or qualification in order to conduct  business of the type  conducted by SunTrust.  SunTrust has power and  authority to execute and deliver this  Agreement  and to perform in  accordance  herewith;  the  execution, delivery  and  performance  of this  Agreement  (including  all  instruments  of  transfer  to be delivered  pursuant to this  Agreement)  by SunTrust  and the  consummation  of the  transactions contemplated  hereby  have  been  duly and  validly  authorized.  This  Agreement,  assuming  due authorization,  execution and delivery by the other parties hereto,  evidences the valid, binding and  enforceable  obligation  of  SunTrust,  except  as  enforceability  may  be  limited  by (A)
         bankruptcy, insolvency, liquidation,  receivership,  moratorium,  reorganization or other similar laws affecting the  enforcement of the rights of creditors and (B) general  principles of equity,

                                                    45

         whether  enforcement  is sought in a  proceeding  in equity or at law.  All  requisite  corporate action has been taken by  SunTrust to make this  Agreement  valid and  binding  upon  SunTrust in accordance with its terms.

                  (ii)     No consent,  approval,  authorization or order is required for the transactions contemplated by this Agreement from any court,  governmental  agency or body, or federal or state regulatory authority having jurisdiction over SunTrust or, if required,  such consent,  approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (iii)    The consummation of the transactions  contemplated by this Agreement are in the ordinary  course  of  business  of  SunTrust  and will not  result  in the  breach of any term or provision  of the  charter  or  by-laws  of  SunTrust  or  result  in the  breach  of any term or provision of, or conflict with or  constitute a default  under or result in the  acceleration  of any obligation  under,  any agreement,  indenture or loan or credit agreement or other instrument to which  SunTrust or its  property  is subject,  or result in the  violation  of any law,  rule, regulation, order, judgment or decree to which SunTrust or its property is subject.

                  (iv)     There is no action, suit,  proceeding or investigation  pending or, to the best knowledge  of  SunTrust,  threatened  against  SunTrust  which,  either  individually  or in  the aggregate,  would result in any material  adverse change in the business,  operations,  financial condition,  properties  or assets of  SunTrust,  or in any  material  impairment  of the right or ability of SunTrust to carry on its business  substantially  as now conducted or which would draw into question the validity of this  Agreement or the Mortgage  Loans or of any action taken or to be taken in connection  with the  obligations  of SunTrust  contemplated  herein,  or which would materially impair the ability of SunTrust to perform under the terms of this Agreement.

                  (v)      Each  Mortgage Loan  serviced by SunTrust was  originated  (A) by a savings and loan  association,  savings bank,  commercial bank,  credit union,  insurance  company or similar institution  that is  supervised  and  examined  by a  federal  or state  authority,  or (B) by a mortgagee  approved by the  Secretary of Housing and Urban  Development  pursuant to Sections 203 and 211 of the National Housing Act, as amended.

                  (vi)     No Mortgage  Loan  serviced by SunTrust is secured by a Mortgage on a leasehold estate.

                  The  representations  and warranties made pursuant to this Section 2.03(c) shall survive delivery of the respective Mortgage Files for the SunTrust Mortgage Loans to the Custodian.

                  (d)      Wells Fargo hereby makes the following  representations  and  warranties to the
Depositor, the Master Servicer, the Certificate Administrator and the Trustee, as of the Closing Date:

                  (i)      Wells  Fargo  is  a  national  banking  association  duly  organized,   validly
         existing,  and in good  standing  under the federal laws of the United  States of America and has

                                                    46

         all licenses  necessary to carry on its  business as now being  conducted.  Wells Fargo has power and authority to execute and deliver this  Agreement and to perform in accordance  herewith;  the execution,  delivery and performance of this Agreement  (including all instruments of transfer to
         be  delivered   pursuant  to  this  Agreement)  by  Wells  Fargo  and  the  consummation  of  the transactions  contemplated  hereby  have  been  duly  and  validly  authorized.  This  Agreement, assuming due  authorization,  execution and delivery by the other parties  hereto,  evidences the valid,  binding and  enforceable  obligation  of Wells  Fargo,  except as  enforceability  may be limited by (A) bankruptcy, insolvency, liquidation,  receivership,  moratorium, reorganization or other  similar  laws  affecting  the  enforcement  of the  rights of  creditors  and (B)  general principles  of equity,  whether  enforcement  is sought in a proceeding  in equity or at law. All requisite  corporate  action  has been  taken by Wells  Fargo to make  this  Agreement  valid and binding upon Wells Fargo in accordance with its terms.

                  (ii)     No consent,  approval,  authorization or order is required for the transactions contemplated by this Agreement from any court,  governmental  agency or body, or federal or state regulatory  authority  having  jurisdiction  over  Wells  Fargo or, if  required,  such  consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (iii)    The consummation of the transactions  contemplated by this Agreement are in the ordinary  course of  business  of Wells  Fargo and will not  result in the  breach of any term or provision  of the  charter  or  by-laws  of Wells  Fargo or result  in the  breach of any term or provision of, or conflict with or  constitute a default  under or result in the  acceleration  of any obligation  under,  any agreement,  indenture or loan or credit agreement or other instrument to which Wells Fargo or its property is subject,  or result in the  violation  of any law,  rule, regulation, order, judgment or decree to which Wells Fargo or its property is subject.

                  (iv)     There is no action, suit,  proceeding or investigation  pending or, to the best knowledge of Wells Fargo,  threatened  against Wells Fargo which,  either  individually or in the aggregate,  would result in any material  adverse change in the business,  operations,  financial condition,  properties  or assets of Wells Fargo,  or in any material  impairment of the right or ability of Wells Fargo to carry on its  business  substantially  as now  conducted or which would draw into  question the validity of this  Agreement or the Mortgage  Loans or of any action taken or to be taken in connection with the obligations of Wells Fargo  contemplated  herein,  or which would materially impair the ability of Wells Fargo to perform under the terms of this Agreement.

                  The  representations  and warranties made pursuant to this Section 2.03(d) shall survive delivery of the respective Mortgage Files for the Wells Fargo Mortgage Loans to the Custodian.

                  (e)      U.S.  Bank hereby makes the  following  representations  and  warranties to the
Depositor, the Trustee and the Servicers, as of the Closing Date:

                                                    47

                  (i)      U.S. Bank is a national banking  association duly organized,  validly existing, and in good  standing  under  the  federal  laws of the  United  States  of  America  and has all licenses  necessary  to carry on its  business as now being  conducted.  U.S.  Bank has power and authority  to execute and deliver  this  Agreement  and to perform in  accordance  herewith;  the execution,  delivery and performance of this Agreement  (including all instruments of transfer to be delivered  pursuant to this Agreement) by U.S. Bank and the  consummation of the  transactions contemplated  hereby  have  been  duly and  validly  authorized.  This  Agreement,  assuming  due authorization,  execution and delivery by the other parties hereto,  evidences the valid, binding and  enforceable  obligation  of U.S.  Bank,  except  as  enforceability  may be  limited  by (A)
         bankruptcy, insolvency, liquidation,  receivership,  moratorium,  reorganization or other similar laws affecting the  enforcement of the rights of creditors and (B) general  principles of equity, whether  enforcement  is sought in a  proceeding  in equity or at law.  All  requisite  corporate action has been taken by U.S.  Bank to make this  Agreement  valid and binding upon U.S.  Bank in accordance with its terms.

                  (ii)     No consent,  approval,  authorization or order is required for the transactions contemplated by this Agreement from any court,  governmental  agency or body, or federal or state regulatory  authority  having  jurisdiction  over  U.S.  Bank  or,  if  required,  such  consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (iii)    The consummation of the transactions  contemplated by this Agreement are in the ordinary  course  of  business  of U.S.  Bank and will not  result  in the  breach of any term or provision  of the  charter  or  by-laws  of U.S.  Bank or  result  in the  breach  of any term or provision of, or conflict with or  constitute a default  under or result in the  acceleration  of any obligation  under,  any agreement,  indenture or loan or credit agreement or other instrument to which U.S.  Bank or its  property is subject,  or result in the  violation  of any law,  rule, regulation, order, judgment or decree to which U.S. Bank or its property is subject.

                  (iv)     There is no action, suit,  proceeding or investigation  pending or, to the best knowledge  of U.S.  Bank,  threatened  against U.S.  Bank which,  either  individually  or in the aggregate,  would result in any material  adverse change in the business,  operations,  financial condition,  properties  or assets of U.S.  Bank,  or in any material  impairment  of the right or ability of U.S.  Bank to carry on its  business  substantially  as now  conducted  or which would draw into  question  the  validity  of this  Agreement  or of any action  taken or to be taken in connection  with the  obligations of U.S. Bank  contemplated  herein,  or which would  materially impair the ability of U.S. Bank to perform under the terms of this Agreement.

                  (f)      The Trustee  hereby makes the following  representations  and warranties to the
Depositor, the Certificate Administrator, the Master Servicer and the Servicers, as of the Closing Date:

                  (i)      The  Trustee  is  a  national  banking  association  duly  organized,   validly
         existing,  and in good  standing  under the federal  laws of the United  States of  America.  The

                                                    48

         Trustee  has power and  authority  to  execute  and  deliver  this  Agreement  and to  perform in accordance  herewith;  the execution,  delivery and performance of this Agreement  (including all instruments  of  transfer to be  delivered  pursuant  to this  Agreement)  by the Trustee and the consummation  of the  transactions  contemplated  hereby have been duly and  validly  authorized.
         This Agreement,  assuming due authorization,  execution and delivery by the other parties hereto,
         evidences  the  valid,   binding  and   enforceable   obligation   of  the  Trustee,   except  as
         enforceability  may  be  limited  by  (A)  bankruptcy,  insolvency,  liquidation,   receivership,
         moratorium,  reorganization  or other  similar laws  affecting the  enforcement  of the rights of creditors and (B) general  principles of equity,  whether  enforcement  is sought in a proceeding in equity or at law. All  requisite  corporate  action has been taken by the Trustee to make this
         Agreement valid and binding upon the Trustee in accordance with its terms.

                  (ii)     No consent,  approval,  authorization or order is required for the transactions contemplated by this Agreement from any court,  governmental  agency or body, or federal or state regulatory  authority  having  jurisdiction  over the  Trustee  or, if  required,  such  consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (iii)    The consummation of the transactions  contemplated by this Agreement are in the ordinary  course of  business  of the  Trustee  and will not  result in the breach of any term or provision  of the  charter  or  by-laws  of the  Trustee  or result in the  breach of any term or provision of, or conflict with or  constitute a default  under or result in the  acceleration  of any obligation  under,  any agreement,  indenture or loan or credit agreement or other instrument to which the Trustee or its property is subject,  or result in the  violation  of any law,  rule, regulation, order, judgment or decree to which the Trustee or its property is subject.

                  (iv)     There is no action, suit,  proceeding or investigation  pending or, to the best knowledge of the Trustee,  threatened  against the Trustee which,  either  individually or in the aggregate,  would draw into question the validity of this  Agreement or of any action taken or to be taken in connection with the obligations of the Trustee  contemplated  herein,  or which would materially impair the ability of the Trustee to perform under the terms of this Agreement.

                  Section 2.04      Assignment  of Interest in the  Mortgage  Loan  Purchase  Agreement;
Depositor Representations and Warranties.

                  (a)      The  Depositor  hereby  assigns  to the  Trustee  all of its  right,  title and interest in the Mortgage Loan Purchase  Agreement,  including but not limited to the  representations  and warranties  of the  Seller  set forth in  Section 7  thereof.  The  obligations  of the  Seller  under the
Mortgage Loan Purchase Agreement to substitute or repurchase,  as applicable,  a Mortgage Loan as to which
a  representation   set  forth  in  Section  7  thereof  is  breached  shall  be  the  Trustee's  and  the
Certificateholders'  sole remedy for such breach.  At the request of the  Certificate  Administrator,  the
Depositor shall take such actions as may be necessary to enable the Certificate  Administrator  to enforce such  representations  and the  obligations  of the Seller with  respect  thereto and shall  execute  such

                                                    49

further  documents  as the  Certificate  Administrator  may  reasonably  require  in order to  enable  the
Certificate Administrator to carry out such enforcement.

                  (b)      If the  Depositor,  the  Certificate  Administrator,  the  Master  Servicer,  a
Servicer,  or the Trustee  discovers a breach of any of the  representations  and  warranties set forth in the Mortgage Loan  Purchase  Agreement,  which breach  materially  and adversely  affects the value of the interests of  Certificateholders  or the Trustee in the related  Mortgage Loan, the party  discovering the breach shall give prompt  written  notice of the breach to the other parties and the Seller.  Upon receipt by the  Custodian  of a Request  for  Release  and by the  Custodian  or the  applicable  Servicer  of the applicable  Substitute  Mortgage Loans,  Repurchase  Prices, or Substitution  Adjustment  Amounts (as such terms are defined in the Mortgage  Loan  Purchase  Agreement)  from the Seller as provided in the Mortgage
Loan  Purchase  Agreement,  the  Custodian  and the  applicable  Servicer  shall notify the  Trustee,  the
Custodian  shall  release to the Seller the  related  Mortgage  File,  and the Trustee  shall  execute and deliver all  instruments  of transfer  or  assignment  furnished  to it by the Seller,  without  recourse, representation  or warranty,  as are necessary to transfer to the Seller the Mortgage Loan or any property acquired  with respect  thereto.  The related  Servicer  shall amend the Mortgage Loan Schedule to reflect such  repurchase.  The  Custodian  shall also  amend its  records to  reflect  such  repurchase  and shall promptly  notify the Trustee,  the Master Servicer and the  Certificate  Administrator  of such amendment.
If the Seller  delivers a Substitute  Mortgage Loan, the Custodian shall examine the Mortgage File for any
Substitute Mortgage Loan in the manner set forth in Section 2.02(a).

                  (c)      The  Depositor  makes  the  following  representations  and  warranties  to the parties  hereto as to the Mortgage  Loans on which the Trustee is deemed to have relied in  acquiring  the
Mortgage  Loans.  Such  representations  and  warranties  speak as of the Closing Date,  but shall survive until the termination of this Agreement.  Such  representations  and warranties shall not be waived by any of the parties to this Agreement:

                  (i)      This Agreement creates a valid and continuing  security interest (as defined in the Uniform  Commercial Code as in force in the relevant  jurisdiction)  in the Mortgage Loans in favor of the Trustee,  which  security  interest is prior to all other liens,  and is enforceable as such as against creditors of and purchasers from the Depositor.

                  (ii)     The Mortgage Loans constitute  "instruments"  within the meaning of the Uniform
         Commercial Code as in force in the relevant jurisdiction.

                  (iii)    The  Depositor  owns and has good and  marketable  title to the Mortgage  Loans free and clear of any lien, claim or encumbrance of any Person.

                  (iv)     The Depositor has received all consents and approvals  required by the terms of the Mortgage Loans to the sale of the Mortgage Loans hereunder to the Trustee.

                  (v)      The  Depositor has caused or will have caused,  within ten days,  the filing of
         all   appropriate   financing   statements  in  the  proper  filing  office  in  the  appropriate jurisdictions  under  applicable  law in order to perfect the  security  interest in the Mortgage
         Loans granted to the Trustee hereunder.

                                                    50

                  (vi)     Other than the  security  interest  granted  to the  Trustee  pursuant  to this
         Agreement,  the Depositor has not pledged,  assigned,  sold,  granted a security  interest in, or otherwise  conveyed any of the Mortgage  Loans.  The Depositor has not  authorized  the filing of and is not aware of any financing  statements  against the  Depositor  that include a description of  collateral  covering the Mortgage  Loans other than any financing  statement  relating to the security  interest granted to the Trustee  hereunder or that has been  terminated.  Debtor is not aware of any judgment or tax lien filings against it.

                  (vii)    The Custodian has in its possession  all original  copies of the Mortgage Notes that  constitute or evidence the Mortgage  Loans.  The Mortgage Notes that constitute or evidence the Mortgage  Loans do not have any marks or notations  indicating  that they have been  pledged, assigned or otherwise  conveyed to any Person other than the Trustee.  All  financing  statements filed or to be filed  against  the  Depositor  in favor of the  Trustee  in  connection  herewith describing  the Mortgage  Loans  contain a statement to the following  effect:  "A purchase of or security  interest in any  collateral  described  in this  financing  statement  will violate the rights of the  secured  party as more  fully  described  in,  and  subject  to the terms of,  the related transaction documents."

                  (d)      The Depositor  hereby  covenants to maintain the perfection and priority of the security interest of the Trustee created by this Agreement.

                  Section 2.05      Intent of Parties and Protection of Title.

                  (a)      It is the express  intent of the Depositor and the Trustee that the transfer of the Mortgage  Loans by the Depositor to the Trustee  pursuant to Section  2.01(a) be, and be construed as, an absolute  sale of the  Mortgage  Loans.  It is,  further,  not the  intention of such parties that such transfer  be deemed  the grant of a  security  interest  in the  Mortgage  Loans by the  Depositor  to the
Trustee  to  secure  a  debt  or  other  obligation  of  the  Depositor.   However,  in  the  event  that,
notwithstanding  the  intent  of the  parties,  the  Mortgage  Loans  are held to be the  property  of the
Depositor,  or if for any other reason this  Agreement is held or deemed to create a security  interest in the Mortgage Loans, then: (1) this Agreement shall constitute a security  agreement,  and (2) the transfer of the Mortgage  Loans  provided for in Section  2.01(a) shall be deemed to be a grant by the Depositor to the  Trustee  of,  and the  Depositor  hereby  grants to the  Trustee,  to secure  all of the  Depositor's obligations hereunder,  a security interest in all of the Depositor's right, title, and interest,  whether now owned or hereafter  acquired,  in and to (i) the Mortgage  Loans,  (ii) all accounts,  chattel  paper,
deposit   accounts,   documents,   general   intangibles,   goods,   instruments,   investment   property,
letter-of-credit  rights,  letters of credit,  money,  and oil, gas, and other  minerals,  consisting  of, arising from, or relating to, any of the foregoing; and (iii) all proceeds of the foregoing.

                  (b)      The Depositor  shall file such financing  statements,  and the  Depositor,  the
Servicers,  and the Trustee (or the Certificate  Administrator  on behalf of the Trustee) at the direction of the Depositor  shall, to the extent  consistent with this Agreement,  take such other actions as may be necessary  to ensure  that,  if this  Agreement  were found to create a security  interest in the Mortgage
Loans,  such security  interest would be a perfected  security interest of first priority under applicable law and will be maintained as such  throughout  the term of the  Agreement.  In connection  herewith,  the

                                                    51

Trustee  shall have all of the rights and remedies of a secured  party under the Uniform  Commercial  Code as in force in the relevant jurisdiction.

                  (c)      It is the  express  intent  of the  parties  hereto  that the  transfer  of the
Uncertificated  Lower-Tier  Regular  Interests by the Depositor to the Trustee  pursuant to this Agreement be, and be construed as, an absolute  sale of the  Uncertificated  Lower-Tier  Regular  Interests.  It is,
further,  not the intention of the parties that such  transfer be deemed the grant of a security  interest in the  Uncertificated  Lower-Tier  Regular  Interests by the Depositor to the Trustee to secure a debt or other  obligation  of the  Depositor.  However,  in the  event  that,  notwithstanding  the  intent of the parties,  the  Uncertificated  Lower-Tier  Regular Interests are held to be the property of the Depositor, or if for any  other  reason  this  Agreement  is held or  deemed to  create a  security  interest  in the
Uncertificated  Lower-Tier  Regular  Interests,  then:  (1) this  Agreement  shall  constitute  a security agreement,  and (2) the transfer of the  Uncertificated  Lower-Tier Regular Interests provided for in this
Agreement  shall be deemed to be a grant by the  Depositor  to the  Trustee of, and the  Depositor  hereby grants to the Trustee,  to secure all of the Depositor's  obligations  hereunder,  a security  interest in all of the Depositor's  right,  title, and interest,  whether now owned or hereafter  acquired,  in and to
(i) the Uncertificated  Lower-Tier Regular Interests,  including all rights represented  thereby in and to the  Mortgage  Loans and the  proceeds  thereof,  (ii) all  accounts,  chattel  paper,  deposit  accounts,
documents,  general  intangibles,  goods,  instruments,   investment  property,  letter-of-credit  rights,
letters of credit,  money, and oil, gas, and other minerals,  consisting of, arising from, or relating to, any of the foregoing; and (iii) all proceeds of the foregoing.

                  (d)      The Depositor  shall file such financing  statements,  and the  Depositor,  the
Servicers,  and the Trustee (or the Certificate  Administrator  on behalf of the Trustee) at the direction of the Depositor  shall, to the extent  consistent with this Agreement,  take such other actions as may be necessary  to  ensure  that,  if  this  Agreement  were  found  to  create  a  security  interest  in  the
Uncertificated  Lower-Tier  Regular  Interests,  such  security  interest  would be a  perfected  security interest of first  priority  under  applicable  law and will be maintained as such  throughout the term of the  Agreement.  In  connection  herewith,  the  Trustee  shall have all of the rights and  remedies  of a secured party under the Uniform Commercial Code as in force in the relevant jurisdiction.

                                                    52

                  Section 2.06      Designation   of  Interests  in  the  REMIC.   The  Depositor   hereby
designates the Classes of Class A Certificates  (other than the Class 1-A-R  Certificates) and the Classes of  Class  B  Certificates  as  classes  of  "regular  interests"  and  Component  II of the  Class  1-A-R
Certificates as the single class of "residual  interest" in the Upper-Tier  REMIC for the purposes of Code
Sections  860G(a)(1)  and  860G(a)(2),   respectively.   The  Depositor  hereby  further  designates  each
Uncertificated  Lower-Tier  Regular  Interest as classes of  "regular  interests"  and  Component I of the
Class 1-A-R  Certificates  as the single class of  "residual  interest"  in the  Lower-Tier  REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

                  Section 2.07      Designation  of Start-up  Day. The Closing  Date is hereby  designated as the "start-up day" of each of the Upper-Tier  REMIC and Lower-Tier  REMIC within the meaning of Section
860G(a)(9) of the Code.

                  Section 2.08      REMIC  Certificate  Maturity  Date.  Solely for purposes of satisfying
Section  1.860G-1(a)(4)(iii)  of the Treasury  Regulations,  the "latest  possible  maturity  date" of the regular  interests in the Upper-Tier REMIC and Lower-Tier  REMIC is March 1, 2037 (the "REMIC  Certificate
Maturity Date").

                  Section 2.09      Receipt of Trust Estate;  Execution and Delivery of Certificates.  The
Trustee  acknowledges  the issuance of and hereby  declares  that it holds the  Uncertificated  Lower-Tier
Regular Interests on behalf of the Upper-Tier REMIC and the  Certificateholders,  and acknowledges receipt of the Mortgage Loans and  Uncertificated  Lower-Tier  Regular  Interests,  together with all other assets included in the definition of "Trust  Estate." The  Certificate  Administrator  has executed and delivered to or upon the order of the Depositor  Certificates in authorized  denominations which,  together with the
Uncertificated Lower-Tier Regular Interests, evidence ownership of the entire Trust Estate.

                                                    53

                                               ARTICLE III

                                       ADMINISTRATION AND SERVICING
                                            OF MORTGAGE LOANS

                  Section 3.01      Servicers  to  Service  Mortgage  Loans.  For  and  on  behalf  of the
Certificateholders,  National City (or any successor  Servicer  thereto)  shall service and administer the
National  City  Mortgage  Loans,  Fifth  Third (or any  successor  Servicer  thereto)  shall  service  and administer  the Fifth Third Mortgage  Loans,  SunTrust (or any successor  Servicer  thereto) shall service and administer the SunTrust  Mortgage  Loans,  and Wells Fargo (or any successor  Servicer  thereto) shall service and administer the Wells Fargo Mortgage  Loans,  in each case in accordance with the terms of this
Agreement,  the Customary Servicing Procedures  applicable to such Servicer,  all applicable  requirements of the Servicing  Criteria,  applicable law and the terms of the related Mortgage Notes and Mortgages.  In connection  with such  servicing and  administration,  each Servicer  shall have full power and authority, acting alone and/or  through  Subservicers  as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection  with such  servicing and  administration including,  but not limited to, the power and authority,  subject to the terms hereof,  (a) to execute and deliver,  on behalf of the  Certificateholders  and the Trustee,  customary  consents or waivers and other instruments and documents,  (b) to consent,  with respect to the Mortgage Loans it services,  to transfers of any Mortgaged  Property and  assumptions of the Mortgage  Notes and related  Mortgages (but only in the manner provided in this Agreement),  (c) to collect any Insurance Proceeds and other Liquidation  Proceeds relating to the Mortgage Loans it services,  and (d) to effectuate  foreclosure or other conversion of the ownership  of the  Mortgaged  Property  securing  any  Mortgage  Loan it  services.  Each  Servicer  shall represent  and protect the  interests of the Trust in the same manner as it protects its own  interests in mortgage loans in its own portfolio in any claim,  proceeding or litigation  regarding a Mortgage Loan and shall not make or permit any  modification,  waiver or amendment of any term of any Mortgage Loan,  except as provided  pursuant to Section 3.21.  Without  limiting the generality of the foregoing,  each Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee,  is hereby  authorized and  empowered by the  Depositor and the Trustee,  when the Servicer or any  Subservicer,  as the case may be,  believes  it  appropriate  in its  reasonable  judgment,  to execute  and  deliver,  on behalf of the
Trustee,  the Depositor,  the  Certificateholders  or any of them, any and all instruments of satisfaction or cancellation,  or of partial or full release or discharge,  and all other comparable instruments,  with respect to the Mortgage Loans it services,  and with respect to the related Mortgaged  Properties held for the benefit of the  Certificateholders.  Each Servicer  shall prepare and deliver to the Depositor  and/or the Trustee such  documents  requiring  execution  and delivery by any or all of them as are  necessary or appropriate  to enable such  Servicer  to service and  administer  the  Mortgage  Loans it services to the extent  that such  Servicer  is not  permitted  to execute  and  deliver  such  documents  pursuant to the preceding  sentence.  Upon  receipt  of such  documents,  the  Depositor  and/or  the  Trustee,  upon  the direction of such Servicer, shall promptly execute such documents and deliver them to such Servicer.

                  In  accordance  with the  standards of the  preceding  paragraph,  each  Servicer  shall advance or cause to be advanced  funds as necessary  for the purpose of effecting the payment of taxes and assessments  on the  Mortgaged  Properties  relating to the Mortgage  Loans it services,  which  Servicing
Advances  shall be  reimbursable  in the first  instance  from  related  collections  from the  Mortgagors

                                                    54

pursuant  to Section  3.09,  and further as provided in Section  3.11.  The costs,  if any,  incurred by a
Servicer in  effecting  the timely  payments of taxes and  assessments  on the  Mortgaged  Properties  and related  insurance  premiums  shall not,  for the  purpose of  calculating  monthly  distributions  to the
Certificateholders,   be  added  to  the  Stated  Principal   Balances  of  the  related  Mortgage  Loans,
notwithstanding  that the terms of such  Mortgage  Loans so  permit.  However,  advances  for taxes may be capitalized in accordance with a loan modification pursuant to Section 3.21.

                  The  relationship  of each  Servicer  (and of any successor to such Servicer as servicer under this Agreement) to the Trustee,  the Master  Servicer,  the  Certificateholders  and the Certificate
Administrator  under this  Agreement  is intended by the parties to be that of an  independent  contractor and not that of a joint  venturer,  partner  or agent.  In the  event of any  conflict,  inconsistency  or discrepancy  between  any  servicing  provision  of this  Agreement  and any  servicing  provision  of any servicing  agreement  between the Seller and any Servicer,  the provisions of this Agreement shall control and be binding upon the Seller and such Servicer.

                  Section 3.02      Subservicing  and  Subcontracting;  Enforcement of the Obligations of
Servicers.

                  (a)      Each  Servicer  may  arrange  for  the  subservicing  of any  Mortgage  Loan it
services  by  a  Subservicer  pursuant  to  a  Subservicing  Agreement;   provided,   however,  that  such
subservicing  arrangement  and the  terms of the  related  Subservicing  Agreement  must  provide  for the servicing of such  Mortgage  Loan in a manner  consistent  with the  servicing  arrangements  contemplated hereunder.  Notwithstanding  the provisions of any Subservicing  Agreement,  any of the provisions of this
Agreement  relating to agreements  or  arrangements  between a Servicer and a Subservicer  or reference to actions taken through a Subservicer or otherwise,  the related  Servicer shall remain obligated and liable to the  Depositor,  the Trustee and the  Certificateholders  for the servicing and  administration  of the
Mortgage  Loans it services in accordance  with the  provisions of this  Agreement  without  diminution of such  obligation or liability by virtue of such  Subservicing  Agreements or  arrangements or by virtue of indemnification  from the  Subservicer  and to the same extent and under the same terms and  conditions as if such  Servicer  alone were  servicing  and  administering  those  Mortgage  Loans.  All actions of each
Subservicer  performed pursuant to the related  Subservicing  Agreement shall be performed as agent of the related Servicer with the same force and effect as if performed directly by such Servicer.

                  (b)      For purposes of this Agreement,  each Servicer shall be deemed to have received any  collections,  recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to such Servicer.

                  (c)      As part of its servicing activities hereunder,  each Servicer,  for the benefit of the  Trustee  and the  Certificateholders,  shall  use its  best  reasonable  efforts  to  enforce  the obligations of each  Subservicer  engaged by such Servicer under the related  Subservicing  Agreement,  to the extent that the  non-performance  of any such obligation would have a material and adverse effect on a
Mortgage  Loan.  Such  enforcement,  including,  without  limitation,  the legal  prosecution  of  claims, termination of Subservicing  Agreements and the pursuit of other  appropriate  remedies,  shall be in such form and  carried  out to such an extent and at such time as such  Servicer,  in its good  faith  business

                                                    55

judgment,  would require were it the owner of the related  Mortgage  Loans.  Such  Servicer  shall pay the costs of such  enforcement  at its own expense,  and shall be reimbursed  therefor only (i) from a general recovery  resulting from such  enforcement to the extent,  if any, that such recovery  exceeds all amounts due in  respect of the  related  Mortgage  Loan or (ii) from a specific  recovery  of costs,  expenses  or attorneys fees against the party against whom such enforcement is directed.

                  (d)      Any  Subservicing  Agreement  entered into by a Servicer  shall provide that it may be assumed or terminated by the Master  Servicer,  if the Master  Servicer has assumed the duties of a
Servicer,  or any  successor  Servicer,  at the Master  Servicer's  or  successor  Servicer's  option,  as applicable,  without  cost or  obligation  to the  assuming or  terminating  party or the Trust,  upon the assumption  by such party of the  obligations  of the Servicer  pursuant to Section  8.05.  Each  Servicer shall be solely  responsible  for any fees and expenses  payable to any Subservicer in connection with the assumption or termination of any Subservicing Agreement.

                  Any  Subservicing  Agreement,  and any other  transactions  or services  relating to the
Mortgage  Loans  involving a  Subservicer,  shall be deemed to be between the  related  Servicer  and such
Subservicer  alone,  and  the  Trustee,  the  Master  Servicer,  the  Certificate  Administrator  and  the
Certificateholders  shall  not be  deemed  parties  thereto  and  shall  have no  obligations,  duties  or liabilities to or with respect to the Subservicer or its officers,  directors or employees,  except as set forth in Section 3.01.

                  (e)      A  Servicer   shall  not  permit  a   Subservicer   to  perform  any  servicing
responsibilities  hereunder  with respect to the Mortgage  Loans unless that  Subservicer  first agrees in writing with such Servicer to deliver:

                           (i)      an Item 1123 Certficate,  an Assessment of Compliance, an Accountant's
         Attestation  and a Back-Up  Certification  in such  manner and at such times  that  permits  that
         Servicer to comply with Sections 12.06,  12.07, 12.08 and 12.09 of this Agreement,  respectively;
         and

                           (ii)     a  description  of (A)  any  litigation  or  governmental  proceedings pending against such  Subservicer that are material to  Certificateholders,  (B) any affiliations
         or  relationships  between  such  Subservicer  and  any  Servicer,   the  Master  Servicer,   the
         Certificate  Administrator,  the Custodian or the Trustee, and (C) any litigation or affiliations described in clauses (A) or (B) above,  respectively,  that occur or arise after such Subservicer agrees to perform  any  servicing  responsibilities  hereunder.  Each such  description  shall be delivered  to the related  Servicer in such manner and at such times that permits the Servicer to comply with Sections 12.02 and 12.04 of this Agreement.

                  (f)      A  Servicer  shall  not  outsource  one or more  separate  servicing  functions hereunder with respect to the Mortgage Loans to any Subcontractor  unless that Subcontractor  first agrees in writing with such Servicer to deliver an Assessment of Compliance  and an  Accountant's  Attestation in
such manner and at such times that permits that Servicer to comply with  Sections  12.07 and 12.08 of this
Agreement.

                                                    56

                  Section 3.03      Fidelity Bond; Errors and Omissions Insurance.

                  Each Servicer shall maintain,  at its own expense,  and provide  evidence thereof to the
Master Servicer upon request, a blanket fidelity bond and an errors and omissions  insurance policy,  with broad coverage on all officers,  employees or other persons acting in any capacity  requiring such persons to handle funds,  money,  documents or papers  relating to the Mortgage Loans it services.  These policies must insure the related  Servicer  against losses resulting from dishonest or fraudulent acts committed by such Servicer's  personnel,  any employees of outside firms that provide data processing services for such
Servicer,  and  temporary  contract  employees or student  interns.  Such fidelity bond shall also protect and insure such Servicer  against  losses in  connection  with the release or  satisfaction  of a Mortgage
Loan without having obtained  payment in full of the indebtedness  secured  thereby.  No provision of this
Section 3.03 requiring such fidelity bond and errors and omissions  insurance  shall diminish or relieve a
Servicer from its duties and  obligations as set forth in this Agreement.  The minimum  coverage under any such bond and insurance  policy shall be at least equal to the  corresponding  amounts required by FNMA in the FNMA  Servicing  Guide or by FHLMC in the FHLMC  Sellers' & Servicers'  Guide,  as amended or restated
from time to time,  or in an amount as may be  permitted  to the  Servicer  by  express  waiver of FNMA or
FHLMC.

                  The Master Servicer shall maintain,  at its own expense,  a blanket fidelity bond and an errors and  omissions  insurance  policy,  affording  coverage  with respect to all  directors,  officers, employees and other Persons acting on the Master Servicer's  behalf,  and covering errors and omissions in the  performance  of the Master  Servicer's  obligations  hereunder.  The errors and  omissions  insurance policy and the fidelity bond shall be in such form and amount  generally  acceptable for entities  serving as master servicers.

                  Section 3.04      Access to Certain Documentation.

                  The  Master  Servicer  and each  Servicer  shall  provide to the OTS and the FDIC and to comparable regulatory  authorities  supervising Holders of Subordinate  Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities,  access to the documentation  required by applicable  regulations of the OTS and the FDIC with respect to the Mortgage  Loans.  Such access shall be  afforded  without  charge,  but only upon  reasonable  and prior  written  request  and during  normal business  hours at the  offices  designated  by the Master  Servicer  and each  Servicer.  Nothing in this
Section 3.04 shall limit the  obligation  of the Master  Servicer or a Servicer to observe any  applicable law,  and the  failure of the Master  Servicer  or such  Servicer  to provide  access as  provided in this
Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

                  Section 3.05      Maintenance of Primary Insurance Policy; Claims.

                  With respect to each  Mortgage Loan which was covered by a Primary  Insurance  Policy on the Cut-off  Date,  or the date that such  Mortgage  Loan is  transferred  to the  Trustee,  the  Servicer servicing  such  Mortgage  Loan  shall,  without  any cost to the  Trust  Estate,  maintain  or cause  the
Mortgagor to maintain in full force and effect a Primary  Insurance  Policy  insuring  that portion of the
Mortgage Loan in excess of a percentage  in conformity  with FNMA  requirements.  Each Servicer  shall pay

                                                    57

or  shall  cause  the  Mortgagor  to pay the  premium  thereon  on a timely  basis,  at  least  until  the
Loan-to-Value  Ratio of such Mortgage Loan is reduced to 80% or such other  Loan-to-Value  Ratio as may be required by law. If such Primary  Insurance  Policy is terminated,  the related Servicer shall obtain from another insurer a comparable  replacement  policy,  with a total coverage equal to the remaining  coverage of such terminated  Primary Insurance  Policy.  If the insurer shall cease to be an insurer  acceptable to
FNMA,  such Servicer  shall notify the Trustee in writing,  it being  understood  that such Servicer shall not have any  responsibility  or liability for any failure to recover under the Primary  Insurance  Policy for such reason.  If the related Servicer  determines that recoveries  under the Primary  Insurance Policy are  jeopardized  by the  financial  condition of the  insurer,  such  Servicer  shall obtain from another insurer which meets the  requirements  of this Section 3.05 a replacement  insurance  policy.  No Servicer shall take any action that would result in noncoverage  under any applicable  Primary  Insurance Policy of any loss that,  but for the  actions of the  related  Servicer,  would have been  covered  thereunder.  In connection with any assumption or substitution  agreement,  the related Servicer shall promptly notify the insurer  under the related  Primary  Insurance  Policy,  if any, of such  assumption  or  substitution  of liability in accordance with the terms of such Primary  Insurance  Policy and shall take all actions which may be required  by such  insurer as a  condition  to the  continuation  of  coverage  under such  Primary
Insurance  Policy.  If such Primary  Insurance  Policy is  terminated  as a result of such  assumption  or substitution of liability,  such Servicer shall obtain a replacement  Primary Insurance Policy as provided above.

                  In  connection  with its  activities as servicer,  each  Servicer  agrees to prepare and present,  on behalf of itself, the Trustee,  and the  Certificateholders,  claims to the insurer under any
Primary  Insurance  Policy in a timely  fashion in  accordance  with the terms of such  Primary  Insurance
Policy and,  in this  regard,  to take such  action as shall be  necessary  to permit  recovery  under any
Primary  Insurance Policy  respecting a Defaulted  Mortgage Loan.  Pursuant to Section  3.08(b)(iii),  any
amounts  collected  by a Servicer  under any Primary  Insurance  Policy  shall be deposited in the related
Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11.

                  Each  Servicer  will  comply with all  provisions  of  applicable  state and federal law relating to the  cancellation of, or collection of premiums with respect to, Primary  Insurance  Policies, including,  but not  limited  to,  the  provisions  of the  Homeowners  Protection  Act of  1998,  and all
regulations promulgated thereunder, as amended from time to time.

                  Section 3.06      Rights of the Depositor and Others in Respect of the Servicers.

                  The Depositor may, but is not obligated to, enforce the  obligations of either  Servicer hereunder  and may,  but is not  obligated  to,  perform,  or cause a designee to perform,  any  defaulted obligation of a Servicer  hereunder and in connection  with any such defaulted  obligation to exercise the related  rights of a  Servicer  hereunder;  provided  that no  Servicer  shall be  relieved  of any of its obligations  hereunder  by  virtue of such  performance  by the  Depositor  or its  designee.  None of the
Trustee,   the  Certificate   Administrator,   the  Master  Servicer  or  the  Depositor  shall  have  any responsibility  or  liability  for any  action or  failure  to act by a  Servicer,  and the  Trustee,  the
Certificate  Administrator  and the  Depositor  shall not be obligated to supervise the  performance  of a
Servicer hereunder or otherwise.

                                                    58

                  Any  Subservicing  Agreement that may be entered into and any  transactions  or services relating to the  Mortgage  Loans  involving a  Subservicer  in its  capacity as such shall be deemed to be between the Subservicer and the related  Servicer alone, and the Trustee,  the Certificate  Administrator, the  Master  Servicer  and  Certificateholders  shall  not be deemed  parties  thereto  and shall  have no obligations,  duties or  liabilities  with  respect  to the  Subservicer.  Each  Servicer  shall be solely liable for all fees owed by it to any  Subservicer,  irrespective of whether such Servicer's  compensation pursuant to this Agreement is sufficient to pay such fees.

                  Section 3.07      [Reserved].

                  Section 3.08      Collection of Mortgage Loan Payments;  Servicer Custodial  Accounts;
Collection Account; Certificate Account; and Upper-Tier Certificate Account.

                  (a)      Each Servicer will proceed  diligently,  in accordance with this Agreement,  to collect all payments due under each of the Mortgage  Loans it services  when the same shall become due and payable.  Further,  each Servicer will in accordance  with all  applicable  law, the terms of the Mortgage
Loans, and Customary Servicing  Procedures  applicable thereto ascertain and estimate taxes,  assessments, fire and hazard  insurance  premiums,  mortgage  insurance  premiums and all other charges with respect to the Mortgage Loans it services  that, as provided in any Mortgage,  will become due and payable to the end that the  installments  payable by the Mortgagors  will be sufficient to pay such charges as and when they become due and payable.  Consistent  with the  foregoing,  each Servicer may in its  discretion  (i) waive any late payment charge or any  prepayment  charge or penalty  interest in connection  with the prepayment of a Mortgage  Loan it services and (ii) extend the due dates for  payments  due on a Mortgage  Note for a period not greater than 120 days;  provided,  however,  that such  Servicer  cannot extend the maturity of any such  Mortgage Loan past the date on which the final  payment is due on the latest  maturing  Mortgage
Loan as of the Cut-Off  Date.  In the event of any such  arrangement,  such  Servicer  shall make Periodic
Advances on the  related  Mortgage  Loan in  accordance  with the  provisions  of Section  3.20 during the scheduled period in accordance with the amortization  schedule of such Mortgage Loan without  modification thereof  by  reason  of  such  arrangements.  No  Servicer  shall  be  required  to  institute  or join in litigation  with  respect to  collection  of any  payment  (whether  under a  Mortgage,  Mortgage  Note or otherwise or against any public or  governmental  authority with respect to a taking or  condemnation)  if it reasonably  believes  that  enforcing  the  provision of the Mortgage or other  instrument  pursuant to which such payment is required is prohibited by applicable law.

                  (b)      Each Servicer shall establish and maintain a Servicer Custodial  Account.  Each
Servicer shall deposit or cause to be deposited into the related Servicer  Custodial  Account,  within two
(2) Business Days of receipt,  except as otherwise  specifically  provided herein,  the following payments and  collections  remitted by the  related  Subservicers  or  received by such  Servicer in respect of the
Mortgage  Loans it services  subsequent  to the  Cut-Off  Date  (other  than in respect of  principal  and interest due on the Mortgage  Loans on or before the Cut-Off Date) and the following  amounts  required to be deposited hereunder with respect to the Mortgage Loans it services:

                  (i)      all  payments  on  account  of  principal  of  the  Mortgage  Loans,  including
         Principal Prepayments;

                                                    59

                  (ii)     all  payments  on  account  of  interest  on  the  Mortgage  Loans,  net of the
         Servicing Fee;

                  (iii)    (A)      all Insurance Proceeds and Liquidation Proceeds,  other than Insurance
         Proceeds to be (1) applied to the restoration or repair of the Mortgaged  Property,  (2) released to the Mortgagor in accordance  with Customary  Servicing  Procedures,  the terms of the Mortgage
         Loan,  or  applicable  law or  (3) required  to be  deposited  to an Escrow  Account  pursuant to
         Section  3.09(a) and (B) any  Insurance  Proceeds  released  from an Escrow  Account  pursuant to
         Section 3.09(b)(iv);

                  (iv)     any amount  required  to be  deposited  by such  Servicer  pursuant  to Section
         3.08(d) in  connection  with any losses on  Permitted  Investments  with  respect to the  related
         Servicer Custodial Account;

                  (v)      any amounts required to be deposited by such Servicer pursuant to Section 3.14;

                  (vi)     all Repurchase Prices,  all Substitution  Adjustment Amounts and all Subsequent
         Recoveries received by such Servicer;

                  (vii)    Periodic  Advances  made by such  Servicer  pursuant  to  Section  3.20 and any payments of Compensating Interest; and

                  (viii)   any other amounts required to be deposited hereunder.

                  The foregoing  requirements for deposits to a Servicer  Custodial Account by the related
Servicer shall be exclusive,  it being understood and agreed that,  without limiting the generality of the foregoing,  payments in the nature of prepayment  penalties,  late payment charges or assumption  fees, if collected,  need not be deposited by such Servicer.  If a Servicer  shall deposit in the related  Servicer
Custodial  Account any amount not  required  to be  deposited,  it may at any time  withdraw or direct the institution  maintaining  such  Servicer  Custodial  Account to withdraw  such  amount from such  Servicer
Custodial  Account,  any provision herein to the contrary  notwithstanding.  A Servicer  Custodial Account may contain  funds that belong to one or more trust funds created for mortgage  pass-through  certificates of other  series and may contain  other funds  respecting  payments on mortgage  loans  belonging  to such
Servicer or serviced by such Servicer on behalf of others;  provided that such  commingling of funds shall not be permitted  at any time during  which (i) Fitch's  senior  long-term  unsecured  debt rating of such
Servicer is below "A" or (ii) Fitch's  short-term  rating of such Servicer is below "F1."  Notwithstanding such commingling of funds,  each Servicer shall keep records that accurately  reflect the funds on deposit in the related  Servicer  Custodial  Account that have been identified by it as being  attributable to the
Mortgage  Loans  it  services.  Each  Servicer  shall  maintain  adequate  records  with  respect  to  all withdrawals  made  pursuant  to this  Section  3.08.  All funds  required  to be  deposited  in a Servicer
Custodial  Account shall be held in trust for the  Certificateholders  until  withdrawn in accordance with
Section 3.11.

                  (c)      [Reserved].

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                  (d)      Each  institution  at which a Servicer  Custodial  Account is maintained  shall invest the funds therein as directed in writing by the related  Servicer in Permitted  Investments,  which shall mature not later than the Business Day next  preceding the related  Remittance  Date (except that if such Permitted  Investment is an obligation of the  institution  that  maintains  such account,  then such
Permitted  Investment  shall  mature  not  later  than  such  Remittance  Date),  and shall not be sold or disposed  of  prior  to its  maturity.  All such  Permitted  Investments  shall be made in the name of the
Trustee,  for the  benefit  of the  Certificateholders.  All income or gain (net of any  losses)  realized from any such investment of funds on deposit in a Servicer  Custodial  Account shall be for the benefit of the related  Servicer as servicing  compensation  and shall be retained by it monthly as provided  herein.
The  amount of any losses  realized  in a Servicer  Custodial  Account in respect of any such  investments shall promptly be deposited by the related Servicer in such Servicer Custodial Account.

                  (e)      Each  Servicer  shall give prior notice to the Master  Servicer of any proposed change of the  location of the  related  Servicer  Custodial  Account  maintained  by such  Servicer.  The creation of a Servicer  Custodial Account shall be evidenced by a certification  substantially in the form of Exhibit F hereto.  A copy of such certification shall be furnished to the Master Servicer.

                  (f)      The Master  Servicer  shall  establish and maintain in the name of the Trustee, for the  benefit of the  Certificateholders,  the  Collection  Account as a  segregated  trust  account or accounts.  The Collection  Account shall be an Eligible  Account.  The Master Servicer will deposit in the
Collection  Account,  as identified  by the Master  Servicer and as received by the Master  Servicer,  the following amounts:

                           (i)      Any amounts withdrawn from a Servicer Custodial Account;

                           (ii)     Any Periodic  Advances made by the Master Servicer pursuant to Section
         3.20 and any payments of Compensating Interest;

                           (iii)    Any  Insurance  Proceeds  or  Liquidation   Proceeds  which  were  not
         deposited in a Servicer Custodial Account;

                           (iv)     The Repurchase  Price with respect to any Mortgage Loans  purchased by the Seller  pursuant to the Mortgage  Loan  Purchase  Agreement or by the  Depositor  pursuant to
         Sections  2.02  or 2.04  hereof  and  Substitution  Adjustment  Amounts  received  by the  Master
         Servicer,  any and all proceeds of any Mortgage Loans or property  acquired with respect  thereto repurchased by U.S. Bank pursuant to Section 10.01;

                           (v)      Any  amounts  required  to be  deposited  with  respect  to  losses on investments of deposits in the Collection Account; and

                           (vi)     Any other amounts  received by or on behalf of the Master Servicer and required to be deposited in the Collection Account pursuant to this Agreement.

                  (g)      The  Collection  Account  may  contain  funds that  belong to one or more trust funds  created  for  mortgage  pass-through  certificates  of other  series and may  contain  other  funds respecting  payments  on  mortgage  loans  belonging  to the Master  Servicer  or  serviced  by the Master

                                                    61

Servicer on behalf of others;  provided that such  commingling of funds shall not be permitted at any time during which Fitch's senior  long-term  unsecured debt rating of the Master  Servicer is below "A" or (ii)
Fitch's  short-term  rating of the Master  Servicer is below "F1."  Notwithstanding  such  commingling  of funds,  the Master  Servicer  shall  keep  records  that  accurately  reflect  the funds on deposit in the
Collection  Account that have been identified by it as being  attributable to the amounts deposited to the
Collection  Account pursuant to this Agreement.  The Master Servicer shall maintain  adequate records with respect to all  withdrawals  made  pursuant to this Section  3.08.  All funds  required to be deposited in the Collection  Account shall be held in trust for the  Certificateholders  until  withdrawn in accordance with Section 3.11.

                  (h)      The  Collection  Account  shall be held by the Master  Servicer.  The amount at any time credited to the Collection  Account may remain uninvested or may be invested,  in the name of the
Trustee,  for the benefit of the  Certificateholders,  in Permitted  Investments as directed by the Master
Servicer.  All  Permitted  Investments  shall  mature or be  subject to  redemption  or  withdrawal  on or before,  and shall be held  until,  (i) the next  succeeding  Distribution  Date if the  obligor  for such
Permitted  Investment is the institution  acting as Master  Servicer or if such Permitted  Investment is a money market  mutual fund the advisor of which is the Master  Servicer or an Affiliate  thereof or (ii) if such obligor is any other Person,  the Business Day preceding such  Distribution  Date. All income or gain
(net of any  losses)  realized  from any such  investment  of funds on deposit in the  Collection  Account shall be for the benefit of the Master  Servicer as master  servicing  compensation  and shall be retained by it  monthly  as  provided  herein.  The  amount of any losses  realized  in the  Collection  Account in respect of any such  investments  shall  promptly be  deposited by the Master  Servicer in the  Collection
Account.

                  (i)      The Certificate  Administrator  shall establish and maintain in the name of the
Trustee,  for the  benefit  of the  Certificateholders,  the  Certificate  Account as a  segregated  trust
account  or  accounts.   The  Certificate   Account  shall  be  an  Eligible   Account.   The  Certificate
Administrator  will deposit in the Certificate  Account,  as identified by the  Certificate  Administrator and as received by the Certificate Administrator, the following amounts:

                           (i)      Any amounts withdrawn from the Collection  Account pursuant to Section
         3.11(b)(vii);

                           (ii)     Any  amounts  required  to be  deposited  with  respect  to  losses on investments of deposits in the Certificate Account; and

                           (iii)    Any  other  amounts  received  by  or on  behalf  of  the  Certificate
         Administrator  and  required  to be  deposited  in  the  Certificate  Account  pursuant  to  this
         Agreement.

                  (j)      All  amounts  deposited  to  the  Certificate  Account  shall  be  held  by the
Certificate  Administrator  in the name of the Trustee in trust for the benefit of the  Certificateholders in accordance with the terms and provisions of this Agreement.

                  (k)      The  Certificate  Account  shall  constitute  a  trust  account  of  the  Trust segregated on the books of the  Certificate  Administrator  and held by the Certificate  Administrator  in trust in its Corporate Trust Office.  The  Certificate  Account shall be an Eligible  Account.  The amount

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at any time credited to the Certificate  Account may remain uninvested or may be invested,  in the name of the  Trustee,  for the benefit of the  Certificateholders,  in  Permitted  Investments  as directed by the
Certificate  Administrator.  All  Permitted  Investments  shall  mature or be  subject  to  redemption  or withdrawal on or before,  and shall be held until, (i) the Distribution  Date on which such amounts are to withdrawn  and  paid to the  Certificateholders  if the  obligor  for  such  Permitted  Investment  is the institution acting as Certificate  Administrator or if such Permitted  Investment is a money market mutual fund the  advisor  of which is the  Certificate  Administrator  or an  Affiliate  thereof  or (ii) if such obligor is any other Person,  the Business Day preceding such  Distribution  Date. All income or gain (net of any losses)  realized from any such investment of funds on deposit in the Certificate  Account shall be for the benefit of the Certificate  Administrator  as compensation  and shall be retained by it monthly as provided  herein.  The amount of any losses  realized  in the  Certificate  Account in respect of any such investments shall promptly be deposited by the Certificate Administrator in the Certificate Account.

                  (l)      The  Certificate  Administrator  shall  establish  and maintain the  Upper-Tier
Certificate  Account (which may be a sub-account of the Certificate  Account).  On each  Distribution Date
(other  than the  Final  Distribution  Date,  if such  Final  Distribution  Date is in  connection  with a purchase of the assets of the Trust Estate by the Depositor),  the Certificate  Administrator  shall, from funds available on deposit in the Certificate  Account,  deposit, in immediately  available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

                  Section 3.09      Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

                  (a)      To the extent  required  by the  related  Mortgage  Note and not  violative  of current law, each Servicer  shall  segregate  and hold all funds  collected and received  pursuant to each
Mortgage Loan which  constitute  Escrow Payments in trust separate and apart from any of its own funds and general  assets  and  for  such  purpose  shall  establish  and  maintain  one  or  more  escrow  accounts
(collectively,  the "Escrow  Accounts"),  in each case titled  "[Insert  name of  Servicer],  in trust for registered  holders of Wachovia  Mortgage  Loan Trust,  LLC  Mortgage  Pass-Through  Certificates,  Series
2007-A and various  Mortgagors."  Each Escrow  Account  shall be  established  with a  commercial  bank, a savings bank or a savings and loan  association  that meets the  guidelines  set forth by FNMA or FHLMC as an eligible  institution  for escrow  accounts and which is a member of the Automated  Clearing  House. In any case,  each Escrow Account shall be insured by the FDIC to the fullest  extent  permitted by law. Each
Servicer  shall  deposit in the  appropriate  Escrow  Account  within two (2)  Business  Days,  and retain therein:  (i)  all  Escrow  Payments  collected  on  account  of the  Mortgage  Loans,  (ii)  all  amounts representing  proceeds  of any hazard  insurance  policy  which are to be applied  to the  restoration  or repair of any  related  Mortgaged  Property  and (iii) all  amounts  representing  proceeds of any Primary
Insurance  Policy.  Nothing  herein shall  require a Servicer to compel a Mortgagor to establish an Escrow
Account in violation of applicable law or the terms of the related Mortgage Loan.

                  (b)      Withdrawals of amounts so collected  from the Escrow  Accounts may be made by a
Servicer only (i) to effect timely payment of taxes,  assessments,  mortgage insurance premiums,  fire and hazard insurance  premiums,  condominium or PUD association dues, or comparable items constituting  Escrow

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Payments for the related  Mortgage,  (ii) to  reimburse the Servicer out of related  Escrow  Payments made with  respect to a Mortgage  Loan for any  Servicing  Advance  made by the  Servicer  pursuant  to Section
3.09(c) with respect to such Mortgage  Loan,  (iii) to  refund to any Mortgagor any sums  determined to be overages,  (iv) for transfer to a Servicer  Custodial Account upon default of a Mortgagor or in accordance with the terms of the related  Mortgage Loan and if permitted by applicable  law, (v) for  application  to restore or repair the Mortgaged Property,  (vi) to pay to the Mortgagor,  to the extent required by law or the terms of the  Mortgage  Loan,  any  interest  paid on the funds  deposited  in the  applicable  Escrow
Account,  (vii) to pay to itself any interest earned on funds deposited in the applicable  Escrow Accounts
(and not  required to be paid to the  Mortgagor),  (viii) to the extent  permitted  under the terms of the related  Mortgage Note and applicable  law, to pay late fees with respect to any Monthly  Payment which is received after the applicable  grace period,  (ix) to withdraw  suspense  payments that are deposited into an Escrow Account,  (x) to withdraw any amounts  inadvertently  deposited in and Escrow Account or (xi) to clear and terminate any Escrow Account upon the  termination of this Agreement in accordance  with Section
10.01.  Any Escrow Account shall not be a part of the Trust Estate.

                  (c)      With respect to each Mortgage  Loan,  each  Servicer  shall  maintain  accurate records  reflecting  the status of taxes,  assessments  and other  charges  which are or may become a lien upon the  Mortgaged  Property  and the status of Primary  Insurance  Policy  premiums  and fire and hazard insurance  coverage.  Each  Servicer  shall obtain,  from time to time,  all bills for the payment of such charges  (including  renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum  discounts  allowable,  employing for such purpose  deposits of the  Mortgagor in the Escrow  Account,  if any,  which shall have been  estimated and accumulated by such Servicer in amounts  sufficient  for such purposes,  as allowed under the terms of the
Mortgage  Loan.  To the extent that a Mortgage  Loan does not provide for Escrow  Payments,  such Servicer shall  determine  whether  any such  payments  are  made by the  Mortgagor.  Each  Servicer  assumes  full responsibility  for the timely  payment of all such bills and shall  effect  timely  payments  of all such bills  irrespective of each Mortgagor's  faithful  performance in the payment of same or the making of the
Escrow  Payments.  Each  Servicer  shall  advance any such  payments  that are not timely  paid,  but each
Servicer  shall be required so to advance  only to the extent that such  Servicing  Advances,  in the good faith judgment of the related  Servicer,  will be recoverable by such Servicer out of Insurance  Proceeds,
Liquidation Proceeds or otherwise.

                  Section 3.10      Access  to  Certain  Documentation  and  Information  Regarding  the
Mortgage Loans.

                  Each  Servicer  shall afford the Master  Servicer and the Trustee  reasonable  access to all  records and  documentation  in its  possession  regarding  the  Mortgage  Loans it  services  and all accounts,  insurance information and other matters relating to this Agreement,  such access being afforded without  charge,  but only  upon  reasonable  request  and  during  normal  business  hours at the  office designated by each Servicer.

                  Upon  reasonable  advance  notice  in  writing,  each  Servicer  will  provide  to  each
Certificateholder  which is a savings and loan association,  bank or insurance company certain reports and reasonable  access to information and  documentation  regarding the Mortgage Loans it services  sufficient

                                                    64

to permit such  Certificateholder  to comply with  applicable  regulations of the OTS or other  regulatory authorities  with  respect  to  investment  in the  Certificates;  provided  that each  Servicer  shall be entitled to be reimbursed by each such  Certificateholder  for actual  expenses  incurred by such Servicer in providing such reports and access.

                  Section 3.11      Permitted   Withdrawals  from  the  Servicer  Custodial   Accounts,
Collection Account, Certificate Account and Upper-Tier Certificate Account.

                  (a)      Each Servicer may from time to time make  withdrawals from the related Servicer
Custodial Account, for the following purposes:

                  (i)      to pay to such Servicer (to the extent not previously retained),  the servicing compensation  to which it is entitled  pursuant to Section 3.17, and to pay to such Servicer,  as additional servicing  compensation,  earnings on or investment income with respect to funds in or credited to such Servicer Custodial Account;

                  (ii)     to reimburse such Servicer for unreimbursed  Advances made by it, such right of reimbursement  pursuant  to this clause (ii) being  limited to amounts  received on the  Mortgage
         Loan(s) in respect of which any such Advance was made;

                  (iii)    to reimburse such Servicer for any  Nonrecoverable  Advance  previously made or any Advances capitalized in accordance with Section 3.21(c);

                  (iv)     to reimburse  such  Servicer for Insured  Expenses  from the related  Insurance
         Proceeds;

                  (v)      to pay to the  purchaser,  with respect to each  Mortgage  Loan or REO Property that has been  purchased  pursuant to Section 2.02 or 2.04,  all amounts  received  thereon after the date of such purchase;

                  (vi)     [Reserved];

                  (vii)    to reimburse such Servicer or the Depositor for expenses  incurred by either of them and reimbursable pursuant to Section 7.03;

                  (viii)   to withdraw any amount  deposited in such  Servicer  Custodial  Account and not required to be deposited therein;

                  (ix)     to  remit to the  Master  Servicer  on each  Remittance  Date  (i) all  amounts credited  to  such  Servicer  Custodial  Account  as of the  close  of  business  on the  related
         Determination  Date, net of charges against or withdrawals from such Servicer  Custodial  Account pursuant to this Section  3.11(a),  and excluding any Principal  Prepayments  received  after the end of the  preceding  calendar  month,  plus (ii) to the extent not  already  deposited  in such
         Servicer Custodial  Account,  all Compensating  Interest and Periodic Advances,  if any, for such
         Distribution  Date which the Servicer is obligated to remit  pursuant to Sections  3.17 and 3.20, respectively,  minus (iii) any amounts  attributable to Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date for such Remittance Date; and

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                  (x)      to clear and terminate  such Servicer  Custodial  Account upon  termination  of this Agreement pursuant to Section 10.01.

                  Each Servicer shall keep and maintain separate  accounting  records,  on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related  Servicer  Custodial
Account  pursuant to clauses (i), (ii),  (iv) and (v).  Prior to making any  withdrawal  from the Servicer
Custodial  Account  pursuant  to clause  (iii),  each  Servicer  shall  deliver to the Master  Servicer an
Officer's  Certificate of a Servicing Officer  indicating the amount of any previous Advance determined by such  Servicer to be a  Nonrecoverable  Advance and  identifying  the related  Mortgage  Loan(s) and their respective portions of such Nonrecoverable Advance.
                  With respect to any  remittance  received by the Master  Servicer  after the  Remittance
Date on which such remittance was due, the applicable  Servicer shall pay to the Master Servicer  interest on such late  payment at an annual rate equal to the prime rate,  adjusted as of the date of each  change, plus two (2) percentage  points,  but in no event greater than the maximum amount  permitted by applicable law.  Such  interest  shall be  deposited  in the related  Servicer  Custodial  Account by the  applicable
Servicer for  remittance to the Master  Servicer on the date such late payment is made and shall cover the period  commencing  with the day  following  such  Remittance  Date and ending  with the day on which such payment is made,  both  inclusive.  The payment by a Servicer of any such interest  shall not be deemed an extension  of time for  payment  or a waiver  of any  Event  of  Default  by the  Master  Servicer  or the
Certificate Administrator.

                  (b)      The Master Servicer may from time to time make  withdrawals from the Collection
Account for the following purposes:

                  (i)      to reimburse  the Master  Servicer for  unreimbursed  Advances made by it, such right of  reimbursement  pursuant  to this  clause (i) being  limited to amounts  received on the
         Mortgage Loan(s) in respect of which any such Advance was made;

                  (ii)     to reimburse  the Master  Servicer for any  Nonrecoverable  Advance  previously made or any Advances capitalized in accordance with Section 3.21(c);

                  (iii)    to  reimburse  the  Master  Servicer  for  Insured  Expenses  from the  related
         Insurance Proceeds;

                  (iv)     to pay to the Master Servicer as compensation  earnings on or investment income with respect to funds in the Collection Account;

                  (v)      to  reimburse   the   Trustee,   the  Master   Servicer  and  the   Certificate
         Administrator  for, or to pay expenses  incurred by either such party which are  reimbursable  or payable pursuant to Section 3.01, 7.03, 7.05, 8.01, 9.07 or 9.11 of this Agreement;

                  (vi)     to  withdraw  and return to the Master  Servicer  any amount  deposited  in the
         Collection Account and not required to be deposited therein;

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                  (vii)    to remit to the  Certificate  Administrator  at or before 10:00 a.m.,  New York time,  on each  Distribution  Date all  amounts  credited  to the  Collection  Account as of such remittance,  net of charges against or withdrawals  from the Collection  Account pursuant to this
         Section 3.11(b); and

                  (viii)   to  clear  and  terminate  the  Collection  Account  upon  termination  of  the
         Agreement pursuant to Section 10.01.

The Master  Servicer  shall keep and maintain a separate  accounting,  on a Mortgage Loan by Mortgage Loan basis,  and shall provide a copy to the Certificate  Administrator,  for the purpose of accounting for any reimbursement from the Collection Account pursuant to clauses (i) through (iii).

                  (c)      The Certificate  Administrator  may from time to time make withdrawals from the
Certificate Account for the following  purposes:  (i) on each Distribution Date, to pay to the Certificate
Administrator  the  Certificate  Administrator  Fee with respect to the Mortgage  Loans in each Loan Group due on  such  Distribution  Date,  from  the  Pool  Distribution  Amount,  and  to pay to the  Certificate
Administrator  as additional  compensation  earnings on or investment  income with respect to funds in the
Certificate  Account, if any, (ii) on each Distribution Date, to make distributions to  Certificateholders in the manner specified in this Agreement,  (iii) to withdraw and return to the Certificate  Administrator any amount  deposited in the  Certificate  Account and not required to be deposited  therein;  and (ii) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

                  (d)      Notwithstanding  anything herein to the contrary,  the Regular Certificates and the Class 1-A-R Certificates shall not receive  distributions  directly from the Certificate  Account.  On each  Distribution  Date,  funds on deposit in the  Upper-Tier  Certificate  Account shall be used to make payments on the Regular  Certificates  and the Class 1-A-R  Certificates  as provided in Sections 5.01 and
5.02.  The  Upper-Tier  Certificate  Account  shall be cleared and  terminated  upon  termination  of this
Agreement pursuant to Section 10.01.

                  Section 3.12      Maintenance of Hazard Insurance.

                  Each  Servicer  shall cause to be maintained  for each  Mortgage Loan it services,  fire and hazard  insurance  with  extended  coverage  customary  in the area where the  Mortgaged  Property  is located  in an  amount  which  is at least  equal to the  lesser  of (a) the full  insurable  value of the
Mortgaged  Property or (b) the greater of (i) the  outstanding  principal  balance  owing on the  Mortgage
Loan and (ii) an  amount  such  that the  proceeds  of such  insurance  shall be  sufficient  to avoid the application to the Mortgagor or loss payee of any  coinsurance  clause under the policy.  If the Mortgaged
Property is in an area identified in the Federal Register by the Federal  Emergency  Management  Agency as
having special flood hazards (and such flood  insurance has been made  available)  the Servicer  servicing the related  Mortgage Loan will cause to be maintained a flood insurance  policy meeting the  requirements of the  current  guidelines  of the  Federal  Insurance  Administration  and the  requirements  of FNMA or
FHLMC.  Each  Servicer  shall also  maintain on REO  Property,  fire and hazard  insurance  with  extended coverage in an amount which is at least equal to the maximum  insurable  value of the  improvements  which are a part of such  property,  liability  insurance  and, to the extent  required,  flood  insurance in an amount  required  above.  Any amounts  collected by a Servicer under any such policies (other than amounts

                                                    67

to be deposited in an Escrow Account and applied to the  restoration or repair of the property  subject to the related  Mortgage or property  acquired in  liquidation of the Mortgage Loan, or to be released to the
Mortgagor in accordance  with the terms of the Mortgage  Loan,  applicable  law, or  applicable  Customary
Servicing  Procedures)  shall  be  deposited  in  the  related  Servicer  Custodial  Account,  subject  to withdrawal  pursuant  to  Section  3.11(a).  It is  understood  and  agreed  that no  earthquake  or other additional  insurance  need be required by a Servicer of any  Mortgagor  or  maintained  on REO  Property, other  than  pursuant  to such  applicable  laws and  regulations  as shall at any time be in force and as shall  require  such  additional  insurance.  All  policies  required  hereunder  shall be  endorsed  with standard  mortgagee clauses with loss payable to the related  Servicer,  and shall provide for at least 30 days prior  written  notice of any  cancellation,  reduction  in amount or material  change in coverage to such Servicer.

                  The  hazard  insurance  policies  for  each  Mortgage  Loan  secured  by  a  unit  in  a condominium  development  or planned unit  development  shall be maintained  with respect to such Mortgage
Loan and the related development in a manner which is consistent with FNMA requirements.

                  Notwithstanding  the  foregoing,  each Servicer may maintain a blanket  policy  insuring against  hazard  losses on all of the  Mortgaged  Properties  relating  to the  Mortgage  Loans in lieu of maintaining  the required  hazard  insurance  policies for each  Mortgage  Loan and may maintain a blanket policy insuring  against special flood hazards in lieu of maintaining  any required flood  insurance.  Any such blanket  policies  shall (A) be  consistent  with prudent  industry  standards,  (B) name the related
Servicer  as loss  payee,  (C)  provide  coverage in an amount  equal to the  aggregate  unpaid  principal balance  on  the  related  Mortgage  Loans  without  co-insurance,  and  (D)  otherwise  comply  with  the requirements  of this Section  3.12.  Any such blanket  policy may contain a deductible  clause;  provided that if any Mortgaged  Property is not covered by a separate policy otherwise  complying with this Section
3.12 and a loss occurs  with  respect to such  Mortgaged  Property  which loss would have been  covered by such a policy,  the  related  Servicer  shall  deposit  in the  related  Servicer  Custodial  Account  the difference,  if any,  between the amount that would have been payable  under a separate  policy  complying with this Section 3.12 and the amount paid under such blanket policy.

                  Section 3.13      Enforcement  of  Due-On-Sale  Clauses.  Each  Servicer  shall,  to the extent it has knowledge of any  conveyance  or  prospective  conveyance  of any Mortgaged  Property by any
Mortgagor  (whether  by absolute  conveyance  or by  contract  of sale,  and whether or not the  Mortgagor remains or is to remain  liable  under the  Mortgage  Note and/or the  Mortgage),  exercise  its rights to accelerate  the  maturity  of such  Mortgage  Loan  under the  "due-on-sale"  clause,  if any,  applicable thereto;  provided,  however,  that no Servicer  shall  exercise any such rights if prohibited by law from doing so.

                  Section 3.14      Realization Upon Defaulted Mortgage Loans; REO Property.

                  (a)      Each  Servicer  shall use  reasonable  efforts to  foreclose  upon or otherwise comparably  convert the ownership of Mortgaged  Properties  securing such of the Mortgage Loans (but shall not sell or convey such  Mortgage  Loan,  except as required  pursuant to Section  2.02,  2.04 or 10.01 of this Agreement) as come into and continue in default and as to which no satisfactory  arrangements  can be made for collection of delinquent  payments.  In connection  with such  foreclosure  or other  conversion,

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each  Servicer  shall  follow  the  Customary  Servicing  Procedures  applicable  to it and shall meet the requirements of the insurer under any Required Insurance Policy;  provided,  however,  that a Servicer may enter into a special  servicing  agreement with an unaffiliated  Holder of 100%  Percentage  Interest of a
Class of Class B Certificates or a holder of a class of securities  representing  interests in the Class B
Certificates  alone or  together  with other  subordinated  mortgage  pass-through  certificates,  but the applicable  Servicer  will be required to continue  otherwise to service the Mortgage  Loans in accordance with  the  provisions  of this  Agreement.  Such  agreement  shall  be  subject  to each  Rating  Agency's acknowledgment  that the ratings of the  Certificates  in effect  immediately  prior to the entering  into such agreement would not be qualified,  downgraded or withdrawn and the  Certificates  would not be placed on  credit  review  status  (except  for  possible  upgrading)  as a result  of such  agreement.  Any such agreement  may contain  provisions  whereby such holder may  instruct the related  Servicer to commence or delay foreclosure  proceedings with respect to delinquent  Mortgage Loans and will contain  provisions for the  deposit of cash by the holder that would be  available  for  distribution  to  Certificateholders  if
Liquidation  Proceeds are less than they  otherwise  may have been had such  Servicer  acted in accordance with its normal  procedures.  Notwithstanding  the foregoing,  no Servicer shall be required to expend its own funds in connection with any  foreclosure or towards the restoration of any Mortgaged  Property unless it  shall  determine  (i)  that  such  restoration  and/or  foreclosure  will  increase  the  proceeds  of liquidation  of the  Mortgage  Loan  after  reimbursement  to itself of such  expenses  and (ii) that such expenses will be recoverable to it through  proceeds of the  liquidation of the Mortgage Loan  (respecting which it shall have priority for purposes of withdrawals  from the related  Servicer  Custodial  Account).
Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

                  The decision of a Servicer to foreclose  on a Defaulted  Mortgage  Loan shall be subject to a  determination  by such  Servicer  that the proceeds of such  foreclosure  would exceed the costs and expenses of bringing such a proceeding.

                  With  respect to any REO  Property,  the deed or  certificate  of sale shall be taken in the name of the  Trustee  for the  benefit of the  Certificateholders,  or its  nominee,  on behalf of the
Certificateholders.  The  Trustee's  name shall be placed on the title to such REO Property  solely as the
Trustee  hereunder and not in its individual  capacity.  The Servicer  servicing the related Mortgage Loan shall ensure that the title to such REO Property  references  this  Agreement and the  Trustee's  capacity hereunder.  Pursuant  to its efforts to sell such REO  Property,  such  Servicer  shall  either  itself or through an agent selected by the Servicer manage,  conserve,  protect and operate such REO Property in the same manner that it manages,  conserves,  protects  and  operates  other  foreclosed  property for its own account  and in the same  manner  that  similar  property  in the same  locality  as the REO  Property  is managed.  Incident to its  conservation  and protection of the interests of the  Certificateholders,  such
Servicer may rent the same,  or any part  thereof,  as such  Servicer  deems to be in the best interest of the  Certificateholders  for the  period  prior to the  sale of such REO  Property.  Each  Servicer  shall prepare for and deliver to the  Certificate  Administrator  and the  Trustee a statement  with  respect to each REO Property  that has been rented,  if any,  showing the aggregate  rental  income  received and all expenses  incurred in connection  with the management  and  maintenance of such REO Property at such times as is necessary to enable the Certificate  Administrator to comply with the reporting  requirements of the
REMIC  Provisions;  provided,  however,  that no  Servicer  shall have a duty to rent any REO  Property on

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behalf of the Trust.  The net monthly  rental  income,  if any, from such REO Property  shall be deposited in the  related  Servicer  Custodial  Account no later than the close of  business  on each  Determination
Date.  Each  Servicer  shall  perform,  with  respect  to  the  Mortgage  Loans,  the  tax  reporting  and withholding  required  by  Sections  1445  and  6050J  of  the  Code  with  respect  to  foreclosures  and abandonments,  the tax  reporting  required  by Section  6050H of the Code with  respect to the receipt of mortgage  interest from  individuals  and, if required by Section  6050P of the Code,  with respect to the cancellation  of  indebtedness  by certain  financial  entities,  by  preparing  such tax and  information returns as may be required,  in the form  required.  Each Servicer shall deliver copies of such reports to the Certificate Administrator and the Trustee.

                  The  Trustee  shall  furnish  each  Servicer  with any  powers  of  attorney  and  other documents  in form as provided  to it  necessary  or  appropriate  to enable such  Servicer to service and administer the related Mortgage Loans and REO Property.

                  The Trustee  shall  execute and deliver to the  related  Servicer  any court  pleadings, requests  for  trustee's  sale or other  documents  necessary  or  desirable  in  connection  with (i) the foreclosure  or trustee's  sale with  respect to a Mortgaged  Property;  (ii) any legal action  brought to obtain judgment against any Mortgagor on the Mortgage Note or other security  instrument;  (iii) obtaining a deficiency  judgment against the Mortgagor;  or (iv) enforcing any other rights or remedies  provided by the Mortgage Note or other security instrument or otherwise available at law or equity.

                  The income earned from the management of any REO Properties,  net of  reimbursement to a
Servicer  for  expenses  incurred  (including  any  property  or other  taxes)  in  connection  with  such management and net of unreimbursed  Servicing Fees,  Periodic Advances and Servicing  Advances  applicable to such  Servicer,  shall be applied to the payment of principal of and interest on the related  Defaulted
Mortgage  Loans (solely for the purposes of allocating  principal and interest,  interest shall be treated as accruing as though such Mortgage Loans were still  current),  and all such income shall be deemed,  for all  purposes  in this  Agreement,  to be  payments on account of  principal  and  interest on the related
Mortgage  Notes and shall be deposited  into the related  Servicer  Custodial  Account.  To the extent the net income  received  during any  calendar  month is in excess of the amount  attributable  to  amortizing principal and accrued  interest at the related  Mortgage  Interest  Rate on the related  Mortgage Loan for such  calendar  month,  such excess shall be  considered  to be a partial  prepayment  of principal of the related Mortgage Loan.
                  The proceeds  from any  liquidation  of a Mortgage  Loan,  as well as any income from an
REO  Property,  will be applied in the  following  order of priority:  first,  to  reimburse  the Servicer servicing such Mortgage Loan for any related  unreimbursed  Servicing Advances and Servicing Fees; second, to reimburse such Servicer for any  unreimbursed  Periodic  Advances and to reimburse the related Servicer
Custodial Account for any  Nonrecoverable  Advances (or portions  thereof) that were previously  withdrawn by the Servicer  pursuant to Section  3.11(a)(ii) that related to such Mortgage Loan;  third, to reimburse the Master  Servicer,  the Certificate  Administrator  and the Trustee for any amounts incurred by them in connection  with such Mortgage  Loan;  fourth,  to accrued and unpaid  interest (to the extent no Periodic
Advance has been made for such amount or any such Periodic  Advance has been  reimbursed)  on the Mortgage
Loan or related REO  Property,  at the Mortgage  Interest  Rate to the Due Date  occurring in the month in

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which such amounts are required to be  distributed;  and fifth, as a recovery of principal of the Mortgage
Loan.  Excess  Proceeds,  if any, from the  liquidation of a Liquidated  Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to Section 3.17.

                  (b)      When a Mortgage Loan becomes a Defaulted  Mortgage Loan,  the related  Servicer shall promptly notify the Master Servicer and the Certificate Administrator of such occurrence.

                  Section 3.15      Custodian to Cooperate;  Release of Mortgage  Files.  Upon the payment in  full  of any  Mortgage  Loan,  or the  receipt  by the  Servicer  servicing  such  Mortgage  Loan of a notification  that  payment  in full  will be  escrowed  in a manner  customary  for such  purposes,  such
Servicer will (and if the Servicer does not, the Master  Servicer  may)  immediately  notify the Custodian by  delivering,  or causing to be  delivered,  two copies (one of which will be returned to such  Servicer with the  Mortgage  File) of a Request  for  Release  (which  may be  delivered  in an  electronic  format acceptable  to the  Custodian  and such  Servicer).  Upon receipt of such  request,  the  Custodian  shall within seven  Business Days release the related  Mortgage  File to or at the  direction of such  Servicer.
The Trustee  shall,  at such  Servicer's  written  direction,  execute and  deliver to such  Servicer  the request for  reconveyance,  deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage,  in each case  provided by such  Servicer,  together with the Mortgage
Note with written  evidence of  cancellation  thereon.  If the  Mortgage has been  recorded in the name of
MERS or its  designee,  such  Servicer  shall  take all  necessary  action to reflect  the  release of the
Mortgage  on the  records  of  MERS.  To the  extent  permitted  by the  terms  of the  Mortgage  Loan and applicable  law,  expenses  incurred  in  connection  with  any  instrument  of  satisfaction  or  deed of reconveyance  shall  be  chargeable  to  the  related  Mortgagor.  From  time  to  time  and as  shall  be appropriate for the servicing or foreclosure of any Mortgage Loan,  including for such purpose  collection under  any  policy of flood  insurance,  any  fidelity  bond or errors  or  omissions  policy,  or for the purposes of effecting a partial  release of any  Mortgaged  Property  from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other  documents  included in the Mortgage  File,  the Custodian  shall,  upon delivery to the Custodian of a Request for Release signed by a Servicing  Officer,  release the Mortgage File within seven  Business Days to the Servicer  servicing such  Mortgage  Loan.  The  Servicer  shall  cause the  Mortgage  File so  released  to be returned to the
Custodian  when  the need  therefor  by the  Servicer  no  longer  exists,  unless  the  Mortgage  Loan is liquidated and the proceeds  thereof are deposited in the related  Servicer  Custodial  Account,  in which case such Servicer shall deliver to the Custodian a Request for Release, signed by a Servicing Officer.

                  The  Trustee  shall  execute  and deliver to each  Servicer  any powers of attorney  and other  documents  prepared by such Servicer that are  reasonably  necessary or  appropriate to enable such
Servicer to carry out its servicing and  administrative  duties under this Agreement,  upon the request of such  Servicer.  In addition,  upon  prepayment in full of any Mortgage Loan or the receipt of notice that
funds  for  such  purpose  have  been  placed  in  escrow,   each  Servicer  is  authorized  to  give,  as
attorney-in-fact  for the Trustee and the mortgagee under the Mortgage,  an instrument of satisfaction (or
Assignment  of Mortgage  without  recourse)  regarding the  Mortgaged  Property  relating to such Mortgage
Loan, which  instrument of satisfaction or Assignment of Mortgage,  as the case may be, shall be delivered

                                                    71

to the Person  entitled  thereto  against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its  designee,  such  Servicer  shall  take all  necessary  action to  reflect  the release on the records of MERS.  Such  Servicer may deliver or cause to be  delivered to the Trustee,  for signature, as appropriate,  any court pleadings,  requests for trustee's sale or other documents necessary to effectuate  any  foreclosure or any legal action  brought to obtain  judgment  against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency  judgment or to enforce any other  remedies or rights provided by the Mortgage Note or the Mortgage otherwise available at law or in equity.

                  Section 3.16      Documents, Records and Funds in Possession of the Master Servicer and
Servicers to be Held for the Trustee.

                  Each Servicer shall  transmit to the Custodian all documents and  instruments in respect of a Mortgage  Loan coming into the  possession of such Servicer from time to time and shall account fully to the  Certificate  Administrator  and the  Trustee  for any funds  received  by such  Servicer  or which otherwise are collected by such Servicer as Liquidation  Proceeds or Insurance  Proceeds in respect of any
Mortgage  Loan.  The documents  constituting  the servicing  file shall be held by the Servicer  servicing the  related  Mortgage  Loan as  custodian  and  bailee  for the  Trustee.  All  Mortgage  Files and funds collected or held by, or under the control of, a Servicer in respect of any Mortgage  Loans,  whether from the  collection  of principal  and  interest  payments or from  Liquidation  Proceeds,  including  but not limited  to,  any funds on  deposit  in the  related  Servicer  Custodial  Account,  shall be held by such
Servicer for and on behalf of the Trustee and shall be and remain the sole and  exclusive  property of the
Trustee,  subject to the  applicable  provisions  of this  Agreement.  Each  Servicer  also agrees that it shall not  knowingly  create,  incur or subject any Mortgage  File or any funds that are  deposited in the related Servicer Custodial Account,  Collection  Account,  Certificate  Account or any Escrow Account,  or
any funds  that  otherwise  are or may  become  due or  payable  to the  Trustee  for the  benefit  of the
Certificateholders,  to any claim, lien,  security interest,  judgment,  levy, writ of attachment or other encumbrance  created  by such  Servicer,  or assert by legal  action  or  otherwise  any claim or right of setoff  against any Mortgage  File or any funds  collected  on, or in  connection  with, a Mortgage  Loan, except,  however,  that each Servicer  shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to such Servicer under this Agreement.

                  Section 3.17      Servicing and Master Servicing Compensation.

                  Each  Servicer  shall be entitled out of each  payment of interest (or portion  thereof)
on a Mortgage  Loan it services  to retain or withdraw  from the  related  Servicer  Custodial  Account an amount equal to the Servicing Fee for such Distribution Date.

                  Additional   servicing   compensation  in  the  form  of  Excess  Proceeds,   prepayment
penalties,  assumption  fees, late payment charges and all income and gain net of any losses realized from
Permitted  Investments  and all other  customary  and  ancillary  income and fees shall be  retained  by a
Servicer to the extent not required to be deposited in the related  Servicer  Custodial  Account  pursuant to Section  3.08(b).  Each  Servicer  shall be required to pay all expenses  incurred by it in  connection with its servicing  activities  hereunder and shall not be entitled to  reimbursement  therefor  except as specifically provided in this Agreement.

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                  Notwithstanding  the foregoing,  with respect to the payment of the Servicing Fee on any
Distribution  Date,  the  aggregate  Servicing  Fee for a  Servicer  for such  Distribution  Date shall be reduced (but not below zero) by an amount  equal to the lesser of (a) the  Prepayment  Interest  Shortfall for such  Distribution  Date relating to the Mortgage  Loans it services and (b)  one-twelfth of 0.250% of the aggregate Stated Principal  Balance of such Mortgage Loans for such  Distribution  Date in the case of the Mortgage  Loans serviced by National City,  one-twelfth  of 0.375% of the aggregate  Stated  Principal
Balance of such Mortgage  Loans for such  Distribution  Date in the case of the Mortgage Loans serviced by
Fifth Third,  one-twelfth of 0.375% of the aggregate Stated  Principal  Balance of such Mortgage Loans for such Distribution  Date in the case of the Mortgage Loans serviced by SunTrust,  and one-twelfth of 0.250%
of the aggregate Stated Principal  Balance of such Mortgage Loans for such  Distribution  Date in the case of the  Mortgage  Loans  serviced by Wells Fargo (any such  reduction,  "Compensating  Interest").  To the extent the Servicers fail to pay  Compensating  Interest in respect of any  Distribution  Date, the Master
Servicer  shall deposit into the  Collection  Account the amount of any  Compensating  Interest  remaining unpaid by the  Servicers  on any  Distribution  Date up to the amount of the  compensation  payable to the
Master Servicer on such Distribution Date pursuant to this Agreement.

                  The  Master  Servicer  will be  entitled  to all  income  and  gain  realized  from  any investment of funds in the  Collection  Account,  pursuant to Section  3.08,  for the  performance  of its activities  hereunder.  The Master  Servicer  shall be  required  to pay all  expenses  incurred  by it in connection  with its activities  hereunder and shall not be entitled to  reimbursement  therefor except as otherwise provided in this Agreement.

                  Section 3.18      [Reserved].

                  Section 3.19      [Reserved].

                  Section 3.20      Advances.

                  Each  Servicer  shall  determine on or before each  Servicer  Advance Date whether it is required to make a Periodic Advance  pursuant to the definition  thereof.  If a Servicer  determines it is required  to make a  Periodic  Advance,  it shall,  on or before the  Servicer  Advance  Date,  either (a)
deposit into the related  Servicer  Custodial  Account an amount  equal to the Advance  and/or (b) make an appropriate  entry in its records relating to the related Servicer  Custodial  Account that any portion of the Amount Held for Future  Distribution  with respect to a Loan Group in such Servicer  Custodial Account has been used by such  Servicer in  discharge of its  obligation  to make any such  Periodic  Advance on a
Mortgage  Loan in such Loan Group.  Any funds so applied  shall be replaced by such Servicer by deposit in such  Servicer  Custodial  Account no later than the close of business on the Business Day  preceding  the next  Servicer  Advance  Date.  Each  Servicer  shall be  entitled  to be  reimbursed  from  the  Servicer
Custodial  Account for all  Advances of its own funds made  pursuant to this  Section  3.20 as provided in
Section  3.11(a).  The  obligation  to make  Periodic  Advances  with respect to any  Mortgage  Loan shall continue  until the  ultimate  disposition  of the REO  Property or  Mortgaged  Property  relating to such
Mortgage Loan.

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                  Each  Servicer  shall  deliver to the Master  Servicer on the related  Servicer  Advance
Date an Officer's  Certificate  of a Servicing  Officer  indicating  the amount of any  proposed  Periodic
Advance  determined  by such  Servicer to be a  Nonrecoverable  Advance.  Notwithstanding  anything to the contrary,  no Servicer shall be required to make any Periodic  Advance or Servicing  Advance that would be a Nonrecoverable Advance.

                  If the  Monthly  Payment  on a  Mortgage  Loan  that  was due on a  related  Due Date is delinquent,  other than as a result of  application  of the  Relief  Act,  and the amount of the  Periodic
Advance  which the related  Servicer was required to make pursuant to this Section 3.20 exceeds the amount delivered by such Servicer to the Master  Servicer for deposit in the  Collection  Account,  then an Event of Default shall have  occurred with respect to such  Servicer.  The Master  Servicer,  in its capacity as successor  Servicer,  or another  successor  Servicer  appointed  by the Master  Servicer  hereunder  will deposit in the  Collection  Account not later than the  Business  Day  immediately  preceding  the related
Distribution  Date an amount equal to such  deficiency,  net of the Servicing Fee for such Mortgage  Loan, except to the extent the Master  Servicer  or other  successor  Servicer,  as the case may be,  determines that any such advance, if made, would be a Nonrecoverable  Advance.  Subject to the foregoing,  the Master
Servicer or other  successor  Servicer,  as the case may be, shall continue to make such advances  through the date that the related  Servicer is required to do so under this  Agreement.  If the Master Servicer or other successor  Servicer,  as the case may be, deems an advance to be a  Nonrecoverable  Advance,  on the second  Business Day prior to the related  Distribution  Date, the Master Servicer or such other successor
Servicer shall present an Officer's  Certificate  to the  Certificate  Administrator  (i) stating that the
Master  Servicer  or such other  successor  Servicer  elects  not to make a  Periodic  Advance in a stated
amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

                  Section 3.21      Modifications, Waivers, Amendments and Consents.

                  (a)      Except as provided in Section  3.08(a) and this Section 3.21, no Servicer shall agree to enter into, or shall enter into, any modification,  waiver,  forbearance or amendment of any term of any  Mortgage  Loan,  unless  such  Mortgage  Loan is a Defaulted  Mortgage  Loan.  All  modifications, waivers,  forbearances  or  amendments  of any  Defaulted  Mortgage  Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

                  (b)      The related  Servicer may, with respect to any Defaulted  Mortgage Loan,  agree to any  modification,  waiver,  forbearance,  or amendment  of any term of such  Defaulted  Mortgage  Loan without the consent of the Depositor,  the Trustee,  the Certificate  Administrator,  the Master Servicer,
the Custodian or any  Certificateholder;  provided,  however,  that no Servicer shall agree to enter into, or shall enter into, any  modification,  waiver,  forbearance or amendment of any Defaulted  Mortgage Loan if such modification, waiver, forbearance, or amendment would:

                  (i)      affect the amount or timing of any related  payment of  principal,  interest or other amount payable thereunder; or

                  (ii)     in such Servicer's  judgment,  materially impair the security for such Mortgage
         Loan or reduce the likelihood of timely payment of amounts due thereon;

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unless,  in either case,  such  modification,  waiver,  forbearance  or amendment  is, in such  Servicer's judgment,  reasonably  likely to produce a greater  recovery with respect to such Mortgage Loan than would liquidation.  Subject to the applicable  Customary Servicing  Procedures,  the related Servicer may permit a forbearance  for a Mortgage Loan which such Servicer has been advised would default if such  forbearance is not granted.

                  (c)      Any  payment  of  interest  which is  deferred  pursuant  to any  modification, waiver,  forbearance or amendment permitted hereunder shall not, for purposes hereof,  including,  without limitation,  calculating  monthly  distributions to  Certificateholders,  be added to the unpaid principal balance  of the  related  Mortgage  Loan,  notwithstanding  that the terms of such  Mortgage  Loan or such modification,  waiver or amendment so permit.  However,  interest may be capitalized in accordance  with a loan modification pursuant to Section 3.21(b).

                  (d)      The related  Servicer  may, to the extent  permitted by  applicable  law or the terms of the  Mortgage  Loan,  as a  condition  to  granting  any  request  by a  Mortgagor  for  consent, modification,  or amendment,  the granting of which is within such Servicer's  discretion  pursuant to the
Mortgage  Loan and is permitted by the terms of this  Agreement,  require that such  Mortgagor pay to such
Servicer,  as  additional  servicing  compensation,  a  reasonable  or  customary  fee for the  additional services  performed  in  connection  with such  request,  together  with any  related  costs and  expenses incurred  by such  Servicer,  which  amount  shall be retained by such  Servicer as  additional  servicing compensation.

                  (e)      Each  Servicer  shall  notify  the  Certificate  Administrator  and the  Master
Servicer,  in writing,  of any  modification or amendment of any term of any Mortgage Loan it services and the date  thereof,  and shall  deliver to the  Custodian  for deposit in the  related  Mortgage  File,  an original  counterpart of the agreement  relating to such  modification or amendment,  promptly (and in any event within ten Business  Days)  following the execution  thereof;  provided,  however,  that if any such modification  or amendment is required by applicable  law to be recorded,  such Servicer (i) shall deliver to the Custodian a copy thereof and (ii) shall deliver to the Custodian  such  document,  with evidence of notification  upon receipt thereof from the public recording  office,  if applicable.  Such Servicer shall send a copy of any such notification to the Master Servicer promptly upon its receipt thereof.

                  Section 3.22      [Reserved].

                  Section 3.23      [Reserved].

                  Section 3.24      Master Servicer.

                  The Master  Servicer  shall have no duties  (express or  otherwise)  except as expressly set forth  herein.  The Master  Servicer  shall  supervise,  monitor and oversee  the  obligations  of the
Servicers to service and administer their  respective  Mortgage Loans in accordance with the terms of this
Agreement  and shall have full power and  authority to do any and all things  which it may deem  necessary or desirable in connection with such master  servicing and  administration.  In performing its obligations hereunder,  the  Master  Servicer  shall  act  in a  manner  consistent  with  Accepted  Master  Servicing
Practices.  Furthermore,  the Master  Servicer  shall  oversee and consult with each Servicer as necessary

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from time to time to carry out the Master  Servicer's  obligations  hereunder,  shall receive,  review and evaluate all reports,  information  and other data  provided to the Master  Servicer by each  Servicer and shall  cause each  Servicer  to perform  and  observe the  covenants,  obligations  and  conditions  to be performed or observed by such Servicer  under this  Agreement.  The Master  Servicer  shall  independently and separately  monitor each Servicer's  servicing  activities with respect to each related Mortgage Loan, reconcile the results of such  monitoring  with such  information  provided in the previous  sentence on a monthly basis and coordinate  corrective  adjustments to the Servicers' and Master Servicer's records, and based on such reconciled and corrected  information,  the Master  Servicer shall provide such  information to the  Certificate  Administrator  by the 15th  calendar day of each month as shall be necessary in order for it to prepare  the  statements  specified  in Section  5.04,  and prepare  any other  information  and statements  required  to be  forwarded  by the  Master  Servicer  hereunder.  The  Master  Servicer  shall reconcile  the results of its Mortgage Loan  monitoring  with the actual  remittances  of the Servicers as reported to the Master Servicer.

                  Section 3.25      Monitoring of Servicers.

                  (a)      The Master  Servicer shall be responsible  for reporting to the Trustee and the
Depositor the  compliance by each  Servicer  with its duties under this  Agreement.  In the review of each
Servicer's  activities,  the Master  Servicer may rely upon an Officer's  Certificate  of the Servicer (or similar  document  signed by an officer of the Servicer) with regard to such  Servicer's  compliance  with the terms of this Agreement.  In the event that the Master  Servicer,  in its judgment,  determines that a
Servicer  should  be  terminated  in  accordance  with  this  Agreement,  or that a notice  should be sent pursuant  to this  Agreement  with  respect  to the  occurrence  of an event  that,  unless  cured,  would constitute  grounds for such  termination,  the Master Servicer shall notify the Depositor and the Trustee thereof,  and the  Master  Servicer  shall  issue  such  notice  or take  such  other  action  as it deems appropriate.

                  (b)      The   Master   Servicer,   for   the   benefit   of   the   Trustee   and   the
Certificateholders,  shall enforce the  obligations of each Servicer under this  Agreement,  and shall, in the event that a Servicer fails to perform its obligations in accordance  with this Agreement,  subject to the  preceding  paragraph  and to Article  VIII,  terminate  the rights and  obligations  of such Servicer hereunder and act as servicer of the related  Mortgage  Loans or appoint a successor  Servicer;  provided, however,  it is  understood  and  acknowledged  by the  parties  hereto  that  there  will be a period  of transition  (not to exceed 90 days)  before the  actual  servicing  functions  (other  than the  advancing function  required by Section 3.20  hereof) can be fully  transferred  to such  successor  Servicer.  Such enforcement,  including,  without  limitation,  the legal prosecution of claims,  termination of servicing and the  pursuit of other  appropriate  remedies,  shall be in such form and carried out to such an extent and at such time as the Master Servicer,  in its good faith business  judgment,  would require were it the owner of the related  Mortgage Loans.  The Master Servicer shall pay the costs of such  enforcement at its own  expense,  except as set forth  below,  provided  that the Master  Servicer  shall not be  required to prosecute or defend any legal action  except to the extent that the Master  Servicer  shall have  received reasonable indemnity for its costs and expenses in pursuing such action.

                  (c)      To the extent  that the costs and  expenses of the Master  Servicer  related to any  termination  of a Servicer,  appointment  of a successor  Servicer or the transfer and  assumption of

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servicing by the Master  Servicer  (including,  without  limitation,  (i) all legal costs and expenses and all due diligence  costs and expenses  associated  with an evaluation of the potential  termination of the
Servicer  as a result of an event of  default by such  Servicer,  (ii) all costs and  expenses  associated with the  complete  transfer of  servicing,  including,  but not limited to, all  servicing  files and all servicing data and the  completion,  correction or  manipulation of such servicing data as may be required by the successor  Servicer to correct any errors or  insufficiencies in the servicing data or otherwise to enable the successor  service to service the Mortgage  Loans in accordance  with this  Agreement and (iii)
all costs  and  expenses  associated  with any  Errors  or  Continued  Errors)  are not  fully and  timely reimbursed by the terminated  Servicer,  the Master  Servicer shall be entitled to  reimbursement  of such costs and expenses from the Collection Account.

                  (d)      The Master  Servicer  shall require each Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.

                  (e)      If the Master Servicer acts as Servicer,  it will not assume  liability for the representations and warranties of the Servicer that it replaces.

                  (f)      Notwithstanding  anything  contained  herein  to the  contrary,  any  successor
Servicer,  including the Master  Servicer acting as successor  Servicer,  is authorized to accept and rely on all of the  accounting,  records  (including  computer  records) and work of the  predecessor  Servicer relating to the related Mortgage Loans  (collectively,  the "Predecessor  Servicer Work Product")  without any audit or other examination  thereof,  and the successor  Servicer shall have no duty,  responsibility, obligation  or  liability  for  the  acts  and  omissions  of any  predecessor  Servicer.  If  any  error, inaccuracy,  omission or incorrect or non-standard practice or procedure  (collectively,  "Errors") exists in any  Predecessor  Servicer  Work  Product and such Errors make it more  difficult  to service or should cause or contribute to the successor  Servicer making or continuing any Errors  (collectively,  "Continued
Errors"),  the successor  Servicer shall have no duty or responsibility  for such Continued Errors. In the event that the successor  Servicer  becomes aware of Errors or Continued  Errors,  the successor  Servicer shall use  commercially  reasonable  efforts to reconstruct and reconcile such data to correct such Errors and Continued Errors and to prevent future  Continued  Errors.  The Master Servicer as successor  Servicer shall be entitled to recover its costs thereby as transition  expenses in accordance  with Section 3.25(c)
hereof.

                  Section 3.26      Power to Act; Procedures.

                  The Master  Servicer  shall master  service the Mortgage Loans and shall have full power and authority,  subject to the REMIC Provisions and the provisions of Article X hereof,  to do any and all
things  that  it  may  deem  necessary  or  desirable  in  connection   with  the  master   servicing  and
administration  of the  Mortgage  Loans,  including  but not  limited  to the power and  authority  (i) to execute and deliver, on behalf of the  Certificateholders  and the Trustee,  customary consents or waivers and other  instruments  and  documents,  (ii) to  consent  to  transfers  of any  Mortgaged  Property  and assumptions  of the Mortgage  Notes and related  Mortgages,  (iii) to  collect any Insurance  Proceeds and
Liquidation  Proceeds,  and (iv) to  effectuate  foreclosure  or other  conversion of the ownership of the
Mortgaged  Property  securing any Mortgage  Loan, in each case, in accordance  with the provisions of this

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Agreement;   provided,   however,   that  the  Master  Servicer  shall  not  (and,   consistent  with  its
responsibilities  under Section 3.25,  shall not permit any Servicer to) and each Servicer  agrees that it will not knowingly or  intentionally  take any action,  or fail to take (or fail to cause to be taken) any action  reasonably  within its control and the scope of duties more  specifically set forth herein,  that, under the REMIC  Provisions,  if taken or not taken,  as the case may be, would cause the Trust to fail to qualify as a REMIC or result in the  imposition of a tax upon the Trust  (including but not limited to the tax on prohibited  transactions as defined in Section  860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section  860G(d) of the Code)  unless the Master  Servicer has received an Opinion of Counsel  (but not at the expense of the Master  Servicer)  to the effect that the  contemplated  action would  not cause the Trust to fail to  qualify  as a REMIC or result in the  imposition  of a tax upon the
Trust.  The Trustee  shall furnish the Master  Servicer,  upon written  request from a Servicing  Officer, with any powers of  attorney  empowering  the Master  Servicer  or any  Servicer  to execute  and  deliver instruments  of  satisfaction  or  cancellation,  or of  partial  or full  release  or  discharge,  and to foreclose  upon or  otherwise  liquidate  Mortgaged  Property,  and to appeal,  prosecute or defend in any court  action  relating  to the  Mortgage  Loans  or the  Mortgaged  Property,  in  accordance  with  this
Agreement,  and the Trustee shall  execute and deliver such other  documents,  as the Master  Servicer may request,  to enable the Master  Servicer to master service and administer the Mortgage Loans and carry out its duties  hereunder,  in each case in  accordance  with Accepted  Master  Servicing  Practices  (and the
Trustee  shall have no liability  for misuse of any such powers of attorney by the Master  Servicer or any
Servicer).  If the Master  Servicer  or the Trustee  has been  advised  that it is likely that the laws of the state in which  action is to be taken  prohibit  such  action if taken in the name of the  Trustee  or that the Trustee  would be  adversely  affected  under the "doing  business"  or tax laws of such state if such action is taken in its name, the Master  Servicer  shall join with the Trustee in the  appointment of a co-trustee  pursuant to Section 9.09 hereof.  In the  performance  of its duties  hereunder,  the Master
Servicer shall be an independent  contractor and shall not,  except in those  instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

                                                ARTICLE IV

                                        SERVICER'S MONTHLY REPORTS

                  Section 4.01      Servicer's Monthly Reports.

                  On or prior to the 10th  calendar  day of each month (or, if such  calendar day is not a
Business  Day, the  immediately  succeeding  Business  Day),  each  Servicer  shall  deliver to the Master
Servicer a Servicer's  Certificate  in substance and format  mutually  acceptable to each Servicer and the
Master Servicer  setting forth the  information  necessary in order for the Master Servicer to perform its reporting obligations under this Agreement.

                                                ARTICLE V

                              PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                                           REMIC ADMINISTRATION

                  Section 5.01      Distributions.   On  each  Distribution  Date,  based  solely  on  the
information  provided to the  Certificate  Administrator  by the Master  Servicer and the  Servicers,  the

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Certificate  Administrator  shall distribute out of the Upper-Tier  Certificate Account or the Certificate
Account, as applicable (to the extent funds are available therein),  to each  Certificateholder  of record on the related Record Date (other than as provided in  Section 10.01  respecting  the final  distribution)
by wire  transfer  to the  account  at a bank or other  depository  institution  having  appropriate  wire transfer facilities specified in writing by such  Certificateholder  to the Certificate  Administrator or,
if no such prior written wire transfer  instruction  has been provided to the  Certificate  Administrator, by check mailed to such  Certificateholder  entitled to receive a distribution on such  Distribution  Date at the  address  appearing  in the  Certificate  Register,  or by such  other  means  of  payment  as such
Certificateholder   and  the  Certificate   Administrator  shall  agree  upon,  such   Certificateholder's
Percentage  Interest in the amount to which the related  Class of  Certificates  is entitled in accordance with the priorities set forth below in Section 5.02.

                  None of the Holders of any Class of  Certificates,  the Depositor,  the Master Servicer,
the Servicers,  the Certificate  Administrator or the Trustee shall in any way be responsible or liable to
Holders of any Class of Certificates  in respect of amounts  properly  previously  distributed on any such
Class.

                  Section 5.02      Priorities of Distributions.

                  (a)      On each  Distribution  Date,  based solely on the  information  provided to the
Certificate  Administrator by the Master Servicer and the Servicers,  the Certificate  Administrator shall withdraw  from the  Certificate  Account  (to the extent  funds are  available  therein)  (1) the  amounts payable to the Certificate  Administrator  pursuant to Section  3.11(c)(i) and shall pay such funds to the
Certificate  Administrator and (2) the Pool Distribution  Amount for each Loan Group, and shall apply such funds,  first, to distributions in respect of the Uncertificated  Lower-Tier Regular Interests for deposit in the Upper-Tier  Certificate  Account, as specified in this Section 5.02(a) and then from the Upper-Tier
Certificate  Account to  distributions  on the  Certificates,  paying  priorities (i) through (ii) to each
Group from the  applicable  Pool  Distribution  Amount and  priorities  (iii) and (iv) from the  remaining combined Pool Distribution Amounts, in the following order of priority and to the extent of such funds:

                  (i)      to each Class of Senior  Certificates of such Loan Group,  an amount  allocable to interest  equal to the Interest  Distribution  Amount for such Class and any  shortfall  being allocated  among such Classes in  proportion  to the amount of the Interest  Distribution  Amount that would have been distributed in the absence of such shortfall;
                  (ii)     to the Senior  Certificates of a Group, in an aggregate amount up to the Senior
         Principal  Distribution  Amount for such Group,  such  distribution  to be  allocated  among such
         Classes in accordance with Section 5.02(b);

                  (iii)    to each Class of Subordinate  Certificates,  subject to paragraph (d) below, in the following order of priority:

                           (A)      to the Class B-1  Certificates,  an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

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                           (B)      to the Class B-1 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such  Distribution  Date until the Class  Certificate  Balance thereof has been reduced to zero;

                           (C)      to the Class B-2  Certificates,  an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                           (D)      to the Class B-2 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such  Distribution  Date until the Class  Certificate  Balance thereof has been reduced to zero;

                           (E)      to the Class B-3  Certificates,  an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                           (F)      to the Class B-3 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such  Distribution  Date until the Class  Certificate  Balance thereof has been reduced to zero;

                           (G)      to the Class B-4  Certificates,  an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                           (H)      to the Class B-4 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such  Distribution  Date until the Class  Certificate  Balance thereof has been reduced to zero;

                           (I)      to the Class B-5  Certificates,  an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                           (J)      to the Class B-5 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such  Distribution  Date until the Class  Certificate  Balance thereof has been reduced to zero;

                           (K)      to the Class B-6  Certificates,  an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                           (L)      to the Class B-6 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such  Distribution  Date until the Class  Certificate  Balance thereof has been reduced to zero; and

                  (iv)     to the Holder of the Class 1-A-R  Certificates,  any amounts  remaining  in the
         Upper-Tier Certificate Account.

                  No Class of  Certificates  will be entitled  to any  distributions  with  respect to the amount  payable  pursuant to clause (ii) of the  definition  of "Interest  Distribution  Amount" after its
Class Certificate Balance has been reduced to zero.

                  All  distributions  in respect of the Interest  Distribution  Amount for a Class will be applied first with respect to the amount  payable  pursuant to clause (i) of the  definition of "Interest

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Distribution  Amount,"  and second  with  respect to the amount  payable  pursuant  to clause (ii) of such definition.

         Distributions on the  Uncertificated  Lower-Tier  Regular  Interests.  On each  Distribution Date the  Trustee  shall be deemed to  distribute  to itself,  as the holder of the  Uncertificated  Lower-Tier
Regular  Interests,  the Lower-Tier  Distribution  Amount in the amounts and with the priorities set forth in the definition thereof.

         Realized  Losses shall be allocated  among the  Uncertificated  Lower-Tier  Regular  Interests as specified in the definition of Lower-Tier Realized Losses.

         Subsequent  Recoveries shall be applied to the  Uncertificated  Lower-Tier Regular Interests in a
manner  analogous  to the  application  of  Realized  Losses  of  the  Uncertificated  Lower-Tier  Regular
Interests.

         For federal income tax purposes,  the Pass-Through  Rate for the Class B-1, Class B-2, Class B-3,
Class B-4,  Class B-5 and Class B-6  Certificates  for any  Distribution  Date shall be expressed as a per annum rate equal to the  weighted  average of the  Uncertificated  Pass-Through  Rates for  Uncertificated
Lower-Tier  Regular Interests Y-1, Y-2, Y-3 and Y-4, weighted,  for each of the foregoing  determinations, on the basis of the respective  Uncertificated  Principal Balance of each such  Uncertificated  Lower-Tier
Regular Interest (computed to eight decimal places), immediately prior to such Distribution Date.

                  (b)      (i)      With respect to the Class A Certificates of Loan Group 1:

                  On each  Distribution  Date prior to the  Senior  Credit  Support  Depletion  Date,  the amount  distributable  to the  Related  Group for Loan Group 1 pursuant  to Section  5.02(a)(ii)  for such
Distribution  Date,  will be  distributed  based solely on the  information  contained in each  Servicer's
Certificate in the following order of priority:

                  first,  to the Class 1-A-R  Certificates  in respect of  Component  I thereof  until its
Class Certificate Balance has been reduced to zero;

                  second,   concurrently,   to  the  Class   1-A-1   Certificates   and  the  Class  1-A-2
Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

                  (ii)     With respect to the Class A Certificates of Loan Group 2:

                  On each  Distribution  Date prior to the  Senior  Credit  Support  Depletion  Date,  the amount  distributable  to the  Related  Group for Loan Group 2 pursuant  to Section  5.02(a)(ii)  for such
Distribution Date, will be distributed to the Class 2-A-1 Certificates and Class 2-A-2  Certificates,  pro
rata, until their Class Certificate Balances have been reduced to zero.

                  (iii)    With respect to the Class A Certificates of Loan Group 3:

                  On each  Distribution  Date prior to the  Senior  Credit  Support  Depletion  Date,  the amount  distributable  to the  Related  Group for Loan Group 3 pursuant  to Section  5.02(a)(ii)  for such

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Distribution Date, will be distributed to the Class 3-A-1 Certificates and Class 3-A-2  Certificates,  pro
rata, until their Class Certificate Balances have been reduced to zero.

                  (iv)     With respect to the Class A Certificates of Loan Group 4:

                  On each  Distribution  Date prior to the  Senior  Credit  Support  Depletion  Date,  the amount  distributable  to the  Related  Group for Loan Group 4 pursuant  to Section  5.02(a)(ii)  for such
Distribution Date, will be distributed to the Class 4-A-1 Certificates and Class 4-A-2  Certificates,  pro
rata, until their Class Certificate Balances have been reduced to zero.

                  (v)      Notwithstanding  the foregoing,  on each  Distribution Date prior to the Senior
Credit Support  Depletion Date but on or after the date on which the aggregate Class  Certificate  Balance of the Class A Certificates of a Group have been reduced to zero,  amounts  otherwise  distributable  from the  Unscheduled  Principal  Amounts for the Related Loan Group on the  Subordinate  Certificates  will be paid as principal to the remaining  classes of Class A Certificates  in accordance with the priorities set forth for the  applicable  Group in (i),  (ii),  (iii) or (iv) above,  provided that on such  Distribution
Date (a) the Aggregate  Subordinate  Percentage for such  Distribution Date is less than twice the initial
Aggregate  Subordinate  Percentage  or  (b)  the  outstanding  principal  balance  of all  Mortgage  Loans
(including,  for this  purpose,  any Mortgage  Loans in  foreclosure  or any REO Property and any Mortgage
Loan for which the  mortgagor has filed for  bankruptcy)  delinquent  60 days or more  (averaged  over the preceding  six-month  period),  as a  percentage  of  the  aggregate  Class  Certificate  Balance  of  the
Subordinate  Certificates,  is greater  than or equal to 50%. If the Class A  Certificates  of two or more
Groups remain outstanding,  the distributions  described above will be made to the Class A Certificates of such  Groups,  pro  rata,  in  proportion  to the  aggregate  Class  Certificate  Balance  of the  Class A
Certificates  of  each  such  Group.  In  addition,  if on  any  Distribution  Date  the  aggregate  Class
Certificate  Balance of the Class A  Certificates  of a Group is greater than the Adjusted  Pool Amount of the  related  Loan  Group (any such  Group,  the  "Undercollateralized  Group"  and any such  excess,  the
"Undercollateralized  Amount"),  all amounts  otherwise  distributable  as  principal  on the  Subordinate
Certificates  pursuant to  5.02(a)(iii)(L),  (J),  (H),  (F), (D) and (B), in that order,  will be paid as principal to the Class A Certificates of the  Undercollateralized  Group in accordance with the priorities set forth for the  applicable  Group  above  under  (i),  (ii),  (iii) or (iv) until the  aggregate  Class
Certificate  Balance of the Class A  Certificates  of the  Undercollateralized  Group  equals the Adjusted
Pool Amount of the related Loan Group.  The amount of any Class Unpaid  Interest  Shortfalls  with respect to the  Undercollateralized  Group (including any Class Unpaid Interest  Shortfalls for such  Distribution
Date)  will be paid to the  Undercollateralized  Group  prior to the  payment  of any  Undercollateralized
Amount from amounts  otherwise  distributable  as principal on the  Subordinate  Certificates  pursuant to
Section  5.02(a)(iii)(L),  (J),  (H),  (F),  (D) and (B), in that order:  such amount will be paid to such
Undercollateralized  Group in accordance  with the priorities set forth in Section  5.02(a)(i) up to their
Interest  Distribution  Amounts for such Distribution Date. If two or more Groups are  Undercollateralized
Groups,  the  distributions  described  above will be made, pro rata, in proportion to the amount by which the  aggregate  Class  Certificate  Balance of the Class A  Certificates  of each such Group  exceeds  the
Adjusted Pool Amount of the related Loan Group.

                  On each  Distribution  Date on or  after  the  Senior  Credit  Support  Depletion  Date, notwithstanding  the allocation and priority set forth above, the portion of the Pool Distribution  Amount

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with respect to a Loan Group  available to be distributed as principal of the Class A Certificates  of the
Related Group shall be distributed  concurrently,  as principal,  on such Classes,  pro rata, on the basis of their respective Class Certificate  Balances,  until the Class Certificate Balances thereof are reduced to zero.

                  (c)      On each  Distribution  Date,  Accrued  Certificate  Interest  for each Class of
Certificates  for such  Distribution  Date shall be reduced by such Class's pro rata share,  based on such
Class's  Interest  Distribution  Amount for such  Distribution  Date,  without  taking  into  account  the allocation made by this Section 5.02(c),  of (A) Non-Supported  Interest  Shortfalls,  and (B) each Relief
Act  Reduction  incurred  during the calendar  month  preceding  the month of such  Distribution  Date. In addition,  on each  Distribution  Date on and after the Senior  Credit  Support  Depletion  Date,  Accrued
Certificate  Interest for each Class of Certificates  relating to a Loan Group for such  Distribution Date also shall be reduced by such Class's pro rata share, based on such Class's Interest  Distribution  Amount for such Distribution  Date,  without taking into account the allocation made by this Section 5.02(c),  of any Realized Loss on a Mortgage Loan in the Related Loan Group allocable to interest.

                  (d)      Notwithstanding the priority and allocation contained in Section  5.02(a)(iii), if with respect to any Class of Subordinate  Certificates on any  Distribution  Date, (i) the aggregate of the Class Certificate  Balances  immediately prior to such Distribution Date of all Classes of Subordinate
Certificates  which  have a higher  numerical  Class  designation  than such  Class,  divided  by (ii) the aggregate Pool Stated Principal  Balance for all Loan Groups  immediately  prior to such Distribution Date
(the "Fractional  Interest") is less than the Original  Fractional Interest for such Class, no Unscheduled
Principal  Payments will be made to any Classes  junior to such Class (the  "Restricted  Classes") and the
Class  Certificate  Balances of the Restricted  Classes will not be used in determining the Pro Rata Share for  the  Subordinate  Certificates  that  are  not  Restricted  Classes.  Any  funds  remaining  will  be distributed in the order provided in Section 5.02(a)(iii).

                  Section 5.03      Allocation of Losses.

                  (a)      On or prior to the 10th calendar day of each month,  each Servicer shall inform the Master  Servicer in writing with respect to each Mortgage  Loan it services:  (1) whether any Realized
Loss is a Deficient  Valuation  or a Debt Service  Reduction,  (2) of the amount of such loss or Deficient
Valuation,  or of the terms of such  Debt  Service  Reduction  and (3) of the  total  amount  of  Realized
Losses.  The Master Servicer shall provide such  information to the Certificate  Administrator  and, based on such  information,  the  Certificate  Administrator  shall  determine  and allocate the total amount of
Realized  Losses with  respect to the related  Distribution  Date.  Realized  Losses shall be allocated to the Certificates by a reduction in the Class  Certificate  Balances of the designated  Classes pursuant to
Section 5.03(b) below.

                  (b)      The Class  Certificate  Balance of the Class of Subordinate  Certificates  then outstanding with the highest  numerical Class  designation  shall be reduced on each  Distribution Date by the  amount,  if any,  necessary  such  that  the  aggregate  of the  Class  Certificate  Balances  of all outstanding  Classes  of  Certificates  (after  giving  effect  to  the  amount  to  be  distributed  as a distribution  of principal and the  allocation of Realized  Losses on such  Distribution  Date) equals the sum of the Adjusted Pool Amounts for such Distribution Date.

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                  After the Senior Credit Support  Depletion Date, the Class  Certificate  Balances of the
Senior  Certificates  of the Related  Loan Group in the  aggregate  shall be reduced on each  Distribution
Date by the amount,  if any, by which the aggregate of the Class  Certificate  Balances of all outstanding
Senior  Certificates  of such Related Loan Group (after giving effect to the amount to be distributed as a distribution  of principal  and the  allocation  of Realized  Losses on the Mortgage  Loans in the Related
Loan Group on such  Distribution  Date)  exceeds  the  Adjusted  Pool  Amount for such Loan Group and such
Distribution Date.

                  Any such reduction  shall be allocated  among the Classes of Senior  Certificates of the
Related Group pro rata based on the Class  Certificate  Balances  immediately  prior to such  Distribution
Date.

                  (c)      Any Realized Loss allocated to a Class of  Certificates or any reduction in the
Class  Certificate  Balance  of a Class  of  Certificates  pursuant  to  Section  5.03(b)  above  shall be allocated  among the  Certificates  of such Class pro rata in  proportion to their  respective  Percentage
Interests.

                  (d)      The  calculation  of the amount to be  distributed as principal to any Class of
Certificates with respect to a Distribution Date (the "Calculated  Principal  Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution  Date;  provided,  however,  that the actual  distribution  of  principal  to the  Classes  of  Certificates  shall  be made  subsequent  to the allocation  of Realized  Losses for such  Distribution  Date.  In the event that after the  allocation  of
Realized  Losses  for  a  Distribution  Date,  the  Calculated  Principal  Distribution  for  a  Class  of
Subordinated  Certificates is greater than the Class  Certificate  Balance of such Class, the excess shall be distributed  pro rata to the Classes of Subordinate  Certificates  in accordance  with their  remaining
Class Certificate Balances.

                  (e)      After the Senior Credit Support  Depletion  Date, on any  Distribution  Date on
which the Class 1-A-2 Loss Allocation  Amount is greater than zero, the Class  Certificate  Balance of the
Class 1-A-2  Certificates will be reduced by the Class 1-A-2 Loss Allocation  Amount and,  notwithstanding
Section 5.03(b),  the Class  Certificate  Balance of the Class 1-A-1  Certificates  will not be reduced by the  Class  1-A-2  Loss  Allocation  Amount.  After the  Senior  Credit  Support  Depletion  Date,  on any
Distribution  Date on which the Class  2-A-2  Loss  Allocation  Amount is  greater  than  zero,  the Class
Certificate  Balance of the Class 2-A-2  Certificates  will be reduced by the Class 2-A-2 Loss  Allocation
Amount  and,  notwithstanding  Section  5.03(b),  the  Class  Certificate  Balances  of  the  Class  2-A-1
Certificates  will not be  reduced by the Class  2-A-2 Loss  Allocation  Amount.  After the Senior  Credit
Support  Depletion  Date,  on any  Distribution  Date on which the Class 3-A-2 Loss  Allocation  Amount is greater than zero, the Class  Certificate  Balance of the Class 3-A-2  Certificates will be reduced by the
Class 3-A-2 Loss Allocation Amount and,  notwithstanding  Section 5.03(b),  the Class Certificate  Balance
of the Class 3-A-1  Certificates  will not be reduced by the Class  3-A-2 Loss  Allocation  Amount.  After the  Senior  Credit  Support  Depletion  Date,  on any  Distribution  Date on which the Class  4-A-2  Loss
Allocation  Amount is greater than zero,  the Class  Certificate  Balance of the Class 4-A-2  Certificates
will be reduced by the Class  4-A-2 Loss  Allocation  Amount and,  notwithstanding  Section  5.03(b),  the
Class  Certificate  Balance of the Class  4-A-1  Certificates  will not be reduced by the Class 4-A-2 Loss
Allocation Amount.

                                                    84

                  (f)      If,  after  taking into  account  any  Subsequent  Recoveries,  the amount of a
Realized Loss is reduced,  the amount of such Subsequent  Recoveries will be applied to increase the Class
Certificate  Balance of the Class of  Certificates  with the highest  payment  priority to which  Realized
Losses have been  allocated,  but not by more than the amount of Realized Losses  previously  allocated to that  Class of  Certificates  pursuant  to this  Section  5.03.  The  amount of any  remaining  Subsequent
Recoveries will be applied to sequentially  increase the Class  Certificate  Balance of the  Certificates,
beginning  with the Class of  Certificates  with the next highest  payment  priority,  up to the amount of such  Realized  Losses  previously  allocated  to such Class or Classes of  Certificates  pursuant to this
Section  5.03.  Holders of such  Certificates  will not be entitled to any  payments in respect of current interest on the amount of such increases for any Interest Accrual Period  preceding the Distribution  Date on which such increase  occurs.  Any such increases shall be applied to the Class  Certificate  Balance of each Certificate of such Class in accordance with its respective Fractional Interest.

                  (g)      Notwithstanding  any other provision of this Section 5.03, no Class Certificate
Balance of a Class will be increased on any Distribution Date such that the Class  Certificate  Balance of such Class exceeds its Initial Class Certificate  Balance less all  distributions of principal  previously distributed in respect of such Class on prior Distribution Dates.

                  Section 5.04      Statements to Certificateholders.

                  (a)      Prior  to  the  Distribution  Date  in  each  month,   based  solely  upon  the
information  provided to the  Certificate  Administrator  by the Master  Servicer  and on each  Servicer's
Certificate  delivered to the Master  Servicer  pursuant to Section 4.01,  the  Certificate  Administrator shall  prepare and make  available a statement  as to the  distributions  to be made on such  Distribution
Date containing the following information with respect to such Distribution Date:

                  (i)      the  date  of such  Distribution  Date  and the  Determination  Date  for  such
         Distribution Date;

                  (ii)     for each Class, the applicable Record Date and Interest Accrual Period;

                  (iii)    for each Loan Group, the amount allocable to principal,  separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

                  (iv)     for each Loan  Group,  the  amount  allocable  to  interest,  any Class  Unpaid
         Interest  Shortfall  included  in such  distribution  and any  remaining  Class  Unpaid  Interest
         Shortfall after giving effect to such distribution;

                  (v)      if the  distribution  to the Holders of such Class of Certificates is less than the full  amount  that would be  distributable  to such  Holders if there were  sufficient  funds available  therefor,  the amount of the shortfall and the allocation thereof as between principal and interest;

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                  (vi)     the Class  Certificate  Balance  of each  Class of  Certificates  after  giving effect to the distribution of principal on such Distribution Date;

                  (vii)    for each Loan  Group,  the Pool  Stated  Principal  Balance  for the  following
         Distribution Date;

                  (viii)   for each Group,  the Senior  Percentage and the Subordinate  Percentage for the
         following   Distribution  Date  and  the  Total  Senior  Percentage  and  Aggregate   Subordinate
         Percentage for the following Distribution Date;

                  (ix)     the amount of the  Servicing  Fee paid to or  retained  by each  Servicer  with respect to each Loan Group and such Distribution Date;

                  (x)      the amount of the  Certificate  Administrator  Fee retained by the  Certificate
         Administrator with respect to such Distribution Date;

                  (xi)     the Pass-Through  Rate for each such Class of Certificates with respect to such
         Distribution Date;

                  (xii)    for  each  Loan  Group,  the  amount  of  Periodic  Advances  included  in  the
         distribution  on  such   Distribution   Date  and  the  aggregate  amount  of  Periodic  Advances
         outstanding  as of the close of  business  on such  Distribution  Date and the amount of Periodic
         Advances reimbursed since the previous Distribution Date;

                  (xiii)   the amount of Servicing Advances made since the previous  Distribution Date and the  aggregate  amount of  Servicing  Advances  outstanding  as of the close of  business on such
         Distribution Date;

                  (xiv)    the number and aggregate  Stated  Principal  Balance of the Mortgage Loans, the
         Net WAC for each Loan Group,  the  weighted  average  remaining  term to maturity of the Mortgage
         Loans and the  cumulative  amount of Principal  Prepayments,  each as of the close of business on the last day of the calendar month preceding such Distribution Date;

                  (xv)     for each Loan Group,  the number and  aggregate  principal  amounts of Mortgage
         Loans (A) delinquent  (exclusive of Mortgage Loans in  foreclosure)  in 30-day  increments  until foreclosure  or other  disposition (B)  in  foreclosure,  as of the close of business on the last day of the calendar month preceding such Distribution Date;

                  (xvi)    for each Loan  Group,  with  respect to any  Mortgage  Loan that  became an REO
         Property during the preceding  calendar month,  the loan number and Stated  Principal  Balance of such  Mortgage  Loan as of the  close  of  business  on the  Determination  Date  preceding  such
         Distribution Date and the date of acquisition thereof;

                  (xvii)   for each  Loan  Group,  the  total  number  and  principal  balance  of any REO
         Properties as of the close of business on the  Determination  Date  preceding  such  Distribution
         Date;

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                  (xviii)  for each Loan  Group,  the Senior  Prepayment  Percentage  and the  Subordinate
         Prepayment Percentage for the following Distribution Date;

                  (xix)    for each Loan Group,  the aggregate  amount of Realized  Losses incurred during the preceding calendar month;

                  (xx)     for each Loan Group, the amount of any Subsequent Recoveries;

                  (xxi)    any  expenses  or  indemnification  amounts  paid by the  Trust,  the  specific purpose of each payment and the parties to whom such payments were made;

                  (xxii)   any material  modifications,  extensions  or waivers as to Mortgage Loan terms, fees,  penalties or payments  since the previous  Distribution  Date and  cumulatively  since the
         Cut-off Date;

                  (xxiii)  unless  such  information  is set  forth  in the  Form  10-D  relating  to such
         Distribution  Date or a prior Form 8-K and provided the Certificate  Administrator  is reasonably able to include such information on the statement,  any material breaches of representations  and warranties relating to the Mortgage Loans and any material breach of covenants hereunder; and

                  (xxiv)   the number and aggregate  principal  balance of any Mortgage Loans  repurchased by the Depositor from the Trust since the previous Distribution Date.

                  (b)      No later than each Distribution Date, the Certificate  Administrator shall make available on its website at  www.usbank.com.mbs a statement  substantially in the form of Exhibit T hereto
(the "Distribution  Date Statement")  setting forth the information set forth in Section 5.04(a) and shall make  available a copy of such  Distribution  Date  Statement to the Trustee.  Upon written  request,  the
Certificate  Administrator  shall mail a paper copy of the Distribution  Date Statement to any Person that is unable to use  www.usbank.com.mbs.  The  Certificate  Administrator  shall have the right to change the way statements are distributed in order to make such  distribution  more convenient  and/or  accessible to the  Certificateholders  and the Rating Agencies,  and the Certificate  Administrator shall provide timely notice to all regarding such changes.

                  In the case of  information  furnished  pursuant  to  clauses  (iii),  (iv) and (xii) of
Section 5.04(a),  the  amounts  shall  be  expressed  as a dollar  amount  per  Certificate  with a $1,000 denomination.

                  On each Distribution  Date, the Certificate  Administrator  shall prepare and furnish to the Financial  Market  Service,  in electronic or such other format and media mutually  agreed upon by the
Certificate  Administrator,  the Financial Market Service and the Depositor,  the information contained in the statement described in Section 5.04(a) for such Distribution Date.

                  Within  a  reasonable  period  of  time  after  the  end  of  each  calendar  year,  the
Certificate  Administrator  shall  furnish to each Person who at any time during the calendar year was the
Holder of a Certificate,  if requested in writing by such Person,  a statement  containing the information set forth in clauses (iii),  (iv) and (ix) of Section  5.04(a),  in each case aggregated for such calendar

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year or applicable  portion thereof during which such Person was a  Certificateholder.  Such obligation of the  Certificate  Administrator  shall be deemed to have been  satisfied to the extent that  substantially comparable  information  shall be provided by the Certificate  Administrator  pursuant to any requirements of the Code as from time to time in force.

                  The  Certificate  Administrator  shall  deliver to the Holders of  Certificates  and the
Trustee any reports or  information  the  Certificate  Administrator  is required by this Agreement or the
Code,  Treasury  Regulations  or REMIC  Provisions  to deliver to the  Holders  of  Certificates,  and the
Certificate  Administrator shall prepare and provide to the  Certificateholders  and the Trustee (by mail, telephone,  or publication as may be permitted by applicable  Treasury  Regulations) such other reasonable information as the  Certificate  Administrator  deems necessary or appropriate or is required by the Code,
Treasury  Regulations,  and the REMIC  Provisions  including,  but not limited to, (i)  information  to be reported to the  Holders of the  Residual  Certificates  for  quarterly  notices on Schedule Q (Form 1066)
(which  information  shall be  forwarded to the Holders of the Residual  Certificates  by the  Certificate
Administrator),  (ii)  information to be provided to the Holders of  Certificates  with respect to amounts which should be included as interest and original  issue  discount in such Holders' gross income and (iii)
information  to be provided to all Holders of  Certificates  setting forth the  percentage of each REMIC's assets,  determined in accordance with Treasury  Regulations  using a convention,  not  inconsistent  with
Treasury  Regulations,  selected  by the  Certificate  Administrator  in  its  absolute  discretion,  that constitute  real  estate  assets  under  Section  856  of  the  Code,  and  assets  described  in  Section
7701(a)(19)(C)  of the Code;  provided,  however,  that in setting forth the  percentage of such assets of each REMIC,  nothing contained in this Agreement,  including without limitation Section 7.03 hereof, shall be interpreted to require the  Certificate  Administrator  periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate, any  Certificateholders,  or any other
Person from any adverse  federal,  state or local tax consequences  associated with a change  subsequently required to be made in the Depositor's  initial good faith  determinations  of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

                  Section 5.05      Tax Returns and Reports to Certificateholders.

                  (a)      For federal income tax purposes,  each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

                  (b)      The  Certificate  Administrator  shall  prepare or cause to be prepared,  shall cause to be timely  signed by the Trustee,  and shall file or cause to be filed with the Internal  Revenue
Service and applicable  state or local tax  authorities  income tax  information  returns for each taxable year with  respect  to each REMIC  containing  such  information  at the times and in the manner as may be required by the Code, the Treasury  Regulations  or state or local tax laws,  regulations,  or rules,  and shall  furnish  or  cause  to be  furnished  to  each  REMIC  and  the  Certificateholders the  schedules, statements  or  information  at such times and in such manner as may be required  thereby.  Within 30 days of the  Closing  Date,  the  Certificate  Administrator  shall  furnish  or cause to be  furnished  to the
Internal  Revenue  Service,  on  Form  8811  or  as  otherwise  required  by  the  Code  or  the  Treasury
Regulations,  the  name,  title,  address  and  telephone  number  of  the  person  that  Holders  of  the
Certificates may contact for tax information relating thereto,  together with such additional  information at the time or times and in the manner  required by the Code or the Treasury  Regulations.  Such  federal,

                                                    88

state,  or local income tax or  information  returns shall be signed by the Trustee,  or such other Person as may be  required  to sign such  returns by the Code,  the  Treasury  Regulations  or state or local tax laws, regulations, or rules.

                  (c)      In the  first  federal  income  tax  return of each of the  Upper-Tier  and the
Lower-Tier  REMIC for its short taxable year ending  December 31, 2007,  REMIC status shall be elected for such taxable year and all succeeding taxable years.

                  (d)      The  Certificate  Administrator  will maintain or cause to be  maintained  such records  relating to each REMIC,  including but not limited to records  relating to the income,  expenses, assets and  liabilities  of the Trust Estate,  and the initial fair market value and adjusted basis of the
Trust  Estate  property  and assets  determined  at such  intervals  as may be required by the Code or the
Treasury  Regulations,  as may be necessary to prepare the  foregoing  returns,  schedules,  statements or information.

                  Section 5.06      Tax  Matters  Person.  The Tax  Matters  Person  shall  have  the same duties with respect to each REMIC as those of a "tax  matters  partner"  under  Subchapter C of Chapter 63 of  Subtitle  F of  the  Code.  The  Seller,  as  Holder  of a  Percentage  Interest  in the  Class  1-A-R
Certificates,  is hereby  designated as the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier
REMIC.  By its  acceptance of a Class 1-A-R  Certificate,  each Holder  thereof  irrevocably  appoints the
Certificate  Administrator  to act as agent for the Tax Matters  Person for the  Upper-Tier  REMIC and the
Lower-Tier REMIC, except that the Certificate Administrator shall not be required to pay any taxes.

                  Section 5.07      Rights  of the Tax  Matters  Person in  Respect  of the  Certificate
Administrator.  The  Certificate  Administrator  shall  afford the Tax  Matters  Person,  upon  reasonable notice during normal business  hours,  access to all records  maintained by the Certificate  Administrator in respect of its duties  hereunder and access to officers of the  Certificate  Administrator  responsible for  performing  such  duties.  The  Certificate  Administrator  shall make  available  to the Tax Matters
Person such books,  documents or records relating to the Certificate  Administrator's  services  hereunder as the  Tax  Matters  Person  shall  reasonably  request.  The Tax  Matters  Person  shall  not  have  any responsibility  or liability for any action or failure to act by the Certificate  Administrator and is not obligated  to  supervise  the  performance  of the  Certificate  Administrator  under  this  Agreement  or otherwise.

                  Section 5.08      REMIC  Related  Covenants.  For as long as the Trust shall exist,  the
Trustee, the Certificate  Administrator,  the Depositor and each Servicer shall act in accordance herewith to assure  continuing  treatment of the Upper-Tier  REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC.  In particular:

                  (a)      The Trustee  shall not create,  or permit the creation of, any  "interests"  in either REMIC within the meaning of Code Section  860D(a)(2)  other than the interests  represented  by the
Regular Certificates, the Residual Certificates and the Uncertificated Lower-Tier Regular Interests.

                  (b)      Except as otherwise  provided in the Code,  (i) the Depositor and each Servicer shall not  contribute  to the Trust Estate and the  Custodian,  on behalf of the Trustee,  and the Trustee

                                                    89

shall not accept property unless  substantially all of the property held in each REMIC constitutes  either
"qualified  mortgages"  or  "permitted  investments"  as  defined  in Code  Sections  860G(a)(3)  and (5), respectively,  and (ii) no property  shall be contributed to each REMIC after the start-up day unless such contribution  would not subject  the Trust  Estate to the 100% tax on  contributions  to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

                  (c)      Except as  otherwise  provided in this  Agreement,  neither the Trustee nor the
Certificate  Administrator  shall  accept  on behalf of  either  REMIC any fee or other  compensation  for services, and none of the Certificate  Administrator,  the Trustee or any Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

                  (d)      Neither the  Servicers  nor the Trustee shall sell or permit the sale of all or any portion of the Mortgage  Loans (other than in accordance  with Sections  2.02,  2.04 or 3.14),  unless such sale is pursuant to a  "qualified  liquidation"  of the  applicable  REMIC as defined in Code Section
860F(a)(4)(A) and in accordance with Article X.

                  (e)      The  Certificate  Administrator  shall maintain books with respect to the Trust and each REMIC on a calendar year taxable year and on an accrual basis.

                  None of the  Master  Servicer,  the  Servicers,  the  Certificate  Administrator  or the
Trustee shall engage in a "prohibited  transaction" (as defined in Code Section 860F(a)(2)),  except that, with the prior  written  consent  of the  Servicer  and the  Depositor,  the  Trustee  or the  Certificate
Administrator may engage in the activities  otherwise  prohibited by the foregoing paragraphs (b), (c) and
(d);  provided that the Servicers  shall have delivered to the Trustee and the  Certificate  Administrator an Opinion of Counsel to the effect that such  transaction  will not result in the  imposition of a tax on either the Upper-Tier  REMIC or the Lower-Tier  REMIC and will not disqualify  either REMIC from treatment as a REMIC; and,  provided further,  that the Servicers shall have demonstrated to the satisfaction of the
Trustee and the  Certificate  Administrator  that such action will not adversely  affect the rights of the
Holders of the Certificates,  the Certificate Administrator,  or the Trustee and that such action will not adversely impact the rating of the Certificates.

                                                ARTICLE VI

                                             THE CERTIFICATES

                  Section 6.01      The  Certificates.   The  Classes  of  Senior   Certificates  and  the
Subordinate  Certificates  shall be  substantially  in the forms set forth in Exhibit  A-1,  Exhibit  A-2,
Exhibit B and Exhibit C, as  applicable,  and shall,  on original  issue,  be executed by the  Certificate
Administrator  and shall be  authenticated  and delivered by the Certificate  Administrator to or upon the order of the  Depositor  upon  receipt  by the  Custodian,  on behalf  of the  Trustee,  of the  documents specified in Section 2.01.  The Senior  Certificates  (other than the Class 1-A-R  Certificates)  shall be available to  investors  in interests  representing  minimum  dollar  Certificate  Balances of $10,000 and integral  multiples  of $1  in  excess  thereof.  The  Subordinate  Certificates  shall  be  available  to investors in interests  representing  minimum dollar  Certificate  Balances of $10,000 and integral dollar

                                                    90

multiples of $1 in excess  thereof  (except one  Certificate  of such Class may be issued with a different
Certificate  Balance).  Other than the 0.01%  Percentage  Interest in the Class 1-A-R  Certificates  to be
held  by the  Seller,  the  minimum  denomination  of the  Class  1-A-R  Certificates  will  be 20% of the
Percentage  Interest  of the Class  1-A-R  Certificates.  The Senior  Certificates  (other  than the Class
1-A-R  Certificates) and the Class B-1, Class B-2 and Class B-3 Certificates  shall initially be issued in book-entry  form through the  Depository  and delivered to the  Depository or its designee,  and all other
Classes of Certificates shall initially be issued in definitive, fully-registered form.

                  The  Certificates  shall be executed by manual or  facsimile  signature on behalf of the
Certificate  Administrator  by an  authorized  officer or  signatory.  Certificates  bearing the manual or facsimile  signatures of individuals who were, at the time when such  signatures were affixed,  authorized
to  sign  on  behalf  of  the  Certificate   Administrator  shall  bind  the  Certificate   Administrator,
notwithstanding  that  such  individuals  or any of them  have  ceased  to be so  authorized  prior to the execution  and  delivery of such  Certificates  or did not hold such  offices or  positions at the date of such Certificate.  No Certificate  shall be entitled to any benefit under this Agreement,  or be valid for any  purpose,  unless  such  Certificate  shall  have  been  manually  countersigned  by  the  Certificate
Administrator  substantially  in the  form  provided  for  herein,  and  such  countersignature  upon  any
Certificate  shall be conclusive  evidence,  and the only evidence,  that such  Certificate  has been duly
authenticated   and   delivered   hereunder.   All   Certificates   shall  be  dated  the  date  of  their
countersignature.

                  Section 6.02      Registration of Transfer and Exchange of Certificates.

                  (a)      The Certificate  Administrator shall cause to be kept at an office or agency in the city in which the Corporate  Trust Office of the  Certificate  Administrator  is located a Certificate
Register  in  which,  subject  to  such  reasonable  regulations  as it  may  prescribe,  the  Certificate
Administrator  shall  provide for the  registration  of  Certificates  and of transfers  and  exchanges of
Certificates  as herein  provided.  The  Certificate  Administrator  shall  initially serve as Certificate
Registrar for the purpose of  registering  Certificates  and transfers  and exchanges of  Certificates  as herein provided.

                  (b)      At the option of the  Certificateholders,  Certificates  may be  exchanged  for other Certificates of authorized  denominations of the same Class and aggregate Percentage Interest,  upon surrender of the  Certificates  to be exchanged  at any such office or agency.  Whenever any  Certificates are so  surrendered  for  exchange,  the  Certificate  Administrator  shall  execute  and the  Certificate
Administrator  shall  authenticate,  countersign and deliver the Certificates which the  Certificateholder making the exchange is entitled to receive.  Every  Certificate  presented or surrendered  for transfer or exchange  shall be duly  endorsed  by, or be  accompanied  by a written  instrument  of  transfer  in form satisfactory  to the  Certificate  Registrar  duly  executed by, the Holder  thereof or its attorney  duly authorized in writing.

                  (c)      (i)      Except  as  provided  in  paragraph  (c)(iii)  below,  the  Book-Entry
         Certificates  shall at all times remain  registered in the name of the  Depository or its nominee and at all times: (A)  registration of the Certificates may not be transferred  except to another
         Depository;   (B)  the  Depository  shall  maintain   book-entry  records  with  respect  to  the
         Certificate  Owners and with respect to ownership and transfers of such Book-Entry  Certificates;

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         (C) ownership and transfers of  registration  of the Book-Entry  Certificates on the books of the
         Depository  shall  be  governed  by  applicable  rules  established  by the  Depository;  (D) the
         Depository  may collect its usual and customary  fees,  charges and expenses from its  Depository
         Participants;  (E) the Depository shall be the  representative  of the Certificate  Owners of the
         Book-Entry  Certificates  for purposes of exercising the rights of Holders under this  Agreement, and  requests  and  directions  for  and  votes  of the  Depository  shall  not be  deemed  to be inconsistent  if they  are  made  with  respect  to  different  Certificate  Owners;  and (F) the
         Certificate  Administrator  may rely and shall be fully  protected  in relying  upon  information furnished by the  Depository  with respect to its  Depository  Participants  and furnished by the
         Depository  Participants  with respect to indirect  participating  firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

                  (ii)     All transfers by Certificate  Owners of Book-Entry  Certificates  shall be made in accordance  with the procedures  established  by the Depository  Participant or brokerage firm
         representing   such  Certificate   Owner.   Each  Depository   Participant  shall  only  transfer
         Book-Entry  Certificates  of Certificate  Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  (iii)    If (A) (1) the Depositor advises the Certificate  Administrator in writing that the  Depository  is no longer  willing or able to  properly  discharge  its  responsibilities  as
         Depository,  and (2) the  Certificate  Administrator  or the  Depositor  is  unable  to  locate a qualified  successor,  or (B) to the extent permitted by law, the Depositor at its option advises the  Certificate  Administrator  in writing that it elects to  terminate  the  book-entry  system through the  Depository,  the  Certificate  Administrator  shall notify all  Certificate  Owners, through  the  Depository,  of the  occurrence  of any  such  event  and  of the  availability  of
         definitive,   fully-registered   Certificates  (the  "Definitive  Certificates")  to  Certificate
         Owners.  Upon surrender to the  Certificate  Administrator  of the related Class of  Certificates by the Depository,  accompanied by the  instructions  from the Depository for  registration,  the
         Certificate  Administrator shall prepare the Definitive Certificates,  which will be executed and authenticated  by the  Certificate  Administrator  pursuant  to  clause  (b)  above.  None of the
         Servicers,  the Depositor,  the Certificate  Administrator or the Trustee shall be liable for any delay in delivery of such  instruction  and may  conclusively  rely on, and shall be protected in relying on, such  instructions.  The Depositor shall provide the Certificate  Administrator  with an adequate  inventory of  certificates  to  facilitate  the issuance and transfer of  Definitive
         Certificates.  Upon the  issuance  of  Definitive  Certificates,  the  Holders of the  Definitive
         Certificates shall be recognized as Certificateholders hereunder.

                  (d)      No transfer  of a Private  Certificate  shall be made  unless such  transfer is exempt from the  registration  requirements of the 1933 Act and any applicable state securities laws or is made in accordance  with the 1933 Act and such laws. In the event of any such  transfer,  (i) unless  such transfer  is made in  reliance  on Rule 144A  under the 1933 Act,  the  Certificate  Administrator  or the
Depositor may require a written  Opinion of Counsel (which may be in-house  counsel)  acceptable to and in form and substance  reasonably  satisfactory to the Certificate  Administrator and the Depositor that such transfer  may be made  pursuant  to an  exemption,  describing  the  applicable  exemption  and the  basis therefor,  from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws,  which

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Opinion of Counsel  shall not be an expense of the  Certificate  Administrator  or the  Depositor and (ii)
the Certificate  Administrator shall require a certificate from the  Certificateholder  desiring to effect such  transfer  substantially  in the form  attached  hereto as Exhibit  G-1 and a  certificate  from such
Certificateholder's  prospective  transferee  substantially in the form attached hereto either as Exhibit
G-2A or as Exhibit G-2B, which  certificates  shall not be an expense of the Certificate  Administrator or the Depositor;  provided that the foregoing  requirements  under clauses (i) and (ii) shall not apply to a transfer of a Private  Certificate  between or among the  Depositor,  the  Seller,  the  Servicers,  their affiliates  or  both.  The  Depositor  shall  provide  to any  Holder  of a  Private  Certificate  and any prospective  transferees  designated by any such Holder,  information  regarding the related  Certificates and the  Mortgage  Loans and such other  information  as shall be  necessary  to satisfy the  condition to eligibility  set forth in Rule  144A(d)(4)  for  transfer  of any such  certificate  without  registration thereof under the 1933 Act pursuant to the  registration  exemption  provided by Rule 144A.  The Holder of a Private  Certificate  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the
Master Servicer, the Certificate  Administrator,  each Servicer, the Trustee and the Depositor against any liability  that may  result  if the  transfer  is not so  exempt  or is not made in  accordance  with such federal and state laws.

                  (e)      No transfer of an ERISA Restricted  Certificate or a Residual Certificate shall be made  unless the  transferee  delivers to the  Certificate  Administrator  either (i) a  representation letter in the form of Exhibit H from the  transferee  of such  Certificate,  which  representation  letter shall not be an  expense  of the  Depositor,  the  Certificate  Administrator,  the  Trustee,  the  Master
Servicer  or the  Servicers,  or (ii) in the  case  of any  ERISA  Restricted  Certificate  presented  for registration in the name of an employee  benefit plan or arrangement,  including an individual  retirement account,  subject  to Title I of ERISA,  Section  4975 of the  Code,  or any  federal,  state or local law which is similar to Section 406 of ERISA or Section  4975 of the Code  ("Similar  Law")  (collectively,  a
"Plan"),  or a trustee or custodian of any of the foregoing,  an Opinion of Counsel for the benefit of the
Trustee,  Servicers,  the Master Servicer and the Certificate  Administrator upon which they may rely that the purchase of the ERISA  Restricted  Certificate is permissible  under local law, will not constitute or result in a non-exempt  prohibited  transaction  under  Section 406 of ERISA,  Section 4975 of the Code or
Similar Law, and will not subject the Certificate  Administrator,  the Trustee, the Master Servicer or the
Servicers  to any  obligation  or  liability  in addition to those  undertaken  in this  Agreement,  which
Opinion of Counsel  shall not be an expense of the  Certificate  Administrator,  the  Trustee,  the Master
Servicer or the Servicers.  Any transferee of an ERISA  Restricted  Certificate  that does not comply with either  clause  (i)  or  (ii)  of  the  preceding  sentence  will  be  deemed  to  have  made  one  of the representations  set forth in  Exhibit  H.  Notwithstanding  anything  else to the  contrary  herein,  any purported  transfer  of a Residual  Certificate  to or on behalf of a Plan shall be void and of no effect.
Notwithstanding  anything  else to the contrary  herein,  any  purported  transfer of an ERISA  Restricted
Certificate  to or on  behalf  of a Plan  without  the  delivery  to the  Certificate  Administrator,  the
Trustee,  the Master  Servicer and the Servicers of an Opinion of Counsel  satisfactory to the Certificate
Administrator and the Servicers as described above shall be void and of no effect.

                  None of the Trustee, the Certificate  Administrator,  the Servicers, the Master Servicer
or the  Certificate  Registrar  shall have any liability for  transfers of  Book-Entry  Certificates  made through the book-entry  facilities of the Depository or between or among any  Depository  Participants  or

                                                    93

Certificate Owners, made in violation of applicable  restrictions.  The Certificate  Administrator and the
Trustee may rely and shall be fully  protected in relying  upon  information  furnished by the  Depository with respect to its Depository  Participants and furnished by the Depository  Participants with respect to indirect  participating  firms and  Persons  shown on the books of such  indirect  participating  firms as direct or indirect Certificate Owners.

                  To the extent  permitted under  applicable law  (including,  but not limited to, ERISA), none of the Depositor,  the Certificate  Administrator,  the Master Servicer or the Trustee shall be under any liability to any Person for any registration of transfer of any ERISA  Restricted  Certificate that is in fact not  permitted by this Section  6.02 or for making any  payments  due on such  Certificate  to the
Holder  thereof or taking any other  action  with  respect to such  Holder  under the  provisions  of this
Agreement so long as the transfer was  registered  by the  Certificate  Registrar in  accordance  with the foregoing requirements.

                  (f)      Each  Person  who has or who  acquires  any  Ownership  Interest  in a Residual
Certificate  shall be deemed by the acceptance or  acquisition  of such Ownership  Interest to have agreed to be bound by the following  provisions,  and the rights of each Person acquiring any Ownership  Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i)      Each  Person  holding  or  acquiring  any  Ownership  Interest  in  a  Residual
         Certificate  shall  be  a  Permitted   Transferee  and  shall  promptly  notify  the  Certificate
         Administrator of any change or impending change in its status as a Permitted Transferee.

                  (ii)     No Person shall acquire an Ownership Interest in a Residual  Certificate unless such Ownership Interest is a pro rata undivided interest.

                  (iii)    In  connection  with any  proposed  transfer  of any  Ownership  Interest  in a
         Residual  Certificate,  the proposed  transferee shall deliver to the Certificate  Administrator, in form and substance  satisfactory  to the Certificate  Administrator,  an affidavit in the form
         of  Exhibit  I-1  hereto,   and  the  proposed   transferor  shall  deliver  to  the  Certificate
         Administrator,   in  form  and  substance  satisfactory  to  the  Certificate  Administrator,   a
         transferor certificate in the form of Exhibit I-2 hereto.

                  (iv)     Notwithstanding  the delivery of an affidavit  by a proposed  transferee  under clause  (iii)  above,  if a  Responsible  Officer  of the  Certificate  Administrator  has actual knowledge  that the  proposed  transferee  is not a  Permitted  Transferee,  no  transfer  of any
         Ownership  Interest in a Residual  Certificate to such proposed  transferee  shall be effected by the Certificate Administrator.

                  (v)      No  Ownership  Interest  in a  Residual  Certificate  may  be  purchased  by or transferred to any Person that is not a U.S.  Person,  unless (A) such Person holds such Residual
         Certificate  in connection  with the conduct of a trade or business  within the United States and furnishes  the  transferor,  the Depositor and the  Certificate  Administrator  with an effective
         Internal  Revenue  Service Form W-8ECI (or successor  thereto) or (B) the transferee  delivers to the  transferor,  the Depositor and the  Certificate  Administrator  an Opinion of Counsel from a nationally-recognized  tax counsel to the effect that such  transfer  is in  accordance  with the

                                                    94

         requirements of the Code and the regulations  promulgated  thereunder and that such transfer of a
         Residual Certificate will not be disregarded for federal income tax purposes.

                  (vi)     Any  attempted or purported  transfer of any  Ownership  Interest in a Residual
         Certificate  in violation of the  provisions  of this Section 6.02 shall be  absolutely  null and void and shall vest no rights in the purported  transferee.  If any purported  transferee  shall, in violation of the provisions of this Section 6.02,  become a Holder of a Residual  Certificate, then the prior Holder of such Residual  Certificate that is a Permitted  Transferee  shall,  upon discovery  that  the  registration  of  transfer  of such  Residual  Certificate  was not in fact permitted by this Section 6.02, be restored to all rights as Holder  thereof  retroactive  to the date of registration  of transfer of such Residual  Certificate.  The  Certificate  Administrator shall be under no  liability  to any  Person  for any  registration  of  transfer  of a  Residual
         Certificate  that is in fact not  permitted by this Section 6.02 or for making any  distributions due on such Residual  Certificate  to the Holder  thereof or taking any other action with respect to such Holder under the  provisions of the  Agreement so long as the transfer was  registered in accordance  with this Section 6.02.  The  Certificate  Administrator  and the Depositor  shall be entitled to recover  from any Holder of a Residual  Certificate  that was in fact not a Permitted
         Transferee  at the time such  distributions  were made all  distributions  made on such  Residual
         Certificate.  Any  such  distributions  so  recovered  by the  Certificate  Administrator  or the
         Depositor  shall be  distributed  and  delivered by the  Certificate  Administrator  to the prior
         Holder of such Residual Certificate that is a Permitted Transferee.

                  (vii)    If any  Person  other  than  a  Permitted  Transferee  acquires  any  Ownership
         Interest in a Residual  Certificate in violation of the  restrictions  in this Section 6.02, then the Certificate  Administrator,  based on information  provided to the Certificate  Administrator by each Servicer,  will provide to the Internal Revenue Service,  and to the Persons specified in
         Section  860E(e)(3)  and (6) of the Code,  information  needed to compute the tax  imposed  under
         Section  860E(e) of the Code on transfers of residual  interests to  disqualified  organizations.
         The expenses of the  Certificate  Administrator  under this clause (vii) shall be reimbursable by the Trust.

                  (viii)   No Ownership Interest in a Residual  Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

                  (g)      [Reserved]

                  (h)      No  service   charge   shall  be  imposed  for  any  transfer  or  exchange  of
Certificates  of any Class,  but the  Certificate  Registrar  may require  payment of a sum  sufficient to cover any tax or  governmental  charge that may be imposed in connection  with any transfer or exchange of
Certificates.

                  (i)      All  Certificates  surrendered  for transfer and exchange shall be destroyed by the Certificate Registrar in accordance with its standard procedures.

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                  Section 6.03      Mutilated,   Destroyed,  Lost  or  Stolen  Certificates.  If  (a)  any
mutilated  Certificate is surrendered to the Certificate  Registrar or the Certificate  Registrar receives evidence  to its  satisfaction  of the  destruction,  loss or theft of any  Certificate,  and (b) there is delivered to the  Certificate  Administrator,  the Trustee,  the Depositor and the  Certificate  Registrar
such security or indemnity  reasonably  satisfactory to each, to save each of them harmless,  then, in the absence of actual notice to the Certificate  Administrator,  the Trustee or the Certificate Registrar that such Certificate has been acquired by a protected purchaser,  the Certificate  Administrator shall execute and  authenticate  and the  Certificate  Registrar  shall deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new  Certificate  of the same Class and Percentage
Interest  but  bearing  a  number  not  contemporaneously  outstanding.  Upon  the  issuance  of  any  new
Certificate under this Section,  the Certificate  Registrar may require the payment of a sum sufficient to cover  any tax or other  governmental  charge  that may be  imposed  in  relation  thereto  and any  other expenses  (including  the fees  and  expenses  of the  Certificate  Registrar)  connected  therewith.  Any duplicate  Certificate  issued  pursuant  to this  Section  shall  constitute  complete  and  indefeasible evidence  of  ownership  in the  Trust,  as if  originally  issued,  whether  or not the  lost,  stolen or destroyed Certificate shall be found at any time.

                  Section 6.04      Persons  Deemed  Owners.  Prior to due  presentation  of a Certificate for registration of transfer, the Depositor,  the Servicers, the Certificate  Administrator,  the Trustee,
the Certificate Registrar and any agent of the Depositor,  the Servicers,  the Certificate  Administrator,
the  Trustee  or the  Certificate  Registrar  may  treat  the  Person  in whose  name any  Certificate  is registered  as the owner of such  Certificate  for the  purpose of  receiving  distributions  pursuant  to
Section 5.01 and for all other purposes whatsoever,  and none of the Depositor,  the Servicers, the Master
Servicer,  the  Certificate  Administrator,  the Trustee,  the  Certificate  Registrar or any agent of the
Depositor,  the  Servicers,  the  Certificate  Administrator,  the  Master  Servicer,  the  Trustee or the
Certificate Registrar shall be affected by notice to the contrary.

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                                               ARTICLE VII

                           THE DEPOSITOR, THE MASTER SERVICER AND THE SERVICERS

                  Section 7.01      Respective Liabilities of the Depositor,  the Master Servicer and the
Servicers.  The  Depositor,  the Master  Servicer  and each  Servicer  shall each be liable in  accordance herewith only to the extent of the obligations  specifically and respectively  imposed upon and undertaken by the  Depositor,  the  Master  Servicer  and  each  Servicer  herein.  By way of  illustration  and  not limitation,  the Depositor is not liable for the servicing and  administration  of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any  obligations of either  Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder  that it may,  but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

                  Section 7.02      Merger or  Consolidation  of the Depositor,  the Master Servicer or a
Servicer.  The  Depositor,  the  Master  Servicer  and each  Servicer  will each keep in full  effect  its existence,  rights and  franchises as a separate  entity under the laws  governing its  organization,  and will  each  obtain  and  preserve  its  qualification  to do  business  as a foreign  corporation  in each jurisdiction  in  which  such  qualification  is or  shall  be  necessary  to  protect  the  validity  and enforceability  of this  Agreement,  the  Certificates  or any of the  Mortgage  Loans and to perform  its respective duties under this Agreement.

                  Any Person  into which the  Depositor,  the Master  Servicer or either  Servicer  may be merged or  consolidated,  or any  corporation  resulting  from any  merger or  consolidation  to which the
Depositor,  the  Master  Servicer  or such  Servicer  shall be a party,  or any Person  succeeding  to the business  of the  Depositor,  the  Master  Servicer  or  such  Servicer,  shall  be the  successor  of the
Depositor,  the Master Servicer or the applicable  Servicer,  as the case may be,  hereunder,  without the execution  or filing of any paper or any further act on the part of any of the  parties  hereto,  anything herein to the contrary notwithstanding;  provided,  however, that the successor or surviving Person to the applicable Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

                  Section 7.03      Limitation on Liability of the Depositor,  the Master  Servicer,  the
Servicers and Others; Liability of Master Servicer and Servicers.

                  (a)      None of the  Depositor,  the Master  Servicer,  either  Servicer  or any of the directors,  officers,  employees or agents of the Depositor, the Master Servicer or of a Servicer shall be under any liability to the Trust Estate or the  Certificateholders  for any action taken or for refraining from the  taking of any action in good  faith  pursuant  to this  Agreement,  or for  errors in  judgment;
provided,  however,  that this  provision  shall not  protect  the  Depositor,  the Master  Servicer,  the
Servicers  or any such  Person  against any breach of  warranties  or  representations  made herein or any liability  which  would  otherwise  be  imposed  by  reason  of  willful  misfeasance,  bad faith or gross negligence  in the  performance  of duties or by reason of reckless  disregard of  obligations  and duties hereunder.  The  Depositor,  the Master  Servicer,  each Servicer and any director,  officer,  employee or agent of the  Depositor,  the Master  Servicer or a Servicer may rely in good faith on any document of any kind  prima  facie  properly  executed  and  submitted  by  any  Person  respecting  any  matters  arising hereunder.  The  Depositor,  the Master  Servicer,  each Servicer and any director,  officer,  employee or

                                                    97

agent of the  Depositor,  the Master  Servicer or a Servicer  shall be indemnified by the Trust Estate and held  harmless  against any loss,  liability  or expense  incurred  in  connection  with any legal  action relating to this Agreement or the Certificates,  other than any loss,  liability or expense related to any specific  Mortgage  Loan or  Mortgage  Loans  (except as any such  loss,  liability  or  expense  shall be otherwise  reimbursable  pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful  misfeasance,  bad faith or gross  negligence  in the  performance  of duties  hereunder  or by reason of reckless  disregard of  obligations  and duties  hereunder.  None of the  Depositor,  the Master
Servicer or either  Servicer  shall be under any  obligation  to appear in,  prosecute or defend any legal action which is not  incidental  to its  respective  duties under this  Agreement and which in its opinion may involve it in any expense or liability;  provided,  however,  that the Depositor,  the Master Servicer or a Servicer may in its  discretion  undertake  any such action which it may deem  necessary or desirable in respect to this  Agreement  and the rights and duties of the parties  hereto and the  interests  of the
Certificateholders  hereunder.  In such  event,  the  legal  expenses  and  costs of such  action  and any liability  resulting  therefrom  shall be expenses,  costs and  liabilities  of the Trust Estate,  and the
Depositor,  the Master  Servicer  and each  Servicer  shall be entitled to be  reimbursed  therefor out of amounts  attributable  to the  Mortgage  Loans on deposit in the  related  Servicer  Custodial  Account as provided by Section 3.11.

                  (b)      Subject  to  clause (a)  above,  each  Servicer  (except  the  Trustee if it is required to succeed the Servicer hereunder)  indemnifies and holds the Trustee,  the Master Servicer,  the
Certificate  Administrator,  the  Depositor  and the Trust  harmless  against any and all claims,  losses, penalties,  fines,  forfeitures,  reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee,  the Master  Servicer,  the Certificate  Administrator,  the Depositor
and the Trust may  sustain in any way  related to the  failure of such  Servicer to perform its duties and service the Mortgage Loans in compliance  with this  Agreement.  The related  Servicer,  the Trustee,  the
Master  Servicer,  the  Certificate  Administrator  and the Depositor  shall notify the other parties if a claim is made that may  result in such  claims,  losses,  penalties,  fines,  forfeitures,  legal  fees or related costs,  judgments,  or any other costs,  fees and expenses,  and the related Servicer shall assume
(with the  consent  of the  applicable  party)  the  defense  of any such  claim and pay all  expenses  in connection  therewith,  including  reasonable  counsel fees,  and promptly pay,  discharge and satisfy any judgment or decree which may be entered  against any  Servicer,  the  Trustee,  the Master  Servicer,  the
Certificate  Administrator,  the Depositor or the Trust in respect of such claim.  The  provisions of this
Section 7.03(b)  shall  survive  the  resignation  or removal of any  Servicer,  the  termination  of this
Agreement and the payment of the outstanding Certificates.

                  (c)      In taking or  recommending  any course of action  pursuant  to this  Agreement, unless  specifically  required to do so pursuant to this  Agreement,  a Servicer  shall not be required to investigate or make  recommendations  concerning  potential  liabilities  which the Trust might incur as a result of such course of action by reason of the  condition  of the  Mortgaged  Properties  but shall give notice to the Trustee and the Certificate Administrator if it has notice of such potential liabilities.

                  (d)      A  Servicer  shall  not be  liable  for any  acts  or  omissions  of any  other
Servicer, except as otherwise expressly provided herein.

                                                    98

                  (e)      Subject to clause (a)  above,  the Master  Servicer  indemnifies  and holds the
Trustee, the Certificate  Administrator,  the Depositor and the Trust harmless against any and all claims, losses, penalties,  fines, forfeitures,  reasonable legal fees and related costs, judgments, and any other costs,  fees and expenses that the Trustee,  the  Certificate  Administrator,  the Depositor and the Trust
may  sustain  related to the failure of the Master  Servicer to perform its duties and master  service the
Mortgage Loans in compliance  with this  Agreement.  The Master  Servicer,  the Trustee,  the  Certificate
Administrator  and the  Depositor  shall  notify  the other  parties if a claim is made that may result in such claims, losses, penalties,  fines, forfeitures,  legal fees or related costs, judgments, or any other costs,  fees and expenses,  and the Master  Servicer shall assume (with the consent of the Trustee and the
Depositor)  the  defense  of any such  claim  and pay all  expenses  in  connection  therewith,  including reasonable  counsel  fees,  and promptly  pay,  discharge  and satisfy any judgment or decree which may be entered against the Trustee,  the Master  Servicer,  the Certificate  Administrator,  the Depositor or the
Trust in respect of such claim.  The provisions of this  Section 7.03(e)  shall survive the resignation or removal of the Master  Servicer,  the  termination  of this  Agreement and the payment of the  outstanding
Certificates.

                  (f)      The Master  Servicer shall not be under any obligation to appear in,  prosecute or defend any legal  action that is not  incidental  to its duties  under this  Agreement  and that in its opinion may involve it in any expense or  liability;  provided,  however,  the Master  Servicer may in its discretion,  with  the  consent  of the  Trustee  (which  consent  shall  not be  unreasonably  withheld), undertake  any such action which it may deem  necessary or desirable  with respect to this  Agreement  and the rights and duties of the parties  hereto and the  interests of the  Certificateholders  hereunder.  In such event,  the legal expenses and costs of such action and any liability  resulting  therefrom  shall be expenses,  costs  and  liabilities  of the  Trust,  and  the  Master  Servicer  shall  be  entitled  to be reimbursed  therefor  out of the  Collection  Account as provided by Section  3.11(b)  hereof.  Nothing in this Section 7.03(f) shall affect the Master Servicer's  obligation to supervise,  or to take such actions as are necessary to ensure,  the servicing and  administration  of the Mortgage Loans pursuant to Sections
3.24 and 3.25 hereof.

                  Section 7.04      Depositor,  Master  Servicer and Servicers  Not to Resign.  Subject to
the provisions of Section 7.02,  none of the Depositor,  the Master  Servicer or any Servicer shall resign from its  respective  obligations  and duties  hereby  imposed on it except  upon  determination  that its duties hereunder are no longer  permissible  under applicable law. Any such  determination  permitting the resignation  of the  Depositor,  the Master  Servicer or a Servicer  shall be  evidenced  by an Opinion of
Counsel to such effect  delivered to the Trustee and the Certificate  Administrator.  No such  resignation by a Servicer  shall  become  effective  until the Master  Servicer  or a  successor  Servicer  shall have assumed such Servicer's  responsibilities  and obligations in accordance with Section 8.05 hereof,  and no such  resignation  by the  Master  Servicer  shall  become  effective  unless  and until  the  Certificate
Administrator shall also resign and be removed in accordance with Section 9.06 hereof.

                  Section 7.05      Successor  Master  Servicer.  If the  Master  Servicer  shall  for any reason no longer be the Master  Servicer  (including by reason of an Event of Default),  the Trustee shall thereupon  assume,  if it so elects,  or shall appoint a successor  Master Servicer to assume,  all of the rights and obligations of such Master Servicer  hereunder arising  thereafter  (except that the Trustee or any  successor  Master  Servicer  shall not be (a) liable for any acts or  omissions  of such  predecessor

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Master  Servicer  hereunder,  (b)  obligated  to  make  Advances  if it is  prohibited  from  doing  so by applicable  law, (c) deemed to have made any  representations  or  warranties of such  predecessor  Master
Servicer  hereunder,  (d) fund any losses on any Permitted  Investment directed by such predecessor Master
Servicer,  or (e)  obligated to perform any  obligation  of the Master  Servicer  under  Section  12.06 or
Section  12.08 with  respect to any  period of time  during  which the  Trustee or such  successor  Master
Servicer  was not acting as the Master  Servicer).  Any such  assumption  shall be subject to Section 8.05 hereof and shall require the removal of the  Certificate  Administrator  in  accordance  with Section 9.06 hereof.

                  In connection  with the  appointment of any successor  master servicer or the assumption of the duties of the Master  Servicer,  the Trustee may make such  arrangements  for the  compensation  of such  successor  master  servicer out of payments on the Mortgage  Loans as the Trustee and such successor master  servicer shall agree.  Notwithstanding  the  foregoing,  the  compensation  payable to a successor master  servicer may not exceed the  compensation  which the Master  Servicer  would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

                  All costs  incurred in connection  with the  transition  of the master  servicing to the
Trustee or the successor Master Servicer shall be paid by the predecessor  Master Servicer,  and if not so paid  shall be  reimbursed  to the  Trustee  by the Trust.  If the  Trustee  is acting as Master  Servicer pursuant to either  Section  7.04 or Section  8.05,  all costs  incurred  by the Trustee  acting as Master
Servicer in connection  with the  transition of master  servicing  from the Trustee to a successor  Master
Servicer  shall be paid by the  predecessor  Master  Servicer  from which the Trustee  took over as Master
Servicer  pursuant to either  Section 7.04 or Section 8.05,  and if not so paid shall be reimbursed to the
Trustee by the Trust.

                  Section 7.06      Sale and  Assignment  of Master  Servicing.  The Master  Servicer  may
sell and assign its rights and delegate  its duties and  obligations  in its  entirety as Master  Servicer under this Agreement,  and the Depositor may terminate the Master Servicer  without cause and select a new
Master Servicer;  provided,  however,  that: (i) the purchaser or transferee accepting such assignment and delegation  (a) shall be a Person  which shall be qualified  to service  mortgage  loans for Fannie Mae or
Freddie Mac; (b) shall have a net worth of not less than $10,000,000  (unless  otherwise  approved by each
Rating  Agency  pursuant to clause (ii) below);  (c) shall be reasonably  satisfactory  to the Trustee and the Depositor (as evidenced in a writing signed by the Trustee and the  Depositor);  and (d) shall execute and deliver to the Trustee an agreement,  in form and substance  reasonably  satisfactory  to the Trustee, which  contains an assumption by such Person of the due and punctual  performance  and  observance of each covenant and condition to be performed or observed by it as master  servicer  under this Agreement and any custodial  agreement  from and after the effective date of such  agreement;  (ii) each Rating Agency shall be given prior written notice of the identity of the proposed  successor to the Master Servicer,  and each
Rating  Agency's rating of the  Certificates  in effect  immediately  prior to such  assignment,  sale and delegation  will not be  downgraded,  qualified  or  withdrawn  as a result of such  assignment,  sale and delegation,  as  evidenced by a letter to such effect  delivered  to the Master  Servicer and the Trustee;
(iii) the Master  Servicer  assigning  and selling the master  servicing  shall  deliver to the Trustee an
Officer's  Certificate  and an  Opinion  of  Counsel  addressed  to the  Trustee,  each  stating  that all conditions  precedent  to such  action  under  this  Agreement  have  been  completed  and such  action is permitted  by and  complies  with the terms of this  Agreement;  (iv) in the event the Master  Servicer is

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terminated  without cause by the  Depositor,  the Depositor  shall pay the  terminated  Master  Servicer a termination  fee equal to 0.25% of the aggregate  Stated  Principal  Balance of the Mortgage  Loans at the
time the master servicing of the Mortgage Loans is transferred to the successor  Master Servicer;  and (v)
the  Certificate  Administrator  shall also resign and be removed in accordance  with Section 9.06 hereof.
No such  assignment or delegation  shall affect any rights or liabilities of the Master  Servicer  arising prior to the effective date thereof.

                                               ARTICLE VIII

                                                 DEFAULT

                  Section 8.01      Events of Default.  If any one of the  following  events  ("Events of
Default") shall occur and be continuing:

                  (a)      any  failure by the Master  Servicer  or a Servicer  to deposit  amounts in the
Certificate Account,  Collection Account or the related Servicer Custodial Account,  respectively,  in the amount and manner provided herein so as to enable the Certificate  Administrator  to distribute to Holders of Certificates  any payment  required to be made under the terms of such  Certificates and this Agreement which  continues  unremedied  for a period of three (3)  Business  Days after the date upon which  written notice of such failure shall have been given to the Master Servicer or such Servicer; or

                  (b)      failure on the part of the  Master  Servicer  or a Servicer  duly to observe or perform  in any  material  respect  any other  covenants  or  agreements  of the Master  Servicer  or such
Servicer set forth in the  Certificates  or in this  Agreement,  which  covenants and agreements  continue unremedied for a period of 30 days after the date on which written  notice of such failure,  requiring the same to be  remedied,  shall have been given to the Master  Servicer or such  Servicer by the  Certificate
Administrator,  the Trustee or the Depositor,  or to the Master  Servicer,  the Servicers,  the Depositor,
the  Certificate  Administrator  and the Trustee by the Holders of Certificates  evidencing  Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

                  (c)      any breach of a  representation  or  warranty  made by a Servicer or the Master
Servicer  under  this   Agreement,   which   materially  and  adversely   affects  the  interests  of  the
Certificateholders,  and which  breach  continues  unremedied  for a period  of 30 days  after the date on which  written  notice of such breach,  requiring  the same to be remedied,  shall have been given to such
Servicer by the Master  Servicer,  the  Certificate  Administrator,  the Trustee or the Depositor,  to the
Master Servicer by a Servicer,  the Depositor,  the Certificate  Administrator  or the Trustee,  or to the
Servicers,  the Master  Servicer,  the Depositor,  the  Certificate  Administrator  and the Trustee by the
Holders  of  Certificates  evidencing  Voting  Rights  aggregating  not less than 25% of all  Certificates affected thereby; or

                  (d)      the entry of a decree or order by a court or  agency or  supervisory  authority having  jurisdiction in the premises for the  appointment of a conservator,  receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar  proceedings  against the Master  Servicer  or a  Servicer,  or for the winding up or  liquidation  of the Master  Servicer or a

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Servicer's  affairs,  and the  continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (e)      the  consent  by the Master  Servicer  or a Servicer  to the  appointment  of a conservator or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar  proceedings of or relating to the Master  Servicer or a Servicer or of or relating to  substantially  all of its property;  or the Master  Servicer or a Servicer  shall admit in writing its inability  to pay its debts  generally  as they  become  due,  file a petition  to take  advantage  of any applicable insolvency or reorganization  statute, make an assignment for the benefit of its creditors,  or voluntarily suspend payment of its obligations; or

                  (f)      the failure by the Master  Servicer or a Servicer to duly  perform,  within the required time period, its obligations under Article XII;

then,  and in each and every  such case  (other  than an Event of Default  described  in clause (a) hereof regarding a failure to make  required  Periodic  Advances),  (i) so long as an Event of Default in respect of a Servicer shall not have been remedied by the  applicable  Servicer,  the Master  Servicer may, and at the direction of the Holders of  Certificates  evidencing  Voting Rights  aggregating not less than 51% of all Certificates  affected thereby shall, by notice then given in writing to such Servicer,  terminate all of the rights and  obligations  of such  Servicer  under  this  Agreement  and (ii) so long as an Event of
Default in respect of the Master  Servicer  shall not have been  remedied by the Master  Servicer,  either the Trustee or the Depositor may, and at the direction of the Holders of  Certificates  evidencing  Voting
Rights  aggregating not less than 51% of all Certificates  affected thereby shall, by notice then given in writing to the Master Servicer (and to the Trustee,  if given by the Depositor,  and to the Depositor,  if given by the  Trustee),  terminate all of the rights and  obligations  of the Master  Servicer  under this
Agreement.  If an Event of Default  described  in clause (a) hereof  regarding a failure to make  required
Periodic  Advances  shall  occur in respect of a Servicer,  the Master  Servicer  shall,  by notice to the related  Servicer,  terminate all of the rights and  obligations of such Servicer under this Agreement and the Master  Servicer,  as  successor  Servicer,  or another  successor  Servicer  appointed  by the Master
Servicer  pursuant to Section 8.05,  shall make the Periodic  Advance  which such Servicer  failed to make
(subject to the Master Servicer's  determination as to the  recoverability of such Periodic  Advance).  If an Event of  Default  described  in clause  (a)  hereof  regarding  a failure  to make  required  Periodic
Advances  shall  occur in respect of the  Master  Servicer,  the  Trustee  shall,  by notice to the Master
Servicer,  terminate all of the rights and  obligations  of the Master  Servicer  under this Agreement and the Trustee,  as successor  Servicer,  or another successor Servicer  appointed by the Trustee,  acting as successor  Master  Servicer,  pursuant to Section 8.05,  shall make the Periodic  Advance which the Master
Servicer failed to make.

                  On or after the receipt by a Servicer  of a written  notice of  termination  pursuant to this Section 8.01,  all authority and power of such Servicer  under this  Agreement,  whether with respect to the  Certificates  or the  Mortgage  Loans or  otherwise,  shall  pass to and be vested  in the  Master
Servicer (or in the successor  Servicer  appointed by the Depositor,  for an Event of Default  pursuant to
Section  8.01(f)),  subject to Sections  3.25 and 8.05 hereof,  pursuant to and under this  Section  8.01, unless and until such time as the Master  Servicer,  if  applicable,  shall  appoint a successor  Servicer pursuant to Section  8.05,  and,  without  limitation,  the Master  Servicer  (or the  successor  Servicer appointed  by the  Depositor,  as the case may be) is hereby  authorized  and  empowered  to  execute  and

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deliver, on behalf of such Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other instruments,  and to do or  accomplish  all other acts or things  necessary or  appropriate  to effect the purposes of such notice of  termination.  Each Servicer  agrees to cooperate with the Master  Servicer (or the successor  Servicer  appointed by the Depositor,  as the case may be) in effecting the  termination of the responsibilities and rights of such Servicer hereunder,  including,  without limitation,  the transfer to the Master  Servicer (or the successor  Servicer  appointed by the Depositor,  as the case may be), for the  administration  by it, of all  amounts  that have been  deposited  by such  Servicer  in the  related
Servicer Custodial Account or thereafter received by such Servicer with respect to the Mortgage Loans.

                  The Master Servicer (or the successor Servicer  appointed by the Depositor,  as the case may be) shall be entitled to be  reimbursed  by the Servicer  (or by the Trust,  if the Servicer is unable to  fulfill  its  obligations  hereunder)  for all  costs  associated  with  the  transfer  of  servicing, including,  without  limitation,  any costs or  expenses  associated  with the  complete  transfer  of all servicing data and the  completion,  correction or  manipulation of such servicing data as may be required by the Master  Servicer (or the  successor  Servicer  appointed by the  Depositor,  as the case may be) to correct any errors or  insufficiencies  in the servicing  data or otherwise to enable the Master  Servicer
(or the successor Servicer  appointed by the Depositor,  as the case may be) to service the Mortgage Loans properly and effectively.

                  If the Master Servicer acts as a successor  Servicer,  it shall not assume liability for the  representations  and  warranties  of the Servicer  that it replaces.  The Master  Servicer  shall use reasonable  efforts  to  have  any  successor  Servicer  assume  liability  for  the  representations  and warranties made by the terminated Servicer.

                  On or after the  receipt  by the  Master  Servicer  of a written  notice of  termination pursuant to this Section  8.01,  all  authority  and power of the Master  Servicer  under this  Agreement, whether with respect to the  Certificates or the Mortgage Loans or otherwise,  shall pass to and be vested in the Trustee (or in the successor  Master Servicer  appointed by the Depositor,  for an Event of Default pursuant to Section  8.01(f)),  subject to Section 8.05 hereof,  pursuant to and under this Section  8.01, unless and until such time as the Trustee shall appoint a successor  Master  Servicer  pursuant to Section
8.05, and, without  limitation,  the Trustee (or the successor Master Servicer appointed by the Depositor, as the case may be) is hereby  authorized  and  empowered to execute and deliver,  on behalf of the Master
Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other instruments,  and to do or accomplish  all other acts or things  necessary  or  appropriate  to effect the purposes of such notice of termination.  The Master  Servicer and Certificate  Administrator  agree to cooperate with the Trustee (or the  successor  Master  Servicer  appointed  by the  Depositor,  as the  case  may  be) in  effecting  the termination  of the  responsibilities  and rights of the Master  Servicer  and  Certificate  Administrator
hereunder,  including,  without limitation,  the transfer to the Trustee (or the successor Master Servicer appointed by the Depositor,  as the case may be), for the  administration  by it, of all amounts that have been  deposited by the Master  Servicer or  Certificate  Administrator  in the  Collection  Account or the
Certificate  Account or  thereafter  received by the Master  Servicer or  Certificate  Administrator  with respect to the Mortgage Loans.

                  Upon  obtaining  notice or  knowledge  of the  occurrence  of an Event of  Default,  the
Person  obtaining such notice or knowledge shall give prompt written notice thereof to  Certificateholders

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at their  respective  addresses  appearing  in the  Certificate  Register and to each Rating  Agency.  All costs and expenses  (including  attorneys'  fees) incurred in connection with  transferring  the servicing files to the  successor  Servicer and amending  this  Agreement  to reflect  such  succession  as Servicer pursuant to this Section 8.01 shall be paid by the predecessor  Servicer (or, if the predecessor  Servicer is the Master Servicer,  by the predecessor to such  predecessor,  or, if not so paid, by the Trust).  All costs and expenses  (including  attorneys'  fees)  incurred in  connection  with  transferring  the master servicing  files to the successor  Master  Servicer and amending this Agreement to reflect such succession as Master  Servicer  pursuant to this Section 8.01 shall be paid by the  predecessor  Master Servicer (or, if the predecessor Master Servicer is the Trustee,  by the predecessor to such predecessor,  or, if not so paid, by the Trust).  Notwithstanding  the  termination  of the Master  Servicer or any Servicer  pursuant hereto,  the Master  Servicer and each Servicer  shall remain liable for any causes of action  arising out of any Event of Default  relating to the Master Servicer or such Servicer,  respectively,  occurring prior to such termination.

                  The  Holders  of  Certificates  entitled  to at  least  66  2/3%  of the  Voting  Rights allocated  to the  Classes  of  Certificates  affected  by an Event  of  Default  may,  on  behalf  of all
Certificateholders,  waive any events permitting  removal of the Master Servicer as the Master Servicer or a  Servicer  as  servicer  pursuant  to this  Article VIII,  provided,  however,  that an Event of Default involving  making  a  required  distribution  on a  Certificate  may  only be  waived  by all  Holders  of
Certificates,  provided  further,  however,  that an Event of Default  under  Section  8.01(f) may only be waived with the consent of the  Depositor.  Upon any waiver of a past  default,  such default  shall cease to exist and any Event of  Default  arising  therefrom  shall be  deemed to have been  remedied  for every purpose of this  Agreement.  No such waiver shall extend to any  subsequent or other default or impair any right  consequent  thereto  except to the extent  expressly so waived.  Notice of any such waiver shall be given by the Certificate Administrator to the Rating Agencies.

                  Section 8.02      Remedies of Trustee.  During the  continuance of any Event of Default, so long as such Event of Default  shall not have been  remedied,  the  Trustee,  in addition to the rights specified in Section 8.01,  shall have the right,  in its own name as trustee of an express trust, to take all actions now or  hereafter  existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests,  and enforce the rights and remedies, of the  Certificateholders  (including the institution and prosecution of all judicial,  administrative  and other  proceedings and the filing of proofs of claim in connection  therewith).  Except as otherwise  expressly provided in this Agreement,  no remedy  provided for by this Agreement  shall be exclusive of any other remedy,  and each and every remedy shall be  cumulative  and in addition to any other  remedy and no delay or omission to exercise  any right or  remedy  shall  impair  any such  right or  remedy  or shall be  deemed  to be a waiver of any Event of
Default.

                  Section 8.03      Directions by  Certificateholders  and Duties of Trustee During Event
of Default.  During the  continuance of any Event of Default,  Holders of Certificates  evidencing  Voting
Rights  aggregating not less than 25% of each Class of Certificates  affected thereby may direct the time, method and place of conducting any proceeding for any remedy  available to the Trustee,  or exercising any trust or power  conferred  upon the Trustee  under this  Agreement;  provided,  however,  that the Trustee shall be under no  obligation  to pursue  any such  remedy,  or to  exercise  any of the  trusts or powers vested in it by this  Agreement  (including,  without  limitation,  (a) the conducting or defending of any

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administrative  action or  litigation  hereunder or in relation  hereto,  and (b) the  terminating  of the
Master  Servicer or any successor  Master  Servicer  from its rights and duties as servicer  hereunder) at the request, order or direction of any of the  Certificateholders,  unless such  Certificateholders  shall have offered to the Trustee  security or indemnity  reasonable to the Trustee against the costs,  expenses and liabilities  which may be incurred  therein or thereby and,  provided  further,  that,  subject to the provisions  of Section 9.01,  the Trustee shall have the right to decline to follow any such  direction if the Trustee,  based upon an Opinion of Counsel,  determines  that the action or proceeding so directed may not  lawfully  be taken or if the  Trustee  in good faith  determines  that the  action or  proceeding  so directed  would  involve  it in  personal  liability  or be  unjustly  prejudicial  to  the  non-assenting
Certificateholders.

                  Section 8.04      Action upon Certain Failures of the Master Servicer or a Servicer and
upon Event of Default.  In the event that a Responsible  Officer of the Certificate  Administrator  or the
Trustee  shall have actual  knowledge  of any failure of the Master  Servicer or a Servicer  specified  in
Section  8.01(a)  or (b) which  would  become  an Event of  Default  upon the  Master  Servicer's  or such
Servicer's failure to remedy the same after notice, the Certificate  Administrator or the Trustee,  as the
case may be,  shall give notice  thereof to the Master  Servicer or such  Servicer,  as  applicable.  If a
Responsible  Officer of the Certificate  Administrator  or the Trustee shall have knowledge of an Event of
Default,  the  Certificate  Administrator  or the Trustee,  as the case may be, shall give prompt  written notice thereof to the Certificateholders.

                  Section 8.05      Trustee and Master Servicer to Act; Appointment of Successors.

                  (a)      If an Event of  Default  (other  than an Event of Default  pursuant  to Section
8.01(f)) occurs with respect to the Master Servicer, the Trustee shall take action as follows:

                           (i)      On and  after  the time  the  Master  Servicer  receives  a notice  of termination  pursuant to Section 8.01,  the Trustee  shall,  subject to the provisions of Section
         7.05 hereof,  be the  successor in all respects to the Master  Servicer in its capacity as master servicer  under this  Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities  relating  thereto placed on the
         Master  Servicer by the terms and  provisions  hereof or shall  appoint a  successor  pursuant to
         Section 7.05.  Notwithstanding  anything provided herein to the contrary,  under no circumstances shall any  provision  of this  Agreement  be  construed  to require  the  Trustee,  acting in its capacity as successor to the Master  Servicer in its  obligation  to make  Advances,  to advance, expend or risk its own funds or otherwise  incur any financial  liability in the  performance  of its duties  hereunder  if it shall have  reasonable  grounds  for  believing  that such funds are non-recoverable.  Notwithstanding  the above,  the Trustee  may, if it shall be  unwilling  so to act, or shall,  if it is legally  unable so to act,  appoint,  or  petition a court of  competent jurisdiction  to appoint,  any  established  housing and home  finance  institution  having a net worth of not less than $15,000,000 as the successor to the terminated  Master Servicer  hereunder in the  assumption  of all or any part of the  responsibilities,  duties  or  liabilities  of the
         Master Servicer hereunder;  provided,  however,  that any such institution appointed as successor
         Master  Servicer shall not, as evidenced in writing by each Rating Agency,  adversely  affect the then current  rating of any Class of  Certificates  immediately  prior to the  termination of the

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         terminated  Master  Servicer.  The  appointment  of the  Trustee  or any other  successor  Master
         Servicer  shall not  affect any  liability  of the  predecessor  Master  Servicer  which may have arisen under this Agreement  prior to its termination as Master  Servicer,  nor shall the Trustee or any other  successor  Master  Servicer be liable for any acts or omissions of the  predecessor
         Master  Servicer  or  for  any  breach  by  such  predecessor  Master  Servicer  of  any  of  its representations  or  warranties  contained  herein  or in  any  related  document  or  agreement.
         Pending  appointment  of a successor to the  terminated  Master  Servicer  hereunder,  unless the
         Trustee is prohibited  by law from so acting,  the Trustee shall act in such capacity as provided above.  The Trustee and such successor  shall take such action,  consistent  with this Agreement, as shall be necessary to effectuate any such succession.

                  (b)      If an Event of  Default  (other  than an Event of Default  pursuant  to Section
8.01(f)) occurs with respect to a Servicer, the Master Servicer shall take action as follows:

                           (i)      On and  after the time a  Servicer  receives  a notice of  termination pursuant to Section 8.01, the Master  Servicer  shall,  subject to the provisions of Section 3.25 hereof,  be the  successor  in all respects to such  Servicer in its  capacity as servicer  under this  Agreement  and the  transactions  set forth or provided  for herein and shall be subject to all the  responsibilities,  duties and  liabilities  relating  thereto placed on such Servicer by the  terms and  provisions  hereof  or shall  appoint  a  successor  pursuant  to  Section  3.25.
         Notwithstanding  anything  provided  herein to the  contrary,  under no  circumstances  shall any provision of this Agreement be construed to require the Master  Servicer,  acting in its capacity as successor to a Servicer in its  obligation to make  Advances,  to advance,  expend or risk its own funds or otherwise incur any financial  liability in the performance of its duties  hereunder if it shall have reasonable  grounds for believing that such funds are  non-recoverable.  Subject to Section 8.05(b)(ii),  as compensation  therefor, the Master Servicer shall be entitled to such compensation  as the terminated  Servicer would have been entitled to hereunder if no such notice of termination had been given.  Notwithstanding  the above,  the Master Servicer may, if it shall be  unwilling  so to act, or shall,  if it is legally  unable so to act,  appoint,  or petition a
         court  of  competent   jurisdiction  to  appoint,   any  established  housing  and  home  finance
         institution  having a net worth of not less than  $15,000,000  as the successor to the terminated
         Servicer  hereunder  in the  assumption  of all or any part of the  responsibilities,  duties  or liabilities of such Servicer hereunder;  provided,  however,  that any such institution appointed as  successor  Servicer  shall not,  as  evidenced  in writing by each Rating  Agency,  adversely affect  the  then  current  rating  of  any  Class  of  Certificates  immediately  prior  to  the termination  of the terminated  Servicer.  The  appointment  of the Master  Servicer or any other successor  Servicer  shall not affect any liability of the  predecessor  Servicer  which may have arisen  under  this  Agreement  prior to its  termination  as a  Servicer,  nor shall the  Master
         Servicer or any other  successor  Servicer be liable for any acts or omissions of the predecessor
         Servicer  or for any  breach  by  such  predecessor  Servicer  of any of its  representations  or warranties  contained  herein or in any related document or agreement.  Pending  appointment of a successor to the terminated Servicer  hereunder,  unless the Master Servicer is prohibited by law from so acting,  the Master  Servicer  shall act in such capacity as provided  above.  The Master
         Servicer and such successor shall take such action,  consistent with this Agreement,  as shall be necessary to effectuate any such succession.

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                           (ii)     In  connection  with the  appointment  of a successor  Servicer or the assumption of the duties of a Servicer,  as specified in Section 8.05(b)(i),  the Master Servicer may make such  arrangements  for the  compensation  of such successor out of payments on Mortgage
         Loans serviced by the predecessor  Servicer as it and such successor  shall agree,  not to exceed the Servicing Fee Rate.

                  (c)      If an Event of Default  pursuant to Section  8.01(f)  occurs with  respect to a
Servicer or the Master  Servicer,  on and after the time such Servicer or the Master  Servicer  receives a notice of  termination  pursuant to Section 8.01,  the  successor to such Servicer or the Master  Servicer appointed  by the  Depositor  shall be the  successor  in all  respects  to such  Servicer  or the  Master
Servicer under this Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and  liabilities  relating  thereto  placed on such  Servicer or the
Master  Servicer by the terms and  provisions  hereof.  The successor to such Servicer or Master  Servicer shall be an  established  housing  and  home  finance  institution  having  a net  worth of not less  than
$15,000,000;  provided,  however,  that any such  institution  appointed as  successor  Servicer or Master
Servicer  shall not, as  evidenced  in writing by each Rating  Agency,  adversely  affect the then current rating of any Class of Certificates  immediately  prior to the  termination of the terminated  Servicer or
Master  Servicer,  as applicable.  The appointment of the successor  Servicer or Master Servicer shall not affect any  liability  of the  predecessor  Servicer or Master  Servicer,  as  applicable,  which may have arisen under this  Agreement  prior to its  termination  as a Servicer or Master  Servicer,  nor shall the successor  Servicer or Master Servicer be liable for any acts or omissions of the predecessor  Servicer or
Master Servicer,  as applicable,  or for any breach by such predecessor Servicer or Master Servicer of any of its  representations or warranties  contained herein or in any related document or agreement.  Any such successor  Servicer or Master Servicer shall take such action,  consistent  with this Agreement,  as shall be  necessary to  effectuate  any such  succession.  In  connection  with the  appointment  of a successor
Servicer or the  assumption of the duties of a Servicer,  the Master  Servicer may make such  arrangements for the  compensation  of such  successor out of payments on Mortgage  Loans  serviced by the  predecessor
Servicer as it and such successor shall agree, not to exceed the Servicing Fee Rate.

                  Section 8.06      Notification   to   Certificateholders.   Upon  any   termination   or
appointment  of a successor  to the Master  Servicer  or a Servicer  pursuant to this  Article  VIII,  the
Certificate  Administrator  shall  give  prompt  written  notice  thereof to  Certificateholders  at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

                                                ARTICLE IX

                                THE TRUSTEE AND CERTIFICATE ADMINISTRATOR

                  Section 9.01      Duties of Trustee and the Certificate Administrator.

                  (a)      The  Trustee  prior  to the  occurrence  of an  Event  of  Default  of  which a
Responsible  Officer of the Trustee shall have actual  knowledge  with respect to the Master  Servicer and after the curing or waiver of all Events of Default  with  respect to the Master  Servicer  which may have occurred,  undertakes  to perform such duties and only such duties as are  specifically  set forth in this
Agreement.  In case an Event of Default  with  respect  to the Master  Servicer  has  occurred  of which a

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Responsible  Officer of the Trustee shall have actual knowledge (which has not been cured or waived),  the
Trustee  shall  exercise such of the rights and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise as a reasonably  prudent  person  would  exercise or use under the  circumstances  in the conduct of such  person's  own affairs.  The  Certificate  Administrator  shall perform  such  duties  and only  such  duties  as are  specifically  required  of it, as set forth in this
Agreement.

                  The  Trustee  and  the  Certificate  Administrator,  upon  receipt  of all  resolutions, certificates,  statements,  opinions,  reports,  documents,  orders or other instruments furnished to such
Person which are  specifically  required to be  furnished  pursuant to any  provision  of this  Agreement, shall  examine them to determine  whether they conform to the  requirements  of this  Agreement;  provided however that neither the Trustee nor the Certificate  Administrator  shall be responsible for the accuracy or  content  of any  resolution,  certificate,  statement,  opinion,  report,  document,  order  or  other instrument  furnished by the Servicers or the  Depositor  hereunder.  If any such  instrument is found not to conform in any material respect to the  requirements of this Agreement,  the Trustee or the Certificate
Administrator,  as the case may be, shall notify the  Certificateholders  of such  instrument in the event that the Trustee or the  Certificate  Administrator,  as the case may be,  after so  requesting,  does not receive a satisfactorily corrected instrument.

                  (b)      No  provision  of this  Agreement  shall be construed to relieve the Trustee or the Certificate  Administrator  from liability for its own negligent action,  its own negligent failure to act or its own willful misfeasance; provided, however, that:

                  (i)      Prior to the  occurrence  of an Event of  Default  with  respect  to the Master
         Servicer of which a  Responsible  Officer of the Trustee shall have actual  knowledge,  and after the curing or waiver of all such  Events of Default  with  respect to the Master  Servicer  which may have occurred,  the duties and  obligations of the Trustee shall be determined  solely by the express  provisions  of this  Agreement;  neither the Trustee nor the  Certificate  Administrator shall be liable except for the  performance of such duties and  obligations  as are  specifically set  forth in this  Agreement,  no  implied  covenants  or  obligations  shall be read  into this
         Agreement against the Trustee or the Certificate  Administrator  and, in the absence of bad faith on the part of the Trustee and the  Certificate  Administrator,  the Trustee and the  Certificate
         Administrator  may  conclusively  rely, as to the truth of the statements and the  correctness of the opinions  expressed  therein,  upon any certificates or opinions furnished to the Trustee and the  Certificate  Administrator  by the Depositor,  the Master Servicer or any Servicer and which on their face, do not contradict the requirements of this Agreement;

                  (ii)     Neither  the  Trustee  (in  its  individual   capacity)  nor  the   Certificate
         Administrator  (in its individual  capacity) shall be personally  liable for an error of judgment made in good faith by any  Responsible  Officer  or other  officers  thereof,  unless it shall be proved that the Trustee or the  Certificate  Administrator,  as the case may be, was negligent in ascertaining the pertinent facts;

                  (iii)    Neither  the  Trustee  (in  its  individual   capacity)  nor  the   Certificate
         Administrator  (in its  individual  capacity)  shall be  personally  liable  with  respect to any

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         action  taken,  suffered  or  omitted  to be taken by it in good  faith  in  accordance  with the direction of Certificateholders as provided in Section 8.03;

                  (iv)     The  Trustee  shall not be charged  with  knowledge  of any default or Event of
         Default  unless a  Responsible  Officer of the Trustee  assigned to and working in the  Corporate
         Trust Office obtains  actual  knowledge of such default or Event of Default or any officer of the
         Trustee  receives  written  notice of such  default or Event of Default  at its  Corporate  Trust
         Office.  In the absence of such notice or actual knowledge,  the Trustee may conclusively  assume that there is no default or Event of Default;

                  (v)      The  Certificate  Administrator  shall not be  charged  with  knowledge  of any default (other than a default in payment to the Certificate  Administrator)  unless a Responsible
         Officer of the  Certificate  Administrator  assigned  to working in the  Corporate  Trust  Office
         obtains  actual   knowledge  of  such  failure  or  event  or  any  officer  of  the  Certificate
         Administrator  receives  written  notice of such failure or event at its  Corporate  Trust Office and in the absence of receipt of such notice or actual knowledge,  the Certificate  Administrator may conclusively assume that there is no default or Event of Default;

                  (vi)     No provision in this  Agreement  shall  require the Trustee or the  Certificate
         Administrator to expend or risk its own funds (including,  without limitation,  the making of any
         Advance  by the  Trustee  as a  successor  Master  Servicer)  or  otherwise  incur  any  personal financial  liability  in the  performance  of  any  of  its  duties  as  Trustee  or  Certificate
         Administrator  hereunder,  or in the  exercise of any of its rights or powers,  if the Trustee or the  Certificate  Administrator  shall have  reasonable  grounds for believing  that repayment of funds or adequate  indemnity against such risk or liability is not reasonably  assured to it, and none of the  provisions  contained in this  Agreement  shall in any event  require the Trustee or the  Certificate  Administrator  to perform,  or be responsible for the manner or performance of, any of the  obligations of a Servicer under this  Agreement,  except,  with respect to the Master
         Servicer,  during  such time,  if any, as the Trustee  shall be the  successor  to, and be vested with  the  rights,  duties,  powers  and  privileges  of,  the  predecessor  Master  Servicer  in accordance with the terms of this Agreement; and

                  (vii)    Neither the Certificate  Administrator nor the Trustee shall have a duty (A) to see to any  recording,  filing,  or  depositing of this  Agreement or any  agreement  referred to herein or any financing  statement or  continuation  statement,  or to see to the  maintenance of any such recording or filing or depositing or to any  rerecording,  refiling or  redepositing  of any thereof,  (B) to see to any insurance,  or (C) to see to the payment or discharge or any tax, assessment,  or other  governmental  charge or any lien or  encumbrance  of any kind  owing  with respect  to,  assessed  or levied  against,  any part of the Trust  Estate  other than from funds available in the Certificate Account.

                  Section 9.02      Certain Matters Affecting the Trustee and Certificate Administrator.

                  Except as otherwise provided in Section 9.01:

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                  (i)      Each of the  Trustee  and the  Certificate  Administrator  may request and rely upon and shall be protected in acting or refraining  from acting upon any  resolution,  Officer's
         Certificate,  certificate of auditors or any other certificate,  statement,  instrument, opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper parties;

                  (ii)     Each of the Trustee and the Certificate  Administrator may consult with counsel and any advice or Opinion of Counsel shall be full and complete  authorization  and protection in respect  of any  action  taken or  suffered  or  omitted  by it  hereunder  in good  faith and in accordance with such advice or Opinion of Counsel;

                  (iii)    Neither  the  Trustee  nor the  Certificate  Administrator  shall be under  any obligation  to  exercise  any of the  trusts  or  powers  vested  in it by this  Agreement  or to institute,  conduct or defend any  litigation  hereunder  or in relation  hereto at the  request, order  or  direction  of any of the  Certificateholders,  pursuant  to  the  provisions  of  this
         Agreement,  unless such  Certificateholders  shall have offered to the Trustee or the Certificate
         Administrator,  as the case may be, reasonable security or indemnity against the costs,  expenses and  liabilities  which may be  incurred  therein or thereby;  nothing  contained  herein  shall, however,  relieve the Trustee of the  obligation,  upon the  occurrence of an Event of Default of which a  Responsible  Officer shall have actual  knowledge  (which has not been cured or waived), to exercise  such of the rights and powers  vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise as a prudent  person would  exercise or use under the circumstances in the conduct of such person's own affairs;

                  (iv)     Neither the  Trustee  nor the  Certificate  Administrator  shall be  personally liable for any action  taken,  suffered  or omitted by it in good faith and  believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v)      Prior  to  the  occurrence  of  an  Event  of  Default  hereunder  of  which  a
         Responsible  Officer of the Trustee  shall have actual  knowledge and after the curing or waiving of all Events of Default  which may have  occurred,  the  Trustee  shall not be bound to make any investigation  into the  facts or  matters  stated  in any  resolution,  certificate,  statement, instrument,  opinion,  report, notice, request,  consent, order, approval, bond or other paper or document,  unless  requested  in  writing  so to do by  Holders  of  Certificates  of  any  Class
         evidencing,  as to such Class,  Percentage  Interests  aggregating  not less than 50%;  provided, however,  that if the payment within a reasonable  time to the Trustee of the costs,  expenses or liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the  Trustee,  not  reasonably  assured to the Trustee by the  security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity  against such expense or liability or payment of such estimated expenses as a condition to so proceeding;

                  (vi)     Prior to the  occurrence of an Event of Default  hereunder and after the curing or waiving  of all  Events of Default  which may have  occurred,  the  Certificate  Administrator

                                                    110

         shall  not be  bound  to  make  any  investigation  into  the  facts  or  matters  stated  in any resolution,  certificate,  statement,  instrument,  opinion,  report, notice,  request,  consent, order,  approval,  bond or other  paper or  document,  unless  requested  in  writing so to do by
         Holders  of  Certificates  of any  Class  evidencing,  as to  such  Class,  Percentage  Interests aggregating not less than 50%;  provided,  however,  that if the payment within a reasonable time to the Certificate  Administrator of the costs,  expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Certificate  Administrator,  not reasonably  assured to the Certificate  Administrator by the security afforded to it by the terms of this Agreement,  the Certificate  Administrator may require reasonable  indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

                  (vii)    The right of the  Trustee  and the  Certificate  Administrator  to perform  any discretionary  act  enumerated in this  Agreement  shall not be construed as a duty,  and neither the  Certificate  Administrator  nor the Trustee shall be answerable for other than it negligence or willful misconduct in the performance of such act;

                  (viii)   Neither  the  Trustee nor the  Certificate  Administrator  shall be required to give any bond or surety in respect of the  execution  of the Trust  created  hereby or the powers granted hereunder; and

                  (ix)     The Certificate  Administrator and the Trustee may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either  directly or by or through  agents or attorneys  or the  Custodian or any other  custodian or nominee,  and neither the Trustee nor the
         Certificate  Administrator  shall be responsible  for any misconduct or negligence on the part of
         (1) any such agent, attorney or custodian appointed by them with due care, or (2) the Custodian.

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                  Section 9.03      Neither Trustee nor Certificate Administrator Liable for Certificates
or Mortgage Loans. The recitals  contained  herein and in the  Certificates  (other than the execution of, and the  authentication  of, the  Certificates by the Trustee) shall not be taken as the statements of the
Trustee or the  Certificate  Administrator,  and neither the  Trustee  nor the  Certificate  Administrator assumes  responsibility  for their  correctness.  Neither the Trustee  nor the  Certificate  Administrator
makes any  representations  as to the validity or sufficiency of this Agreement or of the  Certificates or any Mortgage Loans save that the Trustee and the Certificate  Administrator  represent that,  assuming due execution and delivery by the other parties  hereto,  this  Agreement has been duly  authorized,  executed and delivered by it and constitutes its legal,  valid and binding  obligation,  enforceable  against it in accordance  with its terms,  subject to applicable  insolvency,  receivership,  moratorium  and other laws affecting the rights of creditors  generally,  and to general  principles of equity and the  discretion of the court  (regardless  of whether  considered in a proceeding  in equity or at law).  Neither the Trustee nor the  Certificate  Administrator  shall be  accountable  for the use or application by the Depositor of funds paid to the Depositor in  consideration  of the  assignment of the Mortgage  Loans  hereunder by the
Depositor,  or for the use or application of any funds paid to  Subservicers or any Servicer in respect of the Mortgage Loans or deposited into a Servicer  Custodial  Account,  the Collection  Account or any other account hereunder (other than the Certificate Account) by the Master Servicer or a Servicer.

                  Neither  the  Trustee  nor the  Certificate  Administrator  shall at any  time  have any responsibility  or liability  for or with respect to the  legality,  validity  and  enforceability  of any
Mortgage or any Mortgage Loan, or the  perfection  and priority of any Mortgage or the  maintenance of any such  perfection  and  priority  or for or with  respect  to the  sufficiency  of the Trust  Estate or its ability  to  generate  the  payments  to  be  distributed  to  Certificateholders  under  this  Agreement, including,  without  limitation:  the existence,  condition and ownership of any Mortgaged  Property;  the existence and  enforceability  of any hazard insurance thereon (other than if the Trustee shall assume the duties of a  predecessor  Master  Servicer  pursuant to Section  8.05 and  thereupon  only for the acts or omissions of the Trustee as successor  Master  Servicer);  the validity of the  assignment of any Mortgage
Loan to the  Trustee  or of any  intervening  assignment;  the  completeness  of any  Mortgage  Loan;  the performance  or  enforcement  of any Mortgage Loan (other than if the Trustee shall assume the duties of a predecessor  Master Servicer  pursuant to Section 8.05 and thereupon only for the acts or omissions of the
Trustee as successor  Master  Servicer);  the  compliance  by the  Depositor,  the Master  Servicer or the
Servicers  with any warranty or  representation  made under this  Agreement or in any related  document or the accuracy of any such warranty or  representation;  any  investment of monies by or at the direction of the Master Servicer or a Servicer or any loss resulting  therefrom,  it being  understood that the Trustee and the Certificate  Administrator  shall remain  responsible for any part of the Trust Estate that either party may hold in its  individual  capacity;  the acts or  omissions of any of the  Depositor,  the Master
Servicer (other than if the Trustee shall assume the duties of a predecessor  Master Servicer  pursuant to
Section 8.05 and thereupon  only for the acts or omissions of the Trustee as successor  Master  Servicer), any Servicer,  any  Subservicer or any  Mortgagor;  any action of the Master  Servicer  (other than if the
Trustee shall assume the duties of a predecessor  Master  Servicer  pursuant to Section 8.05 and thereupon only for the acts or  omissions  of the  Trustee  as  successor  Master  Servicer),  any  Servicer  or any
Subservicer taken in the name of the Trustee or the Certificate  Administrator;  the failure of the Master
Servicer,  any  Servicer or any  Subservicer  to act or perform any duties  required of it as agent of the

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Trustee  or the  Certificate  Administrator  hereunder;  or any action by the  Trustee or the  Certificate
Administrator  taken at the  instruction  of the Master  Servicer  (other than if the Trustee shall assume the duties of a predecessor  Master  Servicer  pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as  successor  Master  Servicer) or any  Servicer;  provided,  however,  that the foregoing  shall not relieve the Trustee or the  Certificate  Administrator  of its  obligation to perform its duties under this Agreement.

                  Section 9.04      Trustee and Certificate  Administrator May Own  Certificates.  Each of
the Trustee and the Certificate  Administrator  in their individual or any other capacities may become the owner  or  pledgee  of  Certificates  with the  same  rights  it  would  have if it were  not  Trustee  or
Certificate  Administrator and may otherwise deal with the Master Servicer,  any Servicer, any Subservicer or any of their  respective  affiliates  with the same right it would  have if it were not the  Trustee or the Certificate Administrator.

                  Section 9.05      Eligibility  Requirements  for  Trustee,   Certificate  Administrator.
Each of the Trustee and the Certificate  Administrator  hereunder shall at all times be (a) an institution the  deposits  of which  are  fully  insured  by the FDIC and (b) a  corporation  or  banking  association organized and doing  business  under the laws of the United States of America or of any State,  authorized under such laws to exercise  corporate  trust  powers,  having a combined  capital and surplus of not less than  $50,000,000  and subject to supervision  or  examination by Federal or State  authority and (c) with respect to every successor  trustee or certificate  administrator  hereunder either an institution (i) the long-term  unsecured  debt  obligations  of which  are  rated at  least  "A" by Fitch  and S&P and "A2" by
Moody's or (ii) whose serving as Trustee or Certificate  Administrator  hereunder  would not result in the lowering of the ratings  originally  assigned to any Class of  Certificates.  The Trustee  shall not be an affiliate  of the  Depositor,  the  Master  Servicer  or any  Servicer.  If such  corporation  or  banking association  publishes  reports of condition at least annually,  pursuant to law or to the requirements of the  aforesaid  supervising  or  examining  authority,  then for the purposes of this  Section  9.05,  the combined  capital  and  surplus  of such  corporation  or  banking  association  shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of condition so  published.  In case at any time the Trustee or the  Certificate  Administrator  shall cease to be eligible in accordance  with the  provision of this Section 9.05,  the Trustee or the  Certificate  Administrator,  as the case may be, shall resign  immediately  in the manner and with the effect  specified in Section 9.06.  The  Certificate
Administrator  and any  successor  Certificate  Administrator  may not be the Depositor or an affiliate of the Depositor,  or an originator,  the Master  Servicer,  a Servicer or Subservicer of the Mortgage Loans,
unless the Certificate Administrator is an institutional trust department.

                  Section 9.06      Resignation and Removal of Trustee and the Certificate  Administrator.
 The Trustee may at any time resign and be  discharged  from the trust  hereby  created by giving  written notice thereof to the Depositor,  the  Certificate  Administrator,  the Master  Servicer and the Servicers
and mailing a copy of such  notice to all  Holders of record.  The  Certificate  Administrator  may at any time resign  (including in connection  with the  resignation  or  termination  of the Master  Servicer) by giving  written notice  thereof to the Trustee,  the Master  Servicer and the Depositor and mailing a copy of such notice to all Holders of record;  provided  that any  resignation  and removal of the  Certificate
Administrator  shall not be  effective  unless and until the  Master  Servicer  resigns  and is removed in

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accordance with Section 7.04 hereof. The Trustee or the Certificate  Administrator,  as applicable,  shall also mail a copy of such  notice of  resignation  to each Rating  Agency.  Upon  receiving  such notice of resignation,  the  Depositor  shall  use its best  efforts  to  promptly  appoint  a  mutually  acceptable successor Trustee or Certificate  Administrator,  as applicable,  by written instrument, in duplicate, one copy of which  instrument  shall be delivered to the resigning  Trustee or Certificate  Administrator,  as applicable,  and one copy to the successor  Trustee or Certificate  Administrator,  as  applicable.  If no successor  Trustee or  Certificate  Administrator,  as the case may be, shall have been so  appointed  and shall  have  accepted  appointment  within 30 days  after the giving of such  notice of  resignation,  the resigning Trustee or Certificate  Administrator  may petition any court of competent  jurisdiction for the appointment of a successor Trustee or Certificate Administrator.

                  If (i) at any  time the  Trustee  or the  Certificate  Administrator  shall  cease to be eligible  in  accordance  with the  provisions  of  Section  9.05 and shall fail to resign  after  written request  therefor  by a  Servicer,  (ii) at any time the Trustee or the  Certificate  Administrator  shall become  incapable of acting,  or shall be adjudged a bankrupt or insolvent,  or a receiver or  conservator of the Trustee or the Certificate  Administrator  or of their respective  property shall be appointed,  or any public  officer  shall take charge or control of the Trustee or the  Certificate  Administrator  or of
their  respective  property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,
(iii) the  Certificate  Administrator  fails to timely  comply with Article  XII, or (iv) the  Certificate
Administrator  is the Master Servicer,  and a successor  master servicer is appointed  pursuant to Section
7.05  or  Sections  8.01  and  8.05,  then  the  Depositor  may  remove  the  Trustee  or the  Certificate
Administrator,  as the case may be, and  appoint a  successor  Trustee  or  Certificate  Administrator  by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee or the
Certificate Administrator, as applicable, so removed and one copy to the successor.

                  The Holders of  Certificates  evidencing  not less than 50% of the Voting  Rights may at any time  remove the  Trustee  or the  Certificate  Administrator  by written  instrument  or  instruments delivered  to the  Servicers  and  the  Trustee  or the  Certificate  Administrator,  as  applicable;  the
Depositor  shall  thereupon  use its best efforts to appoint a mutually  acceptable  successor  Trustee or
Certificate Administrator, as the case may be, in accordance with this Section 9.06.

                  Any resignation or removal of the Trustee or Certificate  Administrator  and appointment of a successor Trustee or successor  Certificate  Administrator  pursuant to any of the provisions of this
Section  9.06  shall  become  effective  upon  acceptance  of  appointment  by the  successor  Trustee  or
Certificate  Administrator,  as the  case  may be,  as  provided  in  Section  9.07.  Notwithstanding  the foregoing,  in the event the Certificate  Administrator  advises the Trustee that it is unable to continue to  perform  its  obligations  pursuant  to the  terms of this  Agreement  prior to the  appointment  of a successor,  the  Trustee  shall  be  obligated  to  perform  such  obligations  until  a  new  Certificate
Administrator  is appointed.  Such performance  shall be without  prejudice to any claim by a party hereto
or  beneficiary  hereof  resulting  from  the  Certificate   Administrator's  breach  of  its  obligations
hereunder.  As  compensation  therefore,  the  Trustee  shall be  entitled  to all  fees  the  Certificate
Administrator would have been entitled to if it had continued to act hereunder.

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                  Section 9.07      Successor   Trustee  or  Certificate   Administrator.   Any  successor
Trustee or  successor  Certificate  Administrator  appointed  as provided in Section  9.06 shall  execute, acknowledge and deliver to the Depositor and to its predecessor Trustee or Certificate  Administrator,  as applicable,  an instrument accepting such appointment hereunder,  and thereupon the resignation or removal of the  predecessor  Trustee or  Certificate  Administrator  shall  become  effective  and such  successor
Trustee or  Certificate  Administrator,  as the case may be,  without any further act, deed or conveyance, shall  become  fully  vested  with all the  rights,  powers,  duties and  obligations  of its  predecessor hereunder,  with  like  effect  as if  originally  named  as  Trustee  or  Certificate  Administrator,  as applicable,  herein. The predecessor  Trustee or Certificate  Administrator  shall duly assign,  transfer, deliver  and pay over to the  successor  Trustee  or  Certificate  Administrator,  as the case may be, all related  documents and  statements,  and money and other property held by it hereunder,  together with all instruments  of  transfer  and  assignment  or other  documents  properly  executed  as may be  reasonably required to effect such transfer and such of the records or copies thereof  maintained by the  predecessor
Trustee or Certificate  Administrator in the administration  hereof as may be reasonably  requested by the successor  Trustee or  Certificate  Administrator,  as the case may be, and shall  thereupon be discharged from all duties and  responsibilities  under this Agreement;  provided,  however,  that if the predecessor
Trustee or  Certificate  Administrator  has been  terminated  pursuant to the third  paragraph  of Section
9.06,  all  reasonable  expenses  of the  predecessor  Trustee or  Certificate  Administrator  incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

                  No successor Trustee or Certificate  Administrator  shall accept appointment as provided in this  Section  9.07  unless at the time of such  appointment  such  successor  Trustee  or  Certificate
Administrator, as the case may be, shall be eligible under the provisions of Section 9.05.

                  Upon acceptance of appointment by a successor Trustee or Certificate  Administrator,  as applicable,  as provided in this Section  9.07,  the  Certificate  Administrator  shall  cooperate to mail notice of the succession of such Trustee or Certificate  Administrator,  as the case may be,  hereunder to all Holders of Certificates  at their  addresses as shown in the  Certificate  Register and to each Rating
Agency.

                  Section 9.08      Merger or Consolidation  of Trustee or the Certificate  Administrator.
Any  corporation or banking  association  into which either the Trustee or the  Certificate  Administrator may be  merged  or  converted  or  with  which  it may be  consolidated,  or any  corporation  or  banking association  resulting  from  any  merger,  conversion  or  consolidation  to  which  the  Trustee  or the
Certificate  Administrator shall be a party, or any corporation or banking  association  succeeding to all or  substantially  all of the corporate  trust business of the Trustee or the  Certificate  Administrator, shall be the successor of the Trustee or the  Certificate  Administrator,  as  applicable,  hereunder,  if such  corporation or banking  association  is eligible  under the provisions of Section 9.05,  without the execution  or filing of any paper or any further act on the part of any of the  parties  hereto,  anything herein to the contrary notwithstanding.

                  Section 9.09      Appointment  of Co-Trustee or Separate  Trustee.  Notwithstanding  any
of the  provisions  hereof,  at any  time,  for the  purpose  of  meeting  any legal  requirements  of any jurisdiction  in which any  Mortgaged  Property  may at the time be located or for any other  reason,  the
Master  Servicer and the Trustee  acting  jointly  shall have the power and shall  execute and deliver all

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instruments  to appoint one or more Persons  approved by the Trustee as co-trustee or separate  trustee of all or any part of the Trust Estate,  and to vest in such  Persons,  in such  capacity,  such title to the
Trust  Estate,  or any part  thereof,  and,  subject to the other  provision  of this Section  9.09,  such powers,  duties,  obligations,  rights and trusts as the Master  Servicer  and the  Trustee  may  consider necessary  or  desirable.  If the Master  Servicer  shall not have joined in such  appointment  within ten days after the  receipt by it of a request to do so, the  Trustee  alone shall have the power to make such appointment.  No  co-trustee  or  separate  trustee  hereunder  shall be  required  to meet  the  terms of eligibility  as a successor  Trustee  under Section 9.05 and no notice to Holders of  Certificates  of the appointment of a co-trustee or a separate trustee shall be required under Section 9.07.

                  In the case of any  appointment  of a co-trustee  or separate  trustee  pursuant to this
Section 9.09, all rights,  powers,  duties and obligations  conferred or imposed upon the Trustee shall be conferred  or imposed  upon and  exercised  or  performed  by the  Trustee  and such  separate  trustee or co-trustee  jointly,  except to the extent that under any law of any  jurisdiction in which any particular acts are to be performed,  the Trustee shall be  incompetent or unqualified to perform such acts, in which event such rights,  powers, duties and obligations  (including the holding of title to the Trust Estate or any portion thereof in any such  jurisdiction)  shall be exercised and performed by such separate  trustee or co-trustee at the direction of the Trustee.  No trustee  hereunder shall be held  personally  liable by reason of any act or omission of any other trustee hereunder;  provided,  however,  that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

                  Any notice,  request or other  writing given to the Trustee shall be deemed to have been given to each of the  then  separate  trustees  and  co-trustees,  as  effectively  as if given to each of them.  Every  instrument  appointing any separate  trustee or co-trustee shall refer to this Agreement and the  conditions  of this Article IX. Each  separate  trustee and  co-trustee,  upon its  acceptance of the trusts  conferred,  shall  be  vested  with  the  estates  or  property  specified  in its  instrument  of appointment,  either jointly with the Trustee or separately,  as may be provided  therein,  subject to all the provisions of this Agreement,  specifically  including  every provision of this Agreement  relating to the  conduct  of,  affecting  the  liability  of, or  affording  protection  to, the  Trustee.  Every such instrument shall be filed with the Trustee.

                  Any separate  trustee or co-trustee  may, at any time,  constitute the Trustee its agent or  attorney-in-fact,  with full  power and  authority,  to the extent not  prohibited  by law,  to do any lawful act under or in respect of this  Agreement on its behalf and in its name.  If any separate  trustee or co-trustee shall become incapable of acting,  resign or be removed,  or shall be adjudged a bankrupt or insolvent,  or a receiver of its property  shall be appointed,  or any public officer shall take charge or control of such trustee or  co-trustee  or of its  property or affairs for the purpose of  rehabilitation, conservation or liquidation,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted  by law,  without the  appointment  of a new or successor  trustee.  The  Trustee  may,  at any time,  accept the  resignation  of or remove any  separate trustee or co-trustee.

                  Section 9.10      Authenticating  Agents. The Certificate  Administrator may appoint one or more  authenticating  agents  ("Authenticating  Agents")  which shall be authorized to act on behalf of
the  Certificate   Administrator  in  authenticating  or  countersigning   Certificates.   Initially,  the

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Authenticating  Agent  shall  be  U.S.  Bank  National  Association.  Wherever  reference  is made in this
Agreement to the  authentication  or  countersigning  of Certificates by the Certificate  Administrator or
the Certificate Administrator's  certificate of authentication or countersigning,  such reference shall be deemed to include  authentication or  countersigning  on behalf of the Trustee by an Authenticating  Agent and a  certificate  of  authentication  or  countersignature  executed  on  behalf  of the  Trustee  by an
Authenticating  Agent. Each Authenticating  Agent must be a corporation or banking  association  organized and doing  business  under the laws of the United  States of  America  or of any State,  having a combined capital  and  surplus  of at least  $15,000,000,  authorized  under such laws to do a trust  business  and subject to supervision or examination by Federal or State authorities.

                  Any  corporation  or  banking  association  into which any  Authenticating  Agent may be merged or  converted  or with which it may be  consolidated,  or any  corporation  or banking  association resulting  from any merger,  conversion  or  consolidation  to which any  Authenticating  Agent shall be a party,  or any  corporation  or banking  association  succeeding to the corporate  agency  business of any
Authenticating  Agent,  shall continue to be the  Authenticating  Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  Any  Authenticating   Agent  may  at  any  time  resign  by  giving  written  notice  of resignation  to the Trustee,  the  Certificate  Administrator  and the Master  Servicer.  The  Certificate
Administrator  may at any time terminate the agency of any  Authenticating  Agent by giving written notice of termination to such  Authenticating  Agent,  the Certificate  Registrar and the Master  Servicer.  Upon
receiving a notice of resignation or upon such a termination,  or in case, at any time any  Authenticating
Agent shall cease to be eligible in accordance  with the provisions of this Section 9.10, the  Certificate
Administrator  may  appoint  a  successor   Authenticating  Agent,  shall  give  written  notice  of  such appointment  to the Master  Servicer  and the  Trustee and shall mail  notice of such  appointment  to all
Certificateholders.  Any  successor  Authenticating  Agent upon  acceptance of its  appointment  hereunder shall  become  vested  with  all the  rights,  powers,  duties  and  responsibilities  of its  predecessor hereunder,  with like effect as if originally named as  Authenticating  Agent. Each  Authenticating  Agent shall be entitled to the rights and benefits and immunities of this Article IX.

                  Section 9.11      Trustee's Fees and Expenses and Certificate  Administrator's Fees and
Expenses.  The Trustee,  as compensation  for its services  hereunder,  shall be entitled to an annual fee in an  amount  agreed  upon  between  the  Trustee  and  the  Certificate  Administrator,  payable  by the
Certificate  Administrator  out of its own  funds  and not  out of any  funds  of the  Trust  Estate.  The
Certificate  Administrator  will be entitled to the Certificate  Administrator  Fee for the performance of its activities hereunder.  In addition,  the Certificate  Administrator will be entitled to all income and gain realized from any investment of funds in the Certificate  Account,  if any, pursuant to Section 3.08, for the performance of its activities  hereunder.  The Trustee and the Certificate  Administrator  and any
director,  officer,  employee  or  agent  of the  Trustee  and  the  Certificate  Administrator  shall  be indemnified by the Trust and held harmless against any loss,  liability or expense  (including  reasonable attorney's  fees)  (a)  incurred  in  connection  with  (i) any  claim or legal  action  relating  to this
Agreement  or the  Certificates  or  (ii)  the  performance  of any of the  Trustee's  or the  Certificate
Administrator's  duties relating to this Agreement or the Certificates,  other than any loss, liability or expense  incurred by reason of willful  misfeasance,  bad faith or negligence in the performance of any of

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its duties  hereunder,  (b) resulting from any tax or information  return which was prepared by, or should have been  prepared by, the  Servicers or (c) arising out of the transfer of any Private  Certificate  not in compliance with ERISA.  Notwithstanding  anything in this Agreement to the contrary,  the Trustee shall not be liable for any  special,  indirect  or  consequential  damages  (including  but not limited to lost profits),  even if the Trustee has been advised of the  likelihood  of such loss or damage and  regardless of  the  form  of  action.  Such  indemnity  shall  survive  the  termination  of  this  Agreement  or the resignation or removal of the Trustee or Certificate  Administrator,  as  applicable,  hereunder.  Without limiting the  foregoing,  except as otherwise  agreed upon in writing by the  Depositor and the Trustee or the Certificate  Administrator,  as applicable,  and except for any such expense,  disbursement or advance as may arise  from the  Trustee's  or the  Certificate  Administrator's  negligence,  bad faith or willful misconduct,  the Trust shall  reimburse the Trustee and the Certificate  Administrator  for all reasonable expenses,  disbursements  and advances  incurred or made by the Trustee or the Certificate  Administrator, as  applicable,  in accordance  with any of the  provisions of this  Agreement to the extent  permitted by
Treasury Regulations Section  1.860G-1(b)(3)(ii)  and (iii). Except as otherwise provided herein,  neither the Trustee nor the  Certificate  Administrator  shall be  entitled  to payment or  reimbursement  for any routine ongoing expenses incurred by the Trustee or the Certificate  Administrator,  as applicable, in the ordinary  course of its duties as Trustee or Certificate  Administrator,  Certificate  Registrar or paying agent hereunder or for any other expenses.

                  Section 9.12      [Reserved].

                  Section 9.13      [Reserved].

                  Section 9.14      Limitation  of  Liability.   The  Certificates  are  executed  by  the
Trustee,  not in its  individual  capacity  but solely as Trustee of the  Trust,  in the  exercise  of the powers  and  authority  conferred  and  vested  in it by  this  Agreement.  Each of the  undertakings  and agreements  made on the part of the Trustee in the  Certificates  is made and  intended  not as a personal undertaking  or  agreement  by the Trustee but is made and  intended  for the purpose of binding  only the
Trust.

                  Section 9.15      Trustee May Enforce Claims  Without  Possession of  Certificates.  All
rights of action and claims under this  Agreement or the  Certificates  may be prosecuted  and enforced by the  Trustee  without  the  possession  of any of  the  Certificates  or  the  production  thereof  in any proceeding  relating  thereto,  and such  preceding  instituted by the Trustee shall be brought in its own name or in its capacity as Trustee.  Any recovery of judgment  shall,  after  provision for the payment of the reasonable compensation,  expenses,  disbursement and advances of the Trustee, its agents and counsel, be for the  ratable  benefit  of the  Certificateholders  in  respect  of  which  such  judgment  has been recovered.

                  Section 9.16      Suits for  Enforcement.  In case an Event of Default or other  default by the Master  Servicer,  any Servicer or the Depositor  hereunder of which a  Responsible  Officer of the
Trustee shall have actual  knowledge shall occur and be continuing,  the Trustee,  in its discretion,  may proceed to protect  and  enforce  its rights  and the  rights of the  Holders of  Certificates  under this
Agreement  by a suit,  action or  proceeding  in equity or at law or  otherwise,  whether for the specific performance  of any covenant or agreement  contained in this  Agreement or in aid of the  execution of any

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power granted in this Agreement or for the enforcement of any other legal,  equitable or other remedy,  as the  Trustee,  being  advised by  counsel,  shall deem most  effectual  to protect  and enforce any of the rights of the Trustee and the Certificateholders.

                  Section 9.17      Waiver of Bond  Requirement.  Each of the Trustee and the  Certificate
Administrator  shall be relieved of, and each  Certificateholder  hereby  waives,  any  requirement of any jurisdiction  in which the Trust  Estate,  or any part  thereof,  may be located  that the  Trustee or the
Certificate Administrator post a bond or other surety with any court, agency or body whatsoever.

                  Section 9.18      Waiver of Inventory,  Accounting  and Appraisal  Requirement.  Each of
the Trustee and the  Certificate  Administrator  shall be relieved of, and each  Certificateholder  hereby waives,  any  requirement  of any  jurisdiction  in which the Trust Estate,  or any part  thereof,  may be located that the Trustee or the Certificate  Administrator file any inventory,  accounting or appraisal of the Trust Estate with any court, agency or body at any time or in any manner whatsoever.

                                                ARTICLE X

                                               TERMINATION

                  Section 10.01     Termination  upon Purchase by the Master  Servicer or  Liquidation of
All Mortgage  Loans.  Subject to Section 10.02,  the respective  obligations and  responsibilities  of the
Depositor,  the Master  Servicer,  the Servicers,  the Certificate  Administrator  and the Trustee created
hereby  (other  than  the  obligation  of   Certificate   Administrator   to  make  certain   payments  to
Certificateholders  after the Final  Distribution  Date and to send  certain  notices as  hereinafter  set forth and the  obligations  of the  Certificate  Administrator  pursuant to Sections  5.04(b) and 5.05(b))
shall terminate upon the last action required to be taken by the  Certificate  Administrator  on the Final
Distribution  Date  pursuant to this Article X following  the earlier of (a) the purchase by U.S. Bank (or a successor  Master  Servicer  thereto) of all Mortgage Loans and all REO Property  remaining in the Trust
Estate at a price  equal to the sum of (i) 100% of the  Stated  Principal  Balance of each  Mortgage  Loan
(other than any Mortgage  Loan as to which REO  Property has been  acquired and whose fair market value is included  pursuant  to  clause  (ii)  below)  and (ii)  the fair  market  value of such REO  Property  (as determined  by such  Servicer as of the close of business on the third  Business  Day next  preceding  the date upon which notice of any such termination is furnished to  Certificateholders  pursuant to the fourth paragraph of this Article X), plus any Class Unpaid  Interest  Shortfall for any Class of  Certificates as
well as one month's  interest at the related  Mortgage  Interest Rate on the Stated  Principal  Balance of
each Mortgage  Loan  (including  any Mortgage Loan as to which REO Property has been  acquired) or (b) the final  payment or other  liquidation  (or any advance  with  respect  thereto) of the last  Mortgage  Loan remaining in the Trust Estate or the disposition of all REO Property.

                  Regardless  of the  foregoing,  in no event  shall the  Trust  created  hereby  continue beyond the  expiration  of 21 years from the death of the last  survivor of the  descendants  of Joseph P.
Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

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                  The right of U.S. Bank (or a successor  Master  Servicer  thereto) to repurchase  all of the Mortgage  Loans is conditioned  upon the Pool Stated  Principal  Balance as of the Final  Distribution
Date being less than 5% of the  Cut-off  Date Pool  Principal  Balance.  If such right is  exercised,  the
Custodian shall,  promptly  following payment of the purchase price,  release to U.S. Bank or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

                  Notice of any  termination,  specifying  the Final  Distribution  Date (which shall be a date that would otherwise be a Distribution  Date) upon which the  Certificateholders  may surrender their
Certificates  to  the  Certificate   Administrator   for  payment  of  the  final   distribution  and  for
cancellation,  shall be given  promptly by U.S.  Bank (if  exercising  its right to purchase the assets of the  Trust)  or by the  Certificate  Administrator  (in any other  case) by  letter to  Certificateholders mailed  not  earlier  than the 15th day and not later than the 20th day of the month  next  preceding  the month of such final  distribution  specifying  (1) the Final Distribution Date upon which final payment of the Certificates  will be made upon  presentation and surrender of Certificates at the office or agency of the Certificate  Administrator  therein designated,  (2) the amount of any such final payment and (3) that the Record Date otherwise  applicable to such  Distribution  Date is not  applicable,  payments being made only upon  presentation  and  surrender  of the  Certificates  at the office or agency of the  Certificate
Administrator  therein  specified.  If U.S.  Bank is  obligated  to give notice to  Certificateholders  as aforesaid,  it shall give such notice to the Trustee,  each Servicer,  the Certificate  Administrator  and the  Certificate  Registrar  at the time such  notice is given to  Certificateholders.  In the event  such notice is given by U.S.  Bank,  U.S. Bank shall deposit in the  Certificate  Account at least one Business
Day prior to the Final  Distribution  Date in  immediately  available  funds an amount equal to the amount necessary  to make the amount,  if any, on deposit in the  Certificate  Account on the Final  Distribution
Date equal to the purchase price for the related  assets of the Trust computed as above provided  together with a statement as to the amount to be  distributed  on each Class of  Certificates  pursuant to the next succeeding paragraph.

                  Upon  presentation  and surrender of the  Certificates,  the  Certificate  Administrator
shall  cause to be  distributed  to  Certificateholders  of each  Class,  to the  extent  that  funds  are sufficient  therefor,  in the order set forth in Section 5.02 hereof,  on the Final  Distribution Date and in proportion to their respective  Percentage  Interests,  with respect to  Certificateholders of the same
Class,  an amount equal to (I) as to each Class of  Certificates,  the Class  Certificate  Balance thereof plus accrued  interest  thereon in the case of an interest  bearing  Certificate  and (II) as to the Class
1-A-R  Certificates,  the amounts,  if any, which remain on deposit in the Upper-Tier  Certificate Account
(other than the amounts retained to meet claims) after application pursuant to clause (I) above.

                  If all of the  Certificateholders  do not surrender their Certificates for final payment and cancellation on or before the Final  Distribution  Date, the Certificate  Administrator  shall on such
date  cause  all  funds  in  the   Certificate   Account  not   distributed  in  final   distribution   to
Certificateholders  to continue to be held by the  Certificate  Administrator  in an Eligible  Account for
the benefit of such  Certificateholders  and the  Servicers  (if it  exercised  its right to purchase  the assets of the Trust  Estate) or the  Certificate  Administrator  (in any other  case)  shall give a second written notice to the remaining  Certificateholders  to surrender their  Certificates for cancellation and receive the final  distribution  with respect thereto.  If within one year after the second notice all the
Certificates  shall not have been surrendered for  cancellation,  the Certificate  Administrator  may take

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appropriate  steps,  or may  appoint  an  agent  to take  appropriate  steps,  to  contact  the  remaining
Certificateholders  concerning surrender of their Certificates,  and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

                  Section 10.02     Additional Termination Requirements.

                  (a)      If U.S. Bank exercises its purchase  option as provided in Section  10.01,  the
Trust  shall  be  terminated  in  accordance  with  the  following  additional  requirements,  unless  the
Certificate  Administrator  and the  Trustee  have  received  an Opinion of Counsel to the effect that the failure of the Trust to comply  with the  requirements  of this  Section  10.02 will not (i) result in the imposition of taxes on "prohibited  transactions"  of the Trust as defined in Section 860F of the Code, or
(ii) cause the Trust  Estate to fail to qualify as two separate  REMICs at any time that any  Certificates are outstanding:

                  (i)      within 90 days  prior to the Final  Distribution  Date set forth in the  notice given by U.S.  Bank under  Section  10.01,  the Trustee shall sell all of the assets of the Trust
         Estate to U.S. Bank for cash; and

                  (ii)     the notice  given by U.S.  Bank or the  Certificate  Administrator  pursuant to
         Section  10.01 shall  provide  that such notice  constitutes  the  adopting of a plan of complete liquidation of the Upper-Tier  REMIC and the Lower-Tier  REMIC as of the date of such notice (or, if earlier,  the date on which such  notice was mailed to  Certificateholders).  The  Certificate
         Administrator  shall also specify such date in the final tax return of the  Upper-Tier  REMIC and
         Lower-Tier REMIC.

                  (b)      By their  acceptance of the Residual  Certificates,  the Holders thereof hereby agree  to take  such  other  action  in  connection  with  such  plan of  complete  liquidation  as may be reasonably requested by the Depositor, the Trustee or the Certificate Administrator.

                                                ARTICLE XI

                                         MISCELLANEOUS PROVISIONS

                  Section 11.01     Amendment.  This  Agreement  may be  amended  from time to time by the
Depositor, the Master Servicer, the Servicers,  the Certificate  Administrator and the Trustee without the consent of any of the  Certificateholders,  but if such  amendment  would  adversely  affect or add to the duties of the Custodian,  with the consent of the Custodian (i) to cure any ambiguity or mistake,  (ii) to correct  or  supplement  any  provisions  herein  or  therein  which  may be  inconsistent  with any other provisions  of  this  Agreement,  any  amendment  to  this  Agreement,  the  Certificates  or the  related
Prospectus  Supplement,  (iii) to modify,  eliminate  or add to any of its  provisions  to such  extent as shall be necessary to maintain the  qualification  of the  Upper-Tier  REMIC and the  Lower-Tier  REMIC as
REMICs  at all  times  that any  Certificates  are  outstanding  or to avoid or  minimize  the risk of the imposition  of any tax on either  REMIC  pursuant  to the Code  that  would be a claim  against  the Trust
Estate,  provided  that (a) the  Trustee and the  Certificate  Administrator  have  received an Opinion of
Counsel to the effect that such action is  necessary or desirable  to maintain  such  qualification  or to avoid or minimize the risk of the  imposition  of any such tax and (b) such action shall not, as evidenced

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by  such  Opinion  of  Counsel,   adversely   affect  in  any  material   respect  the  interests  of  any
Certificateholder,  (iv) to change the timing  and/or  nature of  deposits  into the  Certificate  Account provided  that (a) such change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any  Certificateholder  and (b) such change shall not adversely  affect
the  then-current  rating  of  the  Senior  Certificates,   the  Class B-1  Certificates,  the  Class  B-2
Certificates,  the Class B-3  Certificates,  the Class B-4  Certificates or the Class B-5  Certificates as
evidenced by a letter from any Rating Agency rating such  Certificates to such effect,  (v) to comply with
Regulation AB, and (vi) to make any other  provisions  with respect to matters or questions  arising under this  Agreement  which  shall  not be  materially  inconsistent  with the  provisions  of this  Agreement, provided  that such action  pursuant to this clause (vi) shall not, as evidenced by an Opinion of Counsel, adversely  affect in any  material  respect the  interests  of any  Certificateholder,  provided  that the amendment  shall  not be  deemed  to  adversely  affect  in any  material  respect  the  interests  of the
Certificateholders  and no Opinion of Counsel to that effect  shall be  required if the Person  requesting the  amendment  obtains a letter from each Rating Agency  stating that the  amendment  would not result in
the   downgrading   or  withdrawal  of  the  respective   ratings  then  assigned  to  the   Certificates.
Notwithstanding  any contrary provision of this Agreement,  the Trustee shall not consent to any amendment to this Agreement for which consent of the  Certificateholders  has not been obtained unless it shall have first  received  an Opinion of Counsel  (subject to Section  5.08 and at the expense of the party  seeking such  amendment)  to the effect that such  amendment  or the  exercise of any power  granted to the Master
Servicer,  the Certificate  Administrator,  the Depositor or the Trustee in accordance with such amendment will not result in the  imposition of a federal tax on the Trust or cause any REMIC  created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  This  Agreement  may also be  amended  from time to time by the  Depositor,  the  Master
Servicer,  the Servicers,  the Certificate  Administrator and the Trustee, with the consent of the Holders of  Certificates  of each Class of Certificates  which is affected by such  amendment,  evidencing,  as to each such Class of Certificates,  Percentage Interests  aggregating not less than 66-2/3%, for the purpose of adding any  provisions  to or  changing  in any manner or  eliminating  any of the  provisions  of this
Agreement  or of  modifying  in any  manner  the rights of the  Holders  of such  Certificates;  provided, however,  that no such  amendment  shall (A)  reduce in any  manner the amount of, or delay the timing of, collections  of  payments  on  Mortgage  Loans  or  distributions  which  are  required  to be made on any
Certificate  without the consent of the Holder of such Certificate or (B) reduce the aforesaid  percentage required to consent to any such  amendment,  without the consent of the Holders of all  Certificates  then
Outstanding.

                  Prior to the solicitation of consent of  Certificateholders  in connection with any such amendment,  the party seeking such amendment shall furnish the Trustee and the  Certificate  Administrator with an Opinion of Counsel  stating whether such amendment would  adversely  affect the  qualification  of the  Upper-Tier  REMIC or the Lower-Tier  REMIC as REMICs and notice of the  conclusion  expressed in such
Opinion of Counsel shall be included  with any such  solicitation.  An amendment  made with the consent of all  Certificateholders  and  executed  in  accordance  with this  Section  11.01  shall be  permitted  or authorized  by this  Agreement  notwithstanding  that such  Opinion  of  Counsel  may  conclude  that such amendment would adversely  affect the  qualification  of the Upper-Tier  REMIC or the Lower-Tier  REMIC as
REMICs.

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                  Prior  to the  execution  of any  amendment  to  this  Agreement,  the  Trustee  and the
Certificate  Administrator  shall be entitled to receive and rely upon an Opinion of Counsel  (which shall not be an expense of the Trust  Estate)  stating that the execution of such  amendment is  authorized  and permitted by this  Agreement.  Each of the  Certificate  Administrator  and the Trustee may, but shall not be  obligated  to,  enter into any such  amendment  which  adversely  affects its own  rights,  duties and immunities under this Agreement.

                  It shall not be  necessary  for the  consent of  Certificateholders  under this  Section
11.01 to approve  the  particular  form of any  proposed  amendment,  but it shall be  sufficient  if such consent  shall  approve the  substance  thereof.  The manner of obtaining  such consents and of evidencing the  authorization  of the execution  thereof by  Certificateholders  shall be subject to such  reasonable requirements as the Certificate Administrator may prescribe.

                  The Trustee  shall give prompt  written  notice to the  Custodian  of any  amendment  or supplement to this Agreement and shall furnish the Custodian with a written copy thereof.

                  Section 11.02     Recordation  of Agreement.  This  Agreement is subject to  recordation in all  appropriate  public  offices for real  property  records in all the  counties or other  comparable jurisdictions  in which any or all of the  properties  subject to the Mortgages  are situated,  and in any other  appropriate  public recording office or elsewhere,  such recordation to be effected by the Servicer servicing  the related  Mortgage  Loans and at its expense on  direction  by the  Depositor,  who will act solely at the  direction of Holders of  Certificates  evidencing  not less than 50% of all Voting  Rights, but only upon  receipt  of an  Opinion of Counsel  to the  effect  that such  recordation  materially  and beneficially  affects the interests of  Certificateholders  (which  Opinion of Counsel shall not be at the expense of the Depositor).

                  For the purpose of  facilitating  the  recordation of this Agreement as herein  provided and for other  purposes,  this  Agreement may be executed  simultaneously  in any number of  counterparts, each of which counterparts  shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

                  Section 11.03     Limitation  on Rights of  Certificateholders.  The death or incapacity of any  Certificateholder  shall not operate to terminate  this  Agreement or the Trust,  nor entitle such
Certificateholder's  legal  representatives  or  heirs to claim an  accounting  or to take any  action  or commence any  proceeding  in any court for a partition or winding up of the Trust,  nor  otherwise  affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No  Certificateholder  shall have any right to vote  (except as  provided  herein) or in any manner  otherwise  control the  operation  and  management  of the Trust,  or the  obligations  of the parties hereto,  nor shall anything herein set forth,  or contained in the terms of the  Certificates,  be construed  so as to  constitute  the  Certificateholders  from time to time as  partners  or members of an association;  nor shall any  Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No  Certificateholder  shall  have any  right by  virtue  or by  availing  itself of any provisions  of this  Agreement to institute  any suit,  action or  proceeding  in equity or at law upon or

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under or with respect to this Agreement,  unless such Holder  previously shall have given to the Trustee a written  notice of default  and of the  continuance  thereof,  as  provided  herein,  and unless  also the
Holders of Certificates  evidencing  Percentage  Interests  aggregating not less than 25% of each Class of
Certificates  affected  thereby shall have made written request upon the Trustee to institute such action, suit or  proceeding  in its own name as Trustee  hereunder  and shall have  offered  to the  Trustee  such reasonable  indemnity  as it may  require  against  the costs,  expenses  and  liabilities  to be incurred therein or thereby,  and the Trustee,  for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have  neglected or refused to institute any such action,  suit or  proceeding;  it being understood  and  intended,  and being  expressly  covenanted  by each  Certificateholder  with every other
Certificateholder  and the Trustee,  that no one or more Holders of  Certificates  shall have any right in any manner  whatever by virtue or by availing  itself or themselves of any provisions of this Agreement to affect,  disturb or prejudice the rights of the Holders of any other of the Certificates,  or to obtain or seek to obtain  priority over or  preference to any other such Holder,  or to enforce any right under this
Agreement,  except in the manner  herein  provided  and for the equal,  ratable and common  benefit of all
Certificateholders.  For the  protection and  enforcement  of the  provisions of this Section 11.03,  each and every  Certificateholder  and the Trustee  shall be entitled to such relief as can be given  either at law or in equity.

                  Section 11.04     Governing  Law. THIS  AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE  WITH  THE  LAWS OF THE  STATE  OF NEW  YORK,  WITHOUT  APPLICATION  OF THE  CONFLICTS  OF LAWS
PROVISIONS  THEREOF  (OTHER THAN  SECTIONS  5-1401 AND 5-1402 OF THE  GENERAL  OBLIGATIONS  LAW),  AND THE
OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED  IN ACCORDANCE  WITH SUCH
LAWS.

                  Section 11.05     Notices.  All demands,  notices,  instructions,  directions,  requests and  communications  required to be  delivered  hereunder  shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by certified mail, return receipt requested,  to (a)
in the case of the Depositor,  Wachovia Mortgage Loan Trust,  LLC, 301 S. College Street,  NC5578-Suite G,
Charlotte,  NC 28288-5578,  Attention:  General  Counsel and Chief Financial  Officer,  (b) in the case of
National City, National City Mortgage Co., 3232 Newmark Dr., Miamisburg,  OH 45342,  Attention:  Mary Beth
Criswell, (c) in the case of Fifth Third, Fifth Third Bank, 5001 Kingsley Drive,  Cincinnati,  Ohio 45263,
Attention:  Steve Johnson MD 1MOB2V,  (d) in the case of SunTrust,  SunTrust  Mortgage,  Inc., 1001 Semmes
Avenue,  Richmond, VA 23224,  Attention:  Annette  Holman-Foreman,  (e) in the case of Wells Fargo, 1 Home
Campus,  Des Moines,  Iowa 50328-0001,  Attention:  John B. Brown,  MAC X2302-033,  with a copy to General
Counsel,  MAC  X2401-06T,  (f) in the case of the Master  Servicer,  2121 Cliff  Drive,  #205,  Eagan,  MN
55122, Attention: WMLT Series 2007-A, (g) in the case of the Certificate  Administrator,  at its Corporate
Trust Office,  (h) in the case of the Trustee,  at its Corporate  Trust Office,  (i) in the case of Fitch,
Fitch  Ratings,   One  State  Street  Plaza,  New  York,  New  York  10004,  Attn:   Residential  Mortgage
Surveillance  Group,  and (j) in the case of S&P,  Standard  and  Poor's,  a division  of The  McGraw-Hill
Companies,  Inc., 55 Water Street, New York, New York 10041,  Attn:  Mortgage  Surveillance  Group; or, as
to each party,  at such other  address as shall be  designated  by such party in a written  notice to each other  party.  Any notice  required or  permitted  to be mailed to a  Certificateholder  shall be given by

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first class mail,  postage  prepaid,  at the address of such Holder as shown in the Certificate  Register.
Any notice so mailed within the time prescribed in this Agreement  shall be conclusively  presumed to have been duly given, whether or not the Certificateholder receives such notice.

                  Section 11.06     Severability  of  Provisions.  If any one or  more  of the  covenants, agreements,  provisions or terms of this Agreement shall be for any reason  whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants, agreements,  provisions  or  terms  of  this  Agreement  and  shall  in no  way  affect  the  validity  or enforceability  of the other  provisions  of this  Agreement or of the  Certificates  or the rights of the
Holders thereof.

                  Section 11.07     Certificates  Nonassessable  and  Fully  Paid.  It  is  intended  that
Certificateholders  shall not be  personally  liable for  obligations  of the Trust,  that the  beneficial ownership  interests  represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any  reason  whatsoever,  and that  Certificates  upon  execution,  countersignature  and delivery thereof by the Certificate  Administrator  pursuant to Section 6.01 are and shall be deemed fully paid.

                  Section 11.08     Access to List of  Certificateholders.  The Certificate Registrar will furnish or cause to be furnished  to the Trustee and the  Certificate  Administrator,  within 5 days after the receipt of a request by the Trustee and/or the Certificate  Administrator in writing,  a list, in such form as the  Trustee  and/or  the  Certificate  Administrator  may  reasonably  require,  of the names and addresses of the  Certificateholders  as of the most recent  Record Date for payment of  distributions  to
Certificateholders.

                  If  three  or  more  Certificateholders  apply  in  writing  to the  Trustee,  and  such application  states that the applicants desire to communicate with other  Certificateholders  with respect to their  rights  under this  Agreement  or under the  Certificates  and is  accompanied  by a copy of the communication  which such  applicants  propose to transmit,  then the Trustee shall,  within five Business
Days after the receipt of such  application,  afford such  applicants  access during normal business hours to the most recent list of  Certificateholders  held by the  Trustee.  If such a list is as of a date more than 90 days  prior to the date of  receipt  of such  applicants'  request,  the  Trustee  shall  promptly request  from the  Certificate  Registrar  a  current  list as  provided  above,  and  shall  afford  such applicants access to such list promptly upon receipt.

                  Every   Certificateholder,   by  receiving  and  holding  such  list,  agrees  with  the
Certificate  Registrar,  the  Certificate  Administrator  and the Trustee  that  neither  the  Certificate
Registrar,  the Trustee  nor the  Certificate  Administrator  shall be held  accountable  by reason of the disclosure  of any such  information  as to the names and addresses of the  Certificateholders  hereunder, regardless of the source from which such information was derived.

                                               ARTICLE XII

                                            1934 ACT REPORTING

                  Section 12.01     Commission Reporting.

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                  (a)      The  Certificate  Administrator,  each Servicer and the Master  Servicer  shall reasonably  cooperate  with  the  Depositor  in  connection  with the  Trust's  satisfying  the  reporting requirements  under the 1934 Act. The Certificate  Administrator  shall prepare on behalf of the Depositor any Forms 8-K,  10-D and 10-K  customary  for similar  securities  as  required  by the 1934 Act,  and the
Depositor  shall sign and the  Certificate  Administrator  shall file (via  EDGAR) such forms on behalf of the Depositor.

                  (b)      Failure of a Servicer to timely  comply with this Article XII  (including  with respect to the time frames  required in this Article) shall be deemed an Event of Default,  and the Master
Servicer,  at the direction of the Depositor,  shall,  in addition to whatever  rights the Master Servicer may have  under  this  Agreement  and at law or equity or to  damages,  including  injunctive  relief  and specific  performance,  upon notice immediately  terminate all the rights and obligations of such Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without  compensating  such
Servicer for the same,  and the  Depositor  shall,  in accordance  with Sections 8.01 and 8.05,  thereupon appoint a successor  Servicer.  This paragraph  shall  supersede any other  provision in this Agreement or any other agreement to the contrary.

                  (c)      Failure  of the  Master  Servicer  to  timely  comply  with  this  Article  XII
(including  with  respect  to the time  frames  required  in this  Article)  shall be  deemed  an Event of
Default,  and the Trustee,  at the direction of the Depositor,  shall,  in addition to whatever rights the
Trustee may have under this  Agreement  and at law or equity or to damages,  including  injunctive  relief and specific  performance,  upon notice immediately terminate all the rights and obligations of the Master
Servicer  under  this  Agreement  and in and to the  Mortgage  Loans  and  the  proceeds  thereof  without compensating  the Master Servicer for the same, and the Depositor  shall, in accordance with Sections 8.01 and 8.05,  appoint a successor  Master  Servicer.  This paragraph  shall  supersede any other provision in this Agreement or any other agreement to the contrary.

                  (d)      If the Certificate  Administrator  fails to timely comply with this Article XII
(including  with  respect to the time  frames  required  in this  Article),  the  Trustee,  at the written direction  of the  Depositor,  shall,  in  addition  to  whatever  rights the  Trustee may have under this
Agreement and at law or equity or to damages,  including injunctive relief and specific performance,  upon notice immediately  terminate all the rights and obligations of the Certificate  Administrator  under this
Agreement and in and to the Mortgage Loans and the proceeds  thereof without  compensating the Certificate
Administrator  for the same,  and the  Depositor  shall  thereupon  appoint a  successor  Master  Servicer pursuant to Section 9.07.  This  paragraph  shall  supersede any other  provision in this Agreement or any other agreement to the contrary.

                  (e)      Each of the parties  acknowledges and agrees that the purpose of Article XII is to facilitate  compliance by the Depositor with the provisions of Regulation  AB.  Therefore,  each of the parties  agrees that (i) the  obligations of the parties  hereunder  shall be interpreted in such a manner as to accomplish that purpose,  (ii) the parties' obligations  hereunder will be supplemented and modified in writing,  as agreed to and executed by the parties hereto,  as necessary to be consistent with any such amendments,  interpretive  advice or guidance,  convention or consensus  among active  participants in the asset-backed  securities  markets or otherwise in respect of the  requirements of Regulation AB, (iii) the parties  shall  comply  with  reasonable  requests  made by the  Depositor,  the  Master  Servicer  or the

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Certificate  Administrator  for delivery of additional  information as the Depositor,  the Master Servicer or the Certificate  Administrator  may reasonably  determine is necessary to comply with the provisions of
Regulation AB, to the extent the delivery of such  additional  information  is  practicable  from a timing perspective,  and (iv) no amendment of this Agreement  shall be required to effect any such changes in the parties'  obligations  as are  necessary to  accommodate  evolving  interpretations  of the  provisions of
Regulation AB.

                  Section 12.02     Form 10-D  Reporting.  Within 15 days  after  each  Distribution  Date
(subject to permitted  extensions  under the 1934 Act), the  Certificate  Administrator  shall prepare and file on behalf of the Trust any Form 10-D  required by the 1934 Act, in form and  substance as required by the 1934 Act.  The  Certificate  Administrator  shall file each such Form 10-D with a copy of the  related
Monthly  Statement  attached  thereto.  Any  disclosure  in  addition  to the  Monthly  Statement  that is required  to be  included  on Form 10-D  ("Additional  Form 10-D  Disclosure")  shall be  reported  by the parties set forth on Exhibit S to the Depositor and  Certificate  Administrator  and directed and approved by the Depositor  pursuant to the following  paragraph,  and the  Certificate  Administrator  will have no duty or liability for any failure  hereunder to determine or prepare any Additional Form 10-D  Disclosure, except as set forth in the next paragraph.

                  As set forth on Exhibit S hereto,  within  two  Business  Days  after each  Distribution
Date for which a Form 10-D is required to be filed,  (i) the parties set forth  thereon  shall be required to provide to the  Certificate  Administrator  and the  Depositor,  to the extent  known by a  responsible person  thereof,  in  EDGAR-compatible  form,  or in such  other  form  as  otherwise  agreed  upon by the
Certificate  Administrator  and such party,  the form and substance of any Additional Form 10-D Disclosure together  with an  additional  disclosure  notification  in the form of Exhibit U hereto (an  "Additional
Disclosure  Notification") and (ii) the Depositor will approve,  as to form and substance,  or disapprove, as the case may be, the inclusion of the  Additional  Form 10-D  Disclosure on the related Form 10-D.  The
Depositor  will  be  responsible  for any  reasonable  fees  and  expenses  assessed  or  incurred  by the
Certificate  Administrator  in connection  with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

                  At least eight  calendar  days prior to the date a Form 10-D is due to be filed with the
Commission (the "10-D Filing  Deadline"),  the Certificate  Administrator  shall forward  electronically a draft copy of the Form 10-D to the  Depositor for review.  Within two calendar days of receipt,  but in no event later than the sixth  calendar day prior to the 10-D Filing  Deadline,  the  Depositor  shall notify the  Certificate  Administrator  of any  changes  to or  approval  of such Form  10-D.  In the  absence of receipt of any written  changes or approval,  the  Certificate  Administrator  shall be entitled to assume that such Form 10-D is in final form,  and the  Certificate  Administrator  shall deliver the Form 10-D to the Master  Servicer for  execution.  No later than five calendar days prior to the 10-D Filing  Deadline, a duly  authorized  representative  of the Master  Servicer shall sign the Form 10-D and deliver such Form
10-D to the Certificate  Administrator  for filing with the Commission.  If a Form 10-D cannot be filed on time or if a previously  filed Form 10-D needs to be amended,  the Certificate  Administrator  will follow the  procedures  set forth in Section  12.05.  Promptly  (but no later than one Business Day) after filing with the Commission,  the Certificate  Administrator  will make available on its internet  website a final executed copy of each Form 10-D prepared and filed by the  Certificate  Administrator.  Each party to this
Agreement  acknowledges  that the performance by the Master Servicer and the Certificate  Administrator of

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its duties under this Section 12.02 related to the timely  preparation,  execution and filing of Form 10-D is contingent upon such parties  strictly  observing all applicable  deadlines in the performance of their duties under this Section  12.02.  Neither the  Certificate  Administrator  nor the Master  Servicer shall have any  liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly  prepare,  timely execute and/or timely file such Form 10-D,  where such failure  results from the  Certificate  Administrator's  inability  or  failure to obtain or  receive,  on a timely  basis,  any information  from any other party hereto needed to prepare,  arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

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                  Section 12.03     Form  10-K  Reporting.  On or prior to March 1 of each year in which a
Form 10-K must be filed  with  respect  to the  Trust,  the  Depositor  will  provide  to the  Certificate
Administrator  a draft of the first  page of a Form 10-K  that  includes  the  information  regarding  the
Depositor  and the Trust as approved by the  Depositor  for  inclusion  in the Form 10-K to be prepared by the  Certificate  Administrator  pursuant  to this  Section  12.03.  Within 90 days  after the end of each fiscal  year of the Trust or such  earlier  date as may be  required  by the 1934 Act (the  "10-K  Filing
Deadline")  (it being  understood  that the fiscal year for the Trust ends on December  31st of each year)
in which a Form 10-K is  required  by the 1934 Act to be filed with  respect to the Trust,  commencing  in
March 2008, the  Certificate  Administrator  shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the 1934 Act.  Each such Form 10-K shall  include the  following  items, in each  case to the  extent  they  have  been  delivered  to the  Certificate  Administrator  within  the applicable  time frames set forth in this  Agreement  and the related  Custodial  Agreement,  (i) the Item
1123 Certificate for each Servicer,  each Additional Servicer and the Master Servicer (each, a "Reporting
Servicer")  as described  under  Section  12.06,  (ii)(A) the  Assessment  of  Compliance  with  servicing criteria for each Reporting  Servicer and any Servicing  Function  Participant as described  under Section
12.07,  and  (B) if any  Reporting  Servicer's  or any  Servicing  Function  Participant's  Assessment  of
Compliance  identifies any material  instance of  noncompliance,  disclosure  identifying such instance of noncompliance,  or if any  Reporting  Servicer's  or any Servicing  Function  Participant's  Assessment of
Compliance  is not included as an exhibit to such Form 10-K,  disclosure  that such report is not included and an  explanation  why such report is not  included,  (iii)(A)  the  Accountant's  Attestation  for each
Reporting  Servicer and any Servicing Function  Participant,  as described under Section 12.08, and (B) if any Accountant's  Attestation  identifies any material instance of noncompliance,  disclosure  identifying such instance of noncompliance,  or if any such Accountant's  Attestation is not included as an exhibit to such Form 10-K,  disclosure  that such report is not  included and an  explanation  why such report is not included, and (iv) a Sarbanes-Oxley  Certification as described in Section 12.09 (provided,  however, that the Certificate  Administrator,  at its discretion, may omit from the Form 10-K any Item 1123 Certificate,
Assessment of Compliance or Accountants  Attestation  that is not required to be filed with such Form 10-K pursuant to Regulation  AB). Any  disclosure or  information in addition to (i) through (iv) above that is required  to be  included  on Form 10-K  ("Additional  Form 10-K  Disclosure")  shall be  reported  by the parties set forth on Exhibit V to the Depositor and  Certificate  Administrator  and directed and approved by the Depositor  pursuant to the following  paragraph,  and the  Certificate  Administrator  will have no duty or liability for any failure  hereunder to determine or prepare any Additional Form 10-K  Disclosure, except as set forth in the next paragraph.

                  As set forth on  Exhibit V hereto,  no later than March 1 of each year that the Trust is subject  to the 1934 Act  reporting  requirements,  commencing  in 2008 (or March 15 with  respect  to the
Master  Servicer  and the  Certificate  Administrator),  (i) the  parties  set forth on Exhibit V shall be required  to  provide  to the  Certificate  Administrator  and the  Depositor,  to the  extent  known by a responsible officer thereof,  in EDGAR-compatible  form, or in such other form as otherwise agreed upon by the  Certificate  Administrator  and such  party,  the form and  substance  of any  Additional  Form  10-K
Disclosure,  if applicable,  together with an Additional  Disclosure  Notification  and (ii) the Depositor
will  approve,  as to form  and  substance,  or  disapprove,  as the  case may be,  the  inclusion  of the
Additional  Form 10-K  Disclosure on Form 10-K. The Depositor will be responsible  for any reasonable fees

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and expenses  assessed or incurred by the  Certificate  Administrator  in  connection  with  including any
Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

                  After   preparing  the  Form  10-K,   the   Certificate   Administrator   shall  forward
electronically  a draft copy of the Form 10-K to the Depositor for review.  Within three  Business Days of receipt,  but in no event later than March 23, the Depositor  shall notify the  Certificate  Administrator in writing  (which may be furnished  electronically)  of any changes to or approval of such Form 10-K.  In the  absence  of  receipt of any  written  changes or  approval  the  Certificate  Administrator  shall be entitled to assume  that such Form 10-K is in final  form.  No later than the close of business on the 4th
Business  Day prior to the 10-K  Filing  Deadline,  the  Depositor  shall sign the Form 10-K and return an electronic  or fax copy of such  signed  Form  10-K  (with an  original  executed  hard  copy to follow by overnight  mail)  to the  Certificate  Administrator.  If a Form  10-K  cannot  be  filed  on time or if a previously filed Form 10-K needs to be amended,  the Certificate  Administrator will follow the procedures set forth in Section  12.05.  Promptly  (but no later than one (1)  Business  Day) after  filing  with the
Commission,  the Certificate  Administrator  will make available on its internet  website a final executed copy of each  Form  10-K  prepared  and  filed  by the  Certificate  Administrator.  The  parties  to this
Agreement  acknowledge  that the performance by the Master Servicer and the Certificate  Administrator  of
its  duties  under  this  Section  12.03  related  to the  timely  preparation  and filing of Form 10-K is contingent  upon such parties  (and the  Custodian,  Servicers  and any  Additional  Servicer or Servicing
Function  Participant)  strictly  observing all  applicable  deadlines in the  performance of their duties under  Article  XII.  Neither  the  Certificate  Administrator  nor the  Master  Servicer  shall  have any liability for any loss, expense,  damage,  claim arising out of or with respect to any failure to properly
prepare  and/or  timely  file  such  Form  10-K,   where  such  failure   results  from  the   Certificate
Administrator's  inability or failure to obtain or receive,  on a timely basis,  any information  from any other party hereto  needed to prepare,  arrange for execution or file such Form 10-K,  not resulting  from its own negligence, bad faith or willful misconduct.

                  Section 12.04     Form  8-K   Reporting.   Within  four  (4)  Business  Days  after  the
occurrence of an event requiring  disclosure on Form 8-K (each such event, a "Reportable  Event"),  and if requested by the Depositor,  the Certificate  Administrator  shall prepare and file on behalf of the Trust any Form 8-K, as required by the 1934 Act,  provided  that the  Depositor  shall file the initial Form 8-K in  connection  with the  issuance  of the  Certificates.  Any  disclosure  or  information  related  to a
Reportable  Event or that is  otherwise  required  to be  included  on Form 8-K  ("Form  8-K  Disclosure
Information")  shall  be  reported  by the  parties  set  forth  on  Exhibit  W to the  Depositor  and the
Certificate  Administrator  and  directed  and  approved  by  the  Depositor  pursuant  to  the  following paragraph,  and the Certificate  Administrator will have no duty or liability for any failure hereunder to determine  or prepare  any Form 8-K  Disclosure  Information  or any Form 8-K,  except as set forth in the next paragraph.

                  As set forth on  Exhibit W hereto,  for so long as the Trust is  subject to the 1934 Act reporting  requirements,  no later than the end of business  (New York City time) on the 2nd  Business Day after the  occurrence  of a  Reportable  Event (i) the  parties to this  transaction  shall be required to provide to the Certificate  Administrator and the Depositor,  to the extent known by a responsible officer thereof,  in  EDGAR-compatible  form,  or in such other form as otherwise  agreed upon by the  Certificate
Administrator  and such  party,  the form  and  substance  of any  Form  8-K  Disclosure  Information,  if applicable,  together with an Additional  Disclosure  Notification and (ii) the Depositor will approve, as

                                                    130

to form and  substance,  or  disapprove,  as the case may be,  the  inclusion  of the Form 8-K  Disclosure
Information.  The  Depositor  will be  responsible  for any  reasonable  fees  and  expenses  assessed  or incurred  by  the  Certificate  Administrator  in  connection  with  including  any  Form  8-K  Disclosure
Information on Form 8-K pursuant to this paragraph.

                  After   preparing   the  Form  8-K,  the   Certificate   Administrator   shall   forward
electronically  a draft copy of the Form 8-K to the  Depositor  for  review.  Promptly,  but no later than the close of business on the 3rd Business Day after the Reportable  Event,  the Depositor shall notify the
Certificate  Administrator  in writing of any  changes to or  approval of such Form 8-K. In the absence of receipt of any written  changes or approval,  the  Certificate  Administrator  shall be entitled to assume that  such  Form  8-K  is  in  final  form  and  a  duly  authorized  representative  of  the  Certificate
Administrator   may  proceed  with  the  execution  and  filing  of  the  Form  8-K.  A  duly   authorized
representative  of the Master  Servicer  shall sign the Form 8-K. If a Form 8-K cannot be filed on time or if a  previously  filed  Form 8-K needs to be  amended,  the  Certificate  Administrator  will  follow the procedures  set forth in Section  12.05.  Promptly  (but no later than one (1) Business  Day) after filing with the Commission,  the Certificate  Administrator  will make available on its internet  website a final executed copy of each Form 8-K prepared and filed by the  Certificate  Administrator.  The parties to this
Agreement  acknowledge  that the performance by the Certificate  Administrator  and the Master Servicer of
its  duties  under  this  Section  12.04  related  to the  timely  preparation  and  filing of Form 8-K is contingent  upon such parties  strictly  observing all  applicable  deadlines in the  performance of their duties under this Section  12.04.  Neither the Master  Servicer nor the  Certificate  Administrator  shall have any  liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly  prepare  and/or timely file such Form 8-K,  where such failure  results from the  Certificate
Administrator's  inability or failure to obtain or receive,  on a timely basis,  any information  from any other party hereto  needed to prepare,  arrange for  execution or file such Form 8-K, not  resulting  from its own negligence, bad faith or willful misconduct.

                  Section 12.05     Delisting;  Amendment;  Late Filing of Reports.  On or before  January
30 of the first year in which the  Certificate  Administrator  is able to do so under  applicable law, the
Certificate  Administrator  shall  prepare  and file a Form 15  Suspension  Notification  relating  to the automatic suspension of reporting in respect of the Trust under the 1934 Act.

                  In the event  that the  Certificate  Administrator  is  unable  to timely  file with the
Commission  all or any  required  portion  of any  Form  8-K,  10-D or 10-K  required  to be filed by this
Agreement  because  required  disclosure  information  was either not  delivered  to it or delivered to it after  the  delivery  deadlines  set forth in this  Agreement  or for any other  reason,  the  Certificate
Administrator  shall promptly  notify  electronically  the  Depositor.  In the case of Form 10-D and 10-K, the parties to this  Agreement  shall  cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A as  applicable,  pursuant  to Rule  12b-25  of the 1934  Act.  In the case of Form  8-K,  the  Certificate
Administrator  will,  upon receipt of all required Form 8-K Disclosure  Information  and upon the approval and direction of the Depositor,  include such  disclosure  information on the next Form 10-D. In the event that any  previously  filed Form 8-K, 10-D or 10-K needs to be amended in connection  with any  Additional
Form 10-D Disclosure,  the Certificate  Administrator shall  electronically  notify the Depositor and such parties will  cooperate to prepare any necessary  Form 8-K/A,  10-D/A or 10-K/A.  Any Form 15, Form 12b-25

                                                    131

or any  amendment to Form 8-K or 10-D shall be signed by a duly  authorized  representative  of the Master
Servicer.  Any  amendment  to Form 10-K shall be signed by the  Depositor.  The parties to this  Agreement acknowledge  that the  performance  by the  Certificate  Administrator  and the Master  Servicer  of their duties under this Section  12.05  related to the timely  preparation  and filing of Form 15, a Form 12b-25 or any  amendment  to Form 8-K,  10-D or 10-K is  contingent  upon each such party  performing  its duties under  this  Section.  Neither  the  Certificate  Administrator  nor the  Master  Servicer  shall have any liability  for any loss,  expense,  damage or claim  arising  out of or with  respect  to any  failure  to properly  prepare  and/or  timely file any such Form 15, Form 12b-25 or any  amendments to Forms 8-K, 10-D or 10-K,  where such failure results from the Certificate  Administrator's  inability or failure to obtain or receive,  on a timely basis,  any  information  from any other party hereto needed to prepare,  arrange for  execution  or file such Form 15,  Form  12b-25 or any  amendments  to Forms  8-K,  10-D or 10-K,  not resulting from its own negligence, bad faith or willful misconduct.

                  Section 12.06    Annual Statements of Compliance. The Master  Servicer and each Servicer shall deliver or otherwise  make  available  (and the Master  Servicer and each  Servicer  shall cause any
Additional  Servicer  engaged by it to deliver or otherwise make  available) to the Master  Servicer on or before March 1 of each year (or with respect to the Master Servicer, March 15 of each year), commencing in
March 2008, an Officer's Certificate (an "Item 1123 Certificate")  stating, as to the signer thereof, that
(A) a review of such party's  activities during the preceding  calendar year or applicable portion thereof and of such party's performance under this Agreement, or such other applicable agreement in the case of an
Additional Servicer,  has been made under such officer's supervision and (B) to the best of such officer's knowledge,  based on such review,  such party has fulfilled all its obligations  under this Agreement,  or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or applicable portion thereof, or, if there has been a failure to fulfill any such obligation in any  material  respect,  specifying  each such  failure  known to such  officer  and the nature and status thereof.  Promptly after receipt of each such Item 1123 Certificate,  the Depositor shall review such Item
1123 Certificate and, if applicable,  consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party's obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

                  The Master  Servicer  shall include all annual  statements of compliance  received by it from each  Servicer  with its own annual  statement  of  compliance  to be  submitted  to the  Certificate
Administrator pursuant to this Section.

                  In the event the Master  Servicer or any Additional  Servicer  engaged by any such party is terminated  or resigns  pursuant to the terms of this  Agreement,  or any  applicable  agreement in the case of a  Additional  Servicer,  as the case may be,  such party shall  provide an Item 1123  Certificate pursuant to this Section 12.06 or to such applicable  agreement,  as the case may be,  notwithstanding any such termination, assignment or resignation.

                  Section 12.07     Annual  Assessments  of  Compliance.  By March 1 of each year (or with respect to the Master Servicer and the Certificate  Administrator,  March 15 of each year),  commencing in
March  2008,  the Master  Servicer,  the  Certificate  Administrator  and each  Servicer,  each at its own expense,  shall  furnish or  otherwise  make  available,  and each such party  shall  cause any  Servicing

                                                    132

Function  Participant  engaged by it to furnish or otherwise make available,  each at its own expense,  to the Master  Servicer,  a report on an assessment of compliance  with the Relevant  Servicing  Criteria (an
"Assessment  of  Compliance")  that  contains  (A) a  statement  by such party of its  responsibility  for assessing  compliance with the Relevant  Servicing  Criteria for each party as set forth on Exhibit R, (B)
a statement that such party used the Relevant  Servicing  Criteria to assess  compliance with the Relevant
Servicing  Criteria,  (C) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the  fiscal  year  covered  by the Form 10-K  required  to be filed  pursuant  to  Section  12.03, including,  if there  has  been any  material  instance  of  noncompliance  with  the  Relevant  Servicing
Criteria,  a discussion of each such failure and the nature and status  thereof,  and (D) a statement that a registered public accounting firm has issued an Accountant's  Attestation on such party's  Assessment of
Compliance with the Relevant Servicing Criteria as of and for such period.

                  No later  than the end of each  fiscal  year for the Trust for which a 10-K is  required to be filed,  each Servicer and the Master  Servicer shall each forward to the  Certificate  Administrator the name of each Servicing  Function  Participant  engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance  prepared by such Servicing Function  Participant  (provided, however,  that the Master Servicer need not provide  information to the Certificate  Administrator so long as the Master Servicer and the Certificate  Administrator  are the same person).  When the Master Servicer and each Servicer (or any Servicing  Function  Participant  engaged by them) submit their  Assessments  of
Compliance to the Certificate  Administrator,  such parties will also at such time include the Assessments of  Compliance  (and  Accountant's  Attestation)  pursuant  to Section  12.08 of each  Servicing  Function
Participant engaged by it.

                  Promptly  after receipt of each  Assessment of  Compliance,  the Depositor  shall review each such report and, if applicable,  consult with the Master  Servicer,  the  Certificate  Administrator, each  Servicer  and any  Servicing  Function  Participant  engaged by such parties as to the nature of any
material  instance  of  noncompliance   with  the  Relevant   Servicing   Criteria  by  each  such  party.
Notwithstanding  the  foregoing,  none of such  parties  will be  required to deliver  any  Assessment  of
Compliance  until  April 15 in any given year so long as it has  received  written  confirmation  from the
Depositor  that a Form  10-K is not  required  to be filed  in  respect  of the  Trust  for the  preceding calendar year.

                  The Master  Servicer  shall include all  Assessments  of Compliance  received by it from the Servicers  with its own  Assessment of  Compliance  to be submitted to the  Certificate  Administrator pursuant to this Section.

                  In the event  the  Master  Servicer,  the  Certificate  Administrator  or any  Servicing
Function  Participant  engaged by any such party is terminated,  assigns its rights and obligations under, or resigns pursuant to, the terms of this Agreement,  or any other applicable  agreement,  as the case may be, such party shall provide an Assessment of  Compliance  pursuant to this Section  12.07,  or such other applicable agreement, notwithstanding any such termination, assignment of resignation.

                  The Master  Servicer shall enforce any  obligation of the  Custodian,  to the extent set forth in the Custodial  Agreement to deliver to the Master  Servicer an  Assessment  of Compliance  within

                                                    133

the time frame set forth in, and in such form and  substance as may be required  pursuant to the Custodial
Agreement.  The Master  Servicer  shall include such  Assessment of Compliance  with its own Assessment of
Compliance to be submitted to the Certificate Administrator pursuant to this Section.

                  Section 12.08     Accountant's  Attestation.  By March 15 of each  year,  commencing  in
2008, the Master  Servicer,  the  Certificate  Administrator  and each Servicer,  each at its own expense, shall cause, and each such party shall cause any Servicing  Function  Participant  engaged by it to cause, each at its own expense,  a registered  public  accounting  firm (which may also render other  services to the Master  Servicer,  the  Certificate  Administrator  or a Servicer  or such  other  Servicing  Function
Participants,  as the case may be) and that is a member of the  American  Institute  of  Certified  Public
Accountants to furnish a report (the  "Accountant's  Attestation") to the Master  Servicer,  to the effect that (i) it has obtained a  representation  regarding  certain  matters from the management of such party, which includes an assertion that such party has complied with the Relevant  Servicing  Criteria,  and (ii)
on the basis of an  examination  conducted  by such firm in  accordance  with  standards  for  attestation engagements  issued or adopted by the  PCAOB,  it is  expressing  an  opinion as to whether  such  party's compliance with the Relevant Servicing  Criteria was fairly stated in all material respects,  or it cannot express an overall opinion  regarding such party's  assessment of compliance  with the Relevant  Servicing
Criteria.  In the event that an overall  opinion cannot be expressed,  such registered  public  accounting firm shall  state in such  report  why it was  unable to express  such an  opinion.  Such  report  must be available for general use and not contain restricted use language.

                  Promptly  after  receipt of such  Accountant's  Attestations  from the Master  Servicer, each  Servicer,  the  Custodian,  the  Certificate  Administrator  or any Servicing  Function  Participant
engaged by such  parties,  (i) the  Depositor  shall review the reports and, if  applicable,  consult with such  parties as to the nature of any defaults by such  parties,  in the  fulfillment  of any of each such party's  obligations  hereunder  or under  any  other  applicable  agreement,  and  (ii)  the  Certificate
Administrator  shall  confirm  that  each  Assessment  of  Compliance  is  coupled  with  an  Accountant's
Attestation  meeting  the  requirements  of this  Section  and notify  the  Depositor  of any  exceptions.
Notwithstanding  the  foregoing,  none of such parties  shall be required to deliver any such  assessments until April 15 in any given year so long as it has received written  confirmation  from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

                  The  Master  Servicer  shall  include  each  such  attestation  furnished  to it by  the
Servicers  with its own  attestation  to be submitted to the  Certificate  Administrator  pursuant to this
Section.

                  In the event the Master  Servicer,  the Certificate  Administrator,  the Custodian,  any
Servicer or any Servicing  Function  Participant  engaged by any such party,  is  terminated,  assigns its rights  and  duties  under,  or  resigns  pursuant  to the terms of,  this  Agreement,  or any  applicable
Custodial  Agreement or any applicable  Subservicing  Agreement,  as the case may be, such party shall, at its sole expense,  cause a registered  public  accounting firm to provide an attestation  pursuant to this
Section 12.08, or such other applicable  agreement,  notwithstanding  any such termination,  assignment or resignation.

                                                    134

                  The Master  Servicer shall enforce any  obligation of the  Custodian,  to the extent set forth in the  Custodial  Agreement  to deliver to the Master  Servicer an  attestation  as may be required pursuant to the Custodial  Agreement.  The Master  Servicer shall include each such  attestation  with its own Accountant's Attestation to be submitted to the Certificate Administrator pursuant to this Section.

                  Section 12.09     Sarbanes-Oxley   Certification.   Each  Form  10-K  shall   include  a
certification  (the  "Sarbanes-Oxley  Certification")  required to be included  therewith  pursuant to the
Sarbanes-Oxley  Act. Each Servicer,  the Master Servicer and the Certificate  Administrator shall provide, and each  Servicer,  the Master  Servicer  and the  Certificate  Administrator  shall cause any  Servicing
Function  Participant  engaged by it to, provide to the Person who signs the Sarbanes-Oxley  Certification
(the  "Certifying  Person"),  by March 1 of each year (or with  respect  to the  Master  Servicer  and the
Certificate  Administrator,  March 15 of each  year) in  which  the  Trust  is  subject  to the  reporting requirements  of the  1934  Act and  otherwise  within  a  reasonable  period  of  time  upon  request,  a certification  (each,  a "Back-Up  Certification"),  in the form attached  hereto as Exhibit Q, upon which the Certifying  Person,  the entity for which the Certifying Person acts as an officer,  and such entity's officers,  directors and Affiliates  (collectively  with the Certifying Person,  "Certification  Parties")
can reasonably  rely. The Depositor  shall serve as the Certifying  Person on behalf of the Trust.  In the event the Master Servicer,  the Certificate  Administrator or any Servicing Function  Participant  engaged by such  party is  terminated  or  resigns  pursuant  to the terms of this  Agreement,  or any  applicable
Subservicing  Agreement,  as the case may be,  such party  shall  provide a Back-Up  Certification  to the
Certifying  Person  pursuant to this  Section  12.09 with  respect to the period of time it was subject to this Agreement or any applicable Subservicing Agreement, as the case may be.

                  Section 12.10     Indemnification.  Each party  required  to deliver  an  Assessment  of
Compliance and an  Accountant's  Attestation  and/or an Item 1123  Certificate  under Article XII (each, a
"Responsible Party") shall indemnify and hold harmless the Certificate Administrator,  the Master Servicer and the Depositor and each of their  directors,  officers,  employees,  agents,  and  affiliates  from and against any and all claims, losses,  damages,  penalties,  fines,  forfeitures,  reasonable legal fees and related  costs,  judgments  and other  costs and  expenses  arising out of or based upon (a) any breach by such  Responsible  Party of any if its  obligations  under this  Article XII  including  particularly  its obligation to provide any Assessment of Compliance  and an  Accountant's  Attestation  and/or an Item 1123
Certificate or any information,  data or material required to be included in any 1934 Act report,  (b) any misstatement or omission in any information,  data or materials  provided by such  Responsible  Party (or, in the case of the Certificate  Administrator  or Master Servicer,  any material  misstatement of material omission in (i) any Item 1123  Certificate,  Assessment of Compliance or Attestation  report  delivered by it, or by any  Servicing  Function  Participant  engaged by it,  pursuant to this  Agreement,  or (ii) any
Additional Form 10-D  Disclosure,  Additional  Form 10-K Disclosure  concerning the Master Servicer or the
Certificate  Administrator),  or (c) the negligence,  bad faith or willful  misconduct of such Responsible
Party in connection  with the  performance of any if its  obligations  hereunder.  If the  indemnification provided for herein is unavailable or insufficient to hold harmless the Master  Servicer,  the Certificate
Administrator  or the  Depositor,  then each  Responsible  Party  agrees that it shall  contribute  to the amount  paid  or  payable  by  Certificate  Administrator,  the  Master  Servicer  or  the  Depositor,  as
applicable,  as a result of any claims,  losses,  damages or liabilities  incurred by the Master Servicer, the Certificate  Administrator  or the Depositor,  as applicable,  in such proportion as is appropriate to

                                                    135

reflect the relative fault of the Master  Servicer,  the Certificate  Administrator  or the Depositor,  as
applicable,  on the one hand  and  such  Responsible  Party,  on the  other.  This  indemnification  shall survive  the  termination  of  this  Agreement  or  the  termination  of  any  party  to  this  Agreement.
Notwithstanding  the  foregoing,  none of the  Responsible  Parties  shall be  liable  for  consequential, indirect or punitive damages.

                  Each Servicer  agrees to indemnify and hold harmless each of the  Depositor,  the Master
Servicer,  the  Certificate  Administrator  and the Trustee and each Person,  if any, who  "controls"  the
Depositor,  the Master  Servicer,  the Certificate  Administrator or the Trustee within the meaning of the
1933 Act and their  respective  officers,  directors and affiliates from and against any losses,  damages, penalties,  fines,  forfeitures,  reasonable  and necessary  legal fees and related  costs,  judgments and other costs and expenses  that such Person may sustain  arising out of third party claims based on (i) the failure of any Subservicer or  Subcontractor  related to such Servicer to deliver or cause to be delivered when  required any  Assessment  of Compliance or  Accountant's  Attestation  required  pursuant to Section
12.08, or (ii) any material  misstatement or omission  contained in any Assessment of Compliance  provided by any such Subservicer or Subcontractor  pursuant to Section 12.08.  This  indemnification  shall survive the  termination of this  Agreement or the  termination  of any party to this  Agreement.  Notwithstanding the foregoing,  no such Subservicer or  Subcontractor  shall be liable for any  consequential,  special or punitive damages.

                                                    136

                  IN WITNESS WHEREOF, the Depositor,  the Master Servicer, the Servicers,  the Certificate
Administrator  and the  Trustee  have  caused  this  Agreement  to be duly  executed  by their  respective officers thereunto duly authorized to be hereunto affixed, all as of the date first above written.

                                                     WACHOVIA MORTGAGE LOAN TRUST, LLC,
                                                           as Depositor

                                                     By:  /s/ Robert J. Perret
                                                          Name: Robert J. Perret
                                                          Title: Vice President

                                                     NATIONAL CITY MORTGAGE CO.,
                                                           as a Servicer

                                                     By:  /s/ Richard Buck
                                                          Name: Richard Buck
                                                          Title: Assistant Vice President

                                                     FIFTH THIRD MORTGAGE COMPANY,
                                                           as a Servicer

                                                     By:  /s/ Stephen Johnson
                                                          Name: Stephen Johnson
                                                          Title: Vice President

                                                     SUNTRUST MORTGAGE, INC.,
                                                           as a Servicer

                                                     By:  /s/ Annette Holman-Foreman
                                                          Name: Annette Holman-Foreman
                                                          Title: Vice President

                                                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                                           as a Servicer

                                                     By:  /s/ Bradley A. Davis
                                                          Name: Bradley A. Davis
                                                          Title: Vice President

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                           as Master Servicer and Certificate
                                                           Administrator

                                                     By:  /s/ Shannon M. Rantz
                                                          Name: Shannon M. Rantz
                                                          Title: Vice President

                                                     HSBC BANK USA, NATIONAL ASSOCIATION
                                                           as Trustee

                                                     By:  /s/ Fernando Acebedo
                                                          Name:  Fernando Acebedo
                                                          Title: Vice President

STATE OF MINNESOTA                  )
                                    )        ss.:
COUNTY OF RAMSEY                    )
                                    )

                  On the 27th day of  March,  2007,  before  me, a notary  public  in and for the State of
Minnesota,  personally  appeared Shannon M. Rantz, known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of U.S. Bank National Association,  a national banking association,  one of the parties  that  executed  the  foregoing  instrument;  and that s/he signed  his/her name thereto by order of the Board of Directors of such association.

                                                             /s/ Tiffany M. Jeanson
                                                                         Notary Public

[Notarial Seal]

My commission expires   1/31/2009  .

STATE OF NORTH CAROLINA             )
                                    )        ss.:
COUNTY OF MECKLENBURG               )
                                    )

                  On the 27th day of  March,  2007,  before  me, a notary  public  in and for the State of
North  Carolina,  personally  appeared  Robert J.  Perret,  known to me who,  being by me duly sworn,  did depose and say that s/he is a Vice  President of Wachovia  Mortgage  Loan Trust,  LLC, a Delaware  limited liability  company,  one of the parties  that  executed  the  foregoing  instrument;  and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

                                                                 /s/ Evelyn S. King
                                                                         Notary Public

[Notarial Seal]

My commission expires 6/6/10.U

STATE OF MARYLAND                   )
                                    )        ss.:
COUNTY OF FREDERICK                 )
                                    )

                  On the 27th day of March, 2007, before me, a notary public in and for the State of
Maryland, personally appeared Bradley A. Davis, known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of Wells Fargo Bank, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

                                                              /s/ Caroline H. Mills
                                                                         Notary Public

[Notarial Seal]

My commission expires 1/21/08.

STATE OF OHIO                       )
                                    )        ss.:
COUNTY OF HAMILTON                  )
                                    )

                  On the 27th day of March, 2007, before me, a notary public in and for the State of
Ohio, personally appeared Stephen Johnson known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of Fifth Third Mortgage Company, an Ohio corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

                                                                /s/ Mary Robin Ruholl-Cassady
                                                                         Notary Public

[Notarial Seal]

My commission expires 6/17/2011.

STATE OF VIRGINIA                   )
                                    )        ss.:
CITY OF RICHMOND                    )
                                    )

                  On the 27th day of March, 2007, before me, a notary public in and for the State of
Virginia, personally appeared Annette Holman-Foreman, known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of SunTrust Mortgage, Inc., a Virginia corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

                                                               /s/ Sherry L. Sykes
                                                                         Notary Public

[Notarial Seal]

My commission expires 10/31/10  .

STATE OF OHIO                       )
                                    )        ss.:
COUNTY OF MONTGOMERY                )
                                    )

                  On the 27th day of March, 2007, before me, a notary public in and for the State of
Ohio, personally appeared Richard Buck known to me who, being by me duly sworn, did depose and say that
s/he is an Assistant Vice President of National City Mortgage Co., an Ohio corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

                                                              /s/ Michelle Pyburn
                                                                         Notary Public

[Notarial Seal]

My commission expires  9/7/08 .

STATE OF NEW YORK                   )
                                    )        ss.:
COUNTY OF NEW YORK                  )
                                    )

                  On the 27th day of March, 2007, before me, a notary public in and for the State of New
York, personally appeared Fernando Acebedo, known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of HSBC Bank USA, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

                                                               /s/ Audrey H. Zabriskie
                                                                         Notary Public

[Notarial Seal]

My commission expires  1/16/2011  .

                                                                                                APPENDIX 1

         CALCULATION OF UNCERTIFICATED LOWER-TIER REGULAR INTEREST Y PRINCIPAL REDUCTION AMOUNTS

         Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amounts:  For any Distribution
Date the amounts by which the Uncertificated Principal Balances of Uncertificated Lower-Tier Regular
Interests Y-1, Y-2, Y-3 and Y-4, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         First, for each of Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4, determine the Net
WAC for the applicable Loan Group for distributions of interest that will be made on the next succeeding
Distribution Date (the "Group Interest Rate").  The Uncertificated Lower-Tier Regular Interest Y
Principal Reduction Amount for Uncertificated Lower-Tier Regular Interests Y-1, Y-2, Y-3 and Y-4 will be determined pursuant to the "Generic solution for the Uncertificated Lower-Tier Regular Interest Y
Principal Reduction Amounts" set forth below (the "Generic Solution") by making identifications among the actual Loan Groups and their related Uncertificated Lower-Tier Regular Interests and the Net WAC and
the Groups named in the Generic Solution and their related Uncertificated Lower-Tier Regular Interests as follows:

A.  Determine which Group has the lowest Group Interest Rate.  That Group will be identified with
Group AA and the Uncertificated Lower-Tier Regular Interests related to that Group will be respectively identified with Uncertificated Lower-Tier Regular Interests Y-AA and Z-AA.  The Group Interest Rate for
that Group will be identified with J%.  If two or more Groups have the lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

B.  Determine which Group has the second lowest Group Interest Rate.  That Group will be identified with
Group BB and the Uncertificated Lower-Tier Regular Interests related to that Group will be respectively identified with Uncertificated Lower-Tier Regular Interests Y-BB and Z-BB.  The Group Interest Rate for
that Group will be identified with K%.  If two or more Groups have the second lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

C.  Determine which Group has the third lowest Group Interest Rate.  That Group will be identified with
Group CC and the Uncertificated Lower-Tier Regular Interests related to that Group will be respectively identified with Uncertificated Lower-Tier Regular Interests Y-CC and Z-CC.  The Group Interest Rate for
that Group will be identified with L%.  If two or more Groups have the third lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

D.  Determine which Group has the fourth lowest Group Interest Rate.  That Group will be identified with
Group DD and the Uncertificated Lower-Tier Regular Interests related to that Group will be respectively identified with Uncertificated Lower-Tier Regular Interests Y-DD and Z-DD.  The Group Interest Rate for
that Group will be identified with M%.  If two or more Groups have the fourth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through D of this definition.

Second, apply the Generic Solution set forth below to determine the Uncertificated Lower-Tier Regular
Interest Y Principal Reduction Amounts for the Distribution Date using the identifications made above.

                  Generic Solution for the Uncertificated Lower-Tier Regular Interest Y Principal
Reduction Amounts:  For any Distribution Date, the amounts by which the Uncertificated Principal
Balances of Uncertificated Lower-Tier Regular Interests Y-AA, Y-BB, Y-CC and Y-DD, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

J% =     the Net WAC for Group AA for interest to be distributed on the next succeeding Distribution Date.

K% =     the Net WAC for Group BB for interest to be distributed on the next succeeding Distribution Date.

L% =     the Net WAC for Group CC for interest to be distributed on the next succeeding Distribution Date.

M% =     the Net WAC for Group DD for interest to be distributed on the next succeeding Distribution Date.

For purposes of the succeeding definitions and formulas, it is required that J%<=K%<=L%<=M%.

PJB =    the Group AA Subordinate Percentage after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PKB =    the Group BB Subordinate Percentage after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PLB =    the Group CC Subordinate Percentage after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PMB =    the Group DD Subordinate Percentage after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =      the Class B Pass-Through Rate
  =      (J%PJB + K%PKB + L%PLB + M%PMB)/(PJB + PKB + PLB + PMB)

                                                    2

R11 =    the weighted average of the Net WACs for Group AA, Group BB, Group CC and Group DD after giving effect to the allocation of Realized Losses and distributions of principal to be made on such
         Distribution Date
         =      {J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/
                        (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm)

R21 =    the weighted average of  the Net WACs for Group AA, Group BB and Group CC after giving effect to the allocation of Realized Losses and distributions of principal to be made on such
         Distribution Date

    =    {J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) }/(Pj - ΔPj + Pk - ΔPk + Pl - ΔPl )

R22 =    the Net WAC for Group DD
    =    { M% (Pm - ΔPm)}/( Pm - ΔPm )

R31 =    the weighted average of the Net WACs for Group AA and Group BB after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution
         Date
    =    {(J% (Pj - ΔPj) + K% (Pk - ΔPk) }/(Pj - ΔPj + Pk - ΔPk)

R32 =    the weighted average of the Net WACs for Group CC and Group DD after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution
         Date
    =    { L% (Pl - ΔPl) + M% (Pm - ΔPm)}/( Pl - ΔPl + Pm - ΔPm)

R41 =    the Net WAC for Group AA after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
    =    J%

R42 =    the weighted average of the Net WACs for Group BB, Group CC and Group DD after giving effect to the allocation of Realized Losses and distributions of principal to be made on such
         Distribution Date
                  =        {K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/
                                    ( Pk - ΔPk + Pl - ΔPl + Pm - ΔPm )

r11 =    the weighted average of the Uncertificated Pass-Through Rates for Uncertificated Lower-Tier
         Regular Interests Y-AA, Y-BB, Y-CC and Y-DD
    =    (J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r21 =    the weighted average of the Uncertificated Pass-Through Rates for Uncertificated Lower-Tier
         Regular Interests Y-AA, Y-BB and Y-CC
    =    (J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r22 =    the Uncertificated Pass-Through Rate for Uncertificated Lower-Tier Regular Interest Y-DD
    =    ( M% Ym)/( Ym )

                                                    3

r31 =    the weighted average of the Uncertificated Pass-Through Rates for Uncertificated Lower-Tier
         Regular Interests Y-AA and Y-BB
    =    (J% Yj + K% Yk )/(Yj + Yk )

r32 =    the weighted average of the Uncertificated Pass-Through Rates for Uncertificated Lower-Tier
         Regular Interests Y-CC and Y-DD
    =    ( L% Yl + M% Ym )/( Yl + Ym)

r41 =    the Uncertificated Pass-Through Rate for Uncertificated Lower-Tier Regular Interest Y-AA
    =    J%

r42 =    the weighted average of the Uncertificated Pass-Through Rates for Uncertificated Lower-Tier
         Regular Interests Y-BB, Y-CC and Y-DD
    =    (K%  Yk + L% Yl + M% Ym)/(Yk + Yl + Ym)

Yj =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-AA after distributions on the prior Distribution Date.

Yk =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-BB after distributions on the prior Distribution Date.

Yl =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-CC after distributions on the prior Distribution Date.

Ym =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-DD after distributions on the prior Distribution Date.

ΔYj =    the Uncertificated Lower-Tier Regular Interest Y-AA Principal Reduction Amount.

ΔYk =    the Uncertificated Lower-Tier Regular Interest Y-BB Principal Reduction Amount.

ΔYl =    the Uncertificated Lower-Tier Regular Interest Y-CC Principal Reduction Amount.

ΔYm =    the Uncertificated Lower-Tier Regular Interest Y-DD Principal Reduction Amount.

Zj =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Z-AA after distributions on the prior Distribution Date.

Zk =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Z-BB after distributions on the prior Distribution Date.

Zl =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Z-CC after distributions on the prior Distribution Date.

Zm =     the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Z-DD after distributions on the prior Distribution Date.

                                                    4

ΔZj =    the Uncertificated Lower-Tier Regular Interest Z-AA Principal Reduction Amount.

ΔZk =    the Uncertificated Lower-Tier Regular Interest Z-BB Principal Reduction Amount.

ΔZl =    the Uncertificated Lower-Tier Regular Interest Z-CC Principal Reduction Amount.

ΔZm =    the Uncertificated Lower-Tier Regular Interest Z-DD Principal Reduction Amount.

Pj =     the aggregate Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interests
         Y-AA and Z-AA after distributions on the prior Distribution Date.
   =     Yj + Zj

Pk =     the aggregate Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interests
         Y-BB and Z-BB after distributions on the prior Distribution Date.
   =     Yk + Zk

Pl =     the aggregate Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interests
         Y-CC and Z-CC after distributions on the prior Distribution Date.
   =     Yl + Zl =

Pm =     the aggregate Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interests
         Y-DD and Z-DD after distributions on the prior Distribution Date.
   =     Ym + Zm

ΔPj =    the aggregate amount of principal reduction occurring with respect to Mortgage Loans in Loan Group AA from Realized Losses or payments of principal to be allocated on such
         Distribution Date net of any such amounts allocated to the Class 1-A-R Certificates in respect of Component I thereof.
      =  the aggregate of the Uncertificated Lower-Tier Regular Interest Y-AA Principal Reduction Amount
         and the Uncertificated Lower-Tier Regular Interest Z-AA Principal Reduction Amount.
      =  ΔYj + ΔZj

ΔPk =    the aggregate amount of principal reduction occurring with respect to Mortgage Loans in Loan Group BB from Realized Losses or payments of principal to be allocated on such
         Distribution Date net of any such amounts allocated to the Class 1-A-R Certificates in respect of Component I thereof.
       = the aggregate of the Uncertificated Lower-Tier Regular Interest Y-BB Principal Reduction Amount
         and the Uncertificated Lower-Tier Regular Interest Z-BB Principal Reduction Amount.
       = ΔYk + ΔZk

ΔPl=     the aggregate amount of principal reduction occurring with respect to Mortgage Loans in Loan Group CC  from Realized Losses or payments of principal to be allocated on such
         Distribution Date net of any such amounts allocated to the Class 1-A-R Certificates in respect of Component I thereof.

                                                    5

      =  the aggregate of the Uncertificated Lower-Tier Regular Interest Y-CC Principal Reduction Amount
         and the Uncertificated Lower-Tier Regular Interest Z-CC Principal Reduction Amount.
      =  ΔYl + ΔZl

ΔPm =    the aggregate amount of principal reduction occurring with respect to Mortgage Loans in Loan Group DD from Realized Losses or payments of principal to be allocated on such
         Distribution Date net of any such amounts allocated to the Class 1-A-R Certificate in respect of Component I thereof.
       = the aggregate of the Uncertificated Lower-Tier Regular Interest Y-DD Principal
         Reduction Amount and the Uncertificated Lower-Tier Regular Interest Z-DD Principal Reduction
         Amount.
       = ΔYm + ΔZm

α =         .0005

γ1 =     (R - R11)/(R12 - R).  If R=>M%, γ1 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ2 =     (R - R21)/(R22 - R).  If R=>L%, γ2 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ3 =     (R - R31)/(R32 - R).  If R=>K%, γ3 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ4 =     (R - R41)/(R42 - R).  If R<K%, γ4 is a non-negative number unless its denominator is zero, in which event it is undefined.

If γ1 is undefined, ΔYj = Yj, ΔYk = Yk, ΔYl = Yl, ΔYm = Ym and ΔYn = (Yn/Pn)ΔPn.

If γ4 is zero, ΔYj = (Yj/Pj)ΔPj, ΔYk = Yk, ΔYl = Yl, ΔYm = Ym and ΔYn = Yn.

In the remaining situations, ΔYj, ΔYk, ΔYl, ΔYm and ΔYn shall be defined as follows:

I.  If R=>M%, make the following additional definitions:

δ1Yj =      0,                                                                  if R11< r11;

         (R11- r11)( Yj + Yk + Yl + Ym)Yj/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yj/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },                if R11=> r11 and M%>R11=>L%;

                                                    6

         (R11- r11)( Yj + Yk + Yl + Ym )Yj/
                  {(R11 - J%)Yj + (R11 - K%)Yk },                               if R11=> r11 and
         L%>R11=>K%; and

         (R11- r11)( Yj + Yk + Yl + Ym )/(R11 - J%),                            if R11=> r11 and
         K%>R11=>J%.

δ1Yk =   0,                                                                     if R11< r11 and R11=>K%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yk/
                  { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },               if R11< r11 and R11<K%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yk/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yk/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },                if R11=> r11 and
         M%>R11=>L%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yk/{(R11 - J%)Yj + (R11 - K%)Yk },      if R11=> r11 and
         L%>R11=>K%; and

         0,                                                                     if R11=> r11 and R11<K%.

δ1Yl =   0,                                                                     if R11< r11 and
R11=>L%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yl/
                  { (R11 - L%)Yl + (R11 - M%)Ym },                              if R11< r11 and
         K%<=R11<L%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yl/
                  { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },               if R11< r11 and R11<K%;

         (R11- r11)( Yj + Yk + Yl + Ym)Yl/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym )Yl/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },                if R11=> r11 and
         M%>R11=>L%;

         0,                                                                     if R11=> r11 and R11<L%.

                                                    7

δ1Ym =   0,                                                                     if R11< r11 and R11=>M%;

         (R11- r11)( Yj + Yk + Yl + Ym)/(R11 - M%),                             if R11< r11 and
         L%<=R11<M%;

         (R11- r11)( Yj + Yk + Yl + Ym)Ym/
                  { (R11 - L%)Yl + (R11 - M%)Ym },                              if R11< r11 and
         K%<=R11<L%;

         (R11- r11)( Yj + Yk + Yl + Ym)Ym/
                  { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },               if R11< r11 and R11<K%;

         (R11- r11)( Yj + Yk + Yl + Ym)Ym/
                  {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
                  (R11 - M%)Ym },                                               if R11=> r11 and R11=>M%;

         0,                                                                     if R11=> r11 and R11<M%.

δ1Yj, δ1Yk, δ1Yl and δ1Ym are numbers respectively between Yj, Yk, Yl and Ym and
                  0 such that
                  {J%(Yj - δ1Yj ) + K%( Yk.- δ1Yk) + L%( Yl.- δ1Yl) + M%( Ym.-
                  δ1Ym) }/
                  (Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.- δ1Ym)
                  = R11.

Y11  =   Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.- δ1Ym

P11  =   Pj + Pk + Pl + Pm.

Z11  =   Zj + Zk + Zl + Zm.

ΔY11 =   ΔYj - δ1Yj + ΔYk.- δ1Yk + ΔYl.- δ1Yl + ΔYm.- δ1Ym .

ΔP11 =   ΔPj + ΔPk + ΔPl + ΔPm.

ΔZ11 =   ΔZj + ΔZk + ΔZl + ΔZm.

1.       If Yn - α(Pn - ΔPn) => 0, Y11- α(P11 - ΔP11) => 0, and γ1(P11 - ΔP11) < (Pn - ΔPn),
         then ΔYn = Yn - αγ1(P11 - ΔP11) and ΔY11 = Y11 - α(P11 - ΔP11).

2.       If Yn - α(Pn - ΔPn) => 0, Y11 - α(P11 - ΔP11) => 0, and γ1(P11 - ΔP11) => (Pn - ΔPn),
         then ΔYn = Yn - α(Pn - ΔPn) and ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).

3.       If Yn - α(Pn - ΔPn) < 0, Y11 - α(P11 - ΔP11) => 0, and Y11 - α(P11 - ΔP11) => Y11 - (Yn/γ1),
         then ΔYn = Yn - αγ1(P11 - ΔP11) and ΔY11 = Y11 - α(P11 - ΔP11).

                                                    8

4.       If Yn - α(Pn - ΔPn) < 0, Y11 - (Yn/γ1) => 0, and Y11 - α(P11 - ΔP11) <= Y11 - (Yn/γ1), then
         ΔYn = 0 and ΔY11 = Y11 - (Yn/γ1).

5.       If Y11 - α(P11 - ΔP11) < 0, Y11 - (Yn/γ1) < 0, and Yn - α(Pn - ΔPn) <= Yn - (γ1Y11), then
         ΔYn = Yn - (γ1Y11) and ΔY11 = 0.

6.       If Y11 - α(P11 - ΔP11) < 0, Yn - α(Pn - ΔPn) => 0, and Yn - α(Pn - ΔPn) => Yn - (γ1Y11), then
         ΔYn = Yn - α(Pn - ΔPn) and ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).

ΔYj = δ1Yj + [(Yj - δ1Yj )/Y11 ]Δ Y11

ΔYk = δ1Yk + [(Yk - δ1Yk )/Y11 ]ΔY11

ΔYl = δ1Yl + [(Yl - δ1Yl )/Y11 ]Δ Y11

ΔYm = δ1Ym + [(Ym - δ1Ym )/Y11 ]ΔY11

The purpose of the foregoing definitional provisions together with the related provisions allocating
Realized Losses and defining the Principal Distribution Amounts for the respective Uncertificated
Lower-Tier Regular Interests is to accomplish the following goals in the following order of priority:

1.       Making the ratio of (Yn - ΔYn ) to (Y11 - ΔY11 ) equal to γ1 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the
         Distribution Date to which such provisions relate and assuring that each of the Uncertificated
         Lower-Tier Regular Interest Y Principal Reduction Amounts and Uncertificated Lower-Tier Regular
         Interest Z Principal Reduction Amounts is greater than or equal to zero for such Distribution
         Date;

2.       Making the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-AA
         less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
         Uncertificated Lower-Tier Regular Interest Y-AA and Uncertificated Lower-Tier Regular Interest
         Z-AA, the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-BB
         less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
         Uncertificated Lower-Tier Regular Interest Y-BB and Uncertificated Lower-Tier Regular Interest
         Z-BB, the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-CC
         less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
         Uncertificated Lower-Tier Regular Interest Y-CC and Uncertificated Lower-Tier Regular Interest
         Z-CC, and the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
         Y-DD less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
         Uncertificated Lower-Tier Regular Interest Y-DD and Uncertificated Lower-Tier Regular Interest
         Z-DD in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

                                                    9

3.       Making the larger of (a) the fraction whose numerator is (Yn - ΔYn ) and whose denominator is the sum of (Yn - ΔYn) and (Zn - ΔZn) and (b) the fraction whose numerator is (Y11 - ΔY11) and whose denominator is the sum of (Y11 - ΔY11) and (Z11 - ΔZ11) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Uncertificated Lower-Tier
Regular Interest Y Principal Reduction Amounts to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each
Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Pool Distribution Amount for the related Loan Group or after reduction thereof by the distributions to be made on such
Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Uncertificated Lower-Tier Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of
Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY11 among ΔYj, ΔYk, ΔYl and ΔYm cannot be achieved because one or more of ΔYj, ΔYk, ΔYl and ΔYm, as so defined is greater than the related one of
ΔPj, ΔPk, ΔPl and ΔPm, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm and ΔYm < ΔPm.

II.  If L%<=R<=M%, make the following additional definitions:

δ2Yj =    0,                                                                    if R21< r21;

         (R21- r21)( Yj + Yk + Yl )Yj/
                  {(R21 - J%)Yj + (R21 - K%)Yk },                               if R21=> r21 and
         L%>R21=>K%; and

         (R21- r21)( Yj + Yk + Yl )/(R21 - J%),                                 if R21=> r21 and
                  K%>R21=>J%.

δ2Yk =    0,                                                                    if R21< r21 and
R21=>K%;

         (R21- r21)( Yj + Yk + Yl )Yk/
                  { (R21 - K%)Yk + (R21 - L%)Yl },                              if R21< r21 and R21<K%;

         (R21- r21)( Yj + Yk + Yl )Yk/
                  {(R21 - J%)Yj + (R21 - K%)Yk },                               if R21=> r21 and
         L%>R21=>K%; and

         0,                                                                     if R21=> r21 and R21<K%.

                                                    10

δ2Yl =   (R21- r21)( Yj + Yk + Yl )/(R21 - L%),                                 if R21< r21 and K%<=R21<L%;

         (R21- r21)( Yj + Yk + Yl )Yl/{ (R21 - K%)Yk + (R21 - L%)Yl },          if R21< r21 and R21<K%;

         0,                                                                     if R21=> r21.

δ2Ym =   0,                                                                    if R22< r22;

         (R22- r22)( Ym + Yn )/(R22 - M%),                    if R22=> r22 and R22=>M%;

δ2Yn =   the greater of 0 and ΔPn - Zn,                                           if
R22=N%;

         (R22- r22)( Ym + Yn)/(R22 - N%),                                       if R22< r22 and
         M%<=R22<N%;

         0,                                                                     if R22=> r22 and R22<N%.

δ2Yj, δ2Yk, δ2Yl, δ2Ym and δ2Yn are numbers respectively between Yj, Yk,
         Yl, Ym and Yn and 0 such that:

                  {J%(Yj - δ2Yj ) + K%( Yk.- δ2Yk) + L%( Yl.- δ2Yl)}/
                           ( Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl)

                  = R21;

         and

                  { M%( Ym.- δ2Ym) + N%( Yn.- δ2Yn) }/
                           (Ym.- δ2Ym + Yn.- δ2Yn)

                  = R22.

Y21 =    Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl.

P21 =    Pj + Pk + Pl.

Z21 =    Zj + Zk + Zl.

ΔY21 =   ΔYj - δ2Yj + ΔYk.- δ2Yk + ΔYl.- δ2Yl.

ΔP21 =   ΔPj + ΔPk + ΔPl.

ΔZ21 =   ΔZj + ΔZk + ΔZl.

Y22 =    Ym.- δ2Ym + Yn.- δ2Yn.

P22 =    Pm + Pn.

                                                    11

Z22 =    Zm + Zn.

ΔY22 =   ΔYm.- δ2Ym + ΔYn.- δ2Yn

ΔP22 =   ΔPm + ΔPn.

ΔZ22 =   ΔZm + ΔZn.

1.       If Y22 - α(P22 - ΔP22) => 0, Y21- α(P21 - ΔP21) => 0, and γ2(P21
         - ΔP21) < (P22 - ΔP22), then ΔY22 = Y22 - αγ2(P21 - ΔP21)
         and ΔY21 = Y21 - α(P21 - ΔP21).

2.       If Y22 - α(P22 - ΔP22) => 0, Y21 - α(P21 - ΔP21) => 0, and
         γ2(P21 - ΔP21) => (P22 - ΔP22), then
         ΔY22 = Y22 - α(P22 - ΔP22) and
         ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

3.       If Y22 - α(P22 - ΔP22) < 0, Y21 - α(P21 - ΔP21) => 0, and
         Y21 - α(P21 - ΔP21) => Y21 - (Y22/γ2), then
         ΔY22 = Y22 - αγ2(P21 - ΔP21) and
         ΔY21 = Y21 - α(P21 - ΔP21).

4.       If Y22 - α(P22 - ΔP22) < 0, Y21 - (Y22/γ2) => 0, and
         Y21 - α(P21 - ΔP21) <= Y21 - (Y22/γ2), then ΔY22 = 0 and
         ΔY21 = Y21 - (Y22/γ2).

5.       If Y21 - α(P21 - ΔP21) < 0, Y21 - (Y22/γ2) < 0, and
         Y22 - α(P22 - ΔP22) <= Y22 - (γ2Y21), then ΔY22 = Y22 - (γ2Y21)
         and ΔY21 = 0.

6.       If Y21 - α(P21 - ΔP21) < 0, Y22 - α(P22 - ΔP22) => 0, and
         Y22 - α(P22 - ΔP22) => Y22 - (γ2Y21), then
         ΔY22 = Y22 - α(P22 - ΔP22) and
         ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

ΔYj = δ2Yj + [(Yj - δ2Yj )/Y21 ] ΔY21

ΔYk = δ2Yk + [(Yk - δ2Yk )/Y21 ] ΔY21

ΔYl = δ2Yl + [(Yl - δ2Yl )/Y21 ] ΔY21

ΔYm = δ2Ym + [(Ym - δ2Ym )/Y22 ] ΔY22

ΔYn = δ2Yn + [(Yn - δ2Yn )/Y22 ] ΔY22

The purpose of the foregoing definitional provisions together with the related provisions allocating
Realized Losses and defining the Principal Distribution Amounts for the respective Uncertificated
Lower-Tier Regular Interests is to accomplish the following goals in the following order of priority:

1.       Making the ratio of (Y22 - ΔY22 ) to (Y21 - ΔY21 ) equal to γ2 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that each of the
         Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amounts and Uncertificated
         Lower-Tier Regular Interest Z Principal Reduction Amounts is greater than or equal to zero for such Distribution Date;

                                                    12

2.       Making the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-AA
         less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
         Uncertificated Lower-Tier Regular Interests Y-AA and Uncertificated Lower-Tier Regular Interest
         Z-AA, the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-BB
         less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
         Uncertificated Lower-Tier Regular Interest Y-BB and Uncertificated Lower-Tier Regular Interest
         Z-BB, the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-CC
         less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
         Uncertificated Lower-Tier Regular Interest Y-CC and Uncertificated Lower-Tier Regular Interest
         Z-CC and the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
         Y-DD less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
         Uncertificated Lower-Tier Regular Interest Y-DD and Uncertificated Lower-Tier Regular Interest
         Z-DD, in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3.       Making the larger of (a) the fraction whose numerator is (Y22 - ΔY22 ) and whose denominator is the sum of (Y22 - ΔY22) and (Z22 - ΔZ22) and (b) the fraction whose numerator is (Y21 - ΔY21) and whose denominator is the sum of (Y21 - ΔY21) and (Z21
         - ΔZ21) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Uncertificated Lower-Tier
Regular Interest Y Principal Reduction Amounts to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each
Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Pool Distribution Amount for the related Loan Group or after reduction thereof by the distributions to be made on such
Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Uncertificated Lower-Tier Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the
Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY21 among ΔYj, ΔYk and
ΔYl or ΔY22 among ΔYm and ΔYn cannot be achieved because one or more of
ΔYj, ΔYk, ΔYl, ΔYm and ΔYn, as so defined, is greater than the related one of ΔPj, ΔPk, ΔPl, ΔPm and ΔPn, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk <
ΔPk, ΔYl < ΔPl, ΔYm < ΔPm and ΔYn < ΔPn.

III.  If K%<=R<=L%, make the following additional definitions:

                                                    13

δ3Yj =   0,                                                                      if R31< r31; and

         (R31- r31)( Yj + Yk )/(R31 - J%),                                       if R31=> r31 and
         K%>R31=>J%.

δ3Yk =      (R31- r31)( Yj + Yk )/(R31 - K%),                                    if R31< r31 and
         R31<K%; and

         0,                                                                      if R31=> r31 and R31<K%.

δ3Yl =   0,                                                                      if R32< r32;

         (R32- r32)( Yl + Ym + Yn)Yl/
                  { (R32 - L%)Yl + (R32 - M%)Ym },                               if R32=> r32 and
         N%>R32=>M%;

         (R32- r32)( Yl + Ym + Yn)/(R32 - L%),                         if R32=> r32 and M%>R32=>L%;

δ3Ym =   0,                                                                     if R32< r32 and
R32=>M%;

         (R32- r32)( Yl + Ym + Yn)Ym/
                  { (R32 - M%)Ym + (R32 - N%)Yn },                              if R32< r32 and
         L%<=R32<M%;

         (R32- r32)( Yl + Ym + Yn)Ym/
                  { (R32 - L%)Yl + (R32 - M%)Ym },                              if R32=> r32 and
         N%>R32=>M%;

         0,                                                                     if R32=> r32 and R32<M%.

δ3Yn =   0,                                                                     if R32< r32 and
R32=>N%;

         (R32- r32)( Yl + Ym + Yn)/(R32 - N%),                                  if R32< r32 and
         M%<=R32<N%;

         (R32- r32)( Yl + Ym + Yn )Yn/
                  { (R32 - M%)Ym + (R32 - N%)Yn },                              if R32< r32 and
         L%<=R32<M%;

         0,                                                                     if R32=> r32 and R32<N%.

δ3Yj, δ3Yk, δ3Yl, δ3Ym and δ3Yn are numbers respectively between Yj, Yk,
Yl, Ym, and Yn and 0 such that:

                  {J%(Yj - δ3Yj ) + K%( Yk.- δ3Yk) }/
                           ( Yj - δ3Yj + Yk.- δ3Yk)

                  = R31;

                                                    14

         and

                  { L%( Yl.- δ3Yl) + M%( Ym.- δ3Ym) + N%( Yn.- δ3Yn ) }/
                           (Yl.- δ3Yl + Ym.- δ3Ym + Yn.- δ3Yn )

                  = R32.

Y31 =    Yj - δ3Yj + Yk.- δ3Yk.

P31 =    Pj + Pk.

Z31 =    Zj + Zk.

ΔY31 =   ΔYj - δ3Yj + ΔYk.- δ3Yk.

ΔP31 =   ΔPj + ΔPk.

ΔZ31 =   ΔZj + ΔZk.

Y32 =    Yl.- δ3Yl + Ym.- δ3Ym + Yn.- δ3Yn .

P32 =    Pl + Pm + Pn .

Z32 =    Zl + Zm + Zn.

ΔY32 =   ΔYl.- δ3Yl + ΔYm.- δ3Ym + ΔYn.- δ3Yn .

ΔP32 =   ΔPl + ΔPm + ΔPn.

ΔZ32 =   ΔZl + ΔZm + ΔZn.

1.       If Y32 - α(P32 - ΔP32) => 0, Y31- α(P31 - ΔP31) => 0, and γ3(P31
         - ΔP31) < (P32 - ΔP32), then ΔY32 = Y32 - αγ3(P31 - ΔP31)
         and ΔY31 = Y31 - α(P31 - ΔP31).

2.       If Y32 - α(P32 - ΔP32) => 0, Y31 - α(P31 - ΔP31) => 0, and
         γ3(P31 - ΔP31) => (P32 - ΔP32), then
         ΔY32 = Y32 - α(P32 - ΔP32) and
         ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

3.       If Y32 - α(P32 - ΔP32) < 0, Y31 - α(P31 - ΔP31) => 0, and
         Y31 - α(P31 - ΔP31) => Y31 - (Y32/γ3), then
         ΔY32 = Y32 - αγ3(P31 - ΔP31) and
         ΔY31 = Y31 - α(P31 - ΔP31).

4.       If Y32 - α(P32 - ΔP32) < 0, Y31 - (Y32/γ3) => 0, and
         Y31 - α(P31 - ΔP31) <= Y31 - (Y32/γ3), then ΔY32 = 0 and
         ΔY31 = Y31 - (Y32/γ3).

5.       If Y31 - α(P31 - ΔP31) < 0, Y31 - (Y32/γ3) < 0, and
         Y32 - α(P32 - ΔP32) <= Y32 - (γ3Y31), then ΔY32 = Y32 - (γ3Y31)
         and ΔY31 = 0.

6.       If Y31 - α(P31 - ΔP31) < 0, Y32 - α(P32 - ΔP32) => 0, and
         Y32 - α(P32 - ΔP32) => Y32 - (γ3Y31), then
         ΔY32 = Y32 - α(P32 - ΔP32) and
         ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

                                                    15

ΔYj = δ3Yj + [(Yj - δ3Yj )/Y31 ] ΔY31

ΔYk = δ3Yk + [(Yk - δ3Yk )/Y31 ] ΔY31

ΔYl = δ3Yl + [(Yl - δ3Yl )/Y32 ] ΔY32

ΔYm = δ3Ym + [(Ym - δ3Ym )/Y32 ] ΔY32

ΔYn = δ3Yn + [(Yn - δ3Yn )/Y32 ] ΔY32

The purpose of the foregoing definitional provisions together with the related provisions allocating
Realized Losses and defining the Principal Distribution Amounts of the respective Uncertificated
Lower-Tier Regular Interests is to accomplish the following goals in the following order of priority:

         1.       Making the ratio of (Y32 - ΔY32 ) to (Y31 - ΔY31 ) equal to γ3 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that each of the Uncertificated Lower-Tier Regular Interest Y Principal
                  Reduction Amounts and Uncertificated Lower-Tier Regular Interest Z Principal Reduction
                  Amounts is greater than or equal to zero for such Distribution Date;

         2.       Making the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular
                  Interest Y-AA less than or equal to 0.0005 of the sum of the Uncertificated Principal
                  Balances of Uncertificated Lower-Tier Regular Interests Y-AA and Uncertificated
                  Lower-Tier Regular Interest Z-AA, the Uncertificated Principal Balance of
                  Uncertificated Lower-Tier Regular Interest Y-BB less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated Lower-Tier Regular
                  Interest Y-BB and Uncertificated Lower-Tier Regular Interest Z-BB, the Uncertificated
                  Principal Balance of Uncertificated Lower-Tier Regular Interest Y-CC less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of Uncertificated
                  Lower-Tier Regular Interest Y-CC and Uncertificated Lower-Tier Regular Interest Z-CC
                  and the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
                  Y-DD less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances
                  of Uncertificated Lower-Tier Regular Interest Y-DD and Uncertificated Lower-Tier
                  Regular Interest Z-DD, in each case after giving effect to allocations of Realized
                  Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

         3.       Making the larger of (a) the fraction whose numerator is (Y32 - ΔY32 ) and whose denominator is the sum of (Y32 - ΔY32) and (Z32 - ΔZ32) and (b) the
                  fraction whose numerator is (Y31 - ΔY31) and whose denominator is the sum of
                  (Y31 - ΔY31) and (Z31 - ΔZ31) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Uncertificated Lower-Tier
Regular Interest Y Principal Reduction Amounts to accomplish both of goals 1 and 2 above, the amounts

                                                    16

thereof should be adjusted to so as to accomplish such goals within the requirement that each
Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Pool Distribution Amount for the related Loan Group or after reduction thereof by the distributions to be made on such
Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Uncertificated Lower-Tier Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of
Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY31 among ΔYj and ΔYk or
ΔY32 among ΔYl, ΔYm and ΔYn cannot be achieved because one or more of ΔYj,
ΔYk, ΔYl, ΔYm and ΔYn, as so defined, is greater than the related one of
ΔPj, ΔPk, ΔPl, ΔPm and ΔPn, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk <
ΔPk, ΔYl < ΔPl, ΔYm < ΔPm and ΔYn < ΔPn.

IV.  If R<=K%, make the following additional definitions:

δ4Yk =    0,                                                                    if R42< r42;

         (R42- r42)( Yk + Yl + Ym + Yn )Yk/
                  { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },               if R42=> r42 and
         N%>R42=>M%;
         (R42- r42)( Yk + Yl + Ym + Yn )Yk/
                  { (R42 - K%)Yk + (R42 - L%)Yl },                              if R42=> r42 and
         M%>R42=>L%; and

         (R42- r42)( Yk + Yl + Ym + Yn )/(R42 - K%),                            if R42=> r42 and
         L%>R42=>K%.

δ4Yl =    0,                                                                    if R42< r42 and R42=>L%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yl/
                  { (R42 - L%)Yl + (R42 - M%)Ym +
                  (R42 - N%)Yn },                                               if R42< r42 and
         L%>R42=>K%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yl/
                  { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },               if R42=> r42 and
         N%>R42=>M%;

                                                    17

         (R42- r42)( Yk + Yl + Ym + Yn )Yl/
                  { (R42 - K%)Yk + (R42 - L%)Yl },                              if R42=> r42 and
         M%>R42=>L%;

         0,                                                                     if R42=> r42 and R42<L%.

δ4Ym =   0,                                                                     if R42< r42 and R42=>M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Ym/
                  { (R42 - M%)Ym + (R42 - N%)Yn },                              if R42< r42 and
         L%<=R42<M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Ym/
                  { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },               if R42< r42 and K<=R42<L%;

         (R42- r42)( Yk + Yl + Ym + Yn )Ym/
                  { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },               if R42=> r42 and
         N%>R42=>M%;

         0,                                                                     if R42=> r42 and R42<M%.

δ4Yn =   0,                                                                     if R42< r42 and R42=>N%;

         (R42- r42)( Yk + Yl + Ym + Yn )/ (R42 - N%),                           if R42< r42 and
         M%<=R42<N%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yn/
                  { (R42 - M%)Ym + (R42 - N%)Yn },                              if R42< r42 and
         L%<=R42<M%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yn/
                  { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },               if R42< r42 and
         K%<=R42<L%;

         0,                                                                     if R42=> r42 and R42<N%.

δ4Yk, δ4Yl, δ4Ym and δ4Yn are numbers respectively between Yk, Yl, Ym and Yn and 0 such that
                  { K%( Yk.- δ4Yk) + L%( Yl.- δ4Yl) + M%( Ym.- δ4Ym) + N%( Yn.- δ4Yn) }/
                           ( Yk.- δ4Yk + Yl.- δ4Yl + Ym.- δ4Ym + Yn.- δ4Yn )
                  = R42.

Y42 =    Yk.- δ4Yk + Yl.- δ4Yl + Ym.- δ4Ym + Yn.- δ4Yn .

P42 =    Pk + Pl + Pm + Pn.

Z42 =    Zk + Zl + Zm + Zn.

                                                    18

ΔY42 =   ΔYk.- δ4Yk + ΔYl.- δ4Yl + ΔYm.- δ4Ym + ΔYn.- δ4Yn .

ΔP42 =   ΔPk + ΔPl + ΔPm + ΔPn.

ΔZ42 =   ΔZk + ΔZl + ΔZm + ΔZn.

1.       If Y42 - α(P42 - ΔP42) => 0, Yj- α(Pj - ΔPj) => 0, and γ4(Pj -
         ΔPj) < (P42 - ΔP42), then ΔY42 = Y42 - αγ4(Pj - ΔPj) and
         ΔYj = Yj - α(Pj - ΔPj).

2.       If Y42 - α(P42 - ΔP42) => 0, Yj - α(Pj - ΔPj) => 0, and
         γ4(Pj - ΔPj) => (P42 - ΔP42), then
         ΔY42 = Y42 - α(P42 - ΔP42) and
         ΔYj = Yj - (α/γ4)(P42 - ΔP42).

3.       If Y42 - α(P42 - ΔP42) < 0, Yj - α(Pj - ΔPj) => 0, and
         Yj - α(Pj - ΔPj) => Yj - (Y42/γ4), then
         ΔY42 = Y42 - αγ4(Pj - ΔPj) and ΔYj = Yj - α(Pj - ΔPj).

4.       If Y42 - α(P42 - ΔP42) < 0, Yj - (Y42/γ4) => 0, and
         Yj - α(Pj - ΔPj) <= Yj - (Y42/γ4), then ΔY42 = 0 and
         ΔYj = Yj - (Y42/γ4).

5.       If Yj - α(Pj - ΔPj) < 0, Yj - (Y42/γ4) < 0, and
         Y42 - α(P42 - ΔP42) <= Y42 - (γ4Yj), then ΔY42 = Y42 - (γ4Yj) and
         ΔYj = 0.

6.       If Yj - α(Pj - ΔPj) < 0, Y42 - α(P42 - ΔP42) => 0, and
         Y42 - α(P42 - ΔP42) => Y42 - (γ4Yj), then
         ΔY42 = Y42 - α(P42 - ΔP42) and
         ΔYj = Yj - (α/γ4)(P42 - ΔP42).

ΔYk = δ4Yk + [(Yk - δ4Yk )/Y42 ] ΔY42

ΔYl = δ4Yl + [(Yl - δ4Yl )/Y42 ] ΔY42

ΔYm = δ4Ym + [(Ym - δ4Ym )/Y42 ] ΔY42

ΔYn = δ4Yn + [(Yn - δ4Yn )/Y42 ] ΔY42

The purpose of the foregoing definitional provisions together with the related provisions allocating
Realized Losses and defining the Principal Distribution Amounts for the respective Uncertificated
Lower-Tier Regular Interests is to accomplish the following goals in the following order of priority:

1.       Making the ratio of (Y42 - ΔY42 ) to (Yj - ΔYj ) equal to γ4 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that each of the
         Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amounts and Uncertificated
         Lower-Tier Regular Interest Z Principal Reduction Amounts is greater than or equal to zero for such Distribution Date;

2.       Making the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-AA
         less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
         Uncertificated Lower-Tier Regular Interests Y-AA and Uncertificated Lower-Tier Regular Interest

                                                    19

         Z-AA, the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-BB
         less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
         Uncertificated Lower-Tier Regular Interest Y-BB and Uncertificated Lower-Tier Regular Interest
         Z-BB, the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest Y-CC
         less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
         Uncertificated Lower-Tier Regular Interest Y-CC and Uncertificated Lower-Tier Regular Interest
         Z-CC and the Uncertificated Principal Balance of Uncertificated Lower-Tier Regular Interest
         Y-DD less than or equal to 0.0005 of the sum of the Uncertificated Principal Balances of
         Uncertificated Lower-Tier Regular Interest Y-DD and Uncertificated Lower-Tier Regular Interest
         Z-DD, in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3.       Making the larger of (a) the fraction whose numerator is (Y42 - ΔY42 ) and whose denominator is the sum of (Y42 - ΔY42) and (Z42 - ΔZ42) and (b) the fraction whose numerator is (Yj - ΔYj) and whose denominator is the sum of (Yj - ΔYj) and (Zj -
         ΔZj) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Uncertificated Lower-Tier
Regular Interest Y Principal Reduction Amounts to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each
Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Pool Distribution Amount for the related Loan Group or after reduction thereof by the distributions to be made on such
Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Uncertificated Lower-Tier Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of
Uncertificated Lower-Tier Regular Interest Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY42 among ΔYk, ΔYl,
ΔYm and ΔYn cannot be achieved because one or more of ΔYk, ΔYl, ΔYm and
ΔYn, as so defined, is greater than the related one of ΔPk, ΔPl, ΔPm and
ΔPn, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm and ΔYn <
ΔPn.

NOTES:

1.       Uncertificated Lower-Tier Regular Interests Y-AA and Z-AA are related to Loan Group AA.  The sum of the Uncertificated Principal Balances of Uncertificated Lower-Tier Regular Interests Y-AA and
Z-AA is equal to the aggregate stated principal balance of the Mortgage Loans in Loan Group AA.
Uncertificated Lower-Tier Regular Interests Y-BB and Z-BB are related to Loan Group BB.  The sum of the

                                                    20

Uncertificated Principal Balances of Uncertificated Lower-Tier Regular Interests Y-BB and Z-BB is equal to the aggregate stated principal balance of the Mortgage Loans in Loan Group BB.  Uncertificated
Lower-Tier Regular Interests Y-CC and Z-CC are related to Loan Group CC.  The sum of the Uncertificated
Principal Balances of Uncertificated Lower-Tier Regular Interests Y-CC and Z-C is equal to the aggregate stated principal balance of the Mortgage Loans in Loan Group CC.  Uncertificated Lower-Tier Regular
Interests Y-DD and Z-DD are related to Loan Group DD.  The sum of the Uncertificated Principal Balances
of Uncertificated Lower-Tier Regular Interests Y-DD and Z-D is equal to the aggregate stated principal balance of the Mortgage Loans in Loan Group DD.  The Uncertificated Lower-Tier Regular Interests will be principal and interest classes bearing interest at the pass-through rate for the related Loan Group.

2.       The Class B pass-through rate is the weighted average of the pass-through rates on the
Uncertificated Lower-Tier Y Regular Interests.

                                                    21

                                               EXHIBIT A-1

                                       FORM OF CLASS A CERTIFICATE

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST"
IN A "REAL ESTATE  MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS
860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  THE  CERTIFICATE  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DECREASED  BY THE  PRINCIPAL
PAYMENTS HEREON AND ANY REALIZED LOSSES ALLOCATED HERETO.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF
THE  CERTIFICATES,  THE CERTIFICATE  BALANCE OF THIS  CERTIFICATE  WILL BE DIFFERENT FROM THE DENOMINATION
SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE  BALANCE BY INQUIRY OF THE
CERTIFICATE ADMINISTRATOR NAMED HEREIN.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY
TRUST COMPANY TO THE CERTIFICATE  ADMINISTRATOR  OR ITS AGENT FOR  REGISTRATION  OF TRANSFER,  EXCHANGE OR
PAYMENT,  AND ANY  CERTIFICATE  ISSUED  IS  REGISTERED  IN THE NAME OF CEDE & CO.  OR SUCH  OTHER  NAME AS
REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST COMPANY (AND ANY PAYMENT IS MADE TO
CEDE & CO. OR TO SUCH OTHER ENTITY AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY
TRUST  COMPANY),  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. _____
                                                           Adjustable Pass-Through Rate

Class _____-A-_____ Senior

Date of Pooling and Servicing Agreement: March 27, 2007

                                                           Initial Class Certificate Balance of this Certificate
Cut-off                                                    as of the Cut-off Date:
Date:
                                                           $___________________
March 1, 2007

                                                           Initial Certificate Balance of this Certificate as of
First Distribution Date:                                   the Cut-off Date:

April 20, 2007                                             $____________________

Master Servicer:
                                                           CUSIP: [92977T]_____
U.S. Bank National Association

Assumed Final Distribution Date:

March 20, 2037

                                WACHOVIA MORTGAGE LOAN TRUST, LLC SERIES 2007-A TRUST
                                          MORTGAGE PASS-THROUGH CERTIFICATE
                                                    SERIES 2007-A

         evidencing  a  percentage   interest  in  the  distributions   allocable  to  the  Class
         _____-A-_____  Certificates  with respect to a Trust  consisting  primarily of a pool of adjustable  interest rate mortgage  loans secured by first liens on  one-to-four  family residential properties and sold by WACHOVIA MORTGAGE LOAN TRUST, LLC.

                  This  Certificate  is  payable  solely  from  the  assets  of the  Trust,  and  does not represent  an  obligation  of or interest in  Wachovia  Mortgage  Loan  Trust,  LLC  ("WMLT"),  the Master
Servicer,  the Servicers,  the Certificate  Administrator or the Trustee referred to below or any of their affiliates  or any  other  person.  Neither  this  Certificate  nor  the  underlying  Mortgage  Loans  are guaranteed or insured by any  governmental  entity or by WMLT, the Master  Servicer,  the  Servicers,  the
Certificate  Administrator  or the Trustee or any of their  affiliates or any other person.  None of WMLT, the Master  Servicer,  the Servicers,  the Certificate  Administrator or any of their affiliates will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

                  This  certifies  that  Cede & Co. is the  registered  owner of the  Percentage  Interest evidenced hereby in the Certificates of the same Class as this Certificate,  which  Certificates  evidence a beneficial  interest in a trust (the "Trust")  primarily  consisting  of  conventional  adjustable  rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the
"Mortgage  Loans")  sold by WMLT.  The Mortgage  Loans were sold by Wachovia  Bank,  National  Association
("WBNA")  to WMLT.  U.S.  Bank  National  Association  ("U.S.  Bank")  will act as master  servicer of the
Mortgage  Loans (the "Master  Servicer,"  which term includes any  successors  thereto under the Agreement referred to below) and certificate  administrator  (the "Certificate  Administrator,"  which term includes any  successors  thereto under the Agreement  referred to below).  National City Mortgage Co., Fifth Third
Mortgage  Company,  SunTrust  Mortgage,  Inc.  and Wells Fargo Bank,  N.A.  will act as  servicers  of the
Mortgage Loans (the "Servicers,"  which term includes any successors  thereto under the Agreement referred to below).  The Trust was created  pursuant to the Pooling and Servicing  Agreement  dated as of March 27,
2007 (the  "Agreement"),  among  WMLT,  as  depositor,  U.S.  Bank,  as master  servicer  and  certificate administrator,  National City Mortgage Co.,  Fifth Third Mortgage  Company,  SunTrust  Mortgage,  Inc. and
Wells Fargo Bank,  N.A.,  each as  servicers,  and HSBC Bank USA,  National  Association,  as trustee (the
"Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined herein,  capitalized  terms used herein shall have the meaning  ascribed to them in the
Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of its  acceptance  hereof assents and by which such Holder is bound.

                  Interest on this  Certificate  will accrue  during the  one-month  period  ending on the last day of the month  preceding  the  month in which  such  Distribution  Date (as  hereinafter  defined)
occurs on the Certificate  Balance hereof at a per annum rate equal to the Pass-Through  Rate set forth in the Agreement.  The Certificate  Administrator  will distribute on the 20th day of each month, or, if such
20th day is not a Business Day, the  immediately  following  Business Day (each, a  "Distribution  Date"), commencing on the first  Distribution  Date specified  above, to the Person in whose name this Certificate is registered  at the close of business on the related  Record Date, an amount equal to the product of the
Percentage  Interest  evidenced  by this  Certificate  and the amount of interest and  principal,  if any, required to be  distributed  to the Holders of  Certificates  of the same Class as this  Certificate.  The
Assumed Final  Distribution  Date is the  Distribution  Date  immediately  following the latest  scheduled maturity  date of any  Mortgage  Loan and is not  likely  to be the date on which  the  Class  Certificate
Balance of this Class of Certificates will be reduced to zero.

                  Distributions  on this  Certificate  will be made by the  Certificate  Administrator  by wire transfer to the account at a bank or other depository  institution  having  appropriate wire transfer facilities  specified in writing by such  Certificateholder  to the  Certificate  Administrator  or, if no
such prior  written wire  transfer  instruction  has been provided to the  Certificate  Administrator,  by check mailed to such  Certificateholder  entitled to receive a distribution on such  Distribution  Date at the address  appearing in the Certificate  Register,  by wire transfer,  or by such other means of payment as such Certificateholder and the Certificate  Administrator shall agree upon.  Notwithstanding the above, the  final  distribution  on this  Certificate  will be made  after due  notice by the party  named in the
Agreement  or the  Certificate  Administrator,  as  described  in the  Agreement,  of the pendency of such distribution  and only  upon  presentation  and  surrender  of this  Certificate  at the  office or agency appointed by the  Certificate  Administrator  for that purpose and designated in such notice.  The initial
Certificate  Balance of this  Certificate  is set forth  above.  The  Certificate  Balance  hereof will be reduced to the extent of  distributions  allocable to principal  hereon and any Realized Losses  allocated hereto.

                  This  Certificate is one of a duly authorized  issue of  Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

                  The Certificateholder,  by its acceptance of this Certificate,  agrees that it will look solely to the Trust for payment  hereunder and that neither the Certificate  Administrator nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This  Certificate  does not purport to summarize  the Agreement and reference is made to the Agreement for the  interests,  rights and  limitations  of rights,  benefits,  obligations  and duties evidenced hereby, and the rights, duties and immunities of the Certificate Administrator.

                  The Agreement permits,  with certain exceptions therein provided,  the amendment thereof and the modification of the rights and obligations of the Depositor,  the Master Servicer,  the Servicers,
the  Certificate  Administrator  and the  Trustee  and the  rights  of the  Certificateholders  under  the
Agreement  from time to time by the  Depositor,  the  Master  Servicer,  the  Servicers,  the  Certificate
Administrator  and the  Trustee,  with the  consent  of the  Holders  of  Certificates  evidencing  in the aggregate  not less than  66-2/3%  of the  Percentage  Interests  of each Class of  Certificates  affected thereby.  Any such  consent by the Holder of this  Certificate  shall be  conclusive  and  binding on such
Holder and upon all future Holders of this  Certificate  and of any  Certificate  issued upon the transfer hereof or in lieu  hereof  whether or not  notation  of such  consent is made upon this  Certificate.  The
Agreement  also permits the amendment  thereof in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer  of  this  Certificate  is  registrable  in the  Certificate  Register  upon  surrender  of  this
Certificate  for  registration  of  transfer  at the offices or  agencies  maintained  by the  Certificate
Administrator for such purposes,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory  to the Certificate  Administrator  duly executed by the Holder hereof or such Holder's attorney  duly  authorized  in  writing,  and  thereupon  one  or  more  new  Certificates  in  authorized denominations  representing  a like  aggregate  Percentage  Interest  will  be  issued  to the  designated transferee.

                  The  Certificates  are issuable only as registered  Certificates  without coupons in the
Classes  and  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing  the same Class and in the same  aggregate  Percentage  Interest,  as  requested  by the Holder surrendering the same.

                  No service charge will be made to the  Certificateholders  for any such  registration of transfer,  but the Certificate  Administrator  may require payment of a sum sufficient to cover any tax or other governmental  charge payable in connection  therewith.  The Depositor,  the Servicers,  the Trustee, the Master  Servicer,  the Certificate  Administrator,  the Certificate  Registrar and any agent of any of them may treat the  Person in whose  name this  Certificate  is  registered  as the owner  hereof  for all purposes,  and none of the Depositor,  the Servicers,  the Trustee,  the Master Servicer,  the Certificate
Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The  obligations  created by the Agreement and the Trust created thereby (other than the obligations  to make payments to  Certificateholders  with respect to the  termination  of the  Agreement)
shall  terminate  upon the earlier of (i) the final  payment or other  liquidation  (or any  advance  with respect  thereto) of the last Mortgage Loan remaining in the Trust or the  disposition of all REO Property or (ii) the optional  repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust in accordance  with the terms of the Agreement.  Such optional  repurchase may be made only if the Pool Stated  Principal  Balance of the Mortgage  Loans at the time of any such  repurchase  is less than 5% of the  Cut-off  Date Pool  Principal  Balance.  The  exercise  of such right will effect the early  retirement  of the  Certificates.  In no event,  however,  will the Trust  created by the Agreement continue  beyond  the  expiration  of 21 years  after  the  death of  certain  persons  identified  in the
Agreement.

                  Unless  this  Certificate  has been  countersigned  by an  authorized  signatory  of the
Certificate  Administrator  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS  WHEREOF,  the Certificate  Administrator  has caused this  Certificate to be duly executed.

Dated: March 27, 2007                                U.S. BANK NATIONAL ASSOCIATION
                                                              not in its  individual  capacity  but solely
                                                              as Certificate Administrator

                                                              By:_________________________________________
                                                                                Authorized Signatory

                                            CERTIFICATE OF AUTHENTICATION

                  This   is  one  of   the   Class   _____-A-_____   Certificates   referred   to  in  the
within-mentioned Agreement.

                                                              U.S.  BANK NATIONAL  ASSOCIATION  not in its
                                                              individual    capacity    but    solely   as
                                                              Certificate Administrator

                                                              By:_________________________________________
                                                                                Authorized Signatory

                                                     ASSIGNMENT

                  FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s)  unto
__________________________________  (Please print or typewrite name and address  including postal zip code of assignee) a Percentage  Interest evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration  of such interest to assignee on the  Certificate  Register of the
Trust.

                  I (We) further  direct the  Certificate  Registrar to issue a new  Certificate of a like denomination  and Class,  to the above  named  assignee  and deliver  such  Certificate  to the  following address:

Dated:
                                    Signature by or on behalf of assignor

                                                              Signature Guaranteed

                                              DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available funds to  _________________________________  for the account of  _________________________  account number
_____________,  or, if mailed by check, to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

                  This information is provided by    __________________,  the  assignee  named  above,  or
________________________, as its agent.

                                               EXHIBIT A-2

                                     FORM OF CLASS 1-A-R CERTIFICATE

         THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A  NON-U.S.  PERSON  OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR  INDIRECTLY  BY, OR ON BEHALF OF, AN EMPLOYEE
BENEFIT  PLAN OR OTHER  RETIREMENT  ARRANGEMENT  THAT IS  SUBJECT  TO TITLE I OF THE  EMPLOYEE  RETIREMENT
INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  AND/OR SECTION 4975 OF THE INTERNAL  REVENUE CODE OF
1986,  AS  AMENDED  (THE  "CODE"),  OR BY A PERSON  USING  "PLAN  ASSETS" OF A PLAN,  UNLESS THE  PROPOSED
TRANSFEREE  PROVIDES THE TRUSTEE AND THE CERTIFICATE  ADMINISTRATOR  WITH A  REPRESENTATION  LETTER TO THE
EFFECT THAT SUCH  TRANSFEREE IS NOT ACQUIRING THIS  CERTIFICATE  DIRECTLY OR INDIRECTLY  FOR, OR ON BEHALF
OF, OR WITH THE "PLAN  ASSETS" OF, AN  EMPLOYEE  BENEFIT  PLAN OR OTHER  RETIREMENT  ARRANGEMENT  WHICH IS
SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

         ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS  CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE CERTIFICATE  ADMINISTRATOR AND THE TRUSTEE THAT (1) SUCH
TRANSFEREE IS NOT (A) THE UNITED STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF
THE  UNITED  STATES,  OR  ANY  AGENCY  OR   INSTRUMENTALITY  OF  ANY  OF  THE  FOREGOING  (OTHER  THAN  AN
INSTRUMENTALITY  WHICH IS A  CORPORATION  IF ALL OF ITS  ACTIVITIES  ARE  SUBJECT  TO TAX AND  EXCEPT  FOR
FREDDIE  MAC, A MAJORITY OF ITS BOARD OF  DIRECTORS  IS NOT  SELECTED BY SUCH  GOVERNMENTAL  UNIT),  (B) A
FOREIGN  GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR  INSTRUMENTALITY OF EITHER OF THE
FOREGOING,  (C) ANY  ORGANIZATION  (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF
THE CODE)  WHICH IS EXEMPT  FROM THE TAX  IMPOSED BY CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS
SUBJECT TO THE TAX  IMPOSED BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION 511 OF THE
CODE ON UNRELATED  BUSINESS TAXABLE INCOME),  (D) A RURAL ELECTRIC OR TELEPHONE  COOPERATIVE  DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE
(ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A),  (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO

AS A  "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF
SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES  CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING
THE  REGISTRATION  IN THE  CERTIFICATE  REGISTER  OR ANY  TRANSFER,  SALE  OR  OTHER  DISPOSITION  OF THIS
CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON SHALL NOT BE DEEMED TO BE A
CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS
ON THIS CERTIFICATE.

Certificate No. ____                                       Adjustable Pass-Through Rate

Class 1-A-R Senior

Date of Pooling and Servicing Agreement: March 27, 2007    Initial Class Certificate Balance of this Certificate
                                                           as of the Cut-off Date:
Cut-off Date:                                              $100.00
March 1, 2007

                                                           Initial Certificate Balance of this Certificate as of
First Distribution Date:                                   the Cut-off Date:
April 20, 2007                                             $____________________

Master Servicer:                                           CUSIP: [92977T]_____
U.S. U.S. Bank National Association

Assumed Final Distribution Date:
March 20, 2037

                                WACHOVIA MORTGAGE LOAN TRUST, LLC SERIES 2007-A TRUST
                                          MORTGAGE PASS-THROUGH CERTIFICATE
                                                    SERIES 2007-A

         evidencing  a  percentage  interest in the  distributions  allocable  to the Class 1-A-R
         Certificates  with  respect  to a Trust  consisting  primarily  of a pool of  adjustable interest rate mortgage  loans secured by first liens on one-to-four  family  residential properties and sold by WACHOVIA MORTGAGE LOAN TRUST, LLC

                  This  Certificate  is  payable  solely  from  the  assets  of the  Trust,  and  does not represent  an  obligation  of or interest in  Wachovia  Mortgage  Loan  Trust,  LLC  ("WMLT"),  the Master
Servicer,  the Servicers,  the Certificate  Administrator or the Trustee referred to below or any of their affiliates  or any  other  person.  Neither  this  Certificate  nor  the  underlying  Mortgage  Loans  are guaranteed or insured by any  governmental  entity or by WMLT, the Master  Servicer,  the  Servicers,  the

Certificate  Administrator  or the Trustee or any of their  affiliates or any other person.  None of WMLT, the Servicers,  the Master  Servicer,  the Certificate  Administrator or any of their affiliates will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

                  This  certifies  that   __________________________   is  the  registered  owner  of  the
Percentage  Interest  evidenced  hereby in the Certificates of the same Class as this  Certificate,  which
Certificates   evidence  a  beneficial  interest  in  a  trust  (the  "Trust")  primarily   consisting  of
conventional  adjustable  rate mortgage  loans secured by first liens on one- to four- family  residential properties  (collectively,  the "Mortgage  Loans") sold by WMLT.  The Mortgage Loans were sold by Wachovia
Bank,  National  Association  ("WBNA") to WMLT. U.S. Bank National  Association ("U.S.  Bank") will act as master servicer of the Mortgage Loans (the "Master  Servicer," which term includes any successors  thereto under the Agreement  referred to below) and certificate  administrator  (the "Certificate  Administrator,"
which term  includes  any  successors  thereto  under the  Agreement  referred  to below).  National  City
Mortgage Co., Fifth Third Mortgage Company,  SunTrust  Mortgage,  Inc. and Wells Fargo Bank, N.A. will act as servicers of the Mortgage  Loans (the  "Servicers,"  which term includes any  successors  thereto under the Agreement  referred to below).  The Trust was created pursuant to the Pooling and Servicing  Agreement dated as of March 27, 2007 (the  "Agreement"),  among WMLT, as depositor,  U.S.  Bank, as master  servicer and  certificate  administrator,  National City  Mortgage  Co.,  Fifth Third  Mortgage  Company,  SunTrust
Mortgage,  Inc. and Wells Fargo Bank, N.A., each as servicers,  and HSBC Bank USA,  National  Association, as  trustee  (the  "Trustee"),  a summary of certain  of the  pertinent  provisions  of which is set forth hereafter.  To the  extent not  defined  herein,  capitalized  terms used  herein  shall have the  meaning ascribed  to them in the  Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms, provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Each  Holder  of this  Certificate  will be  deemed  to have  agreed  to be bound by the restrictions  set forth in the  Agreement  to the effect that (i) each  person  holding or  acquiring  any ownership  interest  in this  Certificate  must be a U.S.  Person  and a  Permitted  Transferee,  (ii) the
transfer of any  ownership  interest in this  Certificate  will be  conditioned  upon the  delivery to the
Certificate  Administrator  of, among other  things,  an affidavit to the effect that it is a U.S.  Person and  Permitted  Transferee,  (iii) any attempted or purported  transfer of any ownership  interest in this
Certificate  in violation of such  restrictions  will be absolutely  null and void and will vest no rights in the purported  transferee,  and (iv) if any person other than a U.S. Person and a Permitted  Transferee acquires any ownership  interest in this  Certificate in violation of such  restrictions,  then the Seller will have the right,  in its sole  discretion  and without  notice to the Holder of this  Certificate,  to sell this  Certificate to a purchaser  selected by the Seller,  which purchaser may be the Seller,  or any affiliate of the Seller, on such terms and conditions as the Seller may choose.

                  The  Certificate  Administrator  will  distribute on the 20th day of each month,  or, if such 20th day is not a Business  Day,  the  immediately  following  Business  Day (each,  a  "Distribution
Date"),  commencing  on the first  Distribution  Date  specified  above,  to the Person in whose name this
Certificate  is  registered at the close of business on the Record Date, an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate and the amounts required to be distributed to the

Holders of  Certificates of the same Class as this  Certificate.  The Assumed Final  Distribution  Date is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

                  Distributions  on this  Certificate  will be made by the  Certificate  Administrator  by wire transfer to the account at a bank or other depository  institution  having  appropriate wire transfer facilities  specified in writing by such  Certificateholder  to the  Certificate  Administrator  or, if no
such prior  written wire  transfer  instruction  has been provided to the  Certificate  Administrator,  by check mailed to such  Certificateholder  entitled to receive a distribution on such  Distribution  Date at the address  appearing in the Certificate  Register,  by wire transfer,  or by such other means of payment as such Certificateholder and the Certificate  Administrator shall agree upon.  Notwithstanding the above, the  final  distribution  on this  Certificate  will be made  after due  notice by the party  named in the
Agreement  or the  Certificate  Administrator,  as  described  in the  Agreement,  of the pendency of such distribution  and only  upon  presentation  and  surrender  of this  Certificate  at the  office or agency appointed by the Certificate Administrator for that purpose and designated in such notice.

                  No  transfer  of this Class  1-A-R  Certificate  will be made unless the Trustee and the
Certificate  Administrator  have  received a  representation  letter  stating that the  transferee  is not acquiring  directly  or  indirectly  by, or on behalf of, an  employee  benefit  plan or other  retirement arrangement  that is  subject  to Title I of the  Employee  Retirement  Income  Security  Act of 1974,  as
amended  ("ERISA"),  and/or  Section 4975 of the Code (a "Plan"),  or by a person using "plan assets" of a
Plan.

                  This  Certificate is one of a duly authorized  issue of  Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

                  The Certificateholder,  by its acceptance of this Certificate,  agrees that it will look solely to the Trust for payment  hereunder and that neither the Certificate  Administrator nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This  Certificate  does not purport to summarize  the Agreement and reference is made to the Agreement for the  interests,  rights and  limitations  of rights,  benefits,  obligations  and duties evidenced hereby, and the rights, duties and immunities of the Certificate Administrator.

                  The Agreement permits,  with certain exceptions therein provided,  the amendment thereof and the modification of the rights and obligations of the Depositor,  the Master Servicer,  the Servicers,
the  Certificate  Administrator  and the  Trustee  and the  rights  of the  Certificateholders  under  the
Agreement  from time to time by the  Depositor,  the  Master  Servicer,  the  Servicers,  the  Certificate
Administrator  and the  Trustee  with  the  consent  of the  Holders  of  Certificates  evidencing  in the aggregate  not less than  66-2/3%  of the  Percentage  Interests  of each Class of  Certificates  affected thereby.  Any such  consent by the Holder of this  Certificate  shall be  conclusive  and  binding on such
Holder and upon all future Holders of this  Certificate  and of any  Certificate  issued upon the transfer hereof or in lieu  hereof  whether or not  notation  of such  consent is made upon this  Certificate.  The
Agreement  also permits the amendment  thereof in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer  of  this  Certificate  is  registrable  in the  Certificate  Register  upon  surrender  of  this
Certificate  for  registration  of  transfer  at the offices or  agencies  maintained  by the  Certificate
Administrator for such purposes,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory  to the Certificate  Administrator  duly executed by the Holder hereof or such Holder's attorney  duly  authorized  in  writing,  and  thereupon  one  or  more  new  Certificates  in  authorized denominations  representing  a like  aggregate  Percentage  Interest  will  be  issued  to the  designated transferee.

                  The  Certificates  are issuable only as registered  Certificates  without coupons in the
Classes  and  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing  the same Class and in the same  aggregate  Percentage  Interest,  as  requested  by the Holder surrendering the same.

                  No service charge will be made to the  Certificateholders  for any such  registration of transfer,  but the Certificate  Administrator  may require payment of a sum sufficient to cover any tax or other governmental  charge payable in connection  therewith.  The Depositor,  the Servicers,  the Trustee, the Master  Servicer,  the Certificate  Administrator,  the Certificate  Registrar and any agent of any of them may treat the  Person in whose  name this  Certificate  is  registered  as the owner  hereof  for all purposes,  and none of the Depositor,  the Servicers,  the Trustee,  the Master Servicer,  the Certificate
Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The  obligations  created by the Agreement and the Trust created thereby (other than the obligations  to make payments to  Certificateholders  with respect to the  termination  of the  Agreement)
shall  terminate  upon the earlier of (i) the final  payment or other  liquidation  (or any  advance  with respect  thereto) of the last Mortgage Loan remaining in the Trust or the  disposition of all REO Property or (ii) the optional  repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust in accordance  with the terms of the Agreement.  Such optional  repurchase may be made only if the Pool Stated  Principal  Balance of the Mortgage  Loans at the time of any such  repurchase  is less than 5% of the  Cut-off  Date Pool  Principal  Balance.  The  exercise  of such right will effect the early  retirement  of the  Certificates.  In no event,  however,  will the Trust  created by the Agreement continue  beyond  the  expiration  of 21 years  after  the  death of  certain  persons  identified  in the
Agreement.

                  Unless  this  Certificate  has been  countersigned  by an  authorized  signatory  of the
Certificate  Administrator  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS  WHEREOF,  the Certificate  Administrator  has caused this  Certificate to be duly executed.

Dated: March 27, 2007                                         U.S. BANK NATIONAL ASSOCIATION
                                                              not in its  individual  capacity  but solely
                                                              as Certificate Administrator

                                                              By:_________________________________________
                                                                                Authorized Signatory

                                            CERTIFICATE OF AUTHENTICATION

                  This  is  one  of the  Class  1-A-R  Certificates  referred  to in the  within-mentioned
Agreement.

                                                              U.S.  BANK NATIONAL  ASSOCIATION  not in its
                                                              individual    capacity    but    solely   as
                                                              Certificate Administrator

                                                              By:_________________________________________
                                                                                Authorized Signatory

                                                ASSIGNMENT

                  FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s)  unto
__________________________________  (Please print or typewrite name and address  including postal zip code of assignee) a Percentage  Interest evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration  of such interest to assignee on the  Certificate  Register of the
Trust.

                  I (We) further  direct the  Certificate  Registrar to issue a new  Certificate of a like denomination  and Class,  to the above  named  assignee  and deliver  such  Certificate  to the  following address:

Dated:
                                    Signature by or on behalf of assignor

                                                              Signature Guaranteed

                                              DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available funds to  _________________________________  for the account of  _________________________  account number
_____________,  or, if mailed by check, to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

                  This information is provided by    __________________,  the  assignee  named  above,  or
________________________, as its agent.

                                                EXHIBIT B

                         FORM OF CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES

                  THIS  CERTIFICATE IS SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A [CLASS  B-1][CLASS
B-2] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST"
IN A "REAL ESTATE  MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS
860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

                  THE  CERTIFICATE  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DECREASED  BY THE  PRINCIPAL
PAYMENTS  HEREON  AND  REALIZED  LOSSES  ALLOCABLE  HERETO AS  DESCRIBED  IN THE  AGREEMENT.  ACCORDINGLY,
FOLLOWING THE INITIAL ISSUANCE OF THE  CERTIFICATES,  THE CERTIFICATE  BALANCE OF THIS CERTIFICATE WILL BE
DIFFERENT  FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING  THIS  CERTIFICATE  MAY  ASCERTAIN  ITS
CERTIFICATE BALANCE BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR NAMED HEREIN

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY
TRUST COMPANY TO THE CERTIFICATE  ADMINISTRATOR  OR ITS AGENT FOR  REGISTRATION  OF TRANSFER,  EXCHANGE OR
PAYMENT,  AND ANY  CERTIFICATE  ISSUED  IS  REGISTERED  IN THE NAME OF CEDE & CO.  OR SUCH  OTHER  NAME AS
REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST COMPANY (AND ANY PAYMENT IS MADE TO
CEDE & CO. OR TO SUCH OTHER ENTITY AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY
TRUST  COMPANY),  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  EACH BENEFICIAL OWNER OF A CLASS  B-[1][2][3]  CERTIFICATE OR ANY INTEREST THEREIN SHALL
BE DEEMED TO HAVE  REPRESENTED,  BY VIRTUE OF ITS  ACQUISITION OR HOLDING OF THAT  CERTIFICATE OR INTEREST
THEREIN,  THAT EITHER (I) IT IS NOT ACQUIRING SUCH  CERTIFICATE  WITH "PLAN ASSETS" OF A PLAN, (II) IT HAS
ACQUIRED AND IS HOLDING SUCH  CERTIFICATE IN RELIANCE ON PROHIBITED  TRANSACTION  CLASS EXEMPTION  2002-41
(THE  "EXEMPTION"),  AND THAT (1) IT UNDERSTANDS THAT THERE ARE CERTAIN  CONDITIONS TO THE AVAILABILITY OF
THE EXEMPTION,  INCLUDING THAT SUCH  CERTIFICATE IS RATED AT LEAST "BBB-" OR ITS EQUIVALENT BY FITCH,  S&P
OR MOODY'S AT THE TIME OF PURCHASE AND (2) IT IS AN  "ACCREDITED  INVESTOR"  AS DEFINED IN RULE  501(A)(1)

OF REGULATION D OF THE  SECURITIES  ACT OF 1933, AS AMENDED OR (III) (1) IT IS AN INSURANCE  COMPANY,  (2)
THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST  THEREIN IS AN "INSURANCE  COMPANY
GENERAL  ACCOUNT," AS SUCH TERM IS DEFINED IN  PROHIBITED  CLASS  EXEMPTION  ("PTCE")  95-60,  AND (3) THE
CONDITIONS IN SECTIONS I AND II OF PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No. _____                                      Adjustable Pass-Through Rate

Class B-[1][2][3] Subordinate

Date of Pooling and Servicing Agreement: March 27, 2007
                                                           Initial Class Certificate Balance of this Certificate
Cut-off Date:                                              as of the Cut-off Date:
March 1, 2007                                              $____________________

First Distribution Date:                                   Initial Certificate Balance of this Certificate as of
April 20, 2007                                             the Cut-off Date:
                                                           $____________________

Master Servicer:                                           CUSIP: [92977T]_____
U.S. U.S. Bank National Association

Assumed Final Distribution Date:
March 20, 2037

                                WACHOVIA MORTGAGE LOAN TRUST, LLC SERIES 2007-A TRUST
                                          MORTGAGE PASS-THROUGH CERTIFICATE
                                                    SERIES 2007-A

         evidencing  a  percentage   interest  in  the  distributions   allocable  to  the  Class
         B-[1][2][3]  Certificates  with  respect to a Trust  consisting  primarily  of a pool of adjustable  interest rate mortgage  loans secured by first liens on  one-to-four  family residential properties and sold by WACHOVIA MORTGAGE LOAN TRUST, LLC.

                  This  Certificate  is  payable  solely  from  the  assets  of the  Trust,  and  does not represent  an  obligation  of or interest in  Wachovia  Mortgage  Loan  Trust,  LLC  ("WMLT"),  the Master
Servicer,  the Servicers,  the Certificate  Administrator or the Trustee referred to below or any of their affiliates  or any  other  person.  Neither  this  Certificate  nor  the  underlying  Mortgage  Loans  are guaranteed or insured by any  governmental  entity or by WMLT, the Master  Servicer,  the  Servicers,  the
Certificate  Administrator  or the Trustee or any of their  affiliates or any other person.  None of WMLT, the Master  Servicer,  the Servicers,  the Certificate  Administrator or any of their affiliates will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

                  This  certifies  that  Cede & Co. is the  registered  owner of the  Percentage  Interest evidenced hereby in the Certificates of the same Class as this Certificate,  which  Certificates  evidence a beneficial  interest in a trust (the "Trust")  primarily  consisting  of  conventional  adjustable  rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the
"Mortgage  Loans")  sold by WMLT.  The Mortgage  Loans were sold by Wachovia  Bank,  National  Association
("WBNA")  to WMLT.  U.S.  Bank  National  Association  ("U.S.  Bank")  will act as master  servicer of the
Mortgage  Loans (the "Master  Servicer,"  which term includes any  successors  thereto under the Agreement referred to below) and certificate  administrator  (the "Certificate  Administrator,"  which term includes any  successors  thereto under the Agreement  referred to below).  National City Mortgage Co., Fifth Third
Mortgage  Company,  SunTrust  Mortgage,  Inc.  and Wells Fargo Bank,  N.A.  will act as  servicers  of the
Mortgage Loans (the "Servicers,"  which term includes any successors  thereto under the Agreement referred to below).  The Trust was created  pursuant to the Pooling and Servicing  Agreement  dated as of March 27,
2007 (the  "Agreement"),  among WMLT, as depositor  (the  "Seller"),  U.S.  Bank,  as master  servicer and certificate  administrator,  National City Mortgage Co., Fifth Third Mortgage Company,  SunTrust Mortgage,
Inc. and Wells Fargo Bank, N.A., each as servicers,  and HSBC Bank USA, National  Association,  as trustee
(the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  capitalized  terms used herein shall have the meaning  ascribed to them in the Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of its acceptance  hereof assents and by which such Holder is bound.

                  Interest on this  Certificate  will accrue  during the  one-month  period  ending on the last day of the month  preceding  the  month in which  such  Distribution  Date (as  hereinafter  defined)
occurs on the Certificate  Balance hereof at a per annum rate equal to the Pass-Through  Rate set forth in the Agreement.  The Certificate  Administrator  will distribute on the 20th day of each month, or, if such
20th day is not a Business Day, the  immediately  following  Business Day (each, a  "Distribution  Date"), commencing on the first  Distribution  Date specified  above, to the Person in whose name this Certificate is registered  at the close of business on the related  Record Date, an amount equal to the product of the
Percentage  Interest  evidenced  by this  Certificate  and the amount of interest and  principal,  if any, required to be  distributed  to the Holders of  Certificates  of the same Class as this  Certificate.  The
Assumed Final  Distribution  Date is the  Distribution  Date  immediately  following the latest  scheduled maturity  date of any  Mortgage  Loan and is not  likely  to be the date on which  the  Class  Certificate
Balance of this Class of Certificates will be reduced to zero.

                  Distributions  on this  Certificate  will be made by the  Certificate  Administrator  by wire transfer to the account at a bank or other depository  institution  having  appropriate wire transfer facilities  specified in writing by such  Certificateholder  to the  Certificate  Administrator  or, if no
such prior  written wire  transfer  instruction  has been provided to the  Certificate  Administrator,  by check mailed to such  Certificateholder  entitled to receive a distribution on such  Distribution  Date at the address  appearing in the Certificate  Register,  by wire transfer,  or by such other means of payment as such Certificateholder and the Certificate  Administrator shall agree upon.  Notwithstanding the above, the  final  distribution  on this  Certificate  will be made  after due  notice by the party  named in the
Agreement  or the  Certificate  Administrator,  as  described  in the  Agreement,  of the pendency of such distribution  and only  upon  presentation  and  surrender  of this  Certificate  at the  office or agency appointed by the  Certificate  Administrator  for that purpose and designated in such notice.  The initial
Certificate  Balance of this  Certificate  is set forth  above.  The  Certificate  Balance  hereof will be reduced to the extent of  distributions  allocable to principal  hereon and any Realized Losses  allocated hereto.

                  Each beneficial owner of a Class  B-[1][2][3]  Certificate or any interest therein shall be deemed to have  represented,  by virtue of its  acquisition or holding of that  Certificate or interest therein,  that either (i) it is not acquiring such  Certificate  with "plan assets" of a Plan, (ii) it has acquired and is holding such  Certificate in reliance on Prohibited  Transaction  Class Exemption  2002-41
(the  "Exemption"),  and that (1) it understands that there are certain  conditions to the availability of the Exemption,  including that such  Certificate is rated at least "BBB-" or its equivalent by Fitch,  S&P or Moody's at the time of purchase and (2) it is an  "accredited  investor"  as defined in Rule  501(a)(1)
of Regulation D of the  Securities  Act of 1933, as amended or (iii) (1) it is an insurance  company,  (2)
the source of funds used to acquire or hold the Certificate or interest  therein is an "insurance  company general  account," as such term is defined in  Prohibited  Class  Exemption  ("PTCE")  95-60,  and (3) the
conditions in Sections I and II of PTCE 95-60 have been satisfied.

                  This  Certificate is one of a duly authorized  issue of  Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

                  The Certificateholder,  by its acceptance of this Certificate,  agrees that it will look solely to the Trust for payment  hereunder and that neither the Certificate  Administrator nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This  Certificate  does not purport to summarize  the Agreement and reference is made to the Agreement for the  interests,  rights and  limitations  of rights,  benefits,  obligations  and duties evidenced hereby, and the rights, duties and immunities of the Certificate Administrator.

                  The Agreement permits,  with certain exceptions therein provided,  the amendment thereof and the modification of the rights and obligations of the Depositor,  the Master Servicer,  the Servicers,
the  Certificate  Administrator  and the  Trustee  and the  rights  of the  Certificateholders  under  the
Agreement  from time to time by the  Depositor,  the  Master  Servicer,  the  Servicers,  the  Certificate
Administrator  and the  Trustee,  with the  consent  of the  Holders  of  Certificates  evidencing  in the aggregate  not less than  66-2/3%  of the  Percentage  Interests  of each Class of  Certificates  affected thereby.  Any such  consent by the Holder of this  Certificate  shall be  conclusive  and  binding on such
Holder and upon all future Holders of this  Certificate  and of any  Certificate  issued upon the transfer hereof or in lieu  hereof  whether or not  notation  of such  consent is made upon this  Certificate.  The

Agreement  also permits the amendment  thereof in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer  of  this  Certificate  is  registrable  in the  Certificate  Register  upon  surrender  of  this
Certificate  for  registration  of  transfer  at the offices or  agencies  maintained  by the  Certificate
Administrator for such purposes,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory  to the Certificate  Administrator  duly executed by the Holder hereof or such Holder's attorney  duly  authorized  in  writing,  and  thereupon  one  or  more  new  Certificates  in  authorized denominations  representing  a like  aggregate  Percentage  Interest  will  be  issued  to the  designated transferee.

                  The  Certificates  are issuable only as registered  Certificates  without coupons in the
Classes  and  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing  the same Class and in the same  aggregate  Percentage  Interest,  as  requested  by the Holder surrendering the same.

                  No service charge will be made to the  Certificateholders  for any such  registration of transfer,  but the Certificate  Administrator  may require payment of a sum sufficient to cover any tax or other governmental  charge payable in connection  therewith.  The Depositor,  the Servicers,  the Trustee, the Master  Servicer,  the Certificate  Administrator,  the Certificate  Registrar and any agent of any of them may treat the  Person in whose  name this  Certificate  is  registered  as the owner  hereof  for all purposes,  and none of the Depositor,  the Servicers,  the Trustee,  the Master Servicer,  the Certificate
Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The  obligations  created by the Agreement and the Trust created thereby (other than the obligations  to make payments to  Certificateholders  with respect to the  termination  of the  Agreement)
shall  terminate  upon the earlier of (i) the final  payment or other  liquidation  (or any  advance  with respect  thereto) of the last Mortgage Loan remaining in the Trust or the  disposition of all REO Property or (ii) the optional  repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust in accordance  with the terms of the Agreement.  Such optional  repurchase may be made only if the Pool Stated  Principal  Balance of the Mortgage  Loans at the time of any such  repurchase  is less than 5% of the  Cut-off  Date Pool  Principal  Balance.  The  exercise  of such right will effect the early  retirement  of the  Certificates.  In no event,  however,  will the Trust  created by the Agreement continue  beyond  the  expiration  of 21 years  after  the  death of  certain  persons  identified  in the
Agreement.

                  Unless  this  Certificate  has been  countersigned  by an  authorized  signatory  of the
Certificate  Administrator  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS  WHEREOF,  the Certificate  Administrator  has caused this  Certificate to be duly executed.

Dated: March 27, 2007                                         U.S. BANK NATIONAL ASSOCIATION
                                                              not in its  individual  capacity  but solely
                                                              as Certificate Administrator

                                                              By:_________________________________________
                                                                                Authorized Signatory

                                            CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-[1][2][3]  Certificates  referred to in the  within-mentioned
Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION
                                                              not in its  individual  capacity  but solely
                                                              as Certificate Administrator

                                                              By:_________________________________________
                                                                                Authorized Signatory

                                                     ASSIGNMENT

                  FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s)  unto
__________________________________  (Please print or typewrite name and address  including postal zip code of assignee) a Percentage  Interest evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration  of such interest to assignee on the  Certificate  Register of the
Trust.

                  I (We) further  direct the  Certificate  Registrar to issue a new  Certificate of a like denomination  and Class,  to the above  named  assignee  and deliver  such  Certificate  to the  following address:

Dated:
                                    Signature by or on behalf of assignor

                                                              Signature Guaranteed

                                              DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available funds to  _________________________________  for the account of  _________________________  account number
_____________,  or, if mailed by check, to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

                  This information is provided by    __________________,  the  assignee  named  above,  or
________________________, as its agent.

                                                EXHIBIT C

                         FORM OF CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES

                  THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS
B-2 AND CLASS B-3 [CLASS B-4] [CLASS B-5] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST"
IN A "REAL ESTATE  MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS
860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THE  CERTIFICATE  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DECREASED  BY THE  PRINCIPAL
PAYMENTS HEREON AND ANY REALIZED LOSSES ALLOCATED HERETO.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF
THE  CERTIFICATES,  THE CERTIFICATE  BALANCE OF THIS  CERTIFICATE  WILL BE DIFFERENT FROM THE DENOMINATION
SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE  BALANCE BY INQUIRY OF THE
CERTIFICATE ADMINISTRATOR NAMED HEREIN.

                  THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF
1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY STATE  SECURITIES  LAWS.  THE HOLDER  HEREOF,  BY
PURCHASING THIS CERTIFICATE,  AGREES THAT THIS CERTIFICATE MAY BE REOFFERED,  RESOLD, PLEDGED OR OTHERWISE
TRANSFERRED  ONLY IN COMPLIANCE  WITH THE  SECURITIES ACT AND OTHER  APPLICABLE  LAWS AND ONLY PURSUANT TO
RULE 144A UNDER THE  SECURITIES  ACT ("RULE  144A") TO A PERSON THAT THE HOLDER  REASONABLY  BELIEVES IS A
QUALIFIED  INSTITUTIONAL  BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"),  PURCHASING FOR ITS OWN ACCOUNT
OR A QIB  PURCHASING  FOR THE  ACCOUNT  OF A QIB,  WHOM THE HOLDER HAS  INFORMED,  IN EACH CASE,  THAT THE
REOFFER,  RESALE,  PLEDGE OR OTHER  TRANSFER IS BEING MADE IN  RELIANCE  ON RULE 144A,  SUBJECT TO (A) THE
RECEIPT BY THE CERTIFICATE  ADMINISTRATOR OF A LETTER  SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT
AND  (B)  THE  RECEIPT  BY  THE  CERTIFICATE  ADMINISTRATOR  OF  SUCH  OTHER  EVIDENCE  ACCEPTABLE  TO THE
CERTIFICATE  ADMINISTRATOR  THAT SUCH  REOFFER,  RESALE,  PLEDGE OR  TRANSFER  IS IN  COMPLIANCE  WITH THE
SECURITIES ACT AND OTHER  APPLICABLE  LAWS OR IN EACH CASE IN ACCORDANCE  WITH ALL  APPLICABLE  SECURITIES
LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

         THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR  INDIRECTLY  BY, OR ON BEHALF OF, AN EMPLOYEE
BENEFIT  PLAN OR OTHER  RETIREMENT  ARRANGEMENT  THAT IS  SUBJECT  TO TITLE I OF THE  EMPLOYEE  RETIREMENT

INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  AND/OR SECTION 4975 OF THE INTERNAL  REVENUE CODE OF
1986,  AS  AMENDED  (THE  "CODE"),  OR BY A PERSON  USING  "PLAN  ASSETS" OF A PLAN,  UNLESS THE  PROPOSED
TRANSFEREE  PROVIDES THE TRUSTEE AND CERTIFICATE  ADMINISTRATOR WITH AN OPINION OF COUNSEL FOR THE BENEFIT
OF THE TRUSTEE, THE SERVICERS,  THE MASTER SERVICER AND THE CERTIFICATE  ADMINISTRATOR UPON WHICH THEY MAY
RELY THAT THE PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER LOCAL LAW, WILL NOT CONSTITUTE OR RESULT
IN A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION  406 OF ERISA,  SECTION  4975 OF THE CODE OR LAW
SUBSTANTIALLY  SIMILAR  TO THE  FOREGOING  SECTIONS  OF ERISA  AND THE  CODE,  AND WILL  NOT  SUBJECT  THE
CERTIFICATE  ADMINISTRATOR,  THE  TRUSTEE,  THE MASTER  SERVICER OR THE  SERVICERS  TO ANY  OBLIGATION  OR
LIABILITY IN ADDITION TO THOSE  UNDERTAKEN  IN THE POOLING  AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT
BE AN EXPENSE OF THE CERTIFICATE ADMINISTRATOR, THE TRUSTEE, THE MASTER SERVICER OR THE SERVICERS.

Certificate No. _____                                      Adjustable Pass-Through Rate

Class B-[4][5][6] Subordinate

Date of Pooling and Servicing Agreement: March 27, 2007
                                                           Initial Class Certificate Balance of this Certificate
Cut-off Date:                                              as of the Cut-off Date:
March 1, 2007                                               $____________________

First Distribution Date:                                   Initial Certificate Balance of this Certificate as of
April 20, 2007                                             the Cut-off Date:
                                                           $____________________

Master Servicer:                                           CUSIP: [92977T]_____
U.S. U.S. Bank National Association

Assumed Final Distribution Date:
March 20, 2037

                                WACHOVIA MORTGAGE LOAN TRUST, LLC SERIES 2007-A TRUST
                                          MORTGAGE PASS-THROUGH CERTIFICATE
                                                   SERIES 2007-A

         evidencing  a  percentage   interest  in  the  distributions   allocable  to  the  Class
         B-[4][5][6]  Certificates  with  respect to a Trust  consisting  primarily  of a pool of adjustable  interest rate mortgage  loans secured by first liens on  one-to-four  family residential properties and sold by WACHOVIA MORTGAGE LOAN TRUST, LLC.

                  This  Certificate  is  payable  solely  from  the  assets  of the  Trust,  and  does not represent  an  obligation  of or interest in  Wachovia  Mortgage  Loan  Trust,  LLC  ("WMLT"),  the Master

Servicer,  the Servicers,  the Certificate  Administrator or the Trustee referred to below or any of their affiliates  or any  other  person.  Neither  this  Certificate  nor  the  underlying  Mortgage  Loans  are guaranteed or insured by any  governmental  entity or by WMLT, the Master  Servicer,  the  Servicers,  the
Certificate  Administrator  or the Trustee or any of their  affiliates or any other person.  None of WMLT, the Master  Servicer,  the Servicers,  the Certificate  Administrator or any of their affiliates will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

                  This certifies  that  _________________________________  is the registered  owner of the
Percentage  Interest  evidenced  hereby in the Certificates of the same Class as this  Certificate,  which
Certificates   evidence  a  beneficial  interest  in  a  trust  (the  "Trust")  primarily   consisting  of
conventional  adjustable  rate mortgage  loans secured by first liens on one- to four- family  residential properties  (collectively,  the "Mortgage  Loans") sold by WMLT.  The Mortgage Loans were sold by Wachovia
Bank,  National  Association  ("WBNA") to WMLT. U.S. Bank National  Association ("U.S.  Bank") will act as master servicer of the Mortgage Loans (the "Master  Servicer," which term includes any successors  thereto under the Agreement  referred to below) and certificate  administrator  (the "Certificate  Administrator,"
which term  includes  any  successors  thereto  under the  Agreement  referred  to below).  National  City
Mortgage Co., Fifth Third Mortgage Company,  SunTrust  Mortgage,  Inc. and Wells Fargo Bank, N.A. will act as servicers of the Mortgage  Loans (the  "Servicers,"  which term includes any  successors  thereto under the Agreement  referred to below).  The Trust was created pursuant to the Pooling and Servicing  Agreement dated as of March 27, 2007 (the  "Agreement"),  among WMLT, as depositor  (the  "Seller"),  U.S.  Bank, as master servicer and certificate  administrator,  National City Mortgage Co., Fifth Third Mortgage Company,
SunTrust  Mortgage,  Inc.  and Wells Fargo Bank,  N.A.,  each as  servicers,  and HSBC Bank USA,  National
Association,  as trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  capitalized  terms used  herein  shall have the meaning  ascribed to them in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  The  Certificate  Administrator  will  distribute on the 20th day of each month,  or, if such 20th day is not a Business  Day,  the  immediately  following  Business  Day (each,  a  "Distribution
Date"),  commencing  on the first  Distribution  Date  specified  above,  to the Person in whose name this
Certificate  is  registered at the close of business on the Record Date, an amount equal to the product of the Percentage  Interest  evidenced by this Certificate and the amount of interest and principal,  if any, required to be  distributed  to the Holders of  Certificates  of the same Class as this  Certificate.  The
Assumed Final  Distribution  Date is the  Distribution  Date  immediately  following the latest  scheduled maturity  date of any  Mortgage  Loan and is not  likely  to be the date on which  the  Class  Certificate
Balance of this Class of Certificates will be reduced to zero.

                  Distributions  on this  Certificate  will be made by the  Certificate  Administrator  by wire transfer to the account at a bank or other depository  institution  having  appropriate wire transfer facilities  specified in writing by such  Certificateholder  to the  Certificate  Administrator  or, if no
such prior  written wire  transfer  instruction  has been provided to the  Certificate  Administrator,  by check mailed to such  Certificateholder  entitled to receive a distribution on such  Distribution  Date at the address  appearing in the Certificate  Register,  by wire transfer,  or by such other means of payment as such Certificateholder and the Certificate  Administrator shall agree upon.  Notwithstanding the above, the  final  distribution  on this  Certificate  will be made  after due  notice by the party  named in the
Agreement  or the  Certificate  Administrator,  as  described  in the  Agreement,  of the pendency of such distribution  and only  upon  presentation  and  surrender  of this  Certificate  at the  office or agency appointed by the  Certificate  Administrator  for that purpose and designated in such notice.  The initial
Certificate  Balance of this  Certificate  is set forth  above.  The  Certificate  Balance  hereof will be reduced to the extent of  distributions  allocable to principal  hereon and any Realized Losses  allocated hereto.

                  No transfer of this  Certificate  shall be made unless the transfer is made  pursuant to an effective  registration  statement  under the Securities Act of 1933, as amended (the "1933 Act"),  and an effective  registration  or  qualification  under  applicable  state  securities  laws, or is made in a transaction that does not require such  registration or  qualification.  In the event that such a transfer of this  Certificate  is to be made without  registration  or  qualification,  the Trustee  shall  require receipt  of (i)  written  certifications  from the  Holder  of the  Certificate  desiring  to  effect  the transfer,  and from such  Holder's  prospective  transferee,  substantially  in the forms  attached to the
Agreement and (ii) if requested by the Certificate  Administrator,  an Opinion of Counsel  satisfactory to it that such transfer may be made without such  registration  or  qualification  (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor,  the Trustee,  the Certificate  Administrator or
the  Servicers  in  their   respective   capacities  as  such),   together  with  copies  of  the  written
certification(s)  of the Holder of the  Certificate  desiring to effect the transfer  and/or such Holder's prospective  transferee  upon  which  such  Opinion  of  Counsel  is  based.  None of the  Depositor,  the
Certificate  Administrator  or the Trustee is obligated  to register or qualify the Class of  Certificates specified  on the face  hereof  under the 1933 Act or any other  securities  law or to take any action not otherwise  required under the Agreement to permit the transfer of such Certificates  without  registration or  qualification.  Any Holder  desiring  to effect a transfer  of this  Certificate  shall be required to indemnify the Trustee,  the Certificate  Administrator,  the Seller,  the Seller and the Servicers against any  liability  that may result if the  transfer is not so exempt or is not made in  accordance  with such federal and state laws.

                  No transfer of this Class  B-[4][5][6]  Certificate  will be made unless the Trustee and the  Certificate  Administrator  have  received  either  (i)  opinion of  counsel  for the  benefit of the
Trustee,  Servicers and the  Certificate  Administrator  and which they may rely which is  satisfactory to the Certificate  Administrator  that the purchase of this certificate is permissible under local law, will not  constitute  or result in a  non-exempt  prohibited  transaction  under  Section  406 of the  Employee
Retirement  Income Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal  Revenue
Code,  as amended  (the  "Code")  and will not  subject  the  Servicers,  the  Trustee or the  Certificate
Administrator  to any  obligation or liability in addition to those  undertaken in the Agreement or (ii) a representation  letter  stating that the  transferee  is not acquiring  directly or  indirectly  by, or on behalf of, an employee benefit plan or other  retirement  arrangement that is subject to Title I of ERISA, and/or Section 4975 of the Code (a "Plan"), or by a person using  "plan assets" of a Plan.

                  This  Certificate is one of a duly authorized  issue of  Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

                  The Certificateholder,  by its acceptance of this Certificate,  agrees that it will look solely to the Trust for payment  hereunder and that neither the Certificate  Administrator nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This  Certificate  does not purport to summarize  the Agreement and reference is made to the Agreement for the  interests,  rights and  limitations  of rights,  benefits,  obligations  and duties evidenced hereby, and the rights, duties and immunities of the Certificate Administrator.

                  The Agreement permits,  with certain exceptions therein provided,  the amendment thereof and the modification of the rights and obligations of the Depositor,  the Master Servicer,  the Servicers,
the  Certificate  Administrator  and the  Trustee  and the  rights  of the  Certificateholders  under  the
Agreement  from time to time by the  Depositor,  the  Master  Servicer,  the  Servicers,  the  Certificate
Administrator  and the  Trustee  with  the  consent  of the  Holders  of  Certificates  evidencing  in the aggregate  not less than  66-2/3%  of the  Percentage  Interests  of each Class of  Certificates  affected thereby.  Any such  consent by the Holder of this  Certificate  shall be  conclusive  and  binding on such
Holder and upon all future Holders of this  Certificate  and of any  Certificate  issued upon the transfer hereof or in lieu  hereof  whether or not  notation  of such  consent is made upon this  Certificate.  The
Agreement  also permits the amendment  thereof in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer  of  this  Certificate  is  registrable  in the  Certificate  Register  upon  surrender  of  this
Certificate  for  registration  of  transfer  at the offices or  agencies  maintained  by the  Certificate
Administrator for such purposes,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory  to the Certificate  Administrator  duly executed by the Holder hereof or such Holder's attorney  duly  authorized  in  writing,  and  thereupon  one  or  more  new  Certificates  in  authorized denominations  representing  a like  aggregate  Percentage  Interest  will  be  issued  to the  designated transferee.

                  The  Certificates  are issuable only as registered  Certificates  without coupons in the
Classes  and  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing  the same Class and in the same  aggregate  Percentage  Interest,  as  requested  by the Holder surrendering the same.

                  No service charge will be made to the  Certificateholders  for any such  registration of transfer,  but the Certificate  Administrator  may require payment of a sum sufficient to cover any tax or other governmental  charge payable in connection  therewith.  The Depositor,  the Servicers,  the Trustee, the Master  Servicer,  the Certificate  Administrator,  the Certificate  Registrar and any agent of any of them may treat the  Person in whose  name this  Certificate  is  registered  as the owner  hereof  for all purposes,  and none of the Depositor,  the Servicers,  the Trustee,  the Master Servicer,  the Certificate
Administrator, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The  obligations  created by the Agreement and the Trust created thereby (other than the obligations  to make payments to  Certificateholders  with respect to the  termination  of the  Agreement)
shall  terminate  upon the earlier of (i) the final  payment or other  liquidation  (or any  advance  with respect  thereto) of the last Mortgage Loan remaining in the Trust or the  disposition of all REO Property or (ii) the optional  repurchase by the party named in the  Agreement of all the Mortgage  Loans and other assets of the Trust in accordance  with the terms of the Agreement.  Such optional  repurchase may be made only if the Pool Stated  Principal  Balance of the Mortgage  Loans at the time of any such  repurchase  is less than 5% of the  Cut-off  Date Pool  Principal  Balance.  The  exercise  of such right will effect the early  retirement  of the  Certificates.  In no event,  however,  will the Trust  created by the Agreement continue  beyond  the  expiration  of 21 years  after  the  death of  certain  persons  identified  in the
Agreement.

                  Unless  this  Certificate  has been  countersigned  by an  authorized  signatory  of the
Certificate  Administrator  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  IN WITNESS  WHEREOF,  the Certificate  Administrator  has caused this  Certificate to be duly executed.

Dated: March 27, 2007                                         U.S. BANK NATIONAL ASSOCIATION
                                                              not in its  individual  capacity  but solely
                                                              as Certificate Administrator

                                                              By:_________________________________________
                                                                                Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-[4][5][6]  Certificates  referred to in the  within-mentioned
Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION
                                                              not in its  individual  capacity  but solely
                                                              as Certificate Administrator

                                                              By:_________________________________________
                                                                                Authorized Signatory

                                                    ASSIGNMENT

                  FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and transfer(s)  unto
__________________________________  (Please print or typewrite name and address  including postal zip code of assignee) a Percentage  Interest evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration  of such interest to assignee on the  Certificate  Register of the
Trust.

                  I (We) further  direct the  Certificate  Registrar to issue a new  Certificate of a like denomination  and Class,  to the above  named  assignee  and deliver  such  Certificate  to the  following address:

Dated:
                                    Signature by or on behalf of assignor

                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available funds to  _________________________________  for the account of  _________________________  account number
_____________,  or, if mailed by check, to  ______________________________.  Applicable  statements should be mailed to _____________________________________________.

                  This information is provided by    __________________,  the  assignee  named  above,  or
________________________, as its agent.

                                               EXHIBIT D-1

                                  MORTGAGE LOAN SCHEDULE (LOAN GROUP 1)

                                               EXHIBIT D-2

                                  MORTGAGE LOAN SCHEDULE (LOAN GROUP 2)

                                               EXHIBIT D-3

                                  MORTGAGE LOAN SCHEDULE (LOAN GROUP 3)

                                               EXHIBIT D-4

                                  MORTGAGE LOAN SCHEDULE (LOAN GROUP 4)

                                                EXHIBIT E

                                 FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:      U.S. Bank National Association
         1133 Rankin Street, Suite 1000
         St. Paul, MN 55116
         Attn: Document Custody Services / WMLT 2007-A

Re:      Pooling and  Servicing  Agreement,  dated as of March 27,  2007,  among  Wachovia  Mortgage  Loan
         Trust,  LLC, as depositor,  U.S. Bank National  Association,  as master  servicer and certificate administrator,  National City Mortgage Co.,  Fifth Third  Mortgage  Company,  SunTrust  Mortgage,
         Inc. and Wells Fargo Bank,  N.A.,  as  servicers,  and HSBC Bank USA,  National  Association,  as trustee,  issuing Wachovia Mortgage Loan Trust, LLC Mortgage  Pass-Through  Certificates  Series
         2007-A

         In connection with the administration of the Mortgage Loans held by you pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____          1.          Mortgage Paid in Full and proceeds have been deposited into the Servicer
                           Custodial Account

_____          2.          Foreclosure

_____          3.          Substitution

_____          4.          Repurchase

_____          5.          Other (Describe)

         Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and
Servicing Agreement.

                                                     ________________________________
                                                     [Name of Servicer]

                                                     By:_____________________________
                                                           Name:
                                                           Title:

                                                EXHIBIT F

                            FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                                  [Date]

         _______________ hereby certifies that it has established a Servicer Custodial
Account pursuant to Section 3.08(e) of the Pooling and Servicing Agreement, dated March 27, 2007, among
Wachovia Mortgage Loan Trust, LLC, as depositor, U.S. Bank National Association, as master servicer and certificate administrator, National City Mortgage Co., Fifth Third Mortgage Company, SunTrust Mortgage,
Inc. and Wells Fargo Bank, N.A., as servicers, and HSBC Bank USA, National Association, as trustee.

                                            _______________________________
                                            [Name of Servicer]

                                            By: ________________________________
                                                            Name:
                                                            Title:

                                               EXHIBIT G-1

                                     FORM OF TRANSFEROR'S CERTIFICATE

[Date]

U.S. Bank National Association
60 Livingston Ave.
EP-MN-WS2N
St. Paul, MN 55107
Attn: Transfer Unit / WMLT 2007-A

      Re:   Wachovia Mortgage Loan Trust, LLC Mortgage Pass-Through Certificates, Series 2007-A,
            Class ______

Ladies and Gentlemen:

         This  letter  is  delivered  to you in  connection  with  the  transfer  by  ______________  (the
"Transferor") to  ______________  (the  "Transferee")  of the captioned  Certificates  (the  "Transferred
Certificates"),  pursuant to Section  6.02 of the Pooling  and  Servicing  Agreement  (the  "Pooling  and
Servicing Agreement"),  dated March 27, 2007, among Wachovia Mortgage Loan Trust, LLC, as depositor,  U.S.
Bank National Association,  as master servicer and certificate administrator,  National City Mortgage Co.,
Fifth Third Mortgage Company,  SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A., as servicers,  and HSBC
Bank USA, National  Association,  as trustee.  All capitalized terms used herein and not otherwise defined shall have the  respective  meanings  set forth in the Pooling and  Servicing  Agreement.  The  Transferor
hereby certifies, represents and warrants to you, as Certificate Administrator, that:

            1.    The Transferor is the lawful owner of the Transferred  Certificates  with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2.    Neither the  Transferor  nor anyone  acting on its behalf has (a) offered,  transferred, pledged,  sold or  otherwise  disposed of any  Transferred  Certificate,  any  interest  in a  Transferred
Certificate or any other similar  security to any person in any manner,  (b) solicited any offer to buy or accept a  transfer,  pledge  or other  disposition  of any  Transferred  Certificate,  any  interest  in a
Transferred  Certificate  or any other  similar  security  from any person in any  manner,  (c)  otherwise approached  or  negotiated  with respect to any  Transferred  Certificate,  any interest in a  Transferred
Certificate  or any  other  similar  security  with  any  person  in any  manner,  (d)  made  any  general solicitation  with respect to any Transferred  Certificate,  any interest in a Transferred  Certificate or any other  similar  security  by means of general  advertising  or in any other  manner,  or (e) taken any other action with respect to any  Transferred  Certificate,  any interest in a Transferred  Certificate or any other  similar  security,  which (in the case of any of the acts  described in clauses (a) through (e)
hereof) would  constitute a  distribution  of the  Transferred  Certificates  under the  Securities Act of
1933,  as amended (the "1933  Act"),  would  render the  disposition  of the  Transferred  Certificates  a violation of Section 5 of the 1933 Act or any state  securities  laws,  or would require  registration  or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                                     Very truly yours,

                                                     ________________________________________
                                                     (Transferor)

                                                     By:_____________________________________
                                                           Name:
                                                           Title:

                                               EXHIBIT G-2A

                                    FORM 1 OF TRANSFEREE'S CERTIFICATE

                                          ______________,200___

U.S. Bank National Association,
  as Certificate Administrator
60 Livingston Ave.
EP-MN-WS2N
St. Paul, MN 55107
Attn: Transfer Unit / WMLT 2007-A

                  Re:      Wachovia Mortgage Loan Trust, LLC Series 2007-A
                           Mortgage Pass-Through Certificates, Series 2007-A, Class _____

Ladies and Gentlemen:

         ______________  (the  "Purchaser")   intends  to  purchase  from  ______________  (the  "Seller")
$_________ initial Class Balance of Mortgage  Pass-Through  Certificates,  Series 2007-A, Class _____ (the
"Certificates"),  issued  pursuant to the Pooling and  Servicing  Agreement  (the  "Pooling and Servicing
Agreement"),  dated as of March 27, 2007 among  Wachovia  Mortgage  Loan Trust,  LLC,  as  Depositor  (the
"Depositor"),  U.S. Bank National Association, as master servicer and certificate administrator,  National
City Mortgage Co., Fifth Third Mortgage Company,  SunTrust  Mortgage,  Inc. and Wells Fargo Bank, N.A., as
servicers (each, a "Servicer") and HSBC Bank USA, National  Association,  as trustee (the "Trustee").  All terms  used  herein and not  otherwise  defined  shall  have the  meanings  set forth in the  Pooling  and
Servicing  Agreement.  The Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the Seller and the Certificate Administrator that:

                  1.       The Purchaser  understands that (a) the Certificates have not been and will not be  registered  or  qualified  under the  Securities  Act of 1933,  as amended (the "Act") or any
         state   securities  law,  (b)  the  Seller  is  not  required  to  so  register  or  qualify  the
         Certificates,  (c) the  Certificates  may be resold only if registered and qualified  pursuant to the  provisions  of  the  Act  or  any  state  securities  law,  or if  an  exemption  from  such registration and  qualification is available,  (d) the Pooling and Servicing  Agreement  contains restrictions  regarding the transfer of the  Certificates  and (e) the  Certificates  will bear a legend to the foregoing effect.

                  2.       The Purchaser is acquiring the  Certificates for its own account for investment only and not with a view to or for  sale in  connection  with  any  distribution  thereof  in any manner that would violate the Act or any applicable state securities laws.

                  3.       The  Purchaser  is  (a) a  substantial,  sophisticated  institutional  investor having such knowledge and experience in financial and business  matters,  and, in particular,  in such  matters  related  to  securities  similar to the  Certificates,  such that it is capable of evaluating  the  merits  and  risks  of  investment  in the  Certificates,  (b)  able to bear the economic  risks of such an  investment  and (c) an  "accredited  investor"  within the meaning of
         Rule 501 (a) promulgated pursuant to the Act.

                  4.       The Purchaser has been  furnished  with,  and has had an  opportunity to review
         (a) a copy of the Pooling and Servicing  Agreement and (b) such other information  concerning the
         Certificates,  the Mortgage  Loans and the Seller as has been requested by the Purchaser from the
         Seller or the Seller and is relevant to the  Purchaser's  decision to purchase the  Certificates.
         The  Purchaser  has had any  questions  arising  from such  review  answered by the Seller or the
         Seller to the satisfaction of the Purchaser.

                  5.       The  Purchaser  has not and will not nor has it authorized or will it authorize any person to (a) offer,  pledge,  sell,  dispose of or otherwise  transfer any Certificate,  any interest in any  Certificate  or any other  similar  security  to any person in any  manner,  (b)
         solicit  any  offer  to  buy  or to  accept  a  pledge,  disposition  of  other  transfer  of any
         Certificate,  any interest in any  Certificate  or any other similar  security from any person in any manner,  (c) otherwise  approach or negotiate with respect to any  Certificate,  any interest in any  Certificate  or any other similar  security  with any person in any manner,  (d) make any general  solicitation  by means of  general  advertising  or in any other  manner or (e) take any other action,  that (as to any of (a) through (e) above) would  constitute a distribution  of any
         Certificate  under the Act, that would render the  disposition of any  Certificate a violation of
         Section  5 of the  Act or any  state  securities  law,  or that  would  require  registration  or qualification  pursuant  thereto.  The Purchaser  will not sell or otherwise  transfer any of the
         Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                  6.       The Purchaser is (i) not acquiring the Certificate  directly or indirectly for, on behalf of, or with "plan assets" of an employee benefit plan or other  retirement  arrangement which is subject to Title I of the Employee  Retirement  Income Security Act of 1974, as amended, or Section  4975 of the  Internal  Revenue  Code of 1986,  as amended,  or (ii) has  provided the opinion of counsel specified in Section 5.07(a) of the Pooling and Servicing Agreement.

         In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the Depositor,  the Certificate  Administrator,  the Servicers and the Trustee that the Purchaser will not transfer such  Certificates  to any Plan or person unless such Plan or person meets the  requirements  set forth in either 6(a) or (b) above.

                                                            Very truly yours,

                                                            [PURCHASER]

                                                            By:____________________________________
                                                                  Name:
                                                                  Title:

                                               EXHIBIT G-2B

                                    FORM 2 OF TRANSFEREE'S CERTIFICATE

                         Description of Rule 144A Securities, including numbers:

                         _______________________________________________________

                         _______________________________________________________

                         _______________________________________________________

                         _______________________________________________________

Ladies and Gentlemen:

         The undersigned  buyer,  ______________  (the "Buyer"),  intends to purchase from the undersigned seller,  ______________  (the  "Seller"),  $_________  initial Class  Balance of the Rule 144A  Securities described above and issued  pursuant to the Pooling and Servicing  Agreement (the  "Agreement"),  dated as of March 27, 2007 among  Wachovia  Mortgage Loan Trust,  LLC, as depositor  (the  "Depositor"),  U.S. Bank
National Association, as master servicer and certificate administrator,  National City Mortgage Co., Fifth
Third  Mortgage  Company,  SunTrust  Mortgage,  Inc. and Wells Fargo Bank,  N.A.,  as servicers  (each,  a
"Servicer") and HSBC Bank USA,  National  Association,  as trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

                  1.       In  connection  with  such  transfer  and in  accordance  with  the  agreements pursuant  to which  the Rule 144A  Securities  were  issued,  the  Seller  hereby  certifies  the following  facts:  Neither the Seller nor anyone  acting on its behalf has offered,  transferred, pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A
         Securities  or any  other  similar  security  to,  or  solicited  any  offer  to buy or  accept a transfer,  pledge or other  disposition  of the Rule 144A  Securities,  any  interest in the Rule
         144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect  to the Rule 144A  Securities,  any  interest  in the Rule 144A  Securities  or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution  of the Rule 144A  Securities  under the  Securities  Act of 1933,  as amended  (the
         "1933 Act"),  or that would  render the  disposition  of the Rule 144A  Securities a violation of
         Section 5 of the 1933 Act or require  registration  pursuant thereto, and that the Seller has not offered  the Rule 144A  Securities  to any  person  other  than the Buyer or  another  "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2.       The Buyer warrants and represents  to, and covenants  with, the Depositor,  the
         Trustee and the Certificate Administrator as follows:

                           (a)      The  Buyer  understands  that the Rule 144A  Securities  have not been registered under the 1933 Act or the securities laws of any state.

                           (b)      The Buyer considers itself a substantial,  sophisticated institutional investor  having such  knowledge  and  experience  in financial  and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           (c)      The Buyer has been furnished with all  information  regarding the Rule
         144A  Securities  that it has  requested  from the  Depositor,  the  Trustee  or the  Certificate
         Administrator.

                           (d)      Neither  the  Buyer  nor  anyone  acting on its  behalf  has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A  Securities  or any other  similar  security to, or  solicited  any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest in the
         Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution  of  the  Rule  144A  Securities  under  the  1933  Act or  that  would  render  the disposition  of the Rule 144A  Securities  a  violation  of  Section 5 of the 1933 Act or require registration  pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           (e)      The  Buyer  is a  "qualified  institutional  buyer"  as  that  term is defined  in Rule 144A  under the 1933 Act and has  completed  the form of  certification  to that effect  attached  hereto  as  Annex 1. The  Buyer is aware  that the sale to it is being  made in reliance on Rule 144A.  The Buyer is acquiring  the Rule 144A  Securities  for its own account or
         the  accounts  of  other  qualified  institutional  buyers,   understands  that  such  Rule  144A
         Securities may be resold,  pledged or transferred only (i) to a person reasonably  believed to be a  qualified  institutional  buyer that  purchases  for its own  account or for the  account of a qualified  institutional  buyer to whom  notice is given that the  resale,  pledge or transfer is being made in reliance on Rule 144A,  or (ii)  pursuant to another  exemption  from  registration under the 1933 Act.

                  3.       The Buyer is (i) not acquiring the  Certificate  directly or indirectly for, on behalf of, or with "plan  assets" of an employee  benefit  plan or other  retirement  arrangement which is subject to Title I of the Employee  Retirement  Income Security Act of 1974, as amended, or Section  4975 of the  Internal  Revenue  Code of 1986,  as amended,  or (ii) has  provided the opinion of counsel specified in Section 5.07(a) of the Agreement.

                  4.       This document may be executed in one or more  counterparts and by the different parties hereto on separate counterparts,  each of which, when so executed,  shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

_____________________________________                        _______________________________________
Print Name of Seller                                         Print Name of Buyer

By:__________________________________                        By:____________________________________
    Name:                                                        Name:
    Title:                                                       Title:

Taxpayer Identification:                                     Taxpayer Identification:
No.__________________________________                        No:____________________________________
Date:________________________________                        Date:__________________________________

                                                                                                   ANNEX 1

                         QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                         [For Buyers Other Than Registered Investment Companies]

                  The undersigned hereby certifies as follows in connection with the Rule 144A
Investment Representation to which this Certification is attached:

                  1.       As indicated below, the undersigned is the President,  Chief Financial Officer,
Senior Vice President or other executive officer of the Buyer.

                  2.       In  connection  with  purchases  by  the  Buyer,  the  Buyer  is  a  "qualified institutional  buyer" as that term is defined in Rule 144A under the  Securities Act of 1933 ("Rule 144A")
because     (i)    the     Buyer     owned     and/or     invested     on    a     discretionary     basis
$ ____________________________________________ in securities (except for the excluded  securities referred to  below) as of the end of the  Buyer's  most  recent  fiscal  year  (such  amount  being  calculated  in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         __       Corporation,  etc.  The Buyer is a  corporation  (other  than a bank,  savings  and loan
                  association  or  similar   institution),   Massachusetts   or  similar  business  trust,
                  partnership,  or charitable  organization described in Section 501(c)(3) of the Internal
                  Revenue Code.

         __       Bank.  The Buyer (a) is a  national  bank or  banking  institution  organized  under the laws of any State,  territory  or the  District of  Columbia,  the  business of which is substantially  confined  to  banking  and is  supervised  by the  State  or  territorial banking  commission or similar official or is a foreign bank or equivalent  institution, and (b) has an audited net worth of at least  $25,000,000 as  demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         __       Savings and Loan.  The Buyer (a) is a savings and loan  association,  building  and loan association,  cooperative bank, homestead  association or similar institution,  which is supervised  and examined by a State or Federal  authority  having  supervision  over any
                  such   institutions  or  is  a  foreign  savings  and  loan  association  or  equivalent institution  and (b) has an audited net worth of at least  $25,000,000  as  demonstrated in its latest annual financial statements.

         __       Broker-Dealer.  The  Buyer  is a  dealer  registered  pursuant  to  Section  15  of  the
                  Securities Exchange Act of 1934.

         __       Insurance  Company.  The Buyer is an insurance  company  whose  primary and  predominant business  activity is the writing of insurance or the  reinsuring of risks  underwritten
                  by  insurance   companies  and  which  is  subject  to   supervision  by  the  insurance
                  commissioner  or a similar  official or agency of a State or  territory  or the District of Columbia.

         __       State or Local Plan.  The Buyer is a plan  established  and  maintained by a State,  its political  subdivisions,  or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         __       ERISA  Plan.  The Buyer is an  employee  benefit  plan  within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         __       Investment   Adviser.   The  Buyer  is  an  investment   adviser  registered  under  the
                  Investment Advisers Act of 1940.

         __       SBIC.  The Buyer is a Small  Business  Investment  Company  licensed  by the U.S.  Small
                  Business  Administration  under Section 301(c) or (d) of the Small  Business  Investment
                  Act of 1958.

         __       Business  Development  Company.  The Buyer is a business  development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         __       Trust  Fund.  The Buyer is a trust fund whose  trustee  is a bank or trust  company  and whose  participants  are  exclusively  (a) plans  established and maintained by a State, its  political  subdivisions,  or any  agency  or  instrumentality  of the  State or its political  subdivisions,  for the  benefit of its  employees,  or (b)  employee  benefit plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of
                  1974,  but is not a trust  fund that  includes  as  participants  individual  retirement accounts or H.R. 10 plans.

                  3.       The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers that are affiliated with the Buyer,  (ii)  securities  that are part of an unsold  allotment to or subscription  by the  Buyer,  if the Buyer is a dealer,  (iii)  bank  deposit  notes and  certificates  of deposit,  (iv) loan  participations,  (v) repurchase  agreements,  (vi) securities  owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                  4.       For purposes of  determining  the aggregate  amount of securities  owned and/or invested on a  discretionary  basis by the Buyer,  the Buyer used the cost of such securities to the Buyer and  did  not  include  any  of the  securities  referred  to in  the  preceding  paragraph.  Further,  in determining  such aggregate  amount,  the Buyer may have included  securities owned by subsidiaries of the
Buyer,  but only if such  subsidiaries  are  consolidated  with  the  Buyer  in its  financial  statements prepared in accordance  with  generally  accepted  accounting  principles  and if the  investments of such subsidiaries are managed under the Buyer's  direction.  However,  such securities were not included if the
Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

                  5.       The Buyer  acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties  related to the  Certificates  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

_______          _______        Will the Buyer be purchasing the Rule 144A
Yes              No             Securities only for the Buyer's own account?

                  6.       If the answer to the  foregoing  question is "no",  the Buyer agrees  that,  in connection with any purchase of securities  sold to the Buyer for the account of a third party  (including any separate  account) in reliance on Rule 144A,  the Buyer will only  purchase for the account of a third party  that at the  time is a  "qualified  institutional  buyer"  within  the  meaning  of Rule  144A.  In addition,  the Buyer  agrees that the Buyer will not  purchase  securities  for a third  party  unless the
Buyer has  obtained a current  representation  letter  from such third  party or taken  other  appropriate steps  contemplated by Rule 144A to conclude that such third party  independently  meets the definition of
"qualified institutional buyer" set forth in Rule 144A.

                  7.       The Buyer will notify each of the parties to which this  certification  is made of any  changes in the  information  and  conclusions  herein.  Until such  notice is given,  the  Buyer's purchase of Rule 144A Securities will constitute a reaffirmation  of this  certification as of the date of such purchase.

                                                     _____________________________________
                                                     Print Name of Buyer

                                                     By:__________________________________
                                                            Name:
                                                            Title:

                                                     Date:________________________________

                                                EXHIBIT H

                            FORM OF TRANSFEREE REPRESENTATION LETTER FOR ERISA
                                         RESTRICTED CERTIFICATES

U.S. Bank National Association
60 Livingston Ave.
EP-MN-WS2N
St. Paul, MN 55107
Attn: Transfer Unit / WMLT 2007-A

      Re:   Wachovia Mortgage Loan Trust, LLC Mortgage Pass-Through Certificates, Series 2007-A,
            Class _____

Ladies and Gentlemen:

      This  letter  is  delivered  to  you  in  connection  with  the  transfer  by  _______________  (the
"Transferor") to _________________________ (the "Transferee") of the captioned
Certificates  (the  "Transferred  Certificates"),  pursuant to Section  6.02 of the Pooling and  Servicing
Agreement (the "Pooling and Servicing  Agreement"),  dated March 27, 2007,  among  Wachovia  Mortgage Loan
Trust,  LLC,  as  depositor,   U.S.  Bank  National  Association,   as  master  servicer  and  certificate
administrator,  National City Mortgage Co.,  Fifth Third Mortgage  Company,  SunTrust  Mortgage,  Inc. and
Wells  Fargo  Bank,  N.A.,  as  servicers,  and HSBC Bank  USA,  National  Association,  as  trustee.  All capitalized  terms used herein and not otherwise  defined shall have the respective  meanings set forth in the Pooling and Servicing Agreement.

      The Transferee  hereby  certifies,  represents  and warrants to you, as  Certificate  Administrator, that it is not,  and is not acting on behalf of, an employee  benefit  plan or  arrangement,  including an individual  retirement  account,  subject to Title I of the  Employee  Retirement  Income  Security Act of
1974, as amended  ("ERISA"),  the Internal Revenue Code of 1986, as amended (the "Code"),  or any federal, state or local law which is similar to Section 406 of ERISA or the Code ("Similar Law")  (collectively,  a
"Plan"),  and it is not using  the  assets of any such Plan to  effect  the  purchase  of the  Transferred
Certificates.

     Capitalized  terms used in and not otherwise  defined herein shall have the meaning  assigned to them in the Pooling and Servicing Agreement.

                                                     Very truly yours,

                                                     _________________________________________
                                                     (Transferee)

                                                     By:______________________________________
                                                     Name:____________________________________
                                                     Title:_____________________________________
                                                     Date:_____________________________________

                                               EXHIBIT I-1

                      FORM OF AFFIDAVIT REGARDING TRANSFER OF RESIDUAL CERTIFICATES

STATE OF __________________         )
                                    )        ss.:
COUNTY OF _________________         )

                  ______________________________, being first duly sworn, deposes and says:

                  1.       That     (s)he     is     a(n)      ___________________________________      of
______________________________________  (record or beneficial  owner (the  "Owner") of a ____%  Percentage
Interest of the Wachovia  Mortgage Loan Trust,  LLC Mortgage  Pass-Through  Certificates,  Series  2007-A,
Class 1-A-R Certificates (the "Class 1-A-R Certificates")),  a  __________________________  duly organized and  existing  under  the laws of  _____________________________  on  behalf  of which  (s)he  makes  this affidavit and agreement.

                  2.       That the Owner (i) is not and will not be a "disqualified  organization"  or an electing  large  partnership  as of  [Closing  Date][date  of  purchase]  within the  meaning of  Sections
860E(e)(5)  and 775,  respectively,  of the Internal  Revenue Code of 1986,  as amended (the "Code") or an electing large  partnership  under Section  775(a) of the Code,  (ii) will endeavor to remain other than a disqualified  organization  for  so  long  as it  retains  its  ownership  interest  in  the  Class  1-A-R
Certificates,  and (iii) is acquiring the Class 1-A-R  Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in  substantially  the same form as this affidavit and agreement.  (For this purpose,  a "disqualified  organization"  means an electing large partnership  under  Section  775 of the  Code,  the  United  States,  any state or  political  subdivision thereof,  any agency or instrumentality of any of the foregoing (other than an instrumentality  all of the activities  of which are subject to tax and,  except for the Federal  Home Loan  Mortgage  Corporation,  a majority of whose board of  directors  is not  selected  by any such  governmental  entity) or any foreign government,  international  organization or any agency or  instrumentality  of such foreign  government or organization,  any rural  electric or  telephone  cooperative,  or any  organization  (other than  certain farmers'  cooperatives)  that is generally  exempt from  federal  income tax unless such  organization  is subject to the tax on unrelated business taxable income).

                  3.       That the Owner is aware (i) of the tax that would be imposed  on  transfers  of
Class 1-A-R  Certificates to disqualified  organizations  or electing large  partnerships  under the Code, that applies to all transfers of Class 1-A-R  Certificates  after March 31, 1988; (ii) that such tax would be on the  transferor  (or,  with  respect to  transfers  to  electing  large  partnerships,  on each such partnership),  or, if such  transfer  is  through an agent  (which  person  includes a broker,  nominee or middleman) for a disqualified  organization,  on the agent; (iii) that the person (other than with respect to transfers to electing large  partnerships)  otherwise liable for the tax shall be relieved of liability for the tax if the  transferee  furnishes  to such  person  an  affidavit  that  the  transferee  is not a disqualified  organization  and, at the time of transfer,  such person does not have actual knowledge that the  affidavit  is  false;  and (iv)  that the  Class  1-A-R  Certificates  may be  "noneconomic  residual interests"  within the  meaning of  Treasury  regulations  promulgated  pursuant  to the Code and that the transferor  of a  noneconomic  residual  interest will remain liable for any taxes due with respect to the income on such  residual  interest,  unless no  significant  purpose  of the  transfer  was to impede  the assessment or collection of tax.

                  4.       That the Owner is aware of the tax imposed on a  "pass-through  entity" holding
Class  1-A-R  Certificates  if either the  pass-through  entity is an  electing  large  partnership  under
Section  775 of the  Code  or if at any  time  during  the  taxable  year  of the  pass-through  entity  a disqualified  organization  is the record  holder of an  interest in such  entity.  (For this  purpose,  a
"pass through entity" includes a regulated  investment  company,  a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  5.       The Owner is either (i) a citizen or  resident  of the  United  States,  (ii) a corporation,  partnership  or other entity  treated as a  corporation  or a partnership  for U.S.  federal income  tax  purposes  and  created or  organized  in or under the laws of the  United  States,  any state thereof or the  District of  Columbia  (other than a  partnership  that is not treated as a United  States person  under  any  applicable  Treasury  regulations),  (iii) an  estate  that is  described  in  Section
7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

                  6.       The Owner  hereby  agrees  that it will not cause  income  from the Class 1-A-R
Certificates  to be attributable to a foreign  permanent  establishment  or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

                  7.       That the Owner is aware that the Trustee  will not register the transfer of any
Class 1-A-R Certificates  unless the transferee,  or the transferee's  agent,  delivers to it an affidavit and agreement,  among other things,  in substantially  the same form as this affidavit and agreement.  The
Owner  expressly  agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  8.       That the  Owner  has  reviewed  the  restrictions  set forth on the face of the
Class 1-A-R  Certificates  and the  provisions of Section  6.02(f) of the Pooling and Servicing  Agreement
under which the Class 1-A-R  Certificates  were issued.  The Owner expressly  agrees to be bound by and to comply with such restrictions and provisions.

                  9.       That the Owner consents to any additional  restrictions  or  arrangements  that shall be deemed  necessary  upon advice of counsel to constitute a reasonable  arrangement  to ensure that the Class  1-A-R  Certificates  will only be owned,  directly  or  indirectly,  by an Owner  that is not a disqualified organization.

                  10.      The Owner's Taxpayer Identification Number is ________________________________.

                  11.      This affidavit and agreement relates only to the Class 1-A-R  Certificates held by the Owner and not to any other  holder of the Class  1-A-R  Certificates.  The Owner  understands  that the liabilities described herein relate only to the Class 1-A-R Certificates.

                  12.      That no  purpose  of the Owner  relating  to the  transfer  of any of the Class
1-A-R  Certificates  by the Owner is or will be to impede the  assessment  or  collection  of any tax;  in making this  representation,  the Owner  warrants that the Owner is familiar with (i) Treasury  Regulation
Section  1.860E-1  (c) and  recent  amendments  thereto,  effective  as of August 19,  2002,  and (ii) the preamble  describing  the  adoption of the  amendments  to such  regulation,  which is attached  hereto as
Exhibit 1.

                  13.      That the Owner has no present  knowledge or expectation  that it will be unable to pay any  United  States  taxes owed by it so long as any of the  Certificates  remain  outstanding.  In this regard,  the Owner hereby  represents  to and for the benefit of the person from whom it acquired the
Class 1-A-R  Certificates  that the Owner  intends to pay taxes  associated  with holding such Class 1-A-R
Certificates  as they become due, fully  understanding  that it may incur tax liabilities in excess of any cash flows generated by the Class 1-A-R Certificates.

                  14.      That the Owner has no present  knowledge  or  expectation  that it will  become insolvent  or  subject  to a  bankruptcy  proceeding  for so long as any of the Class  1-A-R  Certificates remain outstanding.

                  15.      The  Purchaser  is not an employee  benefit  plan or other plan  subject to the prohibited  transaction  provisions  of the Employee  Retirement  Income  Security Act of 1974, as amended
("ERISA"),  or  Section  4975 of the  Internal  Revenue  Code of 1986,  as  amended  (the  "Code"),  or an investment  manager,  named fiduciary or a trustee of any such plan, or any other Person acting,  directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                  Capitalized  terms used but not defined herein shall have the meanings  assigned to them in the Pooling and Servicing Agreement dated as of March 27, 2007.

                  IN WITNESS  WHEREOF,  the Owner has caused this instrument to be executed on its behalf, pursuant to the  authority of its Board of  Directors,  by its  _____________________,  and its  corporate seal to be hereunto attached, attested by its ______________________, this _____ of _____, 20__.

                                                     [NAME OF INVESTOR]

                                                     By:_______________________________
                                                          Name:
                                                          Title:

[Corporate Seal]

ATTEST:

_____________________________________

                  Personally  appeared  before  me the  above-named  _________________________,  known  or
proved  to  me  to  be  the  same  person  who  executed  the   foregoing   instrument   and  to  be  a(n)
_________________________  of the Owner,  and  acknowledged  to me that (s)he executed the same as his/her free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this _____ day of _____, 20__.

                                                              _____________________________________________
                                                                              NOTARY PUBLIC

                                               EXHIBIT I-2

                                 FORM OF TRANSFEROR CERTIFICATE REGARDING
                                     TRANSFER OF RESIDUAL CERTIFICATE

                                            [DATE]

U.S. Bank National Association
     as Certificate Administrator
60 Livingston Ave.
EP-MN-WS2N
St. Paul, MN 55107
Attn: Transfer Unit / WMLT 2007-A

                  Re:      Wachovia Mortgage Loan Trust, LLC Mortgage Asset-Backed Pass-Through
                           Certificates, Series 2007-A, Class 1-A-R Certificate

Ladies and Gentlemen:

         This    letter    is    delivered    to   you   in    connection    with    the    transfer    by
______________________________ (the "Seller") to  ________________________________  (the "Purchaser") of a
____%  Percentage  Interest in the Wachovia  Mortgage Loan Trust, LLC Mortgage  Asset-Backed  Pass-Through
Certificates,  Series 2007-A, Class 1-A-R Certificates (the  "Certificates"),  pursuant to the Pooling and
Servicing Agreement,  dated as of March 27, 2007 (the "Pooling and Servicing  Agreement"),  among Wachovia
Mortgage Loan Trust,  LLC, as depositor  (the  "Depositor"),  U.S. Bank  National  Association,  as master servicer and certificate  administrator (in its capacity as certificate  administrator,  the "Certificate
Administrator"),  National City Mortgage Co., Fifth Third Mortgage Company,  SunTrust  Mortgage,  Inc. and
Wells  Fargo  Bank,  N.A.,  as  servicers,  and HSBC Bank  USA,  National  Association,  as  trustee  (the
"Trustee").  All terms used herein and not  otherwise  defined  shall have the  meanings  set forth in the
Pooling and Servicing  Agreement.  The Seller hereby certifies,  represents and warrants to, and covenants with, the Trustee that:

                  1.       No purpose of the Seller  relating to the transfer of the  Certificates  by the
Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2.       The Seller  understands  that the Purchaser  has  delivered to the  Certificate
Administrator  a transfer  affidavit  and  agreement  in the form  attached to the  Pooling and  Servicing
Agreement as Exhibit I-1. The Seller does not know or believe that any  representation  contained  therein is false.

                  3.       The  Seller  has  at  the  time  of  the   transfer   conducted  a   reasonable
investigation  of the  financial  condition  of the  Purchaser  as  contemplated  by Treasury  Regulations
Section  1.860E-1(c)(4)(i)  and, as a result of that  investigation,  the Seller has  determined  that the
Purchaser  has  historically  paid its debts as they become due and has found no  significant  evidence to indicate  that the  Purchaser  will not  continue to pay its debts as they  become due in the future.  The
Seller  understands  that the transfer of a Certificate  may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States  income taxes  associated  therewith)
unless the Seller has conducted such an investigation.

                  4.       The Seller has no actual  knowledge that the proposed  Transferee is not both a
United States Person and a Permitted Transferee.

                                                     Very truly yours,

                                                     [NAME OF SELLER]

                                                     By:___________________________________________
                                                          Name:
                                                          Title:

                                                EXHIBIT J

                                                [Reserved]

                                                EXHIBIT K

                                                [Reserved]

                                                EXHIBIT L

                                                [Reserved]

                                                EXHIBIT M

                                       FORM OF LOST NOTE AFFIDAVIT

                                                                                Loan Number ____________

STATE OF ____________________

COUNTY OF __________________

________________________________________,  of the lawful age, who  declared  that he/she is an employee of
________________________________,  organized and existing  under the laws of the United States of America, being by me first duly sworn  according  to law,  deposes  and says to the best of his/her  knowledge  and belief  that the Note  herein  below  described  was lost  and has not  been  paid,  satisfied,  assigned, pledged, transferred or hypothecated in any way;

THAT the unpaid balance is still due and owing on that certain Note dated _________________________, which
Note was executed by

                                                              ,

in the original principal sum of $_______________________________________.

EXECUTED this ___ day of ______________________,_______.

                                            _____________________________________

                                            By: __________________________________
                                                  Name:
                                                  Title:

Subscribed and sworn before me this ____ day of _____________________, 20____.

Notary Public in and for the
State of _____________________

                                                EXHIBIT N

                                       FORM OF CUSTODIAL AGREEMENT

                  THIS CUSTODIAL AGREEMENT (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE
"AGREEMENT"), DATED AS OF MARCH 27, 2007, IS BY AND AMONG HSBC BANK USA, NATIONAL ASSOCIATION, AS TRUSTEE
(INCLUDING SUCCESSORS, THE "TRUSTEE"), WACHOVIA MORTGAGE LOAN TRUST, LLC (TOGETHER WITH ANY SUCCESSOR IN
INTEREST, THE "DEPOSITOR"), NATIONAL CITY MORTGAGE CO., FIFTH THIRD MORTGAGE COMPANY, SUNTRUST MORTGAGE,
INC. AND WELLS FARGO BANK, N.A., AS SERVICERS (TOGETHER WITH ANY SUCCESSOR IN INTEREST OR SUCCESSOR
UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW, EACH AS A "SERVICER") AND U.S. BANK
NATIONAL ASSOCIATION, AS MASTER SERVICER, CERTIFICATE ADMINISTRATOR AND CUSTODIAN (TOGETHER WITH ANY
SUCCESSOR IN INTEREST OR ANY SUCCESSOR APPOINTED HEREUNDER, THE "CUSTODIAN").

                                             WITNESSETH THAT:

                  WHEREAS, the Depositor, U.S. Bank National Association, as master servicer and certificate administrator, the Servicers and the Trustee have entered  into a Pooling and Servicing
Agreement, dated as of March 27, 2007, relating to the issuance of WMLT Mortgage Pass-Through
Certificates, Series 2007-A (the "Pooling and Servicing Agreement"); and

                  WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor or the
Servicers under the Pooling and Servicing Agreement  upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Servicers and the Custodian hereby agree as follows:

                                                ARTICLE I.
                                               DEFINITIONS

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                               ARTICLE II.
                                APPOINTMENT; CUSTODY OF MORTGAGE DOCUMENTS

                  Section 2.1.      Appointment of Custodian.

                  U.S. Bank National Association is hereby appointed as Custodian pursuant to this
Agreement and the Pooling and Servicing Agreement. U.S. Bank National Association hereby accepts such appointment, and agrees to perform the duties of the Custodian hereunder and thereunder and to comply with the terms and provisions hereof and thereof with respect thereto.

                  Section 2.2.      Acceptance of Mortgage Files. The Custodian  acknowledges  (subject to any exceptions noted in the Initial  Certification  referred to in Section 2.4(1)) receipt of the Mortgage
Files  relating to the Mortgage  Loans  identified on the schedule  attached  hereto (the  "Mortgage  Loan
Schedule")  and declares that it holds and will hold such Mortgage  Files as agent of, and for the benefit of, the Trustee.

                  Section 2.3.      Recordation  of  Assignments.  If any  Mortgage  File  includes one or more  assignments of Mortgage to the Trustee in a state in which  recordation is specifically  required by the Rating  Agencies to obtain the initial  ratings for the  Certificates  pursuant to the  provisions  of
Section 2.01(b) of the Pooling and Servicing  Agreement,  each such  assignment  shall be delivered by the
Custodian  to the  Depositor  for the purpose of recording it in the  appropriate  public  office for real property records, and the Depositor,  at no expense to the Custodian,  shall promptly cause to be recorded in the  appropriate  public  office for real property  records each such  assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

                  Section 2.4.      Review of Mortgage Files.

                  (1)      On or prior  to the  Closing  Date,  in  accordance  with  Section  2.02 of the
Pooling and Servicing  Agreement,  the Custodian shall deliver to the Depositor and the Trustee an Initial
Certification  in the  form of  Exhibit  O to the  Pooling  and  Servicing  Agreement  evidencing  receipt
(subject  to any  exceptions  noted  therein)  of a Mortgage  File for each  Mortgage  Loan  listed on the
Mortgage Loan Schedule.

                  (2)      Within 90 days of the Closing Date, the Custodian  shall review,  in accordance with the  provisions  of Section 2.02 of the Pooling and  Servicing  Agreement,  and shall  deliver to the
Depositor  and the  Trustee a Final  Certification  in the form  annexed as Exhibit P to the  Pooling  and
Servicing  Agreement.  If, in the course of such review,  the  Custodian  finds any document  described in
Section  2.01(b)(i),  (ii), (iii), (v) or (ix)(A),  (B), (C), (D), (F) or (G) of the Pooling and Servicing
Agreement which does not meet the  requirements of Section 2.01 of the Pooling and Servicing  Agreement or
is omitted from such Mortgage  File, the Custodian  shall promptly so notify the related  Servicer and the
Depositor.  In  performing  any  such  review,  the  Custodian  may  conclusively  rely  on the  purported genuineness  of any such  document  and any  signature  thereon.  It is  understood  that the scope of the
Custodian's  review of the Mortgage  Files is limited  solely to confirming  that the documents  listed in
Section  2.01(b)(i),  (ii),  (iii),  (v) and  (ix)(A),  (B),  (C),  (D),  (F) and (G) of the  Pooling  and
Servicing  Agreement  have been received and further  confirming  that any and all documents  contained in the  Mortgage  File appear on their face to have been  executed and relate to the related  Mortgage  Loan.
The  Custodian  shall not have any  responsibility  for  determining  whether  any  document  is valid and binding,  whether the text of any assignment or endorsement is in proper or recordable  form,  whether any document  has been  recorded in  accordance  with the  requirements  of any  applicable  jurisdiction,  or whether a blanket assignment is permitted in any applicable jurisdiction.

                  (3)      The  Custodian  shall retain  possession  and custody of each  Mortgage File in accordance with and subject to the terms and conditions set forth in the Pooling and Servicing Agreement.

                  (4)      The Custodian  shall be under no duty or obligation  (i) to inspect,  review or examine any  documents,  instruments,  certificates  or other papers to  determine  that they are genuine, enforceable,  or appropriate for the represented  purpose or that they are other than what they purport to be on their face or (ii) to  determine  whether  any  Mortgage  File should  include any of the  documents specified  in Sections  2.01(b)(iv),  (vi),  (vii) and (viii) and  (ix)(E) of the  Pooling  and  Servicing
Agreement.

                  Section 2.5.      Notification  of  Breaches of  Representations  and  Warranties.  Upon
discovery by the Custodian of a breach of any  representation  or warranty as set forth in Section 2.04 of the Pooling and Servicing  Agreement  with respect to a Mortgage  Loan,  the  Custodian  shall give prompt written notice to the Depositor, the Servicers and the Trustee.

                  Section 2.6.      Custodian to  Cooperate;  Release of Mortgage  Files.  Upon receipt by the  Custodian of a Request for Release,  in  accordance  with  Section 3.15  of the Pooling and Servicing
Agreement,  the Custodian shall within seven Business Days release the related  Mortgage File to or at the direction of the  requesting  Servicer.  Such  Servicer  shall cause the  Mortgage  File so released to be returned to the  Custodian  when the need therefor by the Servicer no longer  exists,  unless the Mortgage
Loan is liquidated and the proceeds thereof are deposited in the related Servicer  Custodial  Account,  in which case such  Servicer  shall  deliver to the  Custodian a Request for  Release,  signed by a Servicing
Officer.

                                               ARTICLE III.
                                         CONCERNING THE CUSTODIAN

                  Section 3.1.      Custodian  as Bailee and Agent of the  Trustee.  With  respect to each
Mortgage Note,  Mortgage and other  documents  constituting  each Mortgage File which are delivered to the
Custodian,  the  Custodian is  exclusively  the bailee and agent of the Trustee,  is holding such Mortgage
File for the sole benefit of the Trustee,  and has no  instructions  to hold any Mortgage Note,  Mortgage, or Mortgage  File for the benefit of any person  other than the  Trustee and the  Certificateholders.  The
Custodian  undertakes  to perform such duties and only such duties as are  specifically  set forth in this
Agreement  and the  Pooling and  Servicing  Agreement.  Except  upon  compliance  with the  provisions  of
Section 2.6 of this  Agreement,  no Mortgage  Note,  Mortgage or Mortgage  File shall be  delivered by the
Custodian to the Depositor, the Servicers or otherwise released from the possession of the Custodian.

                  Section 3.2.      Custodian May Own  Certificates.  The  Custodian in its  individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Custodian.

                  Section 3.3.      Master  Servicer  to Pay  Fees.  The  Master  Servicer  covenants  and agrees to pay to the Custodian from time to time,  and the Custodian  shall be entitled to, all reasonable fees as agreed to by the Master  Servicer and the  Custodian  for services  rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian.

                  Section 3.4.      Custodian  May Resign;  Trustee May Remove  Custodian.  The  Custodian
may  resign by giving  notice to the other  parties  to this  Agreement.  Upon  receiving  such  notice of resignation,  the Trustee  either shall take custody of the  Mortgage  Files or shall  appoint a successor
Custodian meeting the requirements set forth below.

                  Thirty (30) days after such notice of resignation, if the Trustee by then shall not have taken custody of the Mortgage Files and shall not have appointed a successor Custodian that has accepted its appointment, the resigning Custodian shall be entitled to deliver the Mortgage Files to the offices of the Trustee, and the Trustee shall be obligated to accept delivery. Alternatively, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor
Custodian meeting the requirements set forth below.

                  The Trustee may remove the Custodian at any time for cause, based upon a material breach by the Custodian of its duties or obligations under this Agreement or the Pooling and Servicing
Agreement if, after giving notice of such material breach to the Custodian, such material breach remains uncured for 90 days.  In addition, the Trustee may remove the Custodian if the credit rating of the
Custodian is withdrawn or reduced to below "BBB-" by Standard & Poor's or below "Baa3" by Moody's.

                   In the event of any removal of the Custodian, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian meeting the requirements set forth below.

                  Any successor Custodian shall be an insured depository institution subject to supervision or examination by a federal or State governmental authority, shall have a combined capital and surplus at the time of appointment of at least $50,000,000 and shall be qualified to do business, or exempt from such qualification, in the jurisdictions in which the Mortgage Files will be held, unless the Depositor, the Issuer and the Trustee each consent otherwise.

                  Any resignation or removal of the Custodian, and appointment of a successor Custodian, shall become effective only upon acceptance by the successor Custodian of its appointment. The Trustee shall give prompt notice to the other parties to this Agreement of the appointment of any successor
Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the
Depositor, which approval shall not be unreasonably withheld.

                  Section 3.5.      Merger or  Consolidation  of  Custodian.  Any  Person  into  which the
Custodian may be merged or converted or with which it may be  consolidated,  or any Person  resulting from any  merger,  conversion  or  consolidation  to  which  the  Custodian  shall be a  party,  or any  Person succeeding to the business of the Custodian,  shall be the successor of the Custodian  hereunder,  without the  execution  or  filing  of any  paper or any  further  act on the part of any of the  parties  hereto, anything herein to the contrary notwithstanding.

                  Section 3.6.      Representations  of the  Custodian.  The Custodian  hereby  represents that it is a  depository  institution  subject  to  supervision  or  examination  by a  federal  or  state authority,  has a combined capital and surplus of at least  $50,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                               ARTICLE IV.
                                      REPRESENTATIONS AND WARRANTIES

                  Section 4.1.      Representations and Warranties.  Each of the Depositor,  each Servicer and the Custodian hereby represents and warrants to, and agrees with, the other parties that:

                  (a)      such party has been duly formed and is validly existing in good standing under the laws of the jurisdiction of its formation;

                  (b)      such party has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated and to execute, deliver, and perform its obligations under this Agreement;

                  (c)      this Agreement has been duly authorized, executed, and delivered by such party, constitutes the legal, valid, and binding obligation of such party, and is enforceable against such party in accordance with its terms, except as such enforceability may be limited by laws relating to the rights of creditors or general principles of equity;

                  (d)      neither the execution and delivery by such party of this Agreement, nor the performance by such party of its obligations under this Agreement, will conflict with, result in a material breach or violation of, or constitute (with or without notice or lapse of time or both) a default under, any law or any indenture or other agreement to which such party or its properties are bound, other than such as would not have a material adverse effect on the other parties to this
Agreement;

                  (e)      there are no proceedings or investigations pending or, to the best knowledge of such party, threatened, against such party before any governmental authority (i) asserting the unenforceability of this Agreement, (ii) seeking to prevent the consummation of any transaction contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of such party, would have a material adverse effect on such party's performance under this
Agreement, or (iv) seeking any determination or ruling that would have a material adverse effect on the enforceability of this Agreement, in each case which, if adversely determined, would be reasonably likely to result in a material adverse effect on the other parties to this Agreement; and

                  (f)      no consent, approval, authorization, or order of, or filing with, any governmental authority is required on the part of such party in connection with its performance of the transactions contemplated by this Agreement, except those which have been obtained or made and are in full force and effect and those which the failure to obtain would not have a material adverse effect on the other parties to this Agreement.

                                                ARTICLE V.
                                      COMPLIANCE WITH REGULATION AB

                  Section 5.1.      Intent   of  the   parties;   Reasonableness.   The   parties   hereto
acknowledge  and agree that the purpose of this Article V is to facilitate  compliance  by the  Depositor, the Master Servicer,  the Certificate  Administrator  and the Trustee with the provisions of Regulation AB and related rules and  regulations of the  Commission.  None of the Depositor,  the Master  Servicer,  the
Certificate  Administrator  nor the Trustee shall exercise its right to request delivery of information or other  performance  under these provisions other than in good faith, or for purposes other than compliance with the 1933 Act, the 1934 Act and the rules and  regulations  of the  Commission  under the 1933 Act and the 1934 Act. Each of the parties hereto  acknowledges  that  interpretations  of the  requirements of the requirements of Regulation AB may change over time,  whether due to interpretive  guidance provided by the
Commission or its staff,  consensus among participants in the mortgage-backed  securities markets,  advice of counsel, or otherwise,  and agrees to comply with requests made by the Depositor,  the Master Servicer, the  Certificate  Administrator  and the  Trustee in good faith for  delivery of  information  under these provisions  on  the  basis  of  evolving  interpretations  of  Regulation  AB  to  the  extent  reasonably practicable.  The Custodian  shall  cooperate  reasonably  with the Depositor,  the Master  Servicer,  the
Certificate  Administrator  and the  Trustee to  deliver to the  Depositor,  the Master  Servicer  and the
Certificate  Administrator  (including  any of  their  respective  assignees  or  designees),  any and all disclosure,  statements,  reports,  certifications,  records and any other  information  necessary  in the
reasonable,   good  faith   determination  of  the  Depositor,   the  Master  Servicer,   the  Certificate
Administrator   and  the  Trustee  to  permit  the  Depositor,   the  Master  Servicer,   the  Certificate
Administrator and the Trustee to comply with the provisions of Regulation AB.

                  Section 5.2.      Additional Representations and Warranties of the Custodian.

                  (1)      The Custodian hereby  represents and warrants that the information set forth in the  Prospectus  Supplement  relating to the  Certificates,  dated March 27, 2007,  under the caption "The
Pooling and Servicing  Agreement - Custodial  Arrangements" (the "Custodian  Disclosure") does not contain any untrue  statement of a material fact or omit to state a material  fact  required to be stated  therein or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading.

                  (2)      The  Custodian  shall be deemed to  represent  to the  Depositor as of the date hereof and on each date on which  information is provided to the Depositor under Section 5.3 that,  except as disclosed in writing to the  Depositor  prior to such date:  (i) there are no aspects of its  financial condition  that  could  have  a  material  adverse  effect  on  the  performance  by it of  its  Custodian obligations  under  this  Agreement  or  any  other  securitization  transaction  as to  which  it is  the custodian;  (ii)  there  are no  material  legal  or  governmental  proceedings  pending  (or  known to be contemplated)  against it; and (iii) there are no affiliations,  relationships or transactions relating to the  Custodian  with  respect  to the  Depositor  or  any  sponsor,  issuing  entity,  servicer,  trustee, originator,  significant obligor,  enhancement or support provider or other material transaction party (as such terms are used in  Regulation  AB) (each,  a  "Transaction  Party")  relating  to the  securitization transaction  contemplated  by the Pooling and  Servicing  Agreement,  other than those  identified  by the
Custodian to Depositor in writing as of the Closing Date.

                  (3)      If so requested by the Depositor on any date  following  the Closing Date,  the
Custodian  shall,  within five Business Days  following  such request,  confirm in writing the accuracy of the  representations  and  warranties  set  forth  in  paragraph  (1) of  this  section  or,  if any  such representation  and  warranty is not  accurate  as of the date of such  confirmation,  provide  reasonably adequate  disclosure of the pertinent  facts, in writing,  to the requesting  party. Any such request from the Depositor shall not be given more than once each calendar  quarter,  unless the Depositor shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

                  Section 5.3.      Additional  Information to Be Provided by the  Custodian.  For so long as the Certificates are outstanding,  for the purpose of satisfying the Depositor's  reporting  obligation under  the 1934 Act with  respect  to any class of  Certificates,  the  Custodian  shall  (a)  notify  the
Depositor  in  writing  of any  material  litigation  or  governmental  proceedings  pending  against  the
Custodian  that would be  material  to  Certificateholders,  and (b)  provide to the  Depositor  a written description of such  proceedings.  Any notices and  descriptions  required under this Section 5.3 shall be given no later than five Business Days prior to the  Determination  Date  following the month in which the
Custodian has knowledge of the  occurrence of the relevant  event.  As of the date the Depositor or Master
Servicer  files each  Report on Form 10-D or Form 10-K with  respect to the  Certificates,  the  Custodian will be deemed to represent that any  information  previously  provided under this Section 5.3, if any, is materially  correct and does not have any material  omissions  unless the Custodian has provided an update to such information.

                  Section 5.4.      Report on  Assessment  of  Compliance  and  Attestation.  On or before
March 15 of each calendar year, the Custodian shall:

                  (1)      deliver  to  the  Depositor  a  report  (in  form  and   substance   reasonably
satisfactory  to the Depositor)  regarding the  Custodian's  assessment of compliance  with the Applicable
Servicing  Criteria set forth on Exhibit A hereto  during the  immediately  preceding  calendar  year,  as required  under Rules 13a-18 and 15d-18 of the 1934 Act and Item 1122 of  Regulation AB (each such report, an "Assessment of  Compliance").  Each such  Assessment of Compliance  shall be addressed to the Depositor and signed by an authorized officer of the Custodian; and

                  (2)      deliver  to the  Depositor  a report of a  registered  public  accounting  firm reasonably  acceptable  to the  Depositor  that attests to, and reports on, the  Assessment  of Compliance made  by  the  Custodian  and  delivered  pursuant  to the  preceding  paragraph  (each  such  report,  an
"Accountant's  Attestation").  Such Accountant's  Attestation shall be in accordance with Rules 1-02(a)(3)
and 2-02(g) of Regulation S-X under the 1933 Act and the 1934 Act.

                  Section 5.5.      Indemnification.  The Custodian  shall indemnify and hold harmless the
Certificate  Administrator,  the Master Servicer and the Depositor and each of their directors,  officers, employees,  agents,  and  affiliates  from and  against any and all claims,  losses,  damages,  penalties, fines,  forfeitures,  reasonable  legal fees and related  costs,  judgments  and other costs and  expenses arising  out of or based  upon  (a) any  breach  by it of any if its  obligations  under  this  Article  V
including   particularly   its  obligation  to  provide  any  Assessment  of  Compliance  or  Accountant's
Attestation or any information,  data or material required to be included in any 1934 Act report,  (b) any misstatement  or omission in any  information,  data or materials  provided by the  Custodian  pursuant to this  Article  V, or (c) the  negligence,  bad  faith or  willful  misconduct  of the  Custodian  Party in connection  with the  performance  of any if its  obligations  under this Article V. This  indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

                                               ARTICLE VI.
                                         MISCELLANEOUS PROVISIONS

                  Section 6.1.      Notices.  All  notices,  requests,  consents  and  demands  and  other communications  required  under this Agreement or pursuant to any other  instrument or document  delivered hereunder shall be in writing and, unless otherwise  specifically  provided,  may be delivered personally, by telegram or telex, by overnight express,  or by registered or certified mail,  postage prepaid,  return receipt  requested,  at 1) in the case of the  Trustee,  HSBC Bank USA,  National  Association,  452 Fifth
Avenue,  New York, NY 10018,  Attention:  Corporate Trust,  WMLT 2007-A;  2) in the case of the Custodian,
U.S. Bank National  Association,  1133 Rankin Street,  Suite 100,  EP-MN-TMZD,  St. Paul, Minnesota 55116,
Attention:  Document  Collateral  Services  - WMLT  2007-A;  3) in the  case  of the  Depositor,  Wachovia
Mortgage  Loan Trust,  LLC, 301 S. College  Street,  NC5578-Suite  G,  Charlotte,  North  Carolina  28288,
Attention:  General Counsel and Chief Financial  Officer;  4) in the case of National City,  National City
Mortgage Co., 3232 Newmark Dr., Miamisburg,  OH 45342,  Attention:  Mary Beth Criswell;  5) in the case of
Fifth Third, Fifth Third Bank, 5001 Kingsley Drive,  Cincinnati,  Ohio 45263, Attention:  Steve Johnson MD
1MOB2V;  6) in the case of SunTrust,  SunTrust  Mortgage,  Inc.,  1001 Semmes Avenue,  Richmond,  Virginia
23224,  Attention:  Annette  Holman-Foreman;  and 7) in the case of Wells Fargo, Wells Fargo Bank, N.A., 1
Home  Campus,  Des Moines,  Iowa  50328-0001,  Attention:  John B. Brown,  MAC  X2302-033,  with a copy to
General Counsel,  MAC X2401-06T  (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

                  Section 6.2.      Amendments.  No  modification  or amendment of or  supplement  to this
Agreement  shall be valid or  effective  unless the same is in writing and signed by all  parties  hereto, and neither the Depositor,  the Servicers nor the Trustee shall enter into any amendment  hereof except as permitted by the Pooling and Servicing Agreement.  The Certificate  Administrator shall give prompt notice to the Custodian of any  amendment or  supplement  to the Pooling and Servicing  Agreement and furnish the
Custodian with written copies thereof.

                  Section 6.3.      GOVERNING  LAW. THIS  AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE  WITH  THE  LAWS OF THE  STATE  OF NEW  YORK,  WITHOUT  APPLICATION  OF THE  CONFLICTS  OF LAWS
PROVISIONS  THEREOF,  AND  THE  OBLIGATIONS,  RIGHTS  AND  REMEDIES  OF THE  PARTIES  HEREUNDER  SHALL  BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 6.4.      Recordation of Agreement.  To the extent  permitted by applicable law, this Agreement is subject to recordation in all  appropriate  public offices for real property  records in all the counties or other comparable  jurisdictions  in which any or all of the properties  subject to the
Mortgages  are  situated,  and in any  other  appropriate  public  recording  office  or  elsewhere,  such recordation  to be effected by the  Depositor  and at the  Depositor's  expense,  but only upon  direction accompanied  by an Opinion of Counsel  reasonably  satisfactory  to the  Depositor  to the effect that the failure to effect such  recordation  is likely to  materially  and  adversely  affect the interests of the
Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 6.5.      Severability  of  Provisions.  If any one or  more  of the  covenants, agreements,  provisions or terms of this Agreement shall be for any reason  whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants, agreements,  provisions  or  terms  of  this  Agreement  and  shall  in no  way  affect  the  validity  or enforceability of the other provisions of this Agreement.

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

                                                       HSBC BANK USA, NATIONAL ASSOCIATION,
                                                       not in its individual capacity but solely as Trustee under the
                                                       Pooling and Servicing Agreement

                                                       By:______________________________________
                                                       Name:
                                                       Title:

                                                       WACHOVIA MORTGAGE LOAN TRUST, LLC,
                                                       as Depositor

                                                       By:______________________________________
                                                       Name:
                                                       Title:

                                                       U.S. BANK NATIONAL ASSOCIATION, as Custodian, Master Servicer and
                                                       Certificate Administrator

                                                       By:______________________________________
                                                       Name:
                                                       Title:

                                                       NATIONAL CITY MORTGAGE CO.,
                                                       as a Servicer

                                                       By:______________________________________
                                                       Name:
                                                       Title:

                                                       FIFTH THIRD MORTGAGE COMPANY,
                                                       as a Servicer

                                                       By:______________________________________
                                                       Name:
                                                       Title:

                                                       SUNTRUST MORTGAGE, INC.,
                                                       as a Servicer

                                                       By:______________________________________
                                                       Name:
                                                       Title:

                                                       WELLS FARGO BANK, N.A.,
                                                       as a Servicer

                                                       By:______________________________________
                                                       Name:
                                                       Title:

                                                EXHIBIT A

                      SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

          The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

_____________________________________________________________________________________________________________
                                                                                            Applicable
                                 Servicing Criteria                                     Servicing Criteria
_____________________________________________________________________________________________________________
      Reference                                   Criteria
_____________________________________________________________________________________________________________
                                      General Servicing Considerations
_____________________________________________________________________________________________________________
                        Policies and procedures are instituted to monitor any
                        performance or other triggers and events of default in
1122(d)(1)(i)           accordance with the transaction agreements
_____________________________________________________________________________________________________________
                        If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor
1122(d)(1)(ii)          the third party's performance and compliance with such
                        servicing activities
_____________________________________________________________________________________________________________
                        Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)         back-up servicer for the pool assets are maintained.
_____________________________________________________________________________________________________________
                        A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                        throughout the reporting period in the amount of coverage
1122(d)(1)(iv)          required by and otherwise in accordance with the terms of
                        the transaction agreements.
_____________________________________________________________________________________________________________

                                     Cash Collection and Administration
_____________________________________________________________________________________________________________
                        Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt and
1122(d)(2)(i)           identification, or such other number of days specified in
                        the transaction agreements.
_____________________________________________________________________________________________________________
                        Disbursements made via wire transfer on behalf of an obligor
1122(d)(2)(ii)          or to an investor are made only by authorized personnel.
_____________________________________________________________________________________________________________
                        Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                        charged for such advances are made, reviewed and approved as
1122(d)(2)(iii)         specified in the transaction agreements.
_____________________________________________________________________________________________________________
                        The related accounts for the transaction, such as cash
                        reserve accounts or accounts established as a form of
                        overcollateralization, are separately maintained (e.g., with
1122(d)(2)(iv)          respect to commingling of cash) as set forth in the
                        transaction agreements.
_____________________________________________________________________________________________________________
                        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                        agreements.  For purposes of this criterion, "federally
                        insured depository institutions" with respect to a foreign financial institution means a foreign financial institution
1122(d)(2)(v)           that meets the requirements of Rule 13k-1(b)(1) of the
                        Securities Exchange Act.
_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________
1122(d)(2)(vi)          Unissued checks are safeguarded so as to prevent
                        unauthorized access.
_____________________________________________________________________________________________________________
                        Reconciliations are prepared on a monthly basis for all
                        asset-backed securities related bank accounts, including
                        custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B)
                        prepared within 30 calendar days after the bank statement
                        cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliations; and
                        (D) contain explanations for reconciling items, These
1122(d)(2)(vii)         reconciling items are resolved within 90 calendar days of
                        their original identification, or such other number of days specified in the transaction agreements.
_____________________________________________________________________________________________________________

                                     Investor Remittances and Reporting
_____________________________________________________________________________________________________________
                        Reports to investors, including those to be filed with the
                        Commission, are maintained in accordance with the
                        transaction agreements and applicable Commission
                        requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements, (B) provide information calculated in accordance with the terms specified in the transaction
                        agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors; or
1122(d)(3)(i)           the trustee's records as to the total unpaid principal
                        balance and number of pool assets serviced by the servicer.
_____________________________________________________________________________________________________________
                        Amounts due to investors are allocated and remitted in
                        accordance with timeframes, distribution priority and other
1122(d)(3)(ii)          terms set forth in the transaction agreements.
_____________________________________________________________________________________________________________
                        Disbursements made to an investor are posted within two
                        business days to the servicer's investor records, or such
1122(d)(3)(iii)         other number of days specified in the transaction agreements.
_____________________________________________________________________________________________________________
                        Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)          custodial bank statements.
_____________________________________________________________________________________________________________

                                          Pool Asset Administration
_____________________________________________________________________________________________________________
                        Collateral or security on pool assets is maintained as                   X
1122(d)(4)(i)           required by the transaction agreements or related asset pool documents.
_____________________________________________________________________________________________________________
                        Pool assets and related documents are safeguarded as                     X
1122(d)(4)(ii)          required by the transaction agreements.
_____________________________________________________________________________________________________________
                        Any additions, removals or substitutions to the asset pool               X
                        are made, reviewed and approved in accordance with any
1122(d)(4)(iii)         conditions or requirements in the transaction agreements
_____________________________________________________________________________________________________________
                        Payments on pool assets, including any payoffs, made in
                        accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than
_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________
                        two business days after receipt, or such other number of
                        days specified in the transaction agreements, and allocated
1122(d)(4)(iv)          to principal, interest or other items (e.g., escrow) in
                        accordance with the related pool asset documents.
_____________________________________________________________________________________________________________
                        The servicer's records regarding the pool assets agree with
1122(d)(4)(v)           the servicer's records with respect to an obligor's unpaid principal balance.
_____________________________________________________________________________________________________________
                        Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance
1122(d)(4)(vi)          with the transaction agreements and related pool asset
                        documents.
_____________________________________________________________________________________________________________
                        Loss mitigation of recovery actions (e.g., forbearance
                        plans, modifications and deed in lieu of foreclosure,
                        foreclosures and repossessions, as applicable) are
                        initiated, conducted and concluded in accordance with the
1122(d)(4)(vii)         timeframes or other requirements established by the
                        transaction documents.
_____________________________________________________________________________________________________________
                        Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained in at
                        least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases
1122(d)(4)(viii)        where delinquency is deemed temporary (e.g., illness or
                        unemployment).
_____________________________________________________________________________________________________________
                        Adjustments to interest rates or rates of return for pool
1122(d)(4)(ix)          assets with  variable rates are computed based on the
                        related pool asset documents.
_____________________________________________________________________________________________________________
                        Regarding any funds held in trust for an obligor (such as
                        escrow accounts); (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                        annual basis, or such other period specified in the
                        transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are
                        returned to the obligor within 3- calendar days of full
1122(d)(4)(x)           repayment of the related pool asset, or such other number of days specified in the transaction agreements.
_____________________________________________________________________________________________________________
                        Payments made on behalf of an obligor (such as tax ore
                        insurance payments) are made on or before the related
                        penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such
                        support has been received by the service at least 30
1122(d)(4)(xi)          calendar days prior to these dates, or such other number of days specified in the transaction agreements.
_____________________________________________________________________________________________________________
                        Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late
1122(d)(4)(xii)         payment was due to the obligor's error or omission.
_____________________________________________________________________________________________________________
1122(d)(4)(xiii)        Disbursements made on behalf of an obligor are posted within
_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________
                        two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                        transaction agreements.
_____________________________________________________________________________________________________________
1122(d)(4)(xiv)         Delinquencies, charge-offs and uncollectible funds are
                        recognized and recorded in accordance with the transaction agreements.
_____________________________________________________________________________________________________________
1122(d)(4)(xv)          Any external enhancement or other support, identified in
                        item 1114(a)(1) through (3) or item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
_____________________________________________________________________________________________________________

                                                EXHIBIT O

                                      FORM OF INITIAL CERTIFICATION

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Attn: Corporate Trust - WMLT 2007-A

Wachovia Mortgage Loan Trust, LLC
301 S. College Street, NC5578 - Suite G
Charlotte, North Carolina 28288-5578

         Re:      Wachovia Mortgage Loan Trust, LLC Series 2007-A Trust

Ladies and Gentlemen:

         In  accordance  with  Section  2.4 of the  custodial  agreement  dated as of March 27,  2007 (the
"Custodial Agreement"),  between HSBC Bank USA, National Association,  as trustee,  Wachovia Mortgage Loan
Trust,  LLC,  as  depositor,  U.S.  Bank  National  Association.,   as  master  servicer  and  certificate
administrator,  National City Mortgage Co.,  Fifth Third Mortgage  Company,  SunTrust  Mortgage,  Inc. and
Wells  Fargo  Bank,  N.A.,  as  servicers,   and  U.S.  Bank  National  Association,   as  custodian  (the
"Custodian"),  the  undersigned,  as Custodian,  hereby  certifies that it has received the following with respect to each Mortgage Loan listed in the Mortgage Loan Schedule:

         Except for the exceptions listed on the schedule  attached hereto,  the Mortgage File for each of the Mortgage Loans includes all documents specified in Section  2.01(b)(i),  (ii), (iii), (v) and (ix)(A),
(B),  (C),  (D),  (F) and (G) of the  pooling  and  servicing  agreement  dated as of March 27,  2007 (the
"Pooling and  Servicing  Agreement"),  among the  Depositor,  U.S. Bank  National  Association,  as master servicer and certificate administrator, the Servicers and the Trustee.

         Capitalized terms not otherwise defined herein have the meaning set forth in the Pooling and
Servicing Agreement.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as Custodian

                                    By:____________________________________
                                          Name:
                                          Title:

                                                EXHIBIT P

                                       FORM OF FINAL CERTIFICATION

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Attn: Corporate Trust - WMLT 2007-A

Wachovia Mortgage Loan Trust, LLC
301 S. College Street, NC5578 - Suite G
Charlotte, North Carolina 28288-5578

Re:      Wachovia Mortgage Loan Trust, LLC Series 2007-A Trust

         Ladies and Gentlemen:

         In  accordance  with  Section  2.4 of the  custodial  agreement  dated as of March 27,  2007 (the
"Custodial Agreement"),  between HSBC Bank USA, National Association,  as trustee,  Wachovia Mortgage Loan
Trust,  LLC,  as  depositor,  U.S.  Bank  National  Association.,   as  master  servicer  and  certificate
administrator,  National City Mortgage Co.,  Fifth Third Mortgage  Company,  SunTrust  Mortgage,  Inc. and
Wells  Fargo  Bank,  N.A.,  as  servicers,   and  U.S.  Bank  National  Association,   as  custodian  (the
"Custodian"),  the  undersigned,  as Custodian,  hereby  certifies that it has received the following with respect to each Mortgage Loan listed in the Mortgage Loan Schedule:

         Except for the exceptions listed on the schedule  attached hereto,  the Mortgage File for each of the Mortgage Loans includes all documents specified in Section  2.01(b)(i),  (ii), (iii), (v) and (ix)(A),
(B),  (C),  (D),  (F) and (G) of the  pooling  and  servicing  agreement  dated as of March 27,  2007 (the
"Pooling and  Servicing  Agreement"),  among the  Depositor,  U.S. Bank  National  Association,  as master servicer and certificate administrator, the Servicers and the Trustee.

         Capitalized terms not otherwise defined herein have the meaning set forth in the Pooling and
Servicing Agreement.

                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as Custodian

                                    By:____________________________________
                                          Name:
                                          Title:

                                                EXHIBIT Q

                                        FORM OF 10-K CERTIFICATION

Re:  The  Pooling  and  Servicing  Agreement,  dated as of March  27,  2007  (the  "Pooling  and
Servicing  Agreement"),  among Wachovia Mortgage Loan Trust, LLC, as depositor (the "Depositor"),
U.S.  Bank  National   Association,   as  master   servicer  (in  its  capacity  as   certificate
administrator,  the  "Master  Servicer")  and  certificate  administrator  (in  its  capacity  as certificate administrator,  the "Certificate  Administrator"),  National City Mortgage Co., Fifth
Third Mortgage Company,  SunTrust  Mortgage,  Inc. and Wells Fargo Bank, N.A., as servicers,  and
HSBC Bank USA, National Association, as trustee (the "Trustee").

I,  _______________________,  the  ________________________ of [NAME OF COMPANY] (the "Company"),
certify  to the  Depositor,  the  Master  Servicer,  the  Certificate  Administrator,  and  their officers, with the knowledge and intent that they will rely upon this certification, that:

         (1)      I have  reviewed  (i) the  servicer  compliance  statement  of the  Company  provided in accordance  with  Section  12.06 of the Pooling and  Servicing  Agreement  (the "Item 1123  Certificate"),
(ii) the  report on  assessment  of the  Company's  compliance  with the  servicing  criteria  provided in accordance  with  Section  12.07 of the Pooling  and  Servicing  Agreement,  (iii) the  registered  public accounting  firm's  attestation  report  provided  in  accordance  with  Section  12.08 of the Pooling and
Servicing Agreement (the "Accountant's  Attestation"),  and all servicing reports,  officer's certificates and other  information  relating to the servicing of the Mortgage  Loans by the Company during 200[ ] that were delivered by the Company to the Certificate  Administrator  pursuant to the Agreement  (collectively, the "Company Servicing Information");

         (2)      Based, on my knowledge,  the Company Servicing  Information,  taken as a whole, does not contain any untrue  statement of a material  fact or omit to state a material  fact  necessary to make the statements made, in the light of the  circumstances  under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

         (3)      Based  on my  knowledge,  all  of  the  Company  Servicing  Information  required  to be provided by the Company under the Agreement has been provided to the Certificate Administrator;

         (4)      I am  responsible  for  reviewing  the  activities  performed by the Company as servicer under the Agreement,  and based on my knowledge and the compliance  review conducted in preparing the Item
1123  Certificate  and except as disclosed in the Item 1123  Certificate,  the Assessment of Compliance or
the  Accountant's  Attestation,  the Company has  fulfilled  its  obligations  under the  Agreement in all material respects; and

         (5)      The Form of 10-K  Certification  required  to be provided  by the  Depositor  and by any
Servicing   Function   Participant   pursuant  to  the  Agreement,   have  been  provided  to  Certificate

Administrator.  Any material  instances of noncompliance  described in such reports have been disclosed to
Certificate  Administrator.  Any material instance of noncompliance  with the Servicing  Criteria has been disclosed in such reports.

By:___________________________________
Name:
Title

                                            Date:

                                                EXHIBIT R

                                       RELEVANT SERVICING CRITERIA

         The  assessment  of  compliance  to be  delivered  by the  Master  Servicer  and the  Certificate
Administrator  shall address,  at a minimum,  the criteria  identified as below as  "Applicable  Servicing
Criteria" with respect to such party:

Where there are  multiple  checks for  criteria  the  attesting  party will  identify in their  management assertion that they are attesting only to the portion of the  distribution  chain they are responsible for in the related transaction agreements.

____________________________________________________________________________________________________________________
Regulation AB      Servicing Criteria                            Servicers      Master Servicer      Certificate
Reference                                                                                           Administrator
____________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________
                   General Servicing Considerations
____________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________
1122(d)(1)(i)      Policies and  procedures  are instituted          X                  X                 X
                   to  monitor  any  performance  or  other
                   triggers   and   events  of  default  in
                   accordance    with    the    transaction
                   agreements.
____________________________________________________________________________________________________________________
1122(d)(1)(ii)     If any material servicing activities              X                  X
                   are outsourced to third parties,
                   policies and procedures are instituted
                   to monitor the third party's
                   performance and compliance with such
                   servicing activities.
____________________________________________________________________________________________________________________
                   Any requirements in the transaction
                   agreements to maintain a back-up
                   servicer for the Pool Assets are
1122(d)(1)(iii)    maintained.
____________________________________________________________________________________________________________________
1122(d)(1)(iv)     A fidelity bond and errors and                    X                  X
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting
                   period in the amount of coverage
                   required by and otherwise in accordance
                   with the terms of the transaction
                   agreements.
____________________________________________________________________________________________________________________
                   Cash Collection and Administration
____________________________________________________________________________________________________________________
1122(d)(2)(i)      Payments on pool assets are deposited             X                  X                 X
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business days
                   following receipt, or such other number
                   of days specified in the transaction
                   agreements.
____________________________________________________________________________________________________________________
                   Disbursements made via wire transfer on           X                  X                 X
                   behalf of an obligor or to an investor
1122(d)(2)(ii)     are made only by authorized personnel.
____________________________________________________________________________________________________________________
                   Advances of funds or guarantees                   X                  X
                   regarding collections, cash flows or
                   distributions, and any interest or
                   other fees charged for such advances,
                   are made, reviewed and approved as
                   specified in the transaction
1122(d)(2)(iii)    agreements.
____________________________________________________________________________________________________________________
                   The related accounts for the                      X                  X                 X
                   transaction, such as cash reserve
                   accounts or accounts established as a
                   form of over collateralization, are
                   separately maintained (e.g., with
                   respect to commingling of cash) as set
1122(d)(2)(iv)     forth in the transaction agreements.
____________________________________________________________________________________________________________________
                   Each custodial account is maintained at           X                  X
____________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to
                   a foreign financial institution means a
                   foreign financial institution that
                   meets the requirements of Rule
                   13k-1(b)(1) of the Securities Exchange
1122(d)(2)(v)      Act.
____________________________________________________________________________________________________________________
                   Unissued checks are safeguarded so as             X
1122(d)(2)(vi)     to prevent unauthorized access.
____________________________________________________________________________________________________________________
1122(d)(2)(vii)    Reconciliations are prepared on a                 X                  X                 X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and
                   related bank clearing accounts. These
                   reconciliations are (A) mathematically
                   accurate; (B) prepared within 30
                   calendar days after the bank statement
                   cutoff date, or such other number of
                   days specified in the transaction
                   agreements; (C) reviewed and approved
                   by someone other than the person who
                   prepared the reconciliation; and (D)
                   contain explanations for reconciling
                   items. These reconciling items are
                   resolved within 90 calendar days of
                   their original identification, or such
                   other number of days specified in the
                   transaction agreements.
____________________________________________________________________________________________________________________
                   Investor Remittances and Reporting
____________________________________________________________________________________________________________________
1122(d)(3)(i)      Reports to investors, including those             X                  X                 X
                   to be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements. Specifically,
                   such reports (A) are prepared in
                   accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the terms
                   specified in the transaction
                   agreements; (C) are filed with the
                   Commission as required by its rules and
                   regulations; and (D) agree with
                   investors' or the trustee's records as
                   to the total unpaid principal balance
                   and number of Pool Assets serviced by
                   the Servicer.
____________________________________________________________________________________________________________________
                   Amounts due to investors are allocated            X                                    X
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the
1122(d)(3)(ii)     transaction agreements.
____________________________________________________________________________________________________________________
                   Disbursements made to an investor are             X                                    X
                   posted within two business days to the
                   Servicer's investor records, or such
                   other number of days specified in the
1122(d)(3)(iii)    transaction agreements.
____________________________________________________________________________________________________________________
                   Amounts remitted to investors per the             X                                    X
                   investor reports agree with cancelled
                   checks, or other form of payment, or
1122(d)(3)(iv)     custodial bank statements.
____________________________________________________________________________________________________________________
                   Pool Asset Administration
____________________________________________________________________________________________________________________
1122(d)(4)(i)      Collateral or security on pool assets             X
                   is maintained as required by the
                   transaction agreements or related pool
                   asset documents.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(ii)     Pool assets  and related documents are            X
____________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________
                   safeguarded as required by the
                   transaction agreements
____________________________________________________________________________________________________________________
1122(d)(4)(iii)    Any additions, removals or                        X
                   substitutions to the asset pool are
                   made, reviewed and approved in
                   accordance with any conditions or
                   requirements in the transaction
                   agreements.
____________________________________________________________________________________________________________________
1122(d)(4)(iv)     Payments on pool assets, including any            X
                   payoffs, made in accordance with the
                   related pool asset documents are posted
                   to the Servicer's obligor records
                   maintained no more than two business
                   days after receipt, or such other
                   number of days specified in the
                   transaction agreements, and allocated
                   to principal, interest or other items
                   (e.g., escrow) in accordance with the
                   related pool asset documents.
____________________________________________________________________________________________________________________
                   The Servicer's records regarding the              X
                   pool assets agree with the Servicer's
                   records with respect to an obligor's
1122(d)(4)(v)      unpaid principal balance.
____________________________________________________________________________________________________________________
                   Changes with respect to the terms or              X
                   status of an obligor's pool assets
                   (e.g., loan modifications or re-agings)
                   are made, reviewed and approved by
                   authorized personnel in accordance with
                   the transaction agreements and related
1122(d)(4)(vi)     pool asset documents.
____________________________________________________________________________________________________________________
                   Loss mitigation or recovery actions               X
                   (e.g., forbearance plans, modifications
                   and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as
                   applicable) are initiated, conducted
                   and concluded in accordance with the
                   timeframes or other requirements
                   established by the transaction
1122(d)(4)(vii)    agreements.
____________________________________________________________________________________________________________________
1122(d)(4)(viii)   Records documenting collection efforts            X
                   are maintained during the period a pool
                   asset is delinquent in accordance with
                   the transaction agreements. Such
                   records are maintained on at least a
                   monthly basis, or such other period
                   specified in the transaction
                   agreements, and describe the entity's
                   activities in monitoring delinquent
                   pool assets including, for example,
                   phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
                   illness or unemployment).
____________________________________________________________________________________________________________________
1122(d)(4)(ix)     Adjustments to interest rates or rates            X
                   of return for pool assets with variable
                   rates are computed based on the related
                   pool asset documents.
____________________________________________________________________________________________________________________
1122(d)(4)(x)      Regarding any funds held in trust for             X
                   an obligor (such as escrow accounts):
                   (A) such funds are analyzed, in
                   accordance with the obligor's pool
                   asset documents, on at least an annual
                   basis, or such other period specified
                   in the transaction agreements; (B)
                   interest on such funds is paid, or
                   credited, to obligors in accordance
                   with applicable pool asset documents
                   and state laws; and (C) such funds are
                   returned to the obligor within 30
                   calendar days of full repayment of the
                   related pool assets, or such other
                   number of days specified in the
                   transaction agreements.
____________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________
                   Payments made on behalf of an obligor             X
                   (such as tax or insurance payments) are
                   made on or before the related penalty
                   or expiration dates, as indicated on
                   the appropriate bills or notices for
                   such payments, provided that such
                   support has been received by the
                   servicer at least 30 calendar days
                   prior to these dates, or such other
                   number of days specified in the
1122(d)(4)(xi)     transaction agreements.
____________________________________________________________________________________________________________________
                   Any late payment penalties in                     X
                   connection with any payment to be made
                   on behalf of an obligor are paid from
                   the Servicer's funds and not charged to
                   the obligor, unless the late payment
                   was due to the obligor's error or
1122(d)(4)(xii)    omission.
____________________________________________________________________________________________________________________
                   Disbursements made on behalf of an                X
                   obligor are posted within two business
                   days to the obligor's records
                   maintained by the servicer, or such
                   other number of days specified in the
1122(d)(4)(xiii)   transaction agreements.
____________________________________________________________________________________________________________________
                   Delinquencies, charge-offs and                    X                  X
                   uncollectible accounts are recognized
                   and recorded in accordance with the
1122(d)(4)(xiv)    transaction agreements.
____________________________________________________________________________________________________________________
                   Any external enhancement or other
                   support, identified in Item 1114(a)(1)
                   through (3) or Item 1115 of Regulation
                   AB, is maintained as set forth in the
1122(d)(4)(xv)     transaction agreements.
____________________________________________________________________________________________________________________

                                                EXHIBIT S

                                     ADDITIONAL FORM 10-D DISCLOSURE

____________________________________________________________________________________________________________________
                                         ADDITIONAL FORM 10-D DISCLOSURE

____________________________________________________________________________________________________________________
                    Item on Form 10-D                                         Party Responsible
____________________________________________________________________________________________________________________
  Item 1: Distribution and Pool Performance Information

____________________________________________________________________________________________________________________
Information included in the [Monthly Statement]                                   Servicer
                                                                          Certificate Administrator

____________________________________________________________________________________________________________________
Any information required by 1121 which is NOT included                            Depositor
on the [Monthly Statement]

____________________________________________________________________________________________________________________
                Item 2: Legal Proceedings

Any  legal  proceeding   pending  against  the  following
entities or their respective  property,  that is material
to Certificateholders,  including any proceeding known to
be contemplated by governmental authorities:
____________________________________________________________________________________________________________________
o Issuing Entity (Trust Fund)                                                     Depositor
____________________________________________________________________________________________________________________
o Sponsor (Seller)                                             Seller (if a party to the Pooling and Servicing
                                                                           Agreement) or Depositor
____________________________________________________________________________________________________________________
o Depositor                                                                       Depositor
____________________________________________________________________________________________________________________
o Trustee                                                                          Trustee
____________________________________________________________________________________________________________________
o Certificate Administrator                                               Certificate Administrator
____________________________________________________________________________________________________________________
o Master Servicer                                                              Master Servicer
____________________________________________________________________________________________________________________
o Custodian                                                                       Custodian
____________________________________________________________________________________________________________________
o 1110(b) Originator                                                              Depositor
____________________________________________________________________________________________________________________
o Any 1108(a)(2) Servicer (other than the Master                                  Servicer
Servicer or Certificate Administrator)
____________________________________________________________________________________________________________________
o Any other party contemplated by 1100(d)(1)                                      Depositor
____________________________________________________________________________________________________________________
     Item 3: Sale of Securities and Use of Proceeds                               Depositor
Information from Item 2(a) of Part II of Form 10-Q:

With  respect to any sale of  securities  by the sponsor,
depositor or issuing entity,  that are backed by the same
asset  pool  or  are  otherwise  issued  by  the  issuing
entity, whether or not registered,  provide the sales and
use of  proceeds  information  in Item 701 of  Regulation
S-K.  Pricing  information  can be omitted if  securities
were not registered.
____________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________
         Item 4: Defaults Upon Senior Securities                          Certificate Administrator

Information from Item 3 of Part II of Form 10-Q:

Report  the  occurrence  of any Event of  Default  (after
expiration  of any  grace  period  and  provision  of any
required notice)
____________________________________________________________________________________________________________________
   Item 5: Submission of Matters to a Vote of Security                    Certificate Administrator
                         Holders                                                   Trustee

Information from Item 4 of Part II of Form 10-Q
____________________________________________________________________________________________________________________
       Item 6: Significant Obligors of Pool Assets                                Depositor

Item 1112(b) - Significant Obligor Financial Information*
____________________________________________________________________________________________________________________
*This  information need only be reported on the Form 10-D
for the distribution  period in which updated information
is required pursuant to the Item.
____________________________________________________________________________________________________________________
  Item 7: Significant Enhancement Provider Information

Item 1114(b)(2) - Credit Enhancement Provider Financial
Information*
____________________________________________________________________________________________________________________
o Determining applicable disclosure threshold                                     Depositor
____________________________________________________________________________________________________________________
o Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
____________________________________________________________________________________________________________________
    Item 1115(b) - Derivative Counterparty Financial
                      Information*
____________________________________________________________________________________________________________________
o Determining current maximum probable exposure                                   Depositor
____________________________________________________________________________________________________________________
o Determining current significance percentage                                     Depositor
____________________________________________________________________________________________________________________
o Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
____________________________________________________________________________________________________________________
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
           is required pursuant to the Items.
____________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________
                Item 8: Other Information                     Any party responsible for the applicable Form 8-K
                                                                               Disclosure item
Disclose any information  required to be reported on Form
8-K during  the  period  covered by the Form 10-D but not
reported
____________________________________________________________________________________________________________________
                    Item 9: Exhibits
____________________________________________________________________________________________________________________
         Monthly Statement to Certificateholders                          Certificate Administrator
____________________________________________________________________________________________________________________
Exhibits required by Item 601 of Regulation S-K, such as                          Depositor
                   material agreements
____________________________________________________________________________________________________________________

                                                EXHIBIT T

                                   FORM OF DISTRIBUTION DATE STATEMENT

                                                EXHIBIT U

                                    ADDITIONAL DISCLOSURE NOTIFICATION

U.S. Bank National Association
60 Livingston Ave.
St. Paul, MN 55107
Attn: Structured Finance / WMLT 2007-A
Email: notification@fsir.com

Wachovia Mortgage Loan Trust, LLC
301 S. College Street, NC5578-Suite G
Charlotte, NC 28288-5578

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Article XII of the Pooling and Servicing Agreement, dated as of March 27, 2007 (the
"Pooling and Servicing Agreement"), among Wachovia Mortgage Loan Trust, LLC, as depositor (the
"Depositor"), U.S. Bank National Association, as master servicer and certificate administrator (in its capacity as certificate administrator, the "Certificate Administrator"), National City Mortgage Co.,
Fifth Third Mortgage Company, SunTrust Mortgage, Inc. and Wells Fargo Bank, N.A., as servicers, and HSBC
Bank USA, National Association, as trustee (the "Trustee"), the undersigned, as [             ], hereby
notifies you that certain events have come to our attention that [will] [may] need to be disclosed on
Form [10-D] [ 10-K] [8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][ 10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                          ], phone
number: [                            ]; email address: [                       ].

[NAME OF PARTY],
   as [role]

By:_________________________________________________________
   Name:
   Title:

                                                EXHIBIT V

                                     ADDITIONAL FORM 10-K DISCLOSURE

____________________________________________________________________________________________________________________
                  Item on Form 10-K                                      Party Responsible
____________________________________________________________________________________________________________________
          Item 1B: Unresolved Staff Comments                                 Depositor

____________________________________________________________________________________________________________________
              Item 9B: Other Information                 Any party responsible for disclosure items on Form
                                                                                8-K
____________________________________________________________________________________________________________________
   Item 15: Exhibits, Financial Statement Schedules                          Depositor
____________________________________________________________________________________________________________________
                   Additional Item:                     (i) All parties to the PSA (as to themselves), (ii)
                                                         the Depositor as to the issuing entity, (iii) the
          Disclosure per Item 1117 of Reg AB                  Depositor as to the sponsor, any 1106(b)
                                                                  originator, any 1100(d)(1) party
____________________________________________________________________________________________________________________
                   Additional Item:                     (i) All parties to the PSA (as to themselves), (ii)
                                                            the Depositor as to he sponsor, originator,
          Disclosure per Item 1119 of Reg AB            significant obligor, enhancement or support provider
____________________________________________________________________________________________________________________
                   Additional Item:                                     Depositor/ Servicer

        Disclosure per Item 1112(b) of Reg AB
____________________________________________________________________________________________________________________
                   Additional Item:                                          Depositor

     Disclosure per Items 1114(b) and 1115(b) of

                        Reg AB
____________________________________________________________________________________________________________________

                                                EXHIBIT W

                                     FORM 8-K DISCLOSURE INFORMATION

____________________________________________________________________________________________________________________
                                         FORM 8-K DISCLOSURE INFORMATION
____________________________________________________________________________________________________________________
                    Item on Form 8-K                                          Party Responsible
____________________________________________________________________________________________________________________
  Item 1.01- Entry into a Material Definitive Agreement     All parties to the Pooling and Servicing Agreement as
                                                                  to each agreement to which it is a party
Disclosure is required regarding entry into or amendment
of any definitive agreement that is material to the
securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note:   disclosure   not   required   as  to   definitive
agreements that are fully disclosed in the prospectus
____________________________________________________________________________________________________________________
Item 1.02- Termination of a Material Definitive Agreement   All parties to the Pooling and Servicing Agreement as
                                                                  to each agreement to which it is a party
Disclosure is required regarding termination of  any
definitive agreement that is material to the
securitization (other than expiration in accordance with
its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.
____________________________________________________________________________________________________________________
          Item 1.03- Bankruptcy or Receivership                                   Depositor

Disclosure  is  required   regarding  the  bankruptcy  or
receivership, with respect to any of the following:

____________________________________________________________________________________________________________________
o Sponsor (Seller)                                                       Depositor/Sponsor (Seller)
____________________________________________________________________________________________________________________
o Depositor                                                                       Depositor
____________________________________________________________________________________________________________________
o Master Servicer                                                              Master Servicer
____________________________________________________________________________________________________________________
o Affiliated Servicer                                                             Servicer
____________________________________________________________________________________________________________________
o  Other  Servicer  servicing  20% or  more  of the  pool                         Servicer
assets at the time of the report
____________________________________________________________________________________________________________________
o Other material servicers                                                        Servicer
____________________________________________________________________________________________________________________
o Trustee                                                                          Trustee
____________________________________________________________________________________________________________________
o Certificate Administrator                                               Certificate Administrator
____________________________________________________________________________________________________________________
o Significant Obligor                                                             Depositor
____________________________________________________________________________________________________________________
o Credit Enhancer (10% or more)                                                   Depositor
____________________________________________________________________________________________________________________
o Derivative Counterparty                                                         Depositor
____________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________
o Custodian                                                                       Custodian
____________________________________________________________________________________________________________________
Item 2.04- Triggering Events that Accelerate or Increase                          Depositor
 a Direct Financial Obligation or an Obligation under an                       Master Servicer
              Off-Balance Sheet Arrangement                               Certificate Administrator

Includes an early  amortization,  performance  trigger or
other  event,  including  event of  default,  that  would
materially  alter the  payment  priority/distribution  of
cash flows/amortization schedule.

Disclosure  will be made of events  other than  waterfall
triggers  which are  disclosed in the monthly  statements
to the certificateholders.
____________________________________________________________________________________________________________________
 Item 3.03- Material Modification to Rights of Security                   Certificate Administrator
                         Holders                                                  Depositor

Disclosure  is required of any material  modification  to
documents  defining  the  rights  of  Certificateholders,
including the Pooling and Servicing Agreement.
____________________________________________________________________________________________________________________
  Item 5.03- Amendments of Articles of Incorporation or                           Depositor
              Bylaws; Change of Fiscal Year
Disclosure   is  required  of  any   amendment   "to  the
governing documents of the issuing entity".
____________________________________________________________________________________________________________________
 Item 6.01- ABS Informational and Computational Material                          Depositor

____________________________________________________________________________________________________________________
      Item 6.02- Change of Servicer or Certificate          Master Servicer/Certificate Administrator/Depositor/
                      Administrator                                               Servicer

Requires   disclosure   of  any   removal,   replacement,
substitution   or  addition   of  any  master   servicer,
affiliated  servicer,  other  servicer  servicing  10% or
more of pool  assets at time of  report,  other  material
servicers.
____________________________________________________________________________________________________________________
Reg AB  disclosure  about  any  new  servicer  or  master            Servicer/Master Servicer/Depositor
servicer is also required.
____________________________________________________________________________________________________________________
Reg AB  disclosure  about any  successor  trustee is also                          Trustee
required.
____________________________________________________________________________________________________________________
   Item 6.03- Change in Credit Enhancement or External           Depositor/Certificate Administrator/Trustee
                         Support
Covers  termination  of any  enhancement  in manner other
than by its terms,  the addition of an enhancement,  or a
material change in the enhancement  provided.  Applies to
external credit enhancements as well as derivatives.
____________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________
Reg AB disclosure about any new enhancement provider is                           Depositor
also required.
____________________________________________________________________________________________________________________
   Item 6.04- Failure to Make a Required Distribution                     Certificate Administrator

____________________________________________________________________________________________________________________
      Item 6.05- Securities Act Updating Disclosure                               Depositor

If any  material  pool  characteristic  differs  by 5% or
more at the time of issuance of the  securities  from the
description in the final prospectus,  provide updated Reg
AB disclosure about the actual asset pool.
____________________________________________________________________________________________________________________
If there are any new  servicers or  originators  required                         Depositor
to be disclosed  under  Regulation  AB as a result of the
foregoing,  provide the  information  called for in Items
1108 and 1110 respectively.
____________________________________________________________________________________________________________________
              Item 7.01- Reg FD Disclosure                                       All parties
____________________________________________________________________________________________________________________
                 Item 8.01- Other Events                                          Depositor

   Any event, with respect to which information is not
  otherwise called for in Form 8-K, that the registrant
       deems of importance to certificateholders.
____________________________________________________________________________________________________________________
      Item 9.01- Financial Statements and Exhibits             Responsible party for reporting/disclosing the
                                                            financial statement or exhibit (not applicable to the
                                                                                  Trustee)
____________________________________________________________________________________________________________________

                                                EXHIBIT W

                                      FORM OF SERVICER'S CERTIFICATE